UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-03857

American Funds Insurance Series
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: June 30, 2008

Steven I. Koszalka
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mitchell E. Nichter
Paul, Hastings, Janofsky & Walker LLP
55 Second Street
Twenty-Fourth Floor
San Francisco, California 94105
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

American Funds Insurance Series

[photo of the Golden Gate Bridge - a container ship passing underneath]

Semi-annual report for the six months ended June 30, 2008

American Funds Insurance Series® is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For more than 75 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

Investment portfolios

Global Discovery Fund	18
Global Growth Fund	22
Global Small Capitalization Fund	25
Growth Fund	30
International Fund	34
New World Fund	37
Blue Chip Income and Growth Fund	40
Global Growth and Income Fund	43
Growth-Income Fund	46
Asset Allocation Fund	49
Bond Fund	54
Global Bond Fund	58
High-Income Bond Fund	62
U.S. Government/AAA-Rated Securities Fund	67
Cash Management Fund	70

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. For details on how to obtain a complete schedule of portfolio holdings for each fund in the series, please see the outside back cover.

This report shows investment results for Class 1, 2 and 3 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution. Results discussed in the individual fund reports are for Class 2 shares. The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Investments outside the United States, especially those in developing countries, may be subject to additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Small-company stocks involve additional risks and can fluctuate in price more than larger company stocks. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses.

[photo of the Golden Gate Bridge - a container ship passing underneath]

Fellow investors:

The six months ended June 30, 2008, proved a difficult period for investors. Most stock and many bond markets suffered losses in the wake of concerns over an economic slowdown in the U.S. and over continued turmoil and losses in the banking industry. Rising energy and food costs here and abroad have stoked fears of inflation, which in turn have undermined investor confidence.

During the period, Standard & Poor’s 500 Composite Index declined 11.9%. Within the index, nearly every sector posted negative returns, with the notable exception of energy, which gained 8.1% for the period, as oil prices hit record highs. By far, the biggest losses came from the financials sector, which fell 30.9%, due in part to ongoing fallout from subprime mortgages, substantial write-downs and concerns over liquidity. Many U.S. financial institutions were forced to raise capital, and a major investment bank, Bear Stearns, collapsed.

Outside the U.S., equity markets declined as a slowdown in the global economy and rising costs tempered investor sentiment. The MSCI EAFE (Europe, Australasia, Far East) Index slipped by 10.6%. Developing markets were not spared either. The MSCI Emerging Markets Index fell 11.6% for the period, though some specific markets were hit much worse. India declined by 41.4% and China lost 26.3%, as measured by MSCI.

There was also volatility in the bond markets, and results were markedly different from the first quarter of 2008 to the second. After mid-March, when the Federal Reserve orchestrated the buyout of Bear Stearns, rising yields prompted by inflation concerns generally led to weaker returns and a reversal of fortune within the various segments of the bond markets. The Citigroup Broad Investment-Grade (BIG) Index was up 1.4% for the six-month period, despite a 1.2% decline in the second quarter. Conversely, the Credit Suisse High Yield Index declined 1.1% for the period, but rose 1.8% in the second quarter.

Since credit problems surfaced last year, the prevailing tendency in the bond markets has been the reluctance of investors to take on risk. Not surprisingly, in the first six months of 2008, U.S. Treasuries were among the best fixed-income investments, gaining 2.2%. Global bonds fared even better, gaining 3.5%, aided by currency fluctuations during the first quarter. Spreads on most credit products, including corporate bonds and asset-backed securities, widened considerably in the first part of the year.

Meanwhile, the U.S. dollar continued to be weak. It dropped 5.1% against the yen, 7.3% against the euro and 0.4% against the British pound.

In an attempt to help stabilize financial markets, the Federal Reserve voted to cut the federal funds rate on four different occasions, lowering it from 4.25% to 2.00%. The Fed also lowered its discount rate from 4.75% to 2.25%. However, at its meeting on June 25, the central bank voted against lowering rates further, citing high uncertainty over the outlook for inflation. These inflation concerns were shared by consumers paying high prices for gas, food and other staples. Declines in housing prices contributed to the unease.

Recent global economic trends have contributed to the marketplace’s current inflationary conditions. An extended period of worldwide prosperity spurred demand for commodities and other products, especially in developing markets like China and India. Whether such high demand can be sustained will significantly influence future pricing of these products.

Given all the negative economic news, it is natural for investors to feel pessimistic. However, experience has taught us to focus on eventual economic recovery. Predicting how long this will take and what the immediate future will bring is our constant challenge. We encourage investors to maintain a long-term strategy, as we pursue attractive investments on their behalf.

As always, we will continue to pay close attention to the risks, as well as the opportunities, when making all our investment decisions. Amid the market uncertainty, we know it’s more important than ever that we bring our global research capabilities, investment experience and long-term approach to everything we do for our investors.

We look forward to reporting to you again in six months.

Cordially,

/s/ James K. Dunton

James K. Dunton
Vice Chairman of the Board

/s/ Donald D. O’Neal

Donald D. O’Neal
President

August 4, 2008

Total returns for periods ended June 30, 2008

Fund results shown here for American Funds Insurance Series are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

		Cumulative		Average annual
		6 months	1 year	5 years	10 years	Lifetime	Gross expense ratios*

Global Discovery Fund	Class 1	–12.91%	–6.40%	11.91%	—	5.91%	.60%
(since 7/5/01)	Class 2	–13.04	–6.72	11.62	—	5.64	.85

Global Growth Fund	Class 1	–9.64	–5.58	14.87	9.36%	10.85	.55
(since 4/30/97)	Class 2	–9.74	–5.84	14.58	9.09	10.58	.80

Global Small Capitalization	Class 1	–12.28	–11.86	21.30	14.30	13.53	.73
Fund (since 4/30/98)	Class 2	–12.39	–12.06	21.01	14.02	13.26	.98

Growth Fund (since 2/8/84)	Class 1	–7.60	–6.01	11.82	9.39	13.98	.33
	Class 2	–7.71	–6.25	11.55	9.13	13.67	.58
	Class 3	–7.69	–6.19	11.62	9.20	13.77	.51

International Fund	Class 1	–11.69	–5.78	18.54	9.25	10.35	.52
(since 5/1/90)	Class 2	–11.83	–6.03	18.24	8.97	10.07	.77
	Class 3	–11.77	–5.92	18.33	9.05	10.16	.70

New World Fund	Class 1	–8.58	4.34	23.65	—	13.14	.82
(since 6/17/99)	Class 2	–8.68	4.12	23.35	—	12.86	1.07

Blue Chip Income and	Class 1	–15.07	–19.12	7.16	—	2.13	.42
Growth Fund (since 7/5/01)	Class 2	–15.13	–19.31	6.91	—	1.88	.67

Global Growth and Income	Class 1	–9.41	– 5.50	—	—	5.87	.71
Fund (since 5/1/06)	Class 2	– 9.52	– 5.77	—	—	5.57	.96

Growth-Income Fund	Class 1	–11.00	–13.37	8.23	6.13	12.03	.27
(since 2/8/84)	Class 2	–11.08	–13.58	7.96	5.87	11.72	.52
	Class 3	–11.05	–13.53	8.04	5.94	11.83	.45

Asset Allocation Fund	Class 1	–6.22	–7.19	8.74	5.33	8.91	.32
(since 8/1/89)	Class 2	–6.36	–7.42	8.47	5.06	8.61	.57
	Class 3	–6.26	–7.33	8.55	5.14	8.71	.50

Bond Fund (since 1/2/96)	Class 1	–0.39	1.52	4.40	5.21	5.76	.41
	Class 2	–0.44	1.22	4.13	4.95	5.49	.66

Global Bond Fund	Class 1	3.69	11.39	—	—	9.16	.61
(since 10/4/06)	Class 2	3.61	11.09	—	—	8.84	.86

High-Income Bond Fund	Class 1	–1.50	–3.51	6.58	5.45	9.78	.48
(since 2/8/84)	Class 2	–1.65	–3.77	6.30	5.18	9.42	.73
	Class 3	–1.54	–3.71	6.38	5.26	9.58	.66

U.S. Government/AAA-	Class 1	1.11	7.01	3.59	5.24	6.91	.46
Rated Securities Fund	Class 2	1.00	6.67	3.32	4.98	6.59	.71
(since 12/2/85)	Class 3	0.99	6.80	3.40	5.05	6.71	.64

Cash Management Fund†	Class 1	1.29	3.77	3.04	3.38	4.88	.33
(since 2/8/84)	Class 2	1.17	3.48	2.80	3.13	4.57	.58
	Class 3	1.17	3.52	2.86	3.20	4.69	.51

*The gross expense ratios are as of December 31, 2007, and do not reflect a fee waiver currently in effect; therefore, the actual expense ratios are lower. The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table in this report or the most recent prospectus for details.

† As of June 30, 2008, Cash Management Fund’s annualized seven-day yield was 1.91% (1.88% without the fee waiver) for Class 1 shares; 1.67% (1.63% without the fee waiver) for Class 2 shares; and 1.73% (1.70% without the fee waiver) for Class 3 shares. The fund’s yield more accurately reflects the fund’s current earnings than do the fund’s returns.

Global Discovery Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Discovery Fund declined 13.04% during the six months ended June 30, 2008. The results trailed those of Standard & Poor’s 500 Composite Index, which fell 11.91%. However, the results beat those of the Global Service and Information Index, which lost 14.00%. The Lipper Multi-Cap Growth Funds Index was down 9.83% for the first half of the year. Over longer periods, such as one, three and five years, the fund outpaced all three indexes.

Nearly 40% of the fund’s assets were invested outside the United States as of June 30. However, many markets around the world suffered declines during the period, and volatility was widespread.

The fund’s results were hurt by investments in the financials sector, which suffered steep losses, and in consumer discretionary companies. Investments in companies that service the oil, gas and consumable fuels, and metals and mining industries, as well as health care companies, generally did well and helped the fund’s results.

We remain cautious on the outlook going forward. The U.S. economy still faces numerous challenges, and a restrained perspective seems most appropriate at this time.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
The Americas	49.1%
Short-term securities & other assets less liabilities	11.9%
Europe	21.0%
Asia/Pacific Basin	16.6%
Other regions	1.4%
[end pie chart]

The Americas
United States	46.8%
Brazil	1.2
Mexico	1.1
49.1

Europe
United Kingdom	3.8
Germany	2.4
France	2.4
Spain	2.3
Ireland	2.1
Sweden	1.7
Finland	1.3
Denmark	1.2
Netherlands	1.1
Other	2.7
21.0

Asia/Pacific Basin
Australia	5.0%
China	2.8
Hong Kong	2.2
Taiwan	1.7
India	1.4
Indonesia	1.1
Other	2.4
16.6

Other regions
South Africa	1.4
1.4

Short-term securities & other
assets less liabilities	11.9

Total	100.0%

Objective: Seeks long-term growth of capital through investments in services and information companies in the U.S. and around the world.

Special characteristics: Invests primarily in securities of companies whose prospects are tied to the services and information areas of the global economy.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Growth Fund recorded a decline of 9.74% for the six months ended June 30, 2008, but was slightly ahead of its benchmark, the MSCI World Index, which lost 10.25%. The fund also led the index over longer periods, such as the past one, three, five and 10 years.

Global stock markets were volatile during the period, and many declined. We stepped in a bit early to buy stocks of financial institutions as they reached prices that appeared attractive. We also could have taken better advantage of global commodities stocks, which continued to rise.

The fund’s results were helped by a defensive approach to emerging markets stocks. The portfolio counselors significantly reduced holdings in India and China, two markets that did very poorly in the first half of the year.

Given the volatility of current markets, we are mindful of how painful the experience can be for investors who are watching dramatic moves in stock prices, but we also recognize that difficult markets can create opportunities. The fund is braced for further market volatility, and we hope to capitalize on those opportunities as they arise.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
Europe	35.2%
Short-term securities & other assets less liabilities	17.8%
The Americas	29.2%
Asia/Pacific Basin	17.8%
[end pie chart]

Europe
France	6.4%
United Kingdom	5.8
Germany	5.4
Netherlands	4.8
Switzerland	1.9
Russia	1.7
Denmark	1.7
Spain	1.3
Italy	1.1
Finland	1.1
Greece	1.0
Other	3.0
35.2

The Americas
United States	23.6
Brazil	2.5
Canada	1.7
Other	1.4
29.2

Asia/Pacific Basin
Japan	6.9%
Australia	2.3
South Korea	2.1
China	1.8
India	1.6
Hong Kong	1.3
Taiwan	1.0
Other	.8
17.8

Short-term securities & other
assets less liabilities	17.8

Total	100.0%

Objective: Seeks growth of capital over time by investing primarily in common stocks of companies around the world.

Special characteristics: Can invest virtually anywhere in the world, including the U.S. The fund invests company by company — not by country or region — relying on thorough research to find the best opportunities.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Small Capitalization Fund was down 12.39% for the six months ended June 30, 2008, trailing the S&P/Citigroup Global/World Indexes, which declined 10.66%. The fund’s results were also below those of the Lipper Global Small-Cap Funds Average, which lost 11.71%. However, the fund’s results outpaced those of both indexes over longer periods, such as the past one, three, five and 10 years.

This has been a difficult and volatile period for stock markets around the world. The fund, which skews heavily toward investments outside the U.S., was nearly 66% invested abroad at the end of June. In the past few years, its global diversification has generally helped results. In the most recent period, however, its exposure to markets outside the U.S. generally detracted from returns.

The fund’s results were also held back by investments in companies in the construction and engineering, commercial banking and media industries. Results were helped by investments in companies involved in metals and mining, as well as oil, gas and consumable fuels.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
The Americas	36.1%
Short-term securities & other assets less liabilities	8.3%
Asia/Pacific Basin	29.3%
Europe	26.2%
Other regions	.1%
[end pie chart]

The Americas
United States	26.1%
Canada	7.6
Brazil	2.3
Argentina	.1
36.1

Asia/Pacific Basin
South Korea	6.6
Hong Kong	3.8
Australia	3.7
India	3.3
China	2.7
Philippines	2.2
Thailand	1.8
Japan	1.4
Kazakhstan	1.0
Other	2.8
29.3

Europe
United Kingdom	9.2%
Greece	6.0
Netherlands	2.1
Germany	1.5
Italy	1.1
Switzerland	1.0
Other	5.3
26.2

Other regions	.1

Short-term securities & other
assets less liabilities	8.3

Total	100.0%

Objective: Seeks long-term growth of capital by investing primarily in stocks of smaller companies around the world.

Special characteristics: Typically invests at least 80% of assets in stocks of companies with market capitalizations ranging from $50 million to $3.5 billion.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth Fund was down 7.71% for the six months ended June 30, 2008, though it held up better than Standard & Poor’s 500 Composite Index, which lost 11.91%. The fund also beat its benchmark over longer periods, including the past one, three, five and 10 years.

The fund’s results outpaced those of its index by more than 4% primarily because the portfolio counselors avoided some of the worst problems in the financials sector. In a difficult U.S. market, the fund was helped by its investments in companies in the following industries: oil, gas and consumable fuels; metals and mining; and chemicals.

Even though only about 20% of the fund’s portfolio is invested outside the United States, investments abroad, for the most part, helped returns, especially in Canada and Germany.

Going forward, the fund’s managers will continue to look for opportunities created by changes in market conditions.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
Consumer discretionary	11.9%
Information technology	18.7%
Energy	19.3%
Short-term securities & other assets less liabilities	5.6%
Materials	9.9%
Health care	7.9%
Other industries	26.7%
[end pie chart]

Objective: Seeks growth of capital by investing primarily in U.S. common stocks.

Special characteristics: Emphasizes investments in growth companies with the potential to provide strong earnings over many years. Can also invest in cyclical companies, companies in turnaround and companies that appear undervalued.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

International Fund fell by 11.83% during the six months ended June 30, 2008, trailing its benchmark, the MSCI ACWI (All Country World Index) ex USA, which was down 9.84%. Over the past 10-year period, the fund outpaced its benchmark.

Markets around the world were not insulated from the downturn in the United States economy. In fact, in China and India, stock market declines were far worse than in the U.S., following a long run-up in valuations. The speed with which some of these markets declined was at times surprising. Part of the reason is that manufacturing-based economies, like China and India, are more highly leveraged than service-based economies, like the U.S., and when market conditions change, the impact can be stronger.

The investment professionals in the fund continue to use experience, rigorous analysis and an extensive global research effort to scrutinize opportunities around the world. This approach has served the fund well over time and can continue to do so over the long term.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
Europe	57.0%
Short-term securities & other assets less liabilities	9.1%
Asia/Pacific Basin	25.1%
The Americas	4.7%
Other regions	4.1%
[end pie chart]

Europe
Germany	11.6%
France	8.0
Switzerland	7.6
Russia	5.1
United Kingdom	4.9
Italy	3.9
Spain	3.4
Norway	2.1
Ireland	1.8
Hungary	1.8
Austria	1.4
Sweden	1.1
Denmark	1.1
Other	3.2
57.0

Asia/Pacific Basin
Japan	8.6
South Korea	4.5
Taiwan	3.0
India	1.8
Australia	1.8
Hong Kong	1.5
Singapore	1.2
Philippines	1.0
Other	1.7
25.1

The Americas
Brazil	2.9
Mexico	1.1
Canada	.7
4.7

Other regions
South Africa	2.8
Israel	1.0
Egypt	.3
4.1

Short-term securities & other
assets less liabilities	9.1

Total	100.0%

Objective: Seeks growth of capital over time by investing primarily in common stocks of companies based outside the U.S.

Special characteristics: Invests mainly in growing companies, ranging from small firms to large corporations.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

New World Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

New World Fund was down 8.68% for the six months ended June 30, 2008, outpacing its relevant benchmark, the MSCI ACWI (All Country World Index), which fell 10.41%. During the same period, the MSCI Emerging Markets Index declined 11.64%. The fund had positive returns and outpaced the MSCI ACWI over the longer term, including the past one, three and five years.

Generally, global markets were weak during the period. Chinese, Indian and Turkish markets were all down more than 25% in U.S. dollars. Stronger markets, in dollar terms, included Israel, Brazil and Mexico.

Investments in British and Indian companies held back returns for the fund, while holdings in Latin American companies generally helped the fund. The fund’s investments in commercial banks and food and staples retailing stocks contributed to negative returns, while stocks related to commodities helped.

We maintain a cautious outlook for the time being but continue to build the portfolio one company at a time. We hope that the fund’s global diversification and research focus can continue to serve investors over the long term.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
Europe	29.6%
Short-term securities & other assets less liabilities	14.7%
The Americas	27.9%
Asia/Pacific Basin	21.4%
Other regions	6.4%
[end pie chart]

Europe
United Kingdom	4.9%
Russia	4.8
Turkey	3.0
Switzerland	2.3
Finland	2.2
Spain	1.6
Poland	1.6
France	1.6
Slovenia	1.4
Italy	1.3
Denmark	1.1
Germany	1.0
Austria	1.0
Other	1.8
29.6

The Americas
Brazil	10.0
United States	8.4
Mexico	4.6
Argentina	1.5
Colombia	1.4
Canada	1.1
Other	.9
27.9

Asia/Pacific Basin
China	3.6%
India	2.6
Malaysia	2.6
Japan	2.4
South Korea	2.0
Hong Kong	1.7
Australia	1.6
Indonesia	1.4
Taiwan	1.2
Philippines	1.0
Other	1.3
21.4

Other regions
Israel	3.2
South Africa	2.3
Other	.9
6.4

Short-term securities & other
assets less liabilities	14.7

Total	100.0%

Objective: Seeks long-term growth of capital by investing primarily in stocks of companies and bonds with significant exposure to countries that have developing economies and/or markets.

Special characteristics: Invests in securities of issuers based in qualified developing countries and in the developed world with significant assets or revenues attributable to developing countries.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Blue Chip Income and Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Blue Chip Income and Growth Fund recorded a decline of 15.13% for the six months ended June 30, 2008, and trailed Standard & Poor’s 500 Composite Index, which lost 11.91%.

The fund, which is designed to be at least 90% invested in top-quality companies at all times, was impacted during the period by the major moves throughout the broader market. Investments in banks and in other financials-sector stocks, which typically pay steady dividends and help meet the fund’s income objective, were particularly hard-hit by the ongoing credit problems that continued to affect the financials sector during the period.

The fund’s results were also held back by investments in pharmaceuticals, health care providers and services, and software companies. Food and staples retailing companies and oil, gas and consumable fuels companies provided a positive contribution to fund results.

In a currently slow economic environment in the U.S., we maintain a cautious outlook and a disciplined approach, as we await a more robust business recovery.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
Industrials	11.9%
Health care	15.3%
Information technology	20.9%
Financials	11.6%
Consumer discretionary	9.9%
Other industries	23.8%
Short-term securities & other assets less liabilities	6.6%
[end pie chart]

Objective: Seeks to produce dividend income exceeding the average yield on the S&P 500 and provide an opportunity for growth of principal.

Special characteristics: Invests primarily in securities of well-established, high-quality U.S. companies with market capitalizations of $4 billion and above.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Global Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Growth and Income Fund fell 9.52% during the six months ended June 30, 2008, outpacing its relevant benchmark, the MSCI ACWI (All Country World Index), a measure of markets in both developed and developing countries, which declined 10.41%.

The fund’s returns were hurt by investments in commercial banks and diversified financial services companies. Investments in metals and mining companies, as well as oil, gas and consumable fuels, contributed positively to returns. The fund benefited from investments in Canada and Russia but saw declines in investments in Japan, Germany and France.

During the period, banking and housing problems that had begun in the U.S. helped create volatility in many stock markets around the world, and the dollar remained relatively weak. While stock markets in China and India lost more than 25% of their value, neither market had a strong negative impact on the fund, owing to stock selection.

As global markets continue to evolve, the fund’s managers rely on extensive research and flexibility to take advantage of new opportunities. Market declines can often open up new possibilities for long-term investments.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
The Americas	39.4%
Bonds, short-term securities & other assets less liabilities	14.6%
Europe	25.3%
Asia/Pacific Basin	19.7%
Other regions	1.0%
[end pie chart]

The Americas
United States	31.7%
Canada	6.0
Mexico	1.0
Other	.7
39.4
Europe
United Kingdom	5.3
France	3.9
Germany	2.5
Russia	2.1
Poland	1.6
Italy	1.6
Ireland	1.5
Netherlands	1.4
Finland	1.4
Spain	1.0
Other	3.0
25.3

Asia/Pacific Basin
Japan	6.3%
Taiwan	2.9
China	2.8
Singapore	2.1
Hong Kong	2.1
Australia	1.5
Other	2.0
19.7
Other regions
South Africa	1.0
1.0

Bonds, short-term securities & other
assets less liabilities	14.6

Total	100.0%

Objective: Seeks capital growth over time and to provide current income by investing primarily in stocks of well-established companies located around the world.

Special characteristics: Designed for investors seeking both capital appreciation and income; the fund tends to invest in stocks that are believed to be relatively resilient to market declines.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth-Income Fund was down 11.08% during the six months ended June 30, 2008, which was slightly better than the 11.91% decline of Standard & Poor’s 500 Composite Index. Over longer periods, the fund had positive returns and led the index for the past three, five and 10 years.

Investments in software, pharmaceuticals and diversified financial services companies hampered results for the fund. These negative results were partially offset by positive returns among oil, gas and consumable fuels companies and energy equipment and services companies.

Despite the negative impact from financials companies, the fund tends to have a diversified portfolio with a less restrictive income requirement, and exposure to financials was lower than the index. The fund’s other investments allowed it to modestly outpace the benchmark.

As in previous market downturns, we believe that this one should resolve itself favorably in due course. To this end, we continue to maintain a long-term perspective.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
Financials	9.9%
Industrials	10.2%
Information technology	21.4%
Short-term securities & other assets less liabilities	10.0%
Energy	9.4%
Health care	9.4%
Other industries	29.7%
[end pie chart]

Objective: Seeks capital growth and income over time by investing primarily in U.S. common stocks and other securities that appear to offer potential for capital appreciation and/or dividends.

Special characteristics: Designed for investors seeking both capital appreciation and income; the fund invests in companies across a wide range of U.S. industries.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Asset Allocation Fund declined by 6.36% during the six months ended June 30, 2008. It outpaced Standard & Poor’s 500 Composite Index, which lost 11.91%. At the same time, the fund’s results trailed those of its fixed-income benchmark, the Lehman Brothers U.S. Aggregate Index, which gained 1.13%.

At the end of June, Asset Allocation Fund’s portfolio was 63.9% invested in equities, 21.6% invested in bonds and 14.5% invested in cash and equivalents.

On the equity side, the fund benefited from its investments in oil, gas and consumable fuels, metals and mining, and energy equipment and services companies. Investments in pharmaceuticals, wireless telecommunications and services, and thrifts and mortgage companies detracted from results.

Although fixed-income securities have generally provided better results than equities during the period, the threat of inflation and current low interest rates have dampened our enthusiasm for bonds at this time.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
Equity securities	63.9%
Bonds & notes of governments outside the U.S.	.2%
Asset-backed obligations	.7%
Short-term securities & other assets less liabilities	14.5%
Corporate bonds	8.9%
Mortgage-backed obligations	6.1%
Bonds & notes of U.S. government & government agencies	5.7%
[end pie chart]

Objective: Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Bond Fund was down 0.44% during the six months ended June 30, 2008. The fund trailed the broader bond market, as measured by the Lehman Brothers U.S. Aggregate Index, which gained 1.13%.

For more than a year, the prevailing sentiment in the bond markets has been one of reluctance of investors to take risk. Because the objective of Bond Fund is to maximize current income and to preserve capital, much of the fund’s portfolio is invested in securities that offer higher yields than U.S. Treasury bonds. However, in this risk-averse climate, Treasuries produced strong results, while most other sectors lagged behind.

The fund’s results were challenged by some of its investments in the financials sector. However, our mortgage-backed and asset-backed security investment analysts were careful to keep from investing heavily in securities related to subprime mortgages until after the prices had declined substantially.

We continue to make investment decisions on the basis of our extensive research and on the basis of individual issuers, and we believe that this strategy continues to be a sound one for evaluating opportunities in the market.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
Mortgage-backed obligations	19.9%
Corporate bonds	40.2%
Short-term securities & other assets less liabilities	8.5%
U.S. Treasury	11.3%
Bonds & notes of governments outside the U.S.	9.3%
Preferred stocks	3.3%
Asset-backed obligations	3.2%
Bonds & notes of U.S. government & government agencies	3.1%
Other securities	1.2%
[end pie chart]

Objective: Seeks to maximize current income and preserve capital by investing primarily in fixed-income securities.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

Global Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Global Bond Fund had the best results among investment options in the American Funds Insurance Series, gaining 3.61% during the six months ended June 30, 2008. The fund narrowly beat the 3.53% return of the Lehman Brothers Global Aggregate Index. Results were significantly better than those of the fund’s peers in the Lipper Global Income Funds Average, which rose 0.86%.

Treasuries and government bonds around the world helped the fund, as did many currencies outside the U.S. Of the major currencies, the Brazilian real, Australian dollar and euro all helped returns. Israel and Poland had strong bond markets and currencies.

Lower quality bonds did not do as well as high-quality bonds and, thus, hampered results. Even relatively safe corporate bonds and mortgage-backed securities were challenged in the period. The widening of corporate spreads and the continued weakness of asset-backed securities detracted from results.

Global Bond Fund, with its emphasis on opportunities around the world, is a globally diversified fund with relatively high-quality holdings. It has the potential to do well even when equities are doing poorly, providing an option for investors looking to diversify their portfolios.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
Bonds & notes of governments outside the U.S.	49.2%
Preferred stocks	.7%
Short-term securities & other assets less liabilities	8.4%
Bonds & notes of U.S. government & government agencies	16.4%
Corporate bonds	15.9%
Mortgage- and asset-backed obligations	9.4%
[end pie chart]

Net assets

Currency weighting by country	Currency weighting(after hedging)

United States[1]	33.9%
EMU[2]	31.3
Japan	15.5
Singapore	3.8
Malaysia	3.0
Denmark	2.6
Poland	2.5
Egypt	1.3
Switzerland	1.1
Australia	1.0
Sweden	.9
Israel	.9
United Kingdom	.7
Canada	.6
Indonesia	.4
Mexico	.2
Brazil	.2
Turkey	.1
100.0%

Objective: Seeks a high level of total return over the long term by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

[1]Includes U.S. dollar-denominated bonds of other countries, totaling 9.4%.

[2]European Monetary Union consists of Austria, Belgium, Cyprus, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovenia and Spain. Euro-denominated bonds include corporate and European government debt.

High-Income Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

High-Income Bond Fund reported a decline of 1.65% during the six months ended June 30, 2008, slightly below its relevant index, the Credit Suisse High Yield Index, which lost 1.14%.

High-yield bonds were challenged by a general aversion to risk in the fixed-income markets, especially toward the end of the period, when high-yield issuance declined and deals were shelved.

The fund’s results were dampened by exposure to the banking, insurance, media and materials industries. The fund was helped by holdings in utilities, commercial services and supplies, food and beverage and health care securities.

Credit and liquidity remain a concern in the high-yield markets. Though the current environment is one of high price volatility, the fund has a healthy cash balance, and our investment professionals are stepping in judiciously where they see worthwhile possibilities. Opportunities continue to present themselves, and we are being prudent about where we invest.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
Corporate bonds	72.9%
U.S. Treasury bonds & notes	.2%
Short-term securities & other assets less liabilities	19.7%
Equity securities	4.7%
Mortgage-backed obligations	1.6%
Bonds & notes of governments outside the U.S.	.9%
[end pie chart]

Objective: Seeks to provide a high level of current income with capital appreciation as a secondary goal by investing primarily in higher yielding and generally lower quality debt securities.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

U.S. Government/AAA-Rated Securities Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

U.S. Government/AAA-Rated Securities Fund gained 1.00% during the six months ended June 30, 2008, trailing its benchmark, the unmanaged Citigroup Treasury/Government Sponsored/Mortgage Index, which gained 1.97%. The fund narrowly beat the Lipper General U.S. Government Funds Average, which gained 0.73%.

Fund results were helped by good returns for most Treasury and federal agency bonds. While the fund did well compared with its peer group, it trailed its index primarily because of nonagency asset-backed securities downgrades. Some of these asset-backed securities were guaranteed by bond insurers whose AAA ratings were lost to downgrades. We have reduced bonds whose ratings have come under pressure. Still, our exposure to these securities is quite limited.

We have increased the quality profile of the fund over the period. The fund remains an option for investors who want to diversify their equity or bond holdings or who hope to reduce the volatility of their investments during or near retirement.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
Mortgage-backed obligations	47.4%
Short-term securities & other assets less liabilities	7.2%
U.S. Treasury bonds & notes	34.9%
Federal agency bonds & notes	5.2%
Asset-backed obligations	5.0%
Other bonds	.3%
[end pie chart]

[begin mountain chart]
U.S. Govt./ AAA-Rated Securities Fund Class 2		Consumer Price Index*		Citigroup Treasury/ Govt. Sponsored/ Mortgage Index

12/31/97	$10,000	12/31/97	$10,000	12/31/97	$10,000
12/31/98	$10,793	12/31/98	$10,161	12/31/98	$10,876
12/31/99	$10,709	12/31/99	$10,434	12/31/99	$10,811
12/31/00	$11,928	12/31/00	$10,787	12/31/00	$12,145
12/31/01	$12,765	12/31/01	$10,955	12/31/01	$13,079
12/31/02	$13,933	12/31/02	$11,215	12/31/02	$14,412
12/31/03	$14,250	12/31/03	$11,426	12/31/03	$14,810
12/31/04	$14,721	12/31/04	$11,798	12/31/04	$15,422
12/31/05	$15,076	12/31/05	$12,201	12/31/05	$15,840
12/31/06	$15,642	12/31/06	$12,511	12/31/06	$16,514
12/31/07	$16,656	12/31/07	$13,021	12/31/07	$17,815
[end mountain chart]

Objective: Seeks to provide a high level of current income and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.

The Citigroup Treasury/Government Sponsored/Mortgage Index was inadvertently omitted from the above chart in the 2007 annual report. Therefore, we are including the chart to show the historical results of the index, since it remains the fund’s primary benchmark.

The market indexes are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Cash Management Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com/afis.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Cash Management Fund rose 1.17% during the six months ended June 30, 2008. Most investors view Cash Management Fund — with its investments in highly liquid, short-term money market securities — as a balance against the potential volatility of investing in stocks and bonds and as a place to keep assets while awaiting investment opportunities.

While investors undoubtedly welcome the ongoing positive returns the fund has generated, they should remember that the fund may not always have positive returns and that it is not guaranteed to maintain a stable net asset value.

Where the fund’s assets were invested based on total net assets as of June 30, 2008

[begin pie chart]
Corporate short-term notes	93.7%
Other assets less liabilities	.2%
Federal agency discount notes	6.1%
[end pie chart]

Objective: Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Global Discovery Fund
unaudited
Summary investment portfolio, June 30, 2008

Largest individual equity securities	Percent of net assets

Schlumberger	4.71%
Apple	2.21
American Medical Systems Holdings	2.21
Yahoo	2.15
Ryanair Holdings	2.14
Google	2.11
Xinao Gas Holdings	1.79
Global Payments	1.77
Iberdrola Renovables	1.70
Boart Longyear	1.68

	Shares	Market	Percent
		value	of net
Common stocks - 87.37%		(000)	assets

Software & services - 12.59%
Yahoo! Inc. (1)	260,000	$5,372	2.15%
Google Inc., Class A (1)	10,000	5,264	2.11
Global Payments Inc.	95,000	4,427	1.77
Oracle Corp. (1)	125,000	2,625	1.05
Microsoft Corp.	83,300	2,292	.92
MasterCard Inc., Class A	8,423	2,236	.89
United Internet AG (2)	108,000	2,127	.85
Wirecard AG (1) (2)	158,000	2,024	.81
SAP AG (2)	35,000	1,831	.73
Other securities		3,259	1.31
		31,457	12.59

Energy - 8.70%
Schlumberger Ltd.	109,500	11,764	4.71
Smith International, Inc.	50,000	4,157	1.67
WorleyParsons Ltd. (2)	100,000	3,623	1.45
Baker Hughes Inc.	25,000	2,183	.87
		21,727	8.70

Banks - 7.99%
Banco Bradesco SA, preferred nominative	146,500	3,030	1.21
BOC Hong Kong (Holdings) Ltd. (2)	760,000	2,010	.80
Other securities		14,928	5.98
		19,968	7.99

Technology hardware & equipment - 6.93%
Apple Inc. (1)	33,000	5,526	2.21
Cisco Systems, Inc. (1)	145,000	3,373	1.35
Other securities		8,413	3.37
		17,312	6.93

Media - 6.00%
Time Warner Inc.	245,000	3,626	1.45
British Sky Broadcasting Group PLC (2)	305,000	2,865	1.15
Other securities		8,509	3.40
		15,000	6.00

Telecommunication services - 5.74%
Millicom International Cellular SA	40,000	4,140	1.66
MTN Group Ltd. (2)	217,000	3,445	1.38
Singapore Telecommunications Ltd. (2)	730,000	1,949	.78
Other securities		4,814	1.92
		14,348	5.74

Utilities - 5.69%
Xinao Gas Holdings Ltd. (2)	2,610,000	4,470	1.79
Iberdrola Renovables, SA Unipersonal (1) (2)	550,000	4,248	1.70
Veolia Environnement (2)	64,700	3,607	1.44
Hong Kong and China Gas Co. Ltd. (2)	786,500	1,886	.76
		14,211	5.69

Health care equipment & services - 4.96%
American Medical Systems Holdings, Inc. (1)	369,000	5,517	2.21
Inverness Medical Innovations, Inc. (1)	87,000	2,886	1.15
Varian Medical Systems, Inc. (1)	38,000	1,970	.79
Other securities		2,030	.81
		12,403	4.96

Retailing - 4.79%
Amazon.com, Inc. (1)	40,000	2,933	1.17
Other securities		9,037	3.62
		11,970	4.79

Insurance - 3.94%
American International Group, Inc.	150,000	3,969	1.59
Sampo Oyj, Class A (2)	125,000	3,144	1.26
Other securities		2,723	1.09
		9,836	3.94

Capital goods - 2.89%
Boart Longyear Ltd. (2) (3)	1,269,230	2,710
Boart Longyear Ltd. (2)	700,000	1,494	1.68
Max India Ltd. (1) (2)	500,000	1,828	.73
Other securities		1,190	.48
		7,222	2.89

Pharmaceuticals, biotechnology & life sciences - 2.67%
Novo Nordisk A/S, Class B (2)	46,000	3,033	1.21
Other securities		3,648	1.46
		6,681	2.67

Commercial services & supplies - 2.35%
Randstad Holding NV (2)	80,000	2,793	1.12
Downer EDI Ltd. (2)	327,173	2,153	.86
Other securities		927	.37
		5,873	2.35

Transportation - 2.17%
Ryanair Holdings PLC (ADR) (1)	186,400	5,344	2.14
Other securities		79	.03
		5,423	2.17

Diversified financials - 1.36%
Other securities		3,400	1.36

Consumer durables & apparel - 1.21%
Other securities		3,021	1.21

Food & staples retailing - 1.06%
Other securities		2,658	1.06

Consumer services - 1.02%
Las Vegas Sands Corp. (1)	40,000	1,898	.76
Other securities		644	.26
		2,542	1.02

Other - 1.07%
Other securities		2,663	1.07

Miscellaneous - 4.24%
Other common stocks in initial period of acquisition		10,586	4.24

Total common stocks (cost: $218,504,000)		218,301	87.37

		Market	Percent
		value	of net
Convertible securities - 0.77%		(000)	assets

Other - 0.70%
Other securities		1,736	.70

MISCELLANEOUS - 0.07%
Other convertible securities in initial period of acquisition		174	.07

Total convertible securities (cost: $2,121,000)		1,910	.77

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 10.99%	(000)	(000)	assets

Enterprise Funding Corp. 2.55% due 7/1/2008 (4)	$4,500	$4,500	1.80%
Pfizer Inc 2.28% due 9/26/2008 (4)	4,300	4,270	1.71
Brown-Forman Corp. 2.13% due 7/23/2008 (4)	3,950	3,943	1.58
Honeywell International Inc. 2.08% due 7/29/2008 (4)	3,400	3,393	1.36
Procter & Gamble International Funding S.C.A. 2.27% due 9/17/2008 (4)	3,300	3,280	1.31
John Deere Capital Corp. 2.06% due 7/22/2008 (4)	2,800	2,796	1.12
Coca-Cola Co. 2.10% due 8/5/2008 (4)	2,000	1,995	.80
Kimberly-Clark Worldwide Inc. 2.10% due 8/11/2008 (4)	2,000	1,994	.80
Other securities		1,291	.51
Total short-term securities (cost: $27,475,000)		27,462	10.99

Total investment securities (cost: $248,100,000)		247,673	99.13
Other assets less liabilities		2,177	.87

Net assets		$249,850	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $87,656,000, which represented 35.08% of the net assets of the fund.

(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 4/4/07 at a cost of $1,922,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $4,446,000, which represented 1.78% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $26,171,000, which represented 10.47% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Global Growth Fund
unaudited
Summary investment portfolio, June 30, 2008

Largest individual equity securities	Percent of net assets

Koninklijke KPN	1.72%
Novo Nordisk	1.67
Microsoft	1.48
Samsung Electronics	1.44
General Electric	1.34
Deutsche Post	1.27
Uralkali	1.17
Vallourec	1.12
NTT DoCoMo	1.10
Yahoo	1.05

	Shares	Market value (000)	Percent of net assets
Common stocks - 82.17%

Information technology - 13.32%
Microsoft Corp.	3,095,000	$85,143	1.48%
Samsung Electronics Co., Ltd. (1)	138,440	82,803	1.44
Yahoo! Inc. (2)	2,927,200	60,476	1.05
STMicroelectronics NV (1)	4,454,000	45,980	.80
Nokia Corp. (1)	1,486,500	36,435
Nokia Corp. (ADR)	334,000	8,183	.78
Oracle Corp. (2)	2,000,000	42,000	.73
International Business Machines Corp.	350,000	41,485	.72
Google Inc., Class A (2)	75,000	39,481	.69
Cisco Systems, Inc. (2)	1,611,000	37,472	.65
Other securities		286,834	4.98
		766,292	13.32

Consumer discretionary - 10.29%
GOME Electrical Appliances Holding Ltd. (1)	124,172,000	58,730	1.02
Honda Motor Co., Ltd. (1)	1,508,800	51,424	.89
Virgin Media Inc. (2)	2,834,000	38,571	.67
Lowe's Companies, Inc.	1,615,000	33,511	.58
Other securities		409,840	7.13
		592,076	10.29

Industrials - 9.39%
General Electric Co.	2,895,455	77,280	1.34
Deutsche Post AG (1)	2,802,700	73,159	1.27
Vallourec SA (1)	185,000	64,666	1.12
KBR, Inc.	1,605,000	56,031	.97
Schneider Electric SA (1)	394,091	42,503	.74
Other securities		226,542	3.95
		540,181	9.39

Financials - 8.64%
Macquarie Group Ltd. (1)	1,250,000	58,063	1.01
Banco Santander, SA (1)	2,957,514	53,996	.94
Allianz SE (1)	292,000	51,339	.89
Société Générale (1)	460,000	39,625	.69
Other securities		294,104	5.11
		497,127	8.64

Health care - 7.98%
Novo Nordisk A/S, Class B (1)	1,455,200	95,958	1.67
Roche Holding AG (1)	293,500	52,834	.92
UCB SA (1)	1,350,020	49,683	.86
Other securities		260,296	4.53
		458,771	7.98

Materials - 7.78%
JSC Uralkali (GDR) (1)	484,568	35,160
JSC Uralkali (GDR) (1) (3)	444,915	32,282	1.17
AMG Advanced Metallurgical Group NV (1) (2)	696,200	59,065	1.03
Central African Mining & Exploration Co. PLC (1) (2)	38,250,000	42,262	.73
Other securities		278,839	4.85
		447,608	7.78

Telecommunication services - 7.39%
Koninklijke KPN NV (1)	5,775,830	98,799	1.72
NTT DoCoMo, Inc. (1)	43,200	63,464	1.10
Vodafone Group PLC (ADR)	1,000,000	29,460
Vodafone Group PLC (1)	7,131,250	21,019	.88
KDDI Corp. (1)	5,517	34,216	.59
Other securities		177,916	3.10
		424,874	7.39

Consumer staples - 6.19%
Unilever NV, depository receipts (1)	1,684,000	47,785	.83
Avon Products, Inc.	945,800	34,068	.59
Other securities		274,437	4.77
		356,290	6.19

Energy - 5.86%
TOTAL SA (1)	490,000	41,798	.73
Schlumberger Ltd.	360,000	38,675	.67
Tenaris SA (ADR)	465,000	34,642	.60
Royal Dutch Shell PLC, Class B (1)	574,666	23,104
Royal Dutch Shell PLC, Class B (ADR)	139,643	11,187	.60
Other securities		187,337	3.26
		336,743	5.86

Utilities - 3.75%
British Energy Group plc (1)	2,700,000	38,182	.66
SUEZ SA (1)	550,000	37,376	.65
Other securities		139,995	2.44
		215,553	3.75

MISCELLANEOUS - 1.58%
Other common stocks in initial period of acquisition		90,668	1.58

Total common stocks (cost: $4,368,177,000)		4,726,183	82.17

	Principal amount (000)	Market value (000)	Percent of net assets
Short-term securities - 17.82%

Federal Home Loan Bank 2.06%-2.52% due 7/2-12/29/2008	$130,400	$129,883	2.26%
Fannie Mae 1.86%-2.36% due 8/20-9/17/2008	106,600	106,237	1.85
AstraZeneca PLC 2.25%-2.92% due 8/26-10/1/2008 (3)	79,900	79,336	1.38
Freddie Mac 2.06%-2.205% due 7/3-9/12/2008	70,800	70,593	1.23
American Honda Finance Corp. 2.12% due 7/16/2008	68,500	68,429	1.19
Novartis Finance Corp. 2.06%-2.30% due 7/29-8/7/2008 (3)	52,300	52,179	.91
BASF AG 2.15% due 7/25/2008 (3)	50,000	49,925	.87
Bank of America Corp. 2.52% due 8/1/2008	36,300	36,219
Ranger Funding Co. LLC 2.77% due 9/16/2008 (3)	11,700	11,630	.83
National Australia Funding (Delaware) Inc. 2.58%-2.65% due 7/15-8/4/2008 (3)	44,500	44,417	.77
Jupiter Securitization Co., LLC 2.47% due 7/18/2008 (3)	23,600	23,571
Park Avenue Receivables Co., LLC 2.50% due 8/5/2008 (3)	19,600	19,551	.75
Barton Capital LLC 2.45%-2.47% due 7/8-7/9/2008 (3)	29,800	29,783	.52
Other securities		303,590	5.26
Total short-term securities (cost: $1,025,494,000)		1,025,343	17.82

Total investment securities (cost: $5,393,671,000)		5,751,526	99.99
Other assets less liabilities		314	.01

Net assets		$5,751,840	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.   One of these securities (with market value of $1,539,000, which represented .03% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $2,927,615,000, which represented 50.90% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $579,432,000, which represented 10.07% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Global Small Capitalization Fund
unaudited
Summary investment portfolio, June 30, 2008

Largest individual equity securities	Percent of net assets

Jumbo	2.89%
Oilexco	2.73
Fourlis	2.10
Novell	1.47
Xinao Gas Holdings	1.47
Advanced Metallurgical Group	1.47
Central African Mining & Exploration	1.45
Kingboard Chemical Holdings	1.40
OPTI Canada	1.28
Regal Petroleum	1.03

	Shares	Market value (000)	Percent of net assets
Common stocks - 91.14%

Industrials - 14.25%
International Container Terminal Services, Inc. (1)	47,285,000	$31,077	.82%
Samsung Engineering Co., Ltd. (1)	370,550	27,675	.73
Hyunjin Materials Co., Ltd. (1)	605,000	27,352	.72
Sungkwang Bend Co., Ltd. (1)	748,934	21,332	.56
GS Engineering & Construction Corp. (1)	175,000	19,098	.50
Horizon North Logistics Inc. (2)	5,400,000	17,501	.46
Corrections Corporation of America (2)	600,000	16,482	.44
Other securities		378,908	10.02
		539,425	14.25

Consumer discretionary - 13.76%
Jumbo SA (1) (3)	3,900,085	109,336	2.89
Fourlis (1) (3)	2,708,385	79,340	2.10
Lions Gate Entertainment Corp. (2)	2,750,000	28,490	.75
Rambler Media Ltd. (1) (2) (3)	810,000	22,122	.59
Schibsted ASA (1)	741,000	21,045	.56
Central European Media Enterprises Ltd., Class A (2)	225,000	20,369	.54
Life Time Fitness, Inc. (2)	659,400	19,485	.51
Pantaloon Retail (India) Ltd. (1)	2,000,000	16,367	.43
Other securities		203,961	5.39
		520,515	13.76

Materials - 13.42%
AMG Advanced Metallurgical Group NV (1) (2)	656,000	55,655	1.47
Central African Mining & Exploration Co. PLC (1) (2)	49,705,000	54,918	1.45
KazakhGold Group Ltd. (GDR) (1) (2) (4)	1,500,000	34,493
KazakhGold Group Ltd. (GDR) (1) (2)	164,402	3,780	1.01
African Minerals Ltd. (1) (2) (3)	6,905,000	23,669
African Minerals Ltd. (1) (2) (3) (5)	2,480,000	8,501	.85
European Goldfields Ltd. (1) (2)	4,691,100	22,071	.58
Gindalbie Metals Ltd. (1) (2)	14,074,863	19,558	.52
Lynas Corp. Ltd. (1) (2)	15,117,916	18,798	.50
Other securities		266,446	7.04
		507,889	13.42

Information technology - 11.95%
Novell, Inc. (2)	9,468,800	55,771	1.47
Kingboard Chemical Holdings Ltd. (1)	11,482,000	52,922	1.40
Heartland Payment Systems, Inc.	1,000,000	23,600	.62
Mentor Graphics Corp. (2)	1,155,000	18,249	.48
Other securities		301,507	7.98
		452,049	11.95

Health care - 10.77%
NuVasive, Inc. (2)	713,200	31,851	.84
Volcano Corp. (2)	2,132,000	26,010	.69
ArthroCare Corp. (2)	632,000	25,792	.68
Beckman Coulter, Inc.	357,500	24,142	.64
Masimo Corp. (2)	694,300	23,849	.63
Gerresheimer AG, non-registered shares (1)	392,500	19,985	.53
ABIOMED, Inc. (2)	1,025,000	18,194	.48
Other securities		237,652	6.28
		407,475	10.77

Energy - 9.36%
Oilexco Inc. (GBP denominated) (1) (2) (5)	1,900,000	35,849
Oilexco Inc. (GBP denominated) (1) (2)	1,755,000	33,113
Oilexco Inc. (2) (5)	985,000	18,825
Oilexco Inc. (2)	803,900	15,364	2.73
OPTI Canada Inc. (2)	2,131,100	48,349	1.28
Regal Petroleum PLC (1) (2)	7,555,500	38,893	1.03
Heritage Oil Ltd. (1) (2)	4,563,000	31,219	.82
Concho Resources Inc. (2)	827,800	30,877	.82
Quicksilver Resources Inc. (2)	500,100	19,324	.51
Other securities		82,299	2.17
		354,112	9.36

Financials - 5.06%
Dolphin Capital Investors Ltd. (1) (2)	9,441,320	18,599	.49
Other securities		173,026	4.57
		191,625	5.06

Utilities - 3.35%
Xinao Gas Holdings Ltd. (1)	32,539,000	55,730	1.47
EDF Energies Nouvelles SA (1)	283,400	19,009	.50
Manila Electric Co. (1)	21,037,280	18,056	.48
Other securities		33,962	.90
		126,757	3.35

Consumer staples - 3.06%
Kernel Holding SA (1) (2)	1,555,000	26,819	.71
Andersons, Inc.	400,000	16,284	.43
Other securities		72,867	1.92
		115,970	3.06

Telecommunication services - 1.30%
Other securities		49,132	1.30

Miscellaneous - 4.86%
Other common stocks in initial period of acquisition		183,646	4.86

Total common stocks (cost: $3,111,659,000)		3,448,595	91.14

Rights & warrants - 0.04%

Other - 0.04%
Other securities		1,700	.04

Total rights & warrants (cost: $2,835,000)		1,700	.04

Convertible securities - 0.50%

Other - 0.50%
Other securities		18,749	.50

Total convertible securities (cost: $13,395,000)		18,749	.50

Short-term securities - 7.86%	Principal amount (000)

Federal Home Loan Bank 2.03%-2.22% due 9/22-10/29/2008	$43,800	43,502	1.15
Freddie Mac 2.035%-2.22% due 7/14-9/22/2008	39,300	39,194	1.03
American Honda Finance Corp. 2.11%-2.21% due 7/21-8/14/2008	30,600	30,533	.81
KfW 2.08% due 7/18/2008 (4)	26,000	25,967	.69
BASF AG 2.20% due 7/15/2008 (4)	23,400	23,375	.62
Ranger Funding Co. LLC 2.50% due 7/1/2008 (4)	23,000	22,999	.61
Liberty Street Funding Corp. 2.78% due 7/30/2008 (4)	20,900	20,852	.55
Westpac Banking Corp. 2.43% due 7/16/2008 (4)	17,700	17,680	.47
Electricité de France 2.25% due 7/23/2008 (4)	16,700	16,673	.44
Other securities		56,605	1.49

Total short-term securities (cost: $297,418,000)		297,380	7.86

Total investment securities (cost: $3,425,307,000)		3,766,424	99.54
Other assets less liabilities		17,490	.46

Net assets		$3,783,914	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The market value of the fund's holdings in affiliated companies is included in "Other securities"
under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the six months ended June 30, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliates at 6/30/08 (000)
Jumbo SA (1)	3,436,686	463,399	-	3,900,085	-	$109,336
Fourlis (1)	2,010,385	698,000	-	2,708,385	$1,270	79,340
African Minerals Ltd. (1) (2)	6,905,000	-	-	6,905,000	-	23,669
African Minerals Ltd. (1) (2) (5)	2,480,000	-	-	2,480,000	-	8,501
Rambler Media Ltd. (1) (2)	718,400	91,600	-	810,000	-	22,122
JVM Co., Ltd. (1)	316,500	95,000	-	411,500	-	15,355
Allied Gold Ltd. (1) (2)	19,548,500	-	-	19,548,500	-	11,052
Allied Gold Ltd. (GBP denominated) (1) (2)	-	3,800,000	-	3,800,000	-	2,304
Lonrho PLC (1) (2)	20,224,000	-	-	20,224,000	-	9,264
OSIM International Ltd. (1) (2)	28,920,000	-	-	28,920,000	-	6,169
Southern Pacific Resource Corp. (2)	5,950,000	-	-	5,950,000	-	4,091
CallWave, Inc. (2)	1,348,700	-	-	1,348,700	-	3,507
Ondine Biopharma Corp. (2) (5)	2,620,000	-	-	2,620,000	-	2,213
Ondine Biopharma Corp. (GBP denominated) (1) (2) (5)	490,000	-	-	490,000	-	410
Ondine Biopharma Corp. (2)	400,000	-	-	400,000	-	338
Akeena Solar, Inc. (6)	-	1,625,000	1,625,000	-	-	-
Gemfields Resources PLC (1) (2) (5) (6)	4,816,000	3,333,333	-	8,149,333	-	-
Gemfields Resources PLC (1) (2) (6)	2,000,000	-	-	2,000,000	-	-
					$1,270	$297,671

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $2,174,784,000, which represented 57.47% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $201,667,000, which represented 5.33% of the net assets of the fund.

(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Oilexco Inc. (GBP denominated)	12/15/2005	$6,195	$35,849	.95%
Oilexco Inc.	12/22/2005-3/7/2007	2,762	18,825	.50
African Minerals Ltd.	12/12/2006	5,606	8,501	.22
Gemfields Resources PLC	11/7/2005-6/6/2008	6,715	5,683	.15
Ondine Biopharma Corp.	6/23/2004-10/25/2006	4,110	2,213	.06
Ondine Biopharma Corp. (GBP denominated)	5/18/2005	766	410	.01
Other restricted securities		54,325	53,096	1.40

Total restricted securities		$80,479	$124,577	3.29%

(6) Unaffiliated issuer at 6/30/2008.

Key to abbreviations
GBP = British Pounds
GDR = Global Depositary Receipts

See Notes to Financial Statements

Growth Fund
unaudited
Summary investment portfolio, June 30, 2008

Largest individual equity securities	Percent of net assets

Google	2.93%
Cisco Systems	2.52
Suncor	2.07
Schlumberger	2.06
Microsoft	1.71
Philip Morris International	1.67
Newmont Mining	1.66
Berkshire Hathaway	1.66
Barrick Gold	1.64
Canadian Natural Resources	1.57

	Shares	Market value (000)	Percent of net assets
Common stocks - 94.16%

Energy - 19.29%
Suncor Energy Inc.	10,368,848	$602,864	2.07%
Schlumberger Ltd.	5,606,900	602,349	2.06
Canadian Natural Resources, Ltd.	4,625,700	458,118	1.57
Tenaris SA (ADR)	5,245,000	390,752	1.34
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	4,260,000	301,736	1.03
Devon Energy Corp.	2,478,700	297,841	1.02
EOG Resources, Inc.	2,143,728	281,257	.96
Murphy Oil Corp.	2,698,800	264,617	.91
Peabody Energy Corp.	2,653,000	233,597	.80
Transocean Inc. (1)	1,460,261	222,529	.76
Noble Energy, Inc.	1,900,000	191,064	.65
Baker Hughes Inc.	2,038,500	178,042	.61
Core Laboratories NV (1) (2)	1,197,700	170,493	.58
Petro-Canada	3,005,300	168,565	.58
Other securities		1,270,195	4.35
		5,634,019	19.29

Information technology - 18.71%
Google Inc., Class A (1)	1,626,000	855,959	2.93
Cisco Systems, Inc. (1)	31,596,900	734,944	2.52
Microsoft Corp.	18,175,000	499,994	1.71
Nokia Corp. (ADR)	11,830,000	289,835
Nokia Corp. (3)	6,184,000	151,575	1.51
Oracle Corp. (1)	14,927,800	313,484	1.07
Yahoo! Inc. (1)	14,365,000	296,781	1.02
Fidelity National Information Services, Inc.	7,190,000	265,383	.91
Samsung Electronics Co., Ltd. (3)	410,000	245,228	.84
Red Hat, Inc. (1) (2)	11,511,000	238,163	.82
International Business Machines Corp.	1,600,000	189,648	.65
Other securities		1,382,968	4.73
		5,463,962	18.71

Consumer discretionary - 11.93%
Lowe's Companies, Inc.	17,326,000	359,515	1.23
Johnson Controls, Inc.	10,949,100	314,020	1.08
Best Buy Co., Inc.	7,920,000	313,632	1.08
Target Corp.	6,490,000	301,720	1.03
Kohl's Corp. (1)	6,645,000	266,066	.91
Garmin Ltd.	4,770,000	204,347	.70
Other securities		1,723,234	5.90
		3,482,534	11.93

Materials - 9.91%
Newmont Mining Corp.	9,305,000	485,349	1.66
Barrick Gold Corp.	10,500,000	477,750	1.64
Potash Corp. of Saskatchewan Inc.	1,900,000	434,283	1.49
K+S AG (3)	725,000	416,203	1.42
Freeport-McMoRan Copper & Gold Inc.	2,604,500	305,221	1.05
Rio Tinto PLC (3)	1,464,233	179,586	.61
Other securities		595,382	2.04
		2,893,774	9.91

Health care - 7.93%
Roche Holding AG (3)	2,465,000	443,733	1.52
Gilead Sciences, Inc. (1)	6,600,000	349,470	1.20
Charles River Laboratories International, Inc. (1)	3,135,000	200,389	.69
Stryker Corp.	2,708,437	170,307	.58
Other securities		1,150,457	3.94
		2,314,356	7.93

Financials - 6.72%
Berkshire Hathaway Inc., Class A (1)	4,011	484,329	1.66
White Mountains Insurance Group, Ltd.	389,800	167,224	.57
Other securities		1,311,839	4.49
		1,963,392	6.72

Industrials - 6.53%
Boeing Co.	3,465,000	227,720	.78
General Electric Co.	7,370,000	196,705	.67
KBR, Inc.	5,397,130	188,414	.65
Other securities		1,294,207	4.43
		1,907,046	6.53

Consumer staples - 5.83%
Philip Morris International Inc.	9,895,000	488,714	1.67
Bunge Ltd.	2,143,600	230,844	.79
Coca-Cola Co.	4,225,000	219,616	.75
Other securities		763,688	2.62
		1,702,862	5.83

Telecommunication services - 1.38%
Sprint Nextel Corp., Series 1	19,500,000	185,250	.63
Other securities		217,875	.75
		403,125	1.38

Utilities - 1.14%
Other securities		333,080	1.14

Miscellaneous - 4.79%
Other common stocks in initial period of acquisition		1,400,029	4.79

Total common stocks (cost: $24,001,159,000)		27,498,179	94.16

Convertible securities - 0.12%

Other - 0.12%
Other securities		35,436	.12

Total convertible securities (cost: $39,100,000)		35,436	.12

Bonds, notes & other debt instruments - 0.11%

Other - 0.11%
Other securities		32,916	.11

Total bonds, notes & other debt instruments (cost: $33,012,000)		32,916	.11

	Principal amount (000)
Short-term securities - 5.77%

Federal Home Loan Bank 1.72%-2.12% due 7/18-11/6/2008	$283,300	282,144	.96
Freddie Mac 2.08%-2.30% due 7/2-11/3/2008	210,396	209,485	.72
Fannie Mae 2.06%-2.37% due 7/16-10/3/2008	190,000	189,507	.65
Coca-Cola Co. 1.98%-2.10% due 7/15-8/5/2008 (4)	87,100	86,960	.30
Other securities		916,496	3.14

Total short-term securities (cost: $1,685,216,000)		1,684,592	5.77

Total investment securities (cost: $25,758,487,000)		29,251,123	100.16
Other assets less liabilities		(48,675)	(.16)

Net assets		$29,202,448	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $217,427,000, which represented .74% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the six months ended June 30, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliates at 6/30/08 (000)
Red Hat, Inc. (1)	11,511,000	-	-	11,511,000	-	$238,163
Core Laboratories NV (1)	1,197,700	-	-	1,197,700	-	170,493
Chipotle Mexican Grill, Inc., Class B (1)	1,195,200	-	-	1,195,200	-	90,070
Chipotle Mexican Grill, Inc., Class A (1)	920,000	-	-	920,000	-	76,010
Graco Inc.	3,000,000	661,531	-	3,661,531	$1,150	139,394
Bare Escentuals, Inc. (1)	5,850,000	70,000	-	5,920,000	-	110,882
Digital River, Inc. (1)	2,430,000	195,000	-	2,625,000	-	101,272
Rosetta Resources Inc. (1) (4)	2,980,000	-	-	2,980,000	-	84,930
Minerals Technologies Inc.	1,000,000	25,000	-	1,025,000	103	65,180
KGen Power Corp. (1) (3) (4)	3,166,128	-	-	3,166,128	-	60,948
Heartland Payment Systems, Inc.	1,400,000	1,026,600	-	2,426,600	321	57,268
Blue Nile, Inc. (1)	824,000	219,000	-	1,043,000	-	44,348
DataPath, Inc. (1) (3) (4)	2,819,968	-	-	2,819,968	-	5,640
Georgia Gulf Corp. (5)	2,224,000	-	1,114,000	1,110,000	267	-
					$1,841	$1,244,598

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $2,780,670,000, which represented 9.52% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities , including those in "Other securities,"  was $753,353,000, which represented 2.58% of the net assets of the fund.

(5) Unaffiliated issuer at 6/30/2008.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

International Fund
unaudited
Summary investment portfolio, June 30, 2008

Largest individual equity securities	Percent of net assets
Bayer	4.92%
Roche	2.75
Uralkali	2.36
MTN Group	2.23
Eni	2.18
Gazprom	2.16
Nestlé	1.94
E.ON	1.88
Novartis	1.71
L'Oréal	1.61

	Shares	Market value (000)	Percent of net assets
Common stocks - 90.86%

Financials - 17.66%
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,165,000	$147,873	1.41%
Erste Bank der oesterreichischen Sparkassen AG (1)	2,165,000	134,005	1.28
UniCredit SpA (1)	21,334,000	130,052	1.24
Mitsubishi Estate Co., Ltd. (1)	4,850,000	110,925	1.06
Banco Santander, SA (1)	5,700,000	104,066	1.00
AXA SA (1)	3,126,611	92,211	.88
Banco Bilbao Vizcaya Argentaria, SA (1)	4,626,000	88,173	.84
OTP Bank PLC (1) (2)	2,035,000	84,939	.81
Hana Financial Holdings (1)	1,719,042	66,023	.63
UBS AG (1) (2)	3,079,608	63,872	.61
Other securities		827,837	7.90
		1,849,976	17.66

Materials - 12.28%
Bayer AG, non-registered shares (1)	6,138,023	515,866	4.92
JSC Uralkali (GDR) (1)	2,880,760	209,025
JSC Uralkali (GDR) (1) (3)	521,427	37,834	2.36
ArcelorMittal (1)	940,000	92,847	.89
Nitto Denko Corp. (1)	2,085,832	80,049	.76
Linde AG (1)	552,500	77,506	.74
POSCO (1)	136,900	71,185	.68
Other securities		202,626	1.93
		1,286,938	12.28

Health care - 11.50%
Roche Holding AG (1)	1,600,268	288,070	2.75
Novartis AG (1)	3,250,000	178,788	1.71
Merck KGaA (1)	972,655	138,195	1.32
Novo Nordisk A/S, Class B (1)	1,817,208	119,829	1.14
Teva Pharmaceutical Industries Ltd. (ADR)	2,150,000	98,470	.94
Zentiva NV (1)	1,112,000	81,629	.78
Richter Gedeon NYRT (1)	307,000	66,336	.63
Other securities		233,456	2.23
		1,204,773	11.50

Telecommunication services - 8.54%
MTN Group Ltd. (1)	14,702,800	233,385	2.23
Singapore Telecommunications Ltd. (1)	45,300,330	120,917	1.15
Telenor ASA (1)	5,545,000	104,096	.99
América Móvil, SAB de CV, Series L (ADR)	1,732,500	91,390	.87
Other securities		345,364	3.30
		895,152	8.54

Consumer discretionary - 8.00%
Industria de Diseno Textil, SA (1)	3,216,832	147,961	1.41
Burberry Group PLC (1)	10,667,101	95,805	.91
Marks and Spencer Group PLC (1)	14,618,000	95,495	.91
Esprit Holdings Ltd. (1)	6,505,900	67,718	.65
Honda Motor Co., Ltd. (1)	691,000	23,551	.23
Other securities		407,666	3.89
		838,196	8.00

Energy - 7.06%
Eni SpA (1)	6,135,000	228,590	2.18
OAO Gazprom (ADR) (1)	3,904,000	225,989	2.16
Sasol Ltd. (1)	1,057,663	62,574	.60
Other securities		222,442	2.12
		739,595	7.06

Industrials - 6.36%
Siemens AG (1)	1,411,000	156,341	1.49
Samsung Engineering Co., Ltd. (1)	1,455,000	108,669	1.04
Ryanair Holdings PLC (ADR) (2)	3,311,400	94,938	.90
SMC Corp. (1)	816,100	89,744	.86
Other securities		217,184	2.07
		666,876	6.36

Information technology - 6.23%
Murata Manufacturing Co., Ltd. (1)	1,737,500	82,559	.79
Taiwan Semiconductor Manufacturing Co. Ltd. (1) (2)	27,444,695	58,699
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (2)	1,888,714	20,606	.76
Other securities		490,882	4.68
		652,746	6.23

Consumer staples - 5.40%
Nestlé SA (1)	4,485,800	202,847	1.94
L'Oréal SA (1)	1,552,500	168,738	1.61
Other securities		194,077	1.85
		565,662	5.40

Utilities - 3.40%
E.ON AG (1)	975,100	196,482	1.88
Veolia Environnement (1)	1,622,025	90,426	.86
Other securities		69,243	.66
		356,151	3.40

Miscellaneous - 4.43%
Other common stocks in initial period of acquisition		463,851	4.43

Total common stocks (cost: $8,632,607,000)		9,519,916	90.86

Short-term securities - 8.64%	Principal amount (000)

American Honda Finance Corp. 2.03%-2.15% due 7/2-8/8/2008	$89,650	$89,510	.86%
Federal Home Loan Bank 2.20%-2.52% due 7/24-8/22/2008	87,300	87,140	.83
Freddie Mac 2.10%-2.17% due 7/3-8/18/2008	63,367	63,234	.60
Siemens Capital Co. LLC 2.02% due 8/7/2008 (3)	35,500	35,403	.34
Novartis Finance Corp. 2.20%-2.30% due 7/30-8/14/2008 (3)	31,300	31,220	.30
Other securities		598,126	5.71

Total short-term securities (cost: $904,721,000)		904,633	8.64

Total investment securities (cost: $9,537,328,000)		10,424,549	99.50
Other assets less liabilities		52,629	.50

Net assets		$10,477,178	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with aggregate value of $7,834,000, which represented .07% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees.  The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $8,800,369,000, which represented 84.00% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $451,234,000, which represented 4.31% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

New World Fund
unaudited
Summary investment portfolio, June 30, 2008

Largest individual equity securities	Percent of net assets

Petróleo Brasileiro - Petrobras	2.28%
Uralkali	1.92
Nokia	1.38
Amil Participações	1.35
IOI	1.32
Tesco	1.30
Vodafone	1.17
Gazprom	1.16
Krka	1.15
Novo Nordisk	1.11

	Shares	Market value (000)	Percent of net assets
Common stocks - 78.82%

Financials - 11.16%
Amil Participações SA, ordinary nominative	3,070,810	$28,109	1.35%
Banco Santander, SA (1)	1,060,000	19,352.93
PT Bank Rakyat Indonesia (Persero) Tbk (1)	31,647,650	17,599.85
Bank Muscat (SAOG) (GDR) (1)	826,137	15,068.72
FirstRand Ltd. (1)	8,726,500	14,812.71
Other securities		137,278	6.60
		232,218	11.16

Consumer staples - 10.80%
IOI Corp. Bhd. (1)	12,003,250	27,436	1.32
Tesco PLC (1)	3,683,418	27,057	1.30
Fomento Económico Mexicano, SAB de CV (ADR)	341,900	15,560.75
Nestlé SA (1)	315,000	14,244.69
Wal-Mart de México, SAB de CV, Series V (ADR) (1)	278,000	11,023
Wal-Mart de México, SAB de CV, Series V	705,000	2,796.66
Other securities		126,515	6.08
		224,631	10.80

Industrials - 9.29%
Enka Insaat ve Sanayi AS (1)	1,936,666	22,387	1.07
Murray & Roberts Holdings Ltd. (1)	1,942,000	21,647	1.04
Boart Longyear Ltd. (1)	8,450,000	18,040.87
Suzlon Energy Ltd. (1) (2)	3,221,400	16,209.78
Schneider Electric SA (1)	142,050	15,320.74
Other securities		99,731	4.79
		193,334	9.29

Materials - 8.78%
JSC Uralkali (GDR) (1)	508,616	36,905
JSC Uralkali (GDR) (1) (3)	40,423	2,933	1.92
Votorantim Celulose e Papel SA, preferred nominative (ADR)	820,000	21,902	1.05
Anglo American PLC (1)	241,850	16,946.81
Israel Chemicals Ltd. (1)	715,000	16,543.79
First Quantum Minerals Ltd.	198,000	13,680.66
Other securities		73,763	3.55
		182,672	8.78

Energy - 8.58%
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	495,200	35,075
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	212,000	12,285	2.28
OAO Gazprom (ADR) (1)	417,500	24,168	1.16
Saipem SpA, Class S (1)	466,000	21,842	1.05
Tenaris SA (ADR)	238,000	17,731.85
Other securities		67,374	3.24
		178,475	8.58

Consumer discretionary - 8.47%
Toyota Motor Corp. (1)	414,100	19,512.94
Kuoni Reisen Holding AG, Class B (1)	31,150	14,963.72
Honda Motor Co., Ltd. (1)	435,000	14,826.71
Central European Media Enterprises Ltd., Class A (2)	141,600	12,819.62
Other securities		113,978	5.48
		176,098	8.47

Information technology - 6.58%
Nokia Corp. (1)	598,600	14,672
Nokia Corp. (ADR)	568,700	13,933	1.38
Google Inc., Class A (2)	35,000	18,425.88
High Tech Computer Corp. (1)	790,000	17,674.85
Samsung Electronics Co., Ltd. (1)	27,100	16,209.78
Other securities		55,874	2.69
		136,787	6.58

Telecommunication services - 6.34%
Vodafone Group PLC (1)	8,265,000	24,361	1.17
Cellcom Israel Ltd.	660,938	22,611	1.09
Telekomunikacja Polska SA (1)	2,288,400	22,295	1.07
Partner Communications Co. Ltd. (1)	721,500	17,188
Partner Communications Co. Ltd. (ADR)	10,000	237.84
América Móvil, SAB de CV, Series L (ADR)	310,000	16,352.78
Other securities		28,837	1.39
		131,881	6.34

Health care - 3.11%
Krka, dd, Novo mesto (1)	168,640	23,868	1.15
Novo Nordisk A/S, Class B (1)	350,320	23,101	1.11
Other securities		17,620.85
		64,589	3.11

Utilities - 1.47%
Other securities		30,680	1.47

Miscellaneous - 4.24%
Other common stocks in initial period of acquisition		88,189	4.24

Total common stocks (cost: $1,298,608,000)		1,639,554	78.82

	Principal amount (000)
Bonds, notes & other debt instruments - 6.51%

Bonds & notes of governments outside the U.S. - 6.04%
Brazil (Federal Republic of) Global:
12.50% 2016	BRL1,500	$940
6.00%-11.00% 2010-2040 (4)	$12,034	14,866
Brazilian Treasury Bill 6.00% 2010-2045 (1) (5)	BRL15,182	8,843
Brazil (Federal Republic of) 10.00% 2014-2017 (1)	13,100	6,544	1.50
Other securities		94,420	4.54
		125,613	6.04

Other - 0.47%
Gaz Capital SA 6.51% 2022 (3)	$600	540.02
Other securities		9,334.45
		9,874.47

Total bonds, notes & other debt instruments (cost: $128,738,000)		135,487	6.51

Short-term securities - 15.01%

Federal Home Loan Bank 2.215%-2.26% due 8/20-8/22/2008	$42,600	42,469	2.04
Freddie Mac 2.075%-2.08% due 8/26-9/15/2008	29,300	29,184	1.40
Fannie Mae 1.86%-2.37% due 9/17/2008	25,900	25,786	1.24
AstraZeneca PLC 3.05% due 8/5/2008 (3)	23,000	22,942	1.10
Eksportfinans ASA 2.30%-2.50% due 7/9-7/15/2008 (3)	20,700	20,684	1.00
U.S. Treasury Bills 1.533% due 9/18/2008	19,600	19,523.94
Barton Capital LLC 2.47% due 7/9/2008 (3)	15,000	14,991.72
Westpac Banking Corp. 2.43% due 7/17/2008 (3)	13,800	13,783.66
Liberty Street Funding Corp. 2.75% due 7/1/2008 (3)	13,500	13,499.65
Procter & Gamble International Funding S.C.A. 2.22% due 8/19/2008 (3)	12,400	12,354.60
American Honda Finance Corp. 2.12% due 7/16/2008	9,400	9,391.45
Other securities		87,498	4.21

Total short-term securities (cost: $312,114,000)		312,104	15.01

Total investment securities (cost: $1,739,460,000)		2,087,145	100.34
Other assets less liabilities		(7,112)	(.34)

Net assets		$2,080,033	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio. One of these securities (with market value of $4,225,000, which represented .20% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $1,137,798,000, which represented 54.70% of the net assets of the fund.

(2) Security did not produce income during the last 12 months.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $214,619,000, which represented 10.32% of the net assets of the fund.

(4) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(5) Index-linked bond whose principal amount moves with a government retail price index.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian Reais

See Notes to Financial Statements

Blue Chip Income and Growth Fund
unaudited
Summary investment portfolio, June 30, 2008

Largest individual equity securities	Percent of net assets

Hewlett-Packard	4.44%
Schlumberger	4.38
Lowe's	3.86
Microsoft	3.52
General Electric	3.28
IBM	3.14
Citigroup	2.82
Aetna	2.68
Merck	2.41
AT&T	2.30

	Shares	Market value (000)	Percent of net assets
Common stocks - 92.74%

Information technology - 20.85%
Hewlett-Packard Co.	3,800,000	$167,998	4.44%
Microsoft Corp.	4,830,000	132,873	3.52
International Business Machines Corp.	1,000,000	118,530	3.14
Oracle Corp. (1)	3,350,000	70,350	1.86
Nokia Corp. (ADR)	2,675,000	65,538	1.73
Intel Corp.	2,200,000	47,256	1.25
Texas Instruments Inc.	1,532,116	43,144	1.14
Cisco Systems, Inc. (1)	1,650,000	38,379	1.02
Yahoo! Inc. (1)	1,590,000	32,849	.87
Other securities		71,322	1.88
		788,239	20.85

Health care - 15.31%
Aetna Inc.	2,500,000	101,325	2.68
Merck & Co., Inc.	2,415,000	91,021	2.41
Abbott Laboratories	1,000,000	52,970	1.40
Eli Lilly and Co.	1,125,000	51,930	1.37
UnitedHealth Group Inc.	1,900,000	49,875	1.32
Amgen Inc. (1)	975,000	45,981	1.22
Cardinal Health, Inc.	830,000	42,811	1.13
AstraZeneca PLC (ADR)	975,000	41,467	1.10
Pfizer Inc	1,900,000	33,193	.88
Medtronic, Inc.	550,000	28,463	.75
Other securities		39,747	1.05
		578,783	15.31

Industrials - 11.87%
General Electric Co.	4,650,000	124,108	3.28
United Technologies Corp.	760,000	46,892	1.24
United Parcel Service, Inc., Class B	750,000	46,102	1.22
Norfolk Southern Corp.	592,800	37,151	.98
Illinois Tool Works Inc.	650,000	30,882	.82
Rockwell Automation	600,000	26,238	.69
Other securities		137,182	3.64
		448,555	11.87

Financials - 11.60%
Citigroup Inc.	6,210,000	104,080	2.75
Bank of America Corp.	3,450,000	82,351	2.18
American International Group, Inc.	2,313,000	61,202	1.62
Fannie Mae	2,785,800	54,351	1.44
JPMorgan Chase & Co.	1,300,000	44,603	1.18
Capital One Financial Corp.	900,000	34,209	.91
Freddie Mac	1,209,100	19,829	.52
Other securities		37,948	1.00
		438,573	11.60

Consumer discretionary - 9.90%
Lowe's Companies, Inc.	7,040,000	146,080	3.86
Target Corp.	1,100,000	51,139	1.35
Leggett & Platt, Inc.	2,000,000	33,540	.89
Harley-Davidson, Inc.	860,000	31,183	.82
Other securities		112,407	2.98
		374,349	9.90

Energy - 8.71%
Schlumberger Ltd.	1,540,000	165,442	4.38
Royal Dutch Shell PLC, Class A (ADR)	800,000	65,368	1.73
ConocoPhillips	300,000	28,317	.75
EOG Resources, Inc.	200,000	26,240	.69
Other securities		43,815	1.16
		329,182	8.71

Consumer staples - 7.24%
Walgreen Co.	2,055,000	66,808	1.77
Wal-Mart Stores, Inc.	1,100,000	61,820	1.64
PepsiCo, Inc.	650,000	41,333	1.09
Kimberly-Clark Corp.	555,000	33,178	.88
Kellogg Co.	592,000	28,428	.75
Other securities		42,157	1.11
		273,724	7.24

Telecommunication services - 3.64%
AT&T Inc.	2,581,250	86,962	2.30
Other securities		50,535	1.34
		137,497	3.64

Utilities - 1.46%
FPL Group, Inc.	400,000	26,232	.69
Other securities		29,129	.77
		55,361	1.46

Other - 0.82%
Other securities		30,859	.82

Miscellaneous - 1.34%
Other common stocks in initial period of acquisition		50,423	1.34

Total common stocks (cost: $3,756,208,000)		3,505,545	92.74

Rights & warrants - 0.00%

Other - 0.00%
Other securities		23	.00

Total rights & warrants (cost: $230,000)		23	.00

Convertible securities - 0.61%

Financials - 0.22%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred (2) (3)	60,000	2,740	.07
Other securities		5,619	.15
		8,359	.22

Miscellaneous - 0.39%
Other convertible securities in initial period of acquisition		14,522	.39

Total convertible securities (cost: $27,766,000)		22,881	.61

Bonds, notes & other debt instruments - 0.01%

Other - 0.01%
Other securities		233	.01

Total bonds, notes & other debt instruments (cost: $244,000)		233	.01

Short-term securities - 6.81%	Principal amount (000)

Procter & Gamble International Funding S.C.A. 2.00%-2.27% due 7/18-9/17/2008 (4)	$45,800	45,690	1.21
Honeywell International Inc. 2.07%-2.08% due 7/10-7/29/2008 (4)	40,100	40,031	1.06
Freddie Mac 2.06%-2.30% due 7/3-9/15/2008	34,300	34,174	.90
Federal Home Loan Bank 2.06%-2.22% due 7/16-9/22/2008	31,100	31,013	.82
Wal-Mart Stores Inc. 1.90% due 9/30/2008 (4)	15,200	15,090	.40
Kimberly-Clark Worldwide Inc. 2.10% due 8/11/2008 (4)	9,000	8,972	.24
Abbott Laboratories 2.10% due 7/30/2008 (4)	8,000	7,986	.21
Jupiter Securitization Co., LLC 2.70% due 7/1/2008 (4)	7,600	7,599	.20
Pfizer Inc 2.11% due 7/28/2008 (4)	6,300	6,290	.17
Other securities		60,778	1.60

Total short-term securities (cost: $257,677,000)		257,623	6.81

Total investment securities (cost: $4,042,125,000)		3,786,305	100.17
Other assets less liabilities		(6,408)	(.17)

Net assets		$3,779,897	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $10,393,000, which represented .27% of the net assets of the fund.

(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/15/2008 at a cost of $3,000,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $12,212,000, which represented .32% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $158,820,000, which represented 4.20% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Global Growth and Income Fund
unaudited
Summary investment portfolio, June 30, 2008

Largest individual equity securities	Percent of net assets

Microsoft	3.28%
Yamana Gold	2.82
Vodafone	1.88
Newmont Mining	1.77
AT&T	1.75
Telekomunikacja Polska	1.65
IBM	1.63
Google	1.56
China National Offshore Oil	1.47
National City Corp.	1.32

	Shares	Market value (000)	Percent of net assets
Common stocks - 84.11%

Financials - 15.86%
Citigroup Inc.	1,754,000	$29,397	1.24%
Banco Santander, SA (1)	1,240,000	22,639	.96
Fannie Mae	1,050,000	20,486	.87
AEON Credit Service (Asia) Co. Ltd. (1)	1,400,000	17,535	.74
Industrial and Commercial Bank of China Ltd., Class H (1)	24,137,000	16,459	.70
National City Corp.	693,986	3,310
National City Corp. (2)	645,000	3,077	.27
ING Groep NV, depository receipts (1)	200,000	6,324	.27
Other securities		254,992	10.81
		374,219	15.86

Information technology - 13.40%
Microsoft Corp.	2,810,000	77,303	3.28
International Business Machines Corp.	325,000	38,522	1.63
Google Inc., Class A (3)	70,000	36,850	1.56
Novellus Systems, Inc. (3)	1,000,000	21,190	.90
Micron Technology, Inc. (3)	3,500,000	21,000	.89
Yahoo! Inc. (3)	868,000	17,933	.76
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (3)	1,610,103	17,566	.74
Other securities		85,883	3.64
		316,247	13.40

Materials - 12.41%
Yamana Gold Inc.	4,000,000	66,627	2.82
Newmont Mining Corp.	800,000	41,728	1.77
Barrick Gold Corp.	650,000	29,575	1.25
MeadWestvaco Corp.	1,150,000	27,416	1.16
Evraz Group SA (GDR) (1)	180,000	20,947	.89
Bayer AG, non-registered shares (1)	218,500	18,364	.78
Impala Platinum Holdings Ltd. (1)	410,000	16,204	.69
Anglo American PLC (1)	220,575	15,455	.66
Other securities		56,407	2.39
		292,723	12.41

Telecommunication services - 9.70%
Vodafone Group PLC (1)	14,049,000	41,409
Vodafone Group PLC (ADR)	100,000	2,946	1.88
AT&T Inc.	1,223,000	41,203	1.75
Telekomunikacja Polska SA (1)	3,983,800	38,813	1.65
Koninklijke KPN NV (1)	1,282,000	21,929	.93
Chunghwa Telecom Co., Ltd. (ADR)	625,000	15,856	.67
Other securities		66,609	2.82
		228,765	9.70

Consumer discretionary - 9.11%
Carnival Corp., units	500,000	16,480	.70
Toyota Motor Corp. (1)	328,000	15,455	.65
Honda Motor Co., Ltd. (1)	449,000	15,303	.65
Other securities		167,674	7.11
		214,912	9.11

Industrials - 7.72%
Schneider Electric SA (1)	256,000	27,610	1.17
ALSTOM SA (1)	100,000	22,941	.97
General Electric Co.	811,000	21,646	.92
Other securities		109,924	4.66
		182,121	7.72

Energy - 6.42%
China National Offshore Oil Corp. (1)	20,000,000	34,691	1.47
OAO Gazprom (ADR) (1)	350,000	20,260	.86
Saipem SpA, Class S (1)	392,000	18,374	.78
Oil and Gas Development Co. Ltd. (1)	9,939,000	17,657	.75
Other securities		60,472	2.56
		151,454	6.42

Health care - 4.22%
Elan Corp., PLC (ADR) (3)	576,100	20,480	.87
UCB SA (1)	500,000	18,401	.78
Other securities		60,609	2.57
		99,490	4.22

Consumer staples - 3.45%
Shoppers Drug Mart Corp.	306,500	16,824	.71
Other securities		64,685	2.74
		81,509	3.45

Utilities - 1.82%
Other securities		42,913	1.82

Total common stocks (cost: $2,154,938,000)		1,984,353	84.11

Preferred stocks - 0.23%

Other - 0.23%
Other securities		5,336	.23

Total preferred stocks (cost: $5,510,000)		5,336	.23

Convertible securities - 1.05%

Financials - 1.05%
National City Corp., Series G, 0% noncumulative convertible preferred (1) (2)	274	24,833	1.05

Total convertible securities (cost: $27,400,000)		24,833	1.05

Bonds, notes & other debt instruments - 2.85%	Principal amount (000)

Other - 2.85%
Other securities		67,146	2.85

Total bonds, notes & other debt instruments (cost: $65,272,000)		67,146	2.85

Short-term securities - 12.10%

AstraZeneca PLC 2.92%-3.05% due 8/22-8/26/2008 (4)	$43,800	43,619	1.85
Fannie Mae 1.86% due 9/17/2008	25,700	25,587	1.08
Freddie Mac 2.13% due 9/29-11/21/2008	23,640	23,440	.99
ING (U.S.) Funding LLC 2.57% due 8/22/2008	23,000	22,908	.97
AT&T Inc. 2.34% due 9/9/2008 (4)	18,900	18,798	.80
Procter & Gamble International Funding S.C.A. 2.22% due 8/19/2008 (4)	17,700	17,634	.75
Eksportfinans ASA 2.35% due 7/1/2008 (4)	17,400	17,399	.74
Federal Home Loan Bank 2.28% due 9/5/2008	17,400	17,338	.73
Barton Capital LLC 2.47% due 7/9/2008 (4)	16,600	16,590	.70
Jupiter Securitization Co., LLC 2.47% due 7/18/2008 (4)	16,200	16,180	.69
Bank of America Corp. 2.52% due 8/1/2008	15,700	15,665	.66
Other securities		50,402	2.14

Total short-term securities (cost: $285,590,000)		285,560	12.10

Total investment securities (cost: $2,538,710,000)		2,367,228	100.34
Other assets less liabilities		(7,919)	(.34)

Net assets		$2,359,309	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees.  The total value of all such securities, including those in "Other securities," was $1,038,734,000, which represented 44.03% of the net assets of the fund.

(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Market value (000)	Percent of net assets

National City Corp., Series G, 0% noncumulative convertible preferred	4/21/2008	$27,400	$24,833	1.05%
National City Corp.	4/21/2008	3,225	3,077	.13
Other restricted securities		10,154	5,836	.25

Total restricted securities		$40,779	$33,746	1.43%

(3) Security did not produce income during the last 12 months.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $163,489,000, which represented 6.93% of the net assets of the fund.

Key to abbreviations
ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

Growth Income Fund
unaudited
Summary investment portfolio, June 30, 2008

Largest individual equity securities	Percent of net assets

Schlumberger	2.40%
Oracle	2.37
Microsoft	2.08
General Electric	1.80
Citigroup	1.75
Cisco Systems	1.60
Yahoo	1.56
Intel	1.52
Hewlett-Packard	1.48
Lowe's	1.41

Common stocks - 89.59%	Shares	Market value (000)	Percent of net assets

Information technology - 21.39%
Oracle Corp. (1)	29,305,000	$615,405	2.37%
Microsoft Corp.	19,705,000	542,085	2.08
Cisco Systems, Inc. (1)	17,940,000	417,284	1.60
Yahoo! Inc. (1)	19,596,800	404,870	1.56
Intel Corp.	18,400,000	395,232	1.52
Hewlett-Packard Co.	8,710,000	385,069	1.48
Google Inc., Class A (1)	648,600	341,436	1.31
International Business Machines Corp.	2,835,000	336,033	1.29
Flextronics International Ltd. (1)	26,835,336	252,252	.97
SAP AG (2)	3,989,874	208,691	.80
Nokia Corp. (2)	6,080,000	149,026	.57
Other securities		1,520,020	5.84
		5,567,403	21.39

Industrials - 10.15%
General Electric Co.	17,550,000	468,410	1.80
United Technologies Corp.	4,075,000	251,427	.97
United Parcel Service, Inc., Class B	3,800,000	233,586	.90
Norfolk Southern Corp.	3,584,500	224,641	.86
General Dynamics Corp.	2,100,000	176,820	.68
Avery Dennison Corp.	3,955,000	173,743	.67
Other securities		1,113,558	4.27
		2,642,185	10.15

Financials - 9.63%
Citigroup Inc.	22,353,300	374,641	1.44
American International Group, Inc.	13,650,000	361,179	1.39
Bank of America Corp.	11,355,000	271,044	1.04
Fannie Mae	10,853,500	211,752	.81
JPMorgan Chase & Co.	4,147,900	142,314	.55
Freddie Mac	3,666,450	60,130	.23
Other securities		1,084,877	4.17
		2,505,937	9.63

Energy - 9.45%
Schlumberger Ltd.	5,825,000	625,780	2.40
Chevron Corp.	2,563,200	254,090	.98
Halliburton Co.	4,280,000	227,140	.87
Marathon Oil Corp.	4,325,000	224,338	.86
Baker Hughes Inc.	2,565,000	224,027	.86
ConocoPhillips	2,225,000	210,018	.81
Royal Dutch Shell PLC, Class A (ADR)	2,000,000	163,420	.63
Devon Energy Corp.	1,340,000	161,014	.62
Other securities		368,061	1.42
		2,457,888	9.45

Health care - 9.40%
Roche Holding AG (2)	1,532,460	275,864	1.06
Aetna Inc.	5,900,000	239,127	.92
Cardinal Health, Inc.	4,450,000	229,531	.88
Abbott Laboratories	4,025,000	213,204	.82
Medtronic, Inc.	4,000,000	207,000	.79
Amgen Inc. (1)	4,168,900	196,605	.76
Other securities		1,085,232	4.17
		2,446,563	9.40

Consumer discretionary - 9.04%
Lowe's Companies, Inc.	17,710,000	367,483	1.41
Time Warner Inc.	18,450,000	273,060	1.05
Target Corp.	5,760,700	267,815	1.03
Best Buy Co., Inc.	4,009,700	158,784	.61
Other securities		1,285,585	4.94
		2,352,727	9.04

Consumer staples - 6.75%
PepsiCo, Inc.	5,250,000	333,848	1.28
Molson Coors Brewing Co., Class B	4,430,000	240,682	.93
Avon Products, Inc.	5,470,000	197,029	.76
Other securities		984,707	3.78
		1,756,266	6.75

Materials - 5.65%
Air Products and Chemicals, Inc.	2,810,000	277,797	1.07
USX Corp.	1,225,000	226,355	.87
Other securities		964,980	3.71
		1,469,132	5.65

Telecommunication services - 2.76%
Sprint Nextel Corp., Series 1	22,095,000	209,902	.81
AT&T Inc.	2,000,000	67,380	.26
Other securities		441,301	1.69
		718,583	2.76

Utilities - 1.92%
Exelon Corp.	2,235,765	201,129	.77
Other securities		299,365	1.15
		500,494	1.92

Miscellaneous - 3.45%
Other common stocks in initial period of acquisition		898,865	3.45

Total common stocks (cost: $22,609,321,000)		23,316,043	89.59

Rights & warrants - 0.00%

Financials - 0.00%
Other securities		604	.00

Total rights & warrants (cost: $6,131,000)		604	.00

Convertible securities - 0.35%

Financials - 0.31%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred (2) (3)	1,777,000	81,165	.31
		81,165	.31

Miscellaneous - 0.04%
Other convertible securities in initial period of acquisition		9,068	.04

Total convertible securities (cost: $100,321,000)		90,233	.35

Bonds, notes & other debt instruments - 0.05%

Consumer discretionary - 0.05%
Other securities		12,768	.05

Total bonds, notes & other debt instruments (cost: $12,642,000)		12,768	.05

Short-term securities - 9.57%	Principal amount (000)	Market value (000)	Percent of net assets

Freddie Mac 2.06%-2.25% due 7/3-11/3/2008	$374,114	372,673	1.43
Variable Funding Capital Corp. 2.53%-2.87% due 7/3-9/22/2008 (4)	232,000	231,100	.89
Fannie Mae 2.07%-2.215% due 7/16-10/31/2008	206,736	205,957	.79
AT&T Inc. 2.10%-2.24% due 7/11-8/29/2008 (4)	195,100	194,722	.75
United Parcel Service Inc. 2.07%-2.15% due 8/11-10/31/2008 (4)	100,000	99,498	.38
Abbott Laboratories 1.95%-2.10% due 7/14-7/30/2008 (4)	97,000	96,897	.37
Park Avenue Receivables Co., LLC 2.65%-2.72% due 8/5-8/6/2008 (4)	87,500	87,265	.34
Bank of America Corp. 2.55% due 8/12/2008	68,300	68,079	.26
Enterprise Funding Corp. LLC 2.55%-2.73% due 7/1-9/18/2008 (4)	57,500	57,148	.22
Jupiter Securitization Co., LLC 2.50%-2.70% due 7/1/2008 (4)	51,900	51,896	.20
Ciesco LLC 2.68% due 8/14/2008 (4)	50,600	50,418	.19
Chevron Funding Corp. 2.07% due 7/2/2008	50,000	49,994	.19
IBM Capital Inc. 2.25% due 9/18/2008 (4)	43,550	43,280	.17
Edison Asset Securitization LLC 2.43% due 8/29/2008 (4)	7,500	7,463	.03
Other securities		875,652	3.36
		2,492,042	9.57

Total short-term securities (cost: $2,492,618,000)		2,492,042	9.57

Total investment securities (cost: $25,221,033,000)		25,911,690	99.56
Other assets less liabilities		113,505	.44

Net assets		$26,025,195	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $2,430,185,000, which represented 9.34% of the net assets of the fund.

(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 1/15/2008 at a cost of $88,850,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $149,211,000, which represented .57% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,491,528,000, which represented 5.73% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Asset Allocation Fund
unaudited
Summary investment portfolio, June 30, 2008

Largest individual equity securities	Percent of net assets

Suncor	2.49%
Schlumberger	2.34
BHP Billiton	2.00
Chevron	1.70
Medtronic	1.26
Boeing	1.25
Sprint Nextel	1.24
Philip Morris International	1.23
Newmont Mining	1.22
IBM	1.16

Common stocks - 63.21%	Shares	Market value (000)	Percent of net assets

Energy - 13.15%
Suncor Energy Inc.	3,943,618	$229,289	2.49
Schlumberger Ltd.	2,009,800	215,913	2.34
Chevron Corp.	1,584,328	157,054	1.70
Rosetta Resources Inc. (1) (2) (3)	2,970,000	84,645.92
Smith International, Inc.	1,000,000	83,140.90
Petro-Canada	1,400,000	78,525.85
Arch Coal, Inc.	1,000,000	75,030.81
Marathon Oil Corp.	1,200,000	62,244.68
Other securities		226,484	2.46
		1,212,324	13.15

Health care - 9.13%
Medtronic, Inc.	2,250,000	116,438	1.26
Wyeth	2,100,000	100,716	1.09
Johnson & Johnson	1,500,000	96,510	1.05
Amgen Inc. (1)	1,800,000	84,888.92
Abbott Laboratories	1,400,000	74,158.80
United Therapeutics Corp. (1)	750,000	73,312.80
Endo Pharmaceuticals Holdings Inc. (1)	2,500,000	60,475.66
Other securities		235,415	2.55
		841,912	9.13

Information technology - 8.12%
International Business Machines Corp.	900,000	106,677	1.16
Microsoft Corp.	3,050,000	83,905.91
Nokia Corp. (ADR)	3,287,400	80,541.87
Cisco Systems, Inc. (1)	3,400,000	79,084.86
Yahoo! Inc. (1)	3,800,000	78,508.85
Hewlett-Packard Co.	1,500,000	66,315.72
Oracle Corp. (1)	3,000,000	63,000.69
Other securities		190,248	2.06
		748,278	8.12

Materials - 5.51%
BHP Billiton Ltd. (4)	4,340,000	184,819	2.00
Newmont Mining Corp.	2,165,000	112,926	1.22
Rio Tinto PLC (4)	732,789	89,876.98
Other securities		120,867	1.31
		508,488	5.51

Financials - 5.33%
Fannie Mae	4,057,700	79,166.86
JPMorgan Chase & Co.	1,500,000	51,465.56
Freddie Mac	1,250,300	20,505.22
Other securities		340,265	3.69
		491,401	5.33

Industrials - 5.02%
Boeing Co.	1,750,000	115,010	1.25
Deere & Co.	1,200,000	86,556.94
Mitsubishi Corp. (4)	2,000,000	65,923.71
General Electric Co.	2,250,000	60,053.65
Raytheon Co.	1,040,000	58,531.63
Other securities		77,117.84
		463,190	5.02

Consumer discretionary - 4.81%
Lowe's Companies, Inc.	3,810,000	79,057.86
Johnson Controls, Inc.	2,400,000	68,832.75
Best Buy Co., Inc.	1,705,350	67,532.73
Other securities		228,321	2.47
		443,742	4.81

Telecommunication services - 3.83%
Sprint Nextel Corp., Series 1	12,000,000	114,000	1.24
AT&T Inc.	2,700,000	90,963.98
Vodafone Group PLC (4)	20,000,000	58,949.64
Other securities		89,372.97
		353,284	3.83

Consumer staples - 3.64%
Philip Morris International Inc.	2,300,000	113,597	1.23
Coca-Cola Co.	1,400,000	72,772.79
PepsiCo, Inc.	1,000,000	63,590.69
Other securities		85,356.93
		335,315	3.64

Utilities - 1.03%
Reliant Energy, Inc. (1)	3,250,000	69,127.75
Other securities		25,786.28
		94,913	1.03

MISCELLANEOUS - 3.64%
Other common stocks in initial period of acquisition		336,013	3.64

Total common stocks (cost: $5,113,048,000)		5,828,860	63.21

Preferred stocks - 0.25%

Other - 0.25%
Other securities		23,321.25
Total preferred stocks (cost: $27,274,000)		23,321.25

Rights & warrants - 0.00%		Market value (000)	Percent of net assets

Other - 0.00%
Other securities		-	.00
Total rights & warrants (cost: $117,000)		-	.00

Convertible securities - 0.46%

Other - 0.46%
Other securities		$42,596.46
Total convertible securities (cost: $47,000,000)		42,596.46

Bonds, notes & other debt instruments - 21.63%	Principal amount (000)

Mortgage-backed obligations (5) - 6.09%
Fannie Mae 0%-7.00% 2009-2047 (4)	$159,508	$158,817	1.72
Freddie Mac 5.00%-7.50% 2016-2038 (6)	113,912	113,906	1.24
Other securities		288,653	3.13
		561,376	6.09

Bonds & notes of U.S. government & government agencies - 5.73%
U.S. Treasury:
3.875% 2010	164,000	168,299
4.875% 2012	65,000	69,078
3.375%-9.25% 2008-2036	151,500	166,920	4.39
Fannie Mae 5.25%-7.25% 2012-2030	60,375	65,582.71
Freddie Mac 4.875%-5.25% 2008-2011	31,170	32,519.35
Federal Home Loan Bank 5.125%-5.625% 2013-2016	23,375	23,451.25
Other securities		2,740.03
		528,589	5.73

Financials - 1.86%
JPMorgan Chase Bank NA 6.00% 2017	3,500	3,406
JPMorgan Chase Capital XXII, Series V, 6.45% 2087 (6)	2,560	2,201.06
Other securities		165,391	1.80
		170,998	1.86
Consumer discretionary - 1.78%
Other securities		164,476	1.78

Telecommunication services - 0.77%
SBC Communications Inc. 4.125%-5.10% 2009-2014	3,375	3,357
BellSouth Corp. 4.20% 2009	3,000	3,007
AT&T Corp. 8.00% 2031 (6)	2,000	2,303.09
Sprint Nextel Corp. 6.00%-8.75% 2016-2032	6,540	5,925
Nextel Communications, Inc., Series F, 5.95% 2014	2,800	2,250.09
Other securities		54,094.59
		70,936.77

Health care - 0.76%
Abbott Laboratories 5.60% 2017	$1,935	$1,955.02
Other securities		67,865.74
		69,820.76

Other - 4.64%
Other securities		427,816	4.64
Total bonds, notes & other debt instruments (cost: $2,083,909,000)		1,994,011	21.63

Short-term securities - 14.46%

Federal Home Loan Bank 2.10%-2.43% due 7/28-9/19/2008	153,571	153,012	1.66
Freddie Mac 2.02%-2.095% due 7/9-11/7/2008	126,100	125,600	1.36
Procter & Gamble International Funding S.C.A. 2.18%-2.25% due 8/11-9/12/2008 (7)	111,800	111,277	1.21
Wal-Mart Stores Inc. 2.05%-2.08% due 12/9-12/16/2008 (7)	100,800	99,396	1.08
Pfizer Inc 1.95%-2.28% due 9/12-9/26/2008 (7)	65,000	64,579.70
AT&T Inc. 2.10%-2.25% due 7/10-7/28/2008 (7)	63,100	63,021.68
Coca-Cola Co. 2.06%-2.20% due 7/18-8/19/2008 (7)	61,800	61,657.67
U.S. Treasury Bills 1.48%-1.638% due 8/7-9/18/2008	60,000	59,791.65
Fannie Mae 1.70%-2.36% due 8/18-9/10/2008	54,300	54,113.59
Johnson & Johnson 2.05%-2.10% due 8/5-8/26/2008 (7)	49,000	48,853.53
IBM Corp. 2.16% due 8/19/2008 (7)	25,000	24,906
IBM Capital Inc. 2.15% due 9/10/2008 (7)	21,500	21,382.50
Jupiter Securitization Co., LLC 2.47%-2.60% due 7/14-7/18/2008 (7)	40,000	39,956.43
Abbott Laboratories 2.00% due 7/17/2008 (7)	37,300	37,255.40
Medtronic Inc. 2.25% due 7/23/2008 (7)	5,100	5,093.06
Other securities		363,770	3.94

Total short-term securities (cost: $1,334,420,000)		1,333,661	14.46

Total investment securities (cost: $8,605,768,000)		9,222,449	100.01
Other assets less liabilities		(629)	(0.01)

Net assets		$9,221,820	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. The fund's affiliated holding listed below is shown in the preceding summary investment portfolio.  Further details on this holding and related transactions during the six months ended June 30, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliate at 6/30/08 (000)
Rosetta Resources Inc. (1) (3)	2,970,000	-	-	2,970,000	-	$84,645

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 6/28-11/9/2005 at a cost of $48,481,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities", was $165,557,000, which represented 1.80% of the net assets of the fund.

(4) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Miscellaneous" and "Other securities" was $813,066,000, which represented 8.82% of the net assets of the fund.

(5) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(6) Coupon rate may change periodically.
(7) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,109,066,000, which represented 12.03% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financials Statements

Bond Fund
unaudited
Summary investment portfolio, June 30, 2008

Largest Holdings (by issuer)	Percent of net assets

U.S. Treasury	11.35%
Freddie Mac	9.02
Fannie Mae	7.00
Japan Government	1.50
Bank of America	0.89
Sprint Nextel	0.76
Government National Mortgage Assn.	0.73
Israeli Government	0.70
Poland Government	0.68
Singapore Government	0.68

Bonds, notes & other debt instruments - 87.27%	Principal amount (000)	Market value (000)	Percent of net assets

Mortgage-backed obligations (1) - 19.92%
Freddie Mac:
6.00% 2036	$ 47,781	$ 48,376
5.00% 2037	25,904	24,870
6.00% 2037 .	51,456	52,042
6.00% 2037	32,200	32,632
6.50% 2037	18,875	19,370
6.00% 2038	98,865	99,865
0%-7.00% 2015-2038 (2)	150,959	148,063	7.35%
Fannie Mae:
6.00% 2027	19,714	20,063
4.50% 2034	19,000	17,605
5.00% 2038	58,878	56,481
4.443%-12.056 2010-2042 (2)	225,802	229,499	5.59
Government National Mortgage Assn. 6.00% 2038	41,750	42,437.73
Other securities		361,828	6.25
		1,153,131	19.92

U.S. government & government agency bonds & notes - 14.42%
U.S. Treasury:
5.50% 2009	17,692	18,178
4.50% 2011	18,000	18,772
4.25% 2012	32,575	33,909
4.875% 2012	28,590	30,328
3.875% 2013	50,000	51,261
4.50% 2016	24,000	25,244
5.125% 2016	233,800	255,034
7.50% 2016	60,000	74,981
3.875% 2018	17,820	17,670
8.50% 2020	25,500	35,160
4.00%-9.25% 2010-2036	88,335	96,404	11.35
Freddie Mac:
5.25% 2011	30,500	31,865
5.50% 2012	10,000	10,563
5.75% 2012	40,000	42,454	1.47
Fannie Mae:
5.50% 2011	5,000	5,250
5.25% 2012	26,000	26,253
4.625% 2013	20,000	19,553.88
Other securities		41,998.72
		834,877	14.42

Financials - 12.99%
Citigroup Capital XXI 8.30% 2077 (2)	20,000	18,936.33
Other securities		732,886	12.66
		751,822	12.99

Bonds & notes of governments & government agencies outside the U.S. - 9.31%
Japanese Government:
1.70% 2016	¥ 4,070,450	39,182
0.90%-2.30% 2008-2035	4,993,150	47,383	1.50
Israeli Government 6.00% 2010 (3)	ILS 74,730	22,810.39
Queensland Treasury Corp. 6.00% 2015	A$ 23,470	21,240.37
Singapore (Republic of) 4.375% 2009	S$ 27,150	20,353.35
Swedish Government 6.75% 2014	SKr 108,510	19,956.35
United Kingdom 4.75% 2015	£ 9,596	18,649.32
German Government 3.75% 2017	€ 12,515	18,516.32
Spanish Government 6.15% 2013	10,620	17,590.30
Other securities		313,279	5.41
		538,958	9.31

Consumer discretionary - 7.46%
Other securities		432,163	7.46

Industrials - 4.16%
Other securities		240,594	4.16

Telecommunications - 3.97%
Other securities		229,576	3.97

Asset-backed obligations - 3.17%
Other securities		183,618	3.17

Energy - 2.63%
Other securities		152,430	2.63

Utilities - 2.51%
Other securities		145,370	2.51

Information technology - 2.16%
Other securities		124,871	2.16

Health care - 2.05%
Other securities		118,842	2.05

Materials - 1.59%
Other securities		91,935	1.59

Other - 0.93%
Other securities		53,742.93

Total bonds, notes and other debt instruments (cost: $5,250,844,000)		5,051,929	87.27

	Shares

Convertible securities - 0.75%

Financials - 0.54%
Bank of America Corp., Series L, 7.25% convertible preferred	20,000	17,700.31
Other securities		13,397.23
		31,097.54

Other - 0.15%
Other securities		8,979.15

MISCELLANEOUS - 0.06%
Other convertible securities in initial period of acquisition		3,540.06

Total convertible securities (cost: $46,205,000)		43,616.75

Preferred stocks - 3.25%

Financials - 3.14%
Fannie Mae:
Series S, 8.25% noncumulative	615,600	14,130
Series O, 7.00% (2) (4)	271,000	12,847.47
Freddie Mac:
Series Z, 8.375%	284,300	6,921
Series Y, 6.55%	125,050	2,457
Series W, 5.66%	127,000	2,267.20
Other securities		143,342	2.47
		181,964	3.14

MISCELLANEOUS - 0.11%
Other preferred stocks in initial period of acquisition		6,146.11

Total preferred stocks (cost: $224,915,000)		188,110	3.25

Common stocks - 0.22%

Other - 0.22%
Other securities		12,611	0.22%

Total common stocks (cost: $16,130,000)		12,611.22

Rights & warrants - 0.00%

Other - 0.00%
Other securities		-	.00

Total rights & warrants (cost: $52,000)		-	.00

Short-term securities - 10.13%	Principal amount (000)

IBM Capital Inc. 2.20%-2.26% due 9/10-9/18/2008 (4)	$ 36,300	36,089
IBM Corp. 2.18%-2.20% due 8/6/2008-9/12/2009 (4)	15,200	15,119.88
Coca-Cola Co. 2.16% due 8/11-8/20/2008 (4)	46,300	46,155.80
Abbott Laboratories 2.22% due 8/1-8/4/2008 (4)	40,900	40,816.71
NetJets Inc. 2.07%-2.15% due 7/21-8/1/2008 (4)	36,100	36,039.62
Paccar Financial Corp. 1.98%-2.01% due 8/13-8/14/2008	36,000	35,881.62
Procter & Gamble International Funding S.C.A. 2.02%-2.30% due 7/18-9/17/2008 (4)	33,200	33,125.57
Wal-Mart Stores Inc. 1.99% due 8/5/2008 (4)	30,000	29,924.52
Honeywell International Inc. 2.08% due 7/28/2008 (4)	25,600	25,549.44
Wells Fargo & Co. 2.17% due 8/15/2008	25,000	24,920.43
Genentech, Inc. 2.15%-2.23% due 7/15-8/12/2008 (4)	24,800	24,743.43
Estée Lauder Companies Inc. 2.20% due 7/24/2008 (4)	22,650	22,617.39
Walt Disney Co. 2.10% due 7/9/2008	21,400	21,386.37
E.I. duPont de Nemours and Co. 2.15% due 7/22/2008 (4)	20,000	19,974.34
United Parcel Service Inc. 2.13% due 9/2/2008 (4)	19,400	19,308.33
Federal Home Loan Bank 2.13% due 7/23/2008	18,900	18,874.33
Medtronic Inc. 2.20% due 7/16/2008 (4)	18,100	18,082.31
U.S. Treasury Bills 1.17% due 7/17/2008	17,600	17,586.30
Freddie Mac 4.095% due 12/8/2008	15,000	14,839.26
Other securities		85,412	1.48

Total short-term securities (cost: $586,519,000)		586,438	10.13

Total investment securities (cost: $6,124,665,000)		5,882,704	101.62
Other assets less liabilities		(93,791)	(1.62)

Net assets		$5,788,913	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

 "Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.  Some of these securities (with aggregate value of 3,966,000, which represented .07% of the net assets of the fund) may be subject to legal or contractual restrictions on resale.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) Coupon rate may change periodically.
(3) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $119,236,000, which represented 2.06% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,182,996,000, which represented 20.44% of the net assets of the fund.

Key to abbreviations
A$ = Australian Dollars
€ = Euros
£ = British Pounds
ILS = Israeli Shekels
¥ = Japanese Yen
SKr = Swedish Kronor
S$ = Singapore Dollars

See Notes to Financial Statements

Global Bond Fund
unaudited
Summary investment portfolio, June 30, 2008

Bonds, notes & other debt instruments - 90.86%	Principal amount (000)	Market value (000)	Percent of net assets

Euros - 25.43%
German Government:
4.50% 2009	€ 3,540	US$ 5,566
5.00% 2012	5,475	8,709
3.75% 2013	9,814	14,854
4.25% 2014	4,380	6,757
Series 6, 4.00% 2016	9,185	13,858
3.75% 2017	20,555	30,411
Series 7, 4.00% 2018	40,255	60,489
4.25%-6.25% 2012-2034	2,660	4,569	17.38%
Belgium (Kingdom of):
Series 46, 3.75% 2015	1,900	2,792
Series 49, 4.00% 2017	7,805	11,496	1.71
Netherlands Government Eurobond:
4.25% 2013	5,610	8,630
4.00%-7.50% 2012-2037	1,980	3,509	1.45
Ireland Government 4.40% 2019	3,780	5,622.67
French Government O.A.T. Eurobond 4.75% 2035	2,364	3,583.43
Other securities		31,591	3.79
		212,436	25.43

Japanese yen - 7.37%
Japanese Government:
1.30% 2011	¥ 393,950	3,760
1.50% 2014	1,223,550	11,709
1.70% 2016	1,352,650	13,021
1.70% 2017	2,770,000	26,523
0.508%-2.30% 2010-2035 (1) (2)	690,070	6,540	7.37
		61,553	7.37

British pounds - 3.79%
United Kingdom:
5.00% 2014	£ 2,025	4,001
4.75% 2015	2,295	4,460
4.00% 2016	8,740	16,128
4.75%-8.75% 2012-2038	3,215	6,858	3.77
Other securities		174.02
		31,621	3.79

Malaysian ringgit - 3.02%
Malaysian Government:
3.869% 2010	MYR 15,470	4,725
3.756% 2011	17,000	5,151
3.833% 2011	24,030	7,280
3.718% 2012	12,060	3,623
4.262% 2016	3,410	1,014
3.814% 2017	12,000	3,437	3.02
		25,230	3.02

Danish kroner - 2.65%
Nykredit:
6.00% 2038 (3)	DKr 48,348	9,736
5.00% 2038 (3)	25,504	4,881
6.00% 2038 (3)	6,040	1,232	1.90
Realkredit Danmark 6.00% 2038 (3)	18,000	3,678.44
Other securities		2,607.31
		22,134	2.65

Polish zloty - 2.46%
Polish Government:
6.00% 2009	PLN 30,530	14,226
4.25% 2011	5,960	2,609
5.25% 2017	8,700	3,708	2.46
		20,543	2.46

Australian dollars - 2.25%
Queensland Treasury Corp.:
6.00% 2015	A$ 7,535	6,819
6.00% 2017	2,040	1,825	1.04
European Investment Bank 6.125% 2017	6,380	5,703.68
Other securities		4,445.53
		18,792	2.25

Singapore dollars - 1.88%
Singapore (Republic of):
4.375% 2009	S$ 11,340	8,501
3.125% 2011	7,270	5,548
3.75% 2016	2,180	1,651	1.88
		15,700	1.88

Swedish kronor - 1.49%
Swedish Government 6.75% 2014	SKr 24,150	4,441.53
Other securities		8,048.96
		12,489	1.49

Israeli shekels - 1.39%
Israeli Government:
6.00% 2010 (2)	ILS 22,230	6,785
5.50% 2017 (2)	16,899	4,833	1.39
		11,618	1.39

Egyptian pounds - 1.24%
Egypt (Arab Republic of):
Treasury Bill 0% 2008 (2)	EGP 33,175	6,149
Treasury Bill 0% 2008 -2009 (2)	14,625	2,723
8.75%-11.50% 2011-2013 (2)	8,375	1,509	1.24
		10,381	1.24

U.S. dollars - 36.27%
U.S. Treasury:
4.50% 2009	US$ 7,530	7,634
5.50% 2009	5,380	5,528
4.50% 2011	5,000	5,214
4.25% 2012	14,300	14,885
4.875% 2012	19,782	20,984
4.50% 2016	12,500	13,148
5.125% 2016	50,325	54,896
3.875% 2018	8,150	8,081
4.00%-5.75% 2010-2037	6,170	6,448	16.38
Freddie Mac 0%-6.00% 2023-2038 (3) (4)	14,962	14,642	1.75
Fannie Mae 0%-7.00% 2036-2038 (3) (4)	12,225	12,111	1.45
GlaxoSmithKline Capital Inc. 5.65% 2018	4,220	4,212.50
Other securities		135,251	16.19
		303,034	36.27

Other currencies - 1.62%
Canadian Government 4.50% 2015	C$ 4,340	4,499.54
Other securities		9,053	1.08
		13,552	1.62

Total bonds, notes & other debt instruments (cost: $756,875,000)		759,083	90.86

Preferred stocks - 0.73%

Other currencies - 0.66%
Other securities		5,501.66

Miscellaneous - 0.07%
Other preferred stocks in initial period of acquisition		544.07

Total preferred stocks (cost: $6,390,000)		6,045.73

Short-term securities - 4.66%	Principal amount (000)	Market value (000)	Percent of net assets

ING (U.S.) Funding LLC 2.57% due 8/22/2008	US$ 16,000	US$ 15,936	1.91
Novartis Finance Corp. 2.30% due 7/30/2008 (5)	10,050	10,031	1.20
American Honda Finance Corp. 2.92% due 7/16/2008	6,800	6,794.81
AstraZeneca PLC 2.55% due 8/26/2008 (5)	4,300	4,281.51
Freddie Mac 2.04% due 9/26/2008	1,900	1,891.23

Total short-term securities (cost: $38,934,000)		38,933	4.66

Total investment securities (cost: $802,199,000)		804,061	96.25
Other assets less liabilities		31,322	3.75

Net assets		$835,383	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $30,123,000, which represented 3.61% of the net assets of the fund.

(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date
(4) Coupon rate may change periodically.
(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $47,669,000, which represented 5.71% of the net assets of the fund.

See Notes to Financial Statements

High-Income Bond Fund
unaudited
Summary investment portfolio, June 30, 2008

Largest Holdings (By issuer)	Percent of net assets

Charter Communications	2.05%
NXP	1.73
Edison International	1.59
Countrywide Financial	1.40
Nielsen Co.	1.40
Sprint Nextel	1.37
Ford Motor	1.33
Univision Communications	1.28
Texas Competitive Electric	1.20
Freescale Semiconductor	1.17

	Principal amount (000)	Market value (000)	Percent of net assets

Bonds, notes & other debt instruments - 75.62%

Consumer discretionary - 20.13%
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	$7,550	$5,634
Charter Communications Operating, LLC, Term Loan B, 4.90%-8.50% 2014 (1) (2) (3)	8,415	7,729
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00%-10.875% 2012-2014 (4)	6,725	6,642
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	5,908	5,465
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 12.125%-13.50% 2011-2012	2,050	1,602
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	1,167	1,135	2.05
Univision Communications, Inc.:
9.75% 2015 (4) (5)	16,485	12,199
First Lien Term Loan B, 5.149% 2014 (1) (2) (3)	4,175	3,451
7.85% 2011	1,635	1,537
Second Lien Term Loan B, 4.983% 2009 (1) (2) (3)	385	372	1.28
CanWest Media Inc., Series B, 8.00% 2012	8,601	7,698.56
Allison Transmission Holdings, Inc. 11.25% 2015 (4) (5)	8,050	7,004.51
Michaels Stores, Inc. 10.00% 2014	7,575	6,600.48
Toys "R" Us, Inc. 7.625% 2011	6,205	5,585.41
Ford Motor Co.:
6.50%-8.875% 2018-2022	5,174	3,060
Term Loan B, 5.48% 2013 (1) (2) (3)	2,728	2,209
Ford Capital BV 9.50% 2010 (6)	200	171.40
Other securities		198,451	14.44
		276,544	20.13

Industrials - 9.22%
Nielsen Finance LLC and Nielsen Finance Co.:
10.00% 2014	8,600	8,707
0%/12.50% 2016 (7)	12,515	8,667
10.00% 2014 (4)	775	785
Nielsen Finance LLC, Term Loan B, 4.734% 2013 (1) (2) (3)	1,242	1,160	1.40
Hawker Beechcraft Acquisition Co., LLC 8.875% 2015 (5)	8,110	8,191.60
DAE Aviation Holdings, Inc. 11.25% 2015 (4)	6,845	6,828.50
Other securities		92,291	6.72
		126,629	9.22

Financials - 8.10%
Ford Motor Credit Co. 4.503%-9.875% 2009-2012 (1) (4) (6)	15,205	12,764.93
Countrywide Home Loans, Inc. 4.00%-6.25% 2009-2011	8,772	8,255
Countrywide Financial Corp. 4.50%-5.80% 2010-2012	4,555	4,306.91
Bank of America Corp. 8.125% noncumulative preferred (undated) (1)	1,500	1,420.10
JPMorgan Chase & Co. 7.90% (undated) (1)	1,000	940.07
Other securities		83,635	6.09
		111,320	8.10

Information technology - 7.17%
NXP BV and NXP Funding LLC:
9.50% 2015	12,145	10,596
7.875% 2014	8,255	7,636
5.463% 2013 (1)	3,075	2,718
7.497%-8.625% 2013-2015 (1)	€2,250	2,854	1.73
Freescale Semiconductor, Inc.:
9.125% 2014 (5)	$11,325	8,862
Term Loan B, 4.209% 2013 (1) (2) (3)	1,312	1,192
8.875%-10.125% 2014-2016	7,700	6,076	1.17
Hughes Communications, Inc. 9.50% 2014	9,150	9,299.68
First Data Corp., Term Loan B2, 5.552% 2014 (1) (2) (3)	7,940	7,335.53
SunGard Data Systems Inc. 9.125% 2013	6,984	7,089.52
Serena Software, Inc. 10.375% 2016	5,975	5,587.41
Other securities		29,261	2.13
		98,505	7.17

Telecommunication services - 7.12%
Sprint Nextel Corp. 6.00% 2016	8,135	7,007
Sprint Capital Corp. 6.90%-8.75% 2019-2032	6,415	5,839
Nextel Communications, Inc. 6.875%-7.375% 2013-2015	5,725	4,763	1.28
MetroPCS Wireless, Inc. 9.25% 2014	7,250	7,014.51
American Tower Corp. 7.125% 2012	6,890	6,993.51
Rural Cellular Corp. 5.682% 2013 (1)	5,675	5,718.42
Other securities		60,531	4.40
		97,865	7.12

Utilities - 5.46%
Edison Mission Energy 7.00%-7.75% 2013-2027	20,575	19,637
Midwest Generation, LLC 8.56% 2016 (2)	2,108	2,176	1.59
Texas Competitive Electric Holdings Co. LLC:
Series B, 10.25% 2015 (4)	7,665	7,550
Term Loan B2, 6.234% 2014 (1) (2) (3)	2,139	1,985
10.25%-10.50% 2015-2016 (4) (5)	7,145	7,010	1.20
Intergen Power 9.00% 2017 (4)	9,050	9,412.69
Other securities		27,201	1.98
		74,971	5.46

Materials - 5.05%
Georgia Gulf Corp. 9.50% 2014	7,885	5,933.43
Other securities		63,451	4.62
		69,384	5.05

Health care - 4.61%
HealthSouth Corp. 10.75% 2016	8,005	8,645.63
HCA Inc., Term Loan B, 5.051% 2013 (1) (2) (3)	6,562	6,173.45
VWR Funding, Inc. 10.25% 2015 (1) (5)	6,310	5,853.42
Bausch & Lomb Inc. 9.875% 2015 (4)	5,705	5,748.42
Other securities		36,996	2.69
		63,415	4.61

Energy - 3.65%
Williams Companies, Inc. 8.75% 2032	6,825	7,781.57
Enterprise Products Operating LP 7.034% 2068 (1)	8,780	7,689.56
Other securities		34,671	2.52
		50,141	3.65

Consumer staples - 2.45%
Other securities		33,691	2.45

Mortgage-backed obligations - 1.57%
Other securities		21,582	1.57

Other - 1.09%
Other securities		14,965	1.09

Total bonds, notes & other debt instruments (cost: $1,146,000,000)		1,039,012	75.62

	Shares or principal amount
Convertible securities - 1.18%

Other - 0.89%
Countrywide Financial Corp., Series A, 0% convertible debentures 2037 (1) (4)	$7,000,000	$6,781.49
Other securities		5,455.40
		12,236.89
Miscellaneous - 0.29%
Other convertible securities in initial period of acquisition		4,008.29

Total convertible securities (cost: $14,197,000)		16,244	1.18

	Shares

Preferred stocks - 1.74%

Financials - 1.45%
Bank of America Corp., Series K, 8.00% noncumulative (1)	1,000,000	$938.07
Other securities		19,058	1.38
		19,996	1.45

Miscellaneous - 0.29%
Other preferred stocks in initial period of acquisition		4,014.29

Total preferred stocks (cost: $35,811,000)		24,010	1.74

Common stocks - 1.82%

Industrials - 1.13%
DigitalGlobe Inc. (6) (8) (9)	3,677,578	$ 14,710	1.07
Other securities		788.06
		15,498	1.13

Other - 0.57%
Sprint Nextel Corp., Series 1	127,382	1,210.09
Other securities		6,603.48
		7,813.57

Miscellaneous - 0.12%
Other common stocks in initial period of acquisition		1,649.12

Total common stocks (cost: $16,518,000)		24,960	1.82

Rights & warrants - 0.00%

Other - 0.00%
Other securities		-	.00

Total rights & warrants (cost: $208,000)		-	.00

	Principal amount (000)
Short-term securities - 18.35%

Coca-Cola Co. 2.10% due 7/7/2008 (4)	$20,500	$ 20,492	1.49
Enterprise Funding Corp. 2.65% due 7/14/2008 (4)	19,400	19,380	1.41
Johnson & Johnson 2.02% due 8/13/2008 (4)	18,400	18,340	1.33
Jupiter Securitization Co., LLC 2.70% due 8/7/2008 (4)	17,900	17,849	1.30
E.I. duPont de Nemours and Co. 2.15% due 7/22/2008 (4)	16,800	16,778	1.22
Brown-Forman Corp. 2.10% due 7/15/2008 (4)	15,200	15,187	1.11
Wal-Mart Stores Inc. 1.99% due 8/5/2008 (4)	15,000	14,962	1.09
Prudential Funding, LLC 2.40% due 7/1/2008	13,800	13,799	1.00
Procter & Gamble International Funding S.C.A. 2.10%-2.18% due 7/10-8/11/2008 (4)	13,100	13,081.95
Private Export Funding Corp. 2.14% due 7/21/2008 (4)	12,800	12,784.93
Abbott Laboratories 1.97%-2.22% due 7/9-8/4/2008 (4)	12,300	12,285.89
AT&T Inc. 2.12% due 7/15/2008 (4)	12,200	12,187.89
Genentech, Inc. 2.17% due 7/18/2008 (4)	11,055	11,043.80
Walt Disney Co. 2.10% due 7/9/2008	10,000	9,993.73
John Deere Credit Ltd. 2.27% due 7/30/2008	9,500	9,482.69
NetJets Inc. 2.07% due 7/21/2008 (4)	9,300	9,289.68
United Parcel Service Inc. 2.07% due 8/8/2008 (4)	8,400	8,377.61
Harley-Davidson Funding Corp. 2.12% due 8/6/2008 (4)	5,900	5,884.43
IBM Corp. 2.18%-2.20% due 8/6-9/12/2008 (4)	5,900	5,878.43
Other securities		5,099.37

Total short-term securities (cost: $252,206,000)		252,169	18.35

Total investment securities (cost: $1,464,940,000)		1,356,395	98.71
Other assets less liabilities		17,679	1.29

Net assets		$1,374,074	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $64,520,000, which represented 4.70% of the net assets of the fund.

(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $445,284,000, which represented 32.41% of the net assets of the fund.

(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $73,248,000, which represented 5.33% of the net assets of the fund.

(7) Step bond; coupon rate will increase at a later date.
(8) Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 4/14/1999-7/31/2003 at a cost of $3,000,000) may be subject to legal or contractual restrictions on resale. The total value of all such securities, including those in "Other securities," was $20,879,000, which represented 1.52% of the net assets of the fund.

(9) Security did not produce income during the last 12 months.

Key to abbreviation
€ = Euros

See Notes to Financial Statements

U.S. Government / AAA-Rated Securities Fund
unaudited
Summary investment portfolio, June 30, 2008

Bonds, notes & other debt instruments - 92.77%	Principal amount (000)	Market value (000)	Percent of net assets
Mortgage-backed obligations - 47.40%
Federal agency mortgage-backed obligations (1) - 39.01%
Fannie Mae:
4.50% 2020	$ 7,481	$ 7,353
6.00% 2027	6,770	6,890
6.50% 2028	5,547	5,722
5.50% 2033	15,007	14,880
4.50% 2034	8,000	7,412
4.50% 2035	10,630	9,865
5.50% 2035	11,565	11,449
6.50% 2037	6,588	6,791
6.50% 2037	5,038	5,162
7.00% 2037	7,710	8,030
Series 2003-T1, Class B, 4.491% 2012	6,750	6,690
0%-12.056% 2015-2047 (2) (3)	124,952	125,570	19.35%
Freddie Mac:
4.50% 2019	5,923	5,795
5.00% 2023	6,460	6,389
5.50% 2023	32,188	32,413
6.00% 2026	6,455	6,569
6.00% 2027	12,692	12,917
5.88% 2036 (2)	15,151	15,392
5.00% 2037	8,190	7,863
5.50% 2037	8,960	8,841
6.00% 2037	5,846	5,913
6.00% 2037	5,355	5,409
4.50% 2038	22,250	20,628
Series 3312, Class PA, 5.50% 2037	7,555	7,536
0%-11.00% 2008-2038 (2)	70,265	69,993	18.43
Government National Mortgage Assn.:
6.00% 2038	13,000	13,214
8.50%-9.50% 2009-2023	466	509	1.23
		435,195	39.01

Commercial mortgage-backed securities (1) - 5.03%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	2,000	2,112.19
Other securities		54,019	4.84
		56,131	5.03

Collateralized mortgage-backed obligations (privately originated) - 3.36%
Other securities		37,468	3.36

Total mortgage-backed obligations		528,794	47.40

U.S. Treasury bonds & notes - 34.91%
U.S. Treasury:
4.25% 2012	22,690	23,619
4.625% 2012	7,650	8,048
3.625% 2013	6,000	6,087
4.25% 2013	30,539	31,866
4.00% 2014	7,250	7,480
4.25% 2014	6,500	6,792
11.25% 2015	15,000	21,706
5.125% 2016	110,975	121,054
4.625% 2017	47,250	49,741
8.875% 2017	30,190	41,120
8.125% 2019	12,195	16,303
8.50% 2020	9,100	12,547
7.125% 2023	9,500	12,162
4.50% 2036	15,100	15,001
2.75%-7.875% 2012-2021 (3) (4)	14,542	15,955	34.91
		389,481	34.91

Federal agency bonds & notes - 5.17%
Freddie Mac:
5.25% 2011	6,000	6,269
4.50% 2014	6,000	6,062
5.25% 2016	5,000	5,191
5.50% 2016	5,000	5,269
5.50% 2017	3,500	3,689	2.37
Fannie Mae 3.625%-6.125% 2011-2013	10,750	11,106	1.00
Other securities		20,109	1.80
		57,695	5.17

Asset-backed obligations (1) - 4.98%
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	5,570	5,670.51
Other securities		49,906	4.47
		55,576	4.98

Other - 0.31%
Other securities		3,416.31

Total bonds, notes & other debt instruments (cost: $1,037,361,000)		1,034,962	92.77

Short-term securities - 9.62%	Principal amount (000)	Market value (000)	Percent of net assets

Medtronic Inc. 2.25% due 7/23/2008 (5)	21,000	20,970	1.88
Park Avenue Receivables Co., LLC 2.60% due 7/1/2008 (5)	19,000	18,999	1.70
Harley-Davidson Funding Corp. 2.10% due 7/16/2008 (5)	16,200	16,181	1.45
AT&T Inc. 2.18%-2.22% due 7/24-7/29/2008 (5)	14,500	14,476	1.30
Coca-Cola Co. 2.18%-2.20% due 7/3-8/19/2008 (5)	13,300	13,278	1.19
Johnson & Johnson 2.10% due 8/26/2008 (5)	12,100	12,048	1.08
Merck & Co. Inc. 2.12% due 7/30/2008	11,400	11,380	1.02

Total short-term securities (cost: $107,347,000)		107,332	9.62

Total investment securities (cost: $1,144,708,000)		1,142,294	102.39
Other assets less liabilities		(26,662)	(2.39)

Net assets		$1,115,632	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(2) Coupon rate may change periodically.
(3) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $18,224,000, which represented 1.63% of the net assets of the fund.

(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $140,828,000, which represented 12.62% of the net assets of the fund.

See Notes to Financial Statements

Cash Management Fund
unaudited
Investment portfolio, June 30, 2008

Short-term securities - 99.85%	Principal amount 000)	Market value (000)	Percent of net assets

Corporate short-term notes - 93.73%
Toyota Motor Credit Corp. 2.25%-2.39% due 7/15-8/13/2008	$ 16,100	$ 16,073
Toyota Credit de Puerto Rico Corp. 2.35% due 8/4/2008	5,000	4,989	2.75%
United Parcel Service Inc. 2.00% due 7/16/2008 (1)	20,000	19,982	2.60
Bank of America Corp. 2.35% due 7/14/2008	15,000	14,985
Enterprise Funding Corp. 2.72% due 8/4/2008 (1)	5,000	4,987	2.60
Medtronic Inc. 2.10%-2.15% due 7/9-8/11/2008 (1)	20,000	19,970	2.60
JPMorgan Chase & Co. 2.20% due 7/7/2008	15,000	14,993
Jupiter Securitization Co., LLC 2.75% due 8/28/2008 (1)	5,000	4,976	2.60
Nestlé Finance International Ltd. 2.14%-2.16% due 7/18-7/31/2008	20,000	19,967	2.60
E.I. duPont de Nemours and Co. 2.12%-2.17% due 7/11-8/28/2008 (1)	20,000	19,959	2.60
Toronto-Dominion Holdings USA Inc. 2.39%-2.53% due 7/14-8/15/2008 (1)	20,000	19,958	2.60
Procter & Gamble International Funding S.C.A. 2.18% due 8/4-8/8/2008 (1)	20,000	19,956	2.60
Private Export Funding Corp. 2.12% due 8/11/2008 (1)	20,000	19,946	2.60
Caisse d'Amortissement de la Dette Sociale 2.20% due 8/18/2008	20,000	19,940	2.60
Walt Disney Co. 2.05%-2.14% due 7/9-8/15/2008	19,917	19,890	2.59
Coca-Cola Co. 1.98%-2.05% due 7/21/2008 (1)	19,900	19,873	2.59
IBM Corp. 2.16%-2.25% due 7/23-9/2/2008 (1)	19,796	19,734	2.57
Unilever Capital Corp. 2.20%-2.25% due 8/7-8/25/2008 (1)	19,700	19,643	2.56
Becton, Dickinson and Co. 2.12%-2.17% due 7/11-7/28/2008	19,374	19,346	2.52
Abbott Laboratories 1.97%-1.98% due 7/8-7/15/2008 (1)	19,200	19,182	2.50
Yale University 2.15%-2.19% due 7/8-7/15/2008	18,600	18,585	2.42
American Honda Finance Corp. 2.28%-2.30% due 8/19-8/26/2008	18,250	18,176	2.37
John Deere Capital Corp. 2.14%-2.17% due 7/1-8/13/2008 (1)	18,200	18,166	2.37
Johnson & Johnson 2.02%-2.05% due 8/5-8/13/2008 (1)	18,200	18,153	2.37
NetJets Inc. 2.17%-2.19% due 7/23-8/7/2008 (1)	17,700	17,668	2.30
Danske Corp. 2.47%-2.48% due 7/1-7/16/2008 (1)	17,400	17,389	2.27
Brown-Forman Corp. 2.10%-2.25% due 7/22-8/20/2008 (1)	16,900	16,865	2.20
CBA (Delaware) Finance Inc. 2.35%-2.50% due 7/30/2008	15,100	15,068	1.96
Genentech, Inc. 2.19% due 7/24/2008 (1)	15,000	14,978	1.95
ING (U.S.) Funding LLC 2.48% due 8/1/2008	15,000	14,967	1.95
Novartis Finance Corp. 2.22% due 8/6/2008 (1)	15,000	14,966	1.95
Canadian Wheat Board 2.02% due 8/8/2008	15,000	14,958	1.95
Calyon North America Inc. 2.54% due 8/19/2008	15,000	14,947	1.95
Swedish Export Credit Corp. 2.11% due 7/22/2008	14,300	14,278	1.86
KfW 2.16% due 8/5/2008 (1)	14,300	14,264	1.86
Pfizer Inc 2.11%-2.16% due 7/2-8/8/2008 (1)	14,000	13,988	1.82
Chevron Funding Corp. 2.03% due 7/3/2008	13,800	13,798	1.80
Wal-Mart Stores Inc. 2.10%-2.17% due 7/22/2008 (1)	13,000	12,983	1.69
American Express Credit Corp. 2.28%-2.45% due 7/2-8/12/2008	11,900	11,871	1.55
Illinois Tool Works Inc. 2.26% due 7/21/2008	10,000	9,987	1.30
3M Co. 2.13% due 7/29/2008	9,000	8,985	1.17
Paccar Financial Corp. 2.10%-2.20% due 8/12-8/29/2008	8,200	8,169	1.07
Harvard University 1.98% due 7/7/2008	8,000	7,995	1.04
Estée Lauder Companies Inc. 2.20% due 7/18/2008 (1)	7,800	7,791	1.02
Eksportfinans ASA 2.48% due 7/1/2008 (1)	7,740	7,739	1.01
Rabobank USA Financial Corp. 2.47% due 8/8/2008	7,000	6,981.91
Svenska Handelsbanken Inc. 2.47% due 7/11/2008	5,000	4,996.65
Electricité de France 2.23% due 7/21/2008 (1)	5,000	4,993.65
Westpac Banking Corp. 2.45% due 8/6/2008 (1)	5,000	4,987.65
Kimberly-Clark Worldwide Inc. 2.23% due 8/18/2008 (1)	4,500	4,486.59
HSBC Finance Corp. 2.35% due 7/29/2008	4,300	4,292.56
Variable Funding Capital Corp. 2.50% due 8/6/2008 (1)	3,400	3,390.44
		719,208	93.73

Federal agency discount notes - 6.12%

Federal Home Loan Bank 2.25% due 8/13-8/27/2008	23,050	22,983	3.00
Fannie Mae 2.20%-2.28% due 8/1-8/27/2008	14,040	14,005	1.82
Freddie Mac 2.28% due 8/25/2008	10,000	9,969	1.30
		46,957	6.12

Total investment securities (cost: $766,240,000)		766,165	99.85
Other assets less liabilities		1,134.15

Net assets		$767,299	100.00%

(1) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $400,972,000, which represented 52.26% of the net assets of the fund.

See Notes to Financial Statements

Financial Statements

Statement of assets and liabilities
at June 30, 2008											(dollars and shares in thousands, except per-share amounts)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth-Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/AAA-Rated Securities Fund	Cash Management Fund
Assets:

Investment securities at market:
Unaffiliated issuers	$247,673	$5,751,526	$3,468,753	$28,006,525	$10,424,549	$2,087,145	$3,786,305	$2,367,228	$25,911,690	$9,137,804	$5,882,704	$804,061	$1,356,395	$1,142,294	$766,165
Affiliated issuers	-	-	297,671	1,244,598	-	-	-	-	-	84,645	-	-	-	-	-
Cash denominated in currencies other than U.S. dollars	7	1,490	3,733	-	12,892	78	-	556	791	-	-	7	-	-	-
Cash	132	197	160	11,505	153	106	82	142	70	155	-	109	118	92	60
Unrealized gain on forward currency contracts	-	-	-	-	-	-	-	-	-	-	939	818	-	-	-
Receivables for:
Sales of investments	2,397	362	30,201	66,501	52,635	1,389	-	281	167,109	17,930	53,820	2,285	5,783	10,899	-
Sales of fund's shares	74	7,964	3,036	8,525	17,928	2,052	1,207	4,190	42,715	10,190	10,070	27,019	1,457	6,748	15,888
Dividends and interest	336	13,823	2,964	29,700	23,731	7,403	4,710	7,602	24,155	34,423	69,741	12,414	22,057	9,253	-
Other assets	-	-	588	-	-	-	-	-	-	-	2	-	20	-	-
	250,619	5,775,362	3,807,106	29,367,354	10,531,888	2,098,173	3,792,304	2,379,999	26,146,530	9,285,147	6,017,276	846,713	1,385,830	1,169,286	782,113
Liabilities:
Unrealized loss on forward currency contracts	-	-	-	-	-	-	-	-	-	139	2,855	1,692	74	-	-
Payables for:
Purchases of investments	422	15,878	14,245	105,869	39,016	10,631	9,539	16,626	98,294	51,348	219,699	8,206	9,843	52,798	14,466
Repurchases of fund's shares	182	4,208	6,054	46,292	9,543	5,883	821	2,518	12,445	8,033	2,562	943	790	281	14
Bank overdraft	-	-	-	-	-	-	-	-	-	-	633	-	-	-	-
Investment advisory services	113	2,278	2,042	7,084	3,902	1,171	1,238	1,035	5,312	2,105	1,639	329	484	339	172
Distribution services	48	1,034	728	4,716	1,660	375	766	477	4,218	1,449	798	148	213	162	124
Trustees' deferred compensation	2	69	41	893	388	14	42	5	1,013	240	58	1	92	74	38
Other	2	55	82	52	201	66	1	29	53	13	119	11	260	- *	-
	769	23,522	23,192	164,906	54,710	18,140	12,407	20,690	121,335	63,327	228,363	11,330	11,756	53,654	14,814
Net assets at June 30, 2008 (total: $102,812,785)	$249,850	$5,751,840	$3,783,914	$29,202,448	$10,477,178	$2,080,033	$3,779,897	$2,359,309	$26,025,195	$9,221,820	$5,788,913	$835,383	$1,374,074	$1,115,632	$767,299
Investment securities at cost:
Unaffiliated issuers	$248,100	$5,393,671	$3,154,147	$24,593,063	$9,537,328	$1,739,460	$4,042,125	$2,538,710	$25,221,033	$8,557,287	$6,124,665	$802,199	$1,464,940	$1,144,708	$766,240
Affiliated issuers	$-	$-	$271,160	$1,165,424	$-	$-	$-	$-	$-	$48,481	$-	$-	$-	$-	$-
Cash denominated in currencies other than U.S. dollars at cost	$7	$1,490	$3,734	$-	$12,894	$78	$-	$556	$791	$-	$-	$7	$-	$-	$-

Net assets consist of:
Capital paid in on shares of beneficial interest	$247,196	$5,309,867	$3,464,771	$25,792,378	$9,116,150	$1,674,980	$3,970,329	$2,496,059	$24,627,693	$8,614,598	$5,890,242	$818,695	$1,574,800	$1,102,075	$759,142
Undistributed (distributions in excess of) net investment income	1,662	67,695	(47,163)	140,854	143,439	13,831	39,341	27,600	240,468	121,103	149,326	12,353	48,890	20,053	8,218
Undistributed (accumulated) net realized gain (loss)	1,413	16,321	25,156	(223,454)	329,585	43,483	26,047	7,055	466,346	(130,463)	(7,019)	3,122	(141,007)	(4,082)	14
Net unrealized (depreciation) appreciation	(421)	357,957	341,150	3,492,670	888,004	347,739	(255,820)	(171,405)	690,688	616,582	(243,636)	1,213	(108,609)	(2,414)	(75)
Net assets at June 30, 2008	$249,850	$5,751,840	$3,783,914	$29,202,448	$10,477,178	$2,080,033	$3,779,897	$2,359,309	$26,025,195	$9,221,820	$5,788,913	$835,383	$1,374,074	$1,115,632	$767,299

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized:

Class 1:
Net assets (total: $22,940,559)	$29,521	$890,838	$400,377	$6,912,203	$2,627,127	$309,442	$260,221	$96,640	$6,377,616	$2,317,696	$1,899,819	$67,972	$344,244	$286,752	$120,091
Shares outstanding	2,465	42,529	19,029	123,657	137,197	14,121	28,520	9,120	180,031	139,444	173,127	6,060	30,396	24,329	10,458
Net asset value per share	$11.98	$20.95	$21.04	$55.90	$19.15	$21.91	$9.12	$10.60	$35.43	$16.62	$10.97	$11.22	$11.33	$11.79	$11.48
Class 2:
Net assets (total: $78,939,130)	$220,329	$4,861,002	$3,383,537	$21,926,717	$7,749,870	$1,770,591	$3,519,676	$2,262,669	$19,317,120	$6,841,910	$3,889,094	$767,411	$1,004,266	$799,935	$625,003
Shares outstanding	18,511	233,696	162,768	395,876	406,723	81,521	388,976	214,228	549,291	414,833	358,060	68,641	89,487	68,373	54,723
Net asset value per share	$11.90	$20.80	$20.79	$55.39	$19.05	$21.72	$9.05	$10.56	$35.17	$16.49	$10.86	$11.18	$11.22	$11.70	$11.42
Class 3:
Net assets (total: $933,096)	-	-	-	$363,528	$100,181	-	-	-	$330,459	$62,214	-	-	$25,564	$28,945	$22,205
Shares outstanding	-	-	-	6,509	5,238	-	-	-	9,335	3,746	-	-	2,257	2,456	1,935
Net asset value per share	-	-	-	$55.85	$19.13	-	-	-	$35.40	$16.61	-	-	$11.33	$11.79	$11.47

* Amount less than one thousand.

See Notes to Financial Statements

Statements of operations
for the six months ended June 30, 2008																			unaudited
																	(dollars in thousands)

	Global Discovery Fund		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund	Global Growth and Income Fund	Growth-Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund		High-Income Bond Fund		U.S. Government/ AAA-Rated Securities Fund		Cash Management Fund
Investment income:
Income (net of non-U.S. taxes) [1,2]:
Dividends	$2,318		$77,613	$22,691	$187,035	$164,361	$22,288	$47,756	$28,401	$262,946	$59,331	$3,262	$27		$746		$-		$-
Interest	339		16,465	7,069	32,812	16,525	9,672	4,458	9,445	40,179	83,879	161,540	14,478		53,868		23,047		10,073
	2,657		94,078	29,760	219,847	180,886	31,960	52,214	37,846	303,125	143,210	164,802	14,505		54,614		23,047		10,073
Fees and expenses [3]:
Investment advisory services	746		14,927	13,589	46,257	26,231	7,653	8,524	6,574	35,864	13,869	10,595	1,760		3,104		2,117		1,126
Distribution services - Class 2	282		6,183	4,397	28,923	10,817	2,231	4,874	2,703	26,396	8,700	5,563	716		1,213		888		701
Distribution services - Class 3	-		-	-	345	99	-	-	-	326	59	-	-		24		27		20
Transfer agent services	-	[4]	2	1	10	3	1	2	1	9	3	2	-	[4]	-	[4]	-	[4]	-	[4]
Reports to shareholders	3		102	69	515	150	28	57	31	486	126	94	9		13		10		7
Registration statement and prospectus	2		44	31	229	85	16	33	17	217	71	42	4		10		7		6
Postage, stationery and supplies	1		45	31	230	53	10	20	11	217	45	41	3		4		3		2
Trustees' compensation	1		17	12	74	26	6	13	7	66	24	16	2		2		1		1
Auditing and legal	2		5	6	15	9	8	2	1	13	4	2	-	[4]	1		1		-	[4]
Custodian	16		372	484	349	1,325	466	14	156	365	82	122	62		7		1		1
State and local taxes	3		60	42	304	113	22	43	23	286	96	58	6		13		10		8
Other	2		17	22	42	29	17	6	7	44	17	11	4		6		2		1
Total fees and expenses before waiver	1,058		21,774	18,684	77,293	38,940	10,458	13,588	9,531	64,289	23,096	16,546	2,566		4,397		3,067		1,873
Less waiver of fees and expenses:
Investment advisory services	75		1,493	1,359	4,626	2,623	765	852	657	3,586	1,387	1,059	176		310		212		113
Total fees and expenses after waiver	983		20,281	17,325	72,667	36,317	9,693	12,736	8,874	60,703	21,709	15,487	2,390		4,087		2,855		1,760
Net investment income	1,674		73,797	12,435	147,180	144,569	22,267	39,478	28,972	242,422	121,501	149,315	12,115		50,527		20,192		8,313

Net realized gain (loss) and unrealized
depreciation on investments
and currency:
Net realized gain (loss) on:
Investments 2	1,515		18,727	26,264	(220,195)	337,652	44,092	28,771	7,663	487,632	(126,748)	(3,005)	2,879		(11,422)		2,917		15
Currency transactions	(82)		(1,611)	(918)	(71)	(7,399)	(407)	-	(246)	860	(226)	(2,222)	420		(124)		-		-
	1,433		17,116	25,346	(220,266)	330,253	43,685	28,771	7,417	488,492	(126,974)	(5,227)	3,299		(11,546)		2,917		15
Net unrealized (depreciation) appreciation on:
Investments	(39,658)		(684,531)	(576,235)	(2,338,607)	(1,850,361)	(259,478)	(740,584)	(263,760)	(3,967,015)	(593,022)	(168,293)	(2,583)		(61,221)		(15,474)		(54)
Currency translations	8		108	6	(173)	184	19	-	51	(20)	(67)	(1,836)	(462)		(87)		-		-
	(39,650)		(684,423)	(576,229)	(2,338,780)	(1,850,177)	(259,459)	(740,584)	(263,709)	(3,967,035)	(593,089)	(170,129)	(3,045)		(61,308)		(15,474)		(54)
Net realized gain (loss) and
unrealized depreciation
on investments and currency	(38,217)		(667,307)	(550,883)	(2,559,046)	(1,519,924)	(215,774)	(711,813)	(256,292)	(3,478,543)	(720,063)	(175,356)	254		(72,854)		(12,557)		(39)
Net (decrease) increase in net assets resulting
from operations	$(36,543)		$(593,510)	$(538,448)	$(2,411,866)	$(1,375,355)	$(193,507)	$(672,335)	$(227,320)	$(3,236,121)	$(598,562)	$(26,041)	$12,369		$(22,327)		$7,635		$8,274

[1] Additional information related to non-U.S. taxes is included in the Notes to Financial Statements.
[2] Additional information related to affiliated transactions is included in the Notes to Financial Statements.
[3] Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
[4] Amount less than one thousand.

See Notes to Financial Statements
Statements of changes in net assets
												(dollars and shares in thousands)

													Blue Chip
	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund		Growth Fund		International Fund		New World Fund		Income and Growth Fund
	Six months ended June 30, 2008 (*)	Year ended December 31, 2007	Six months ended June 30, 2008 (*)	Year ended December 31, 2007	Six months ended June 30, 2008 (*)	Year ended December 31, 2007	Six months ended June 30, 2008 (*)	Year ended December 31, 2007	Six months ended June 30, 2008 (*)	Year ended December 31, 2007	Six months ended June 30, 2008 (*)	Year ended December 31, 2007	Six months ended June 30, 2008 (*)	Year ended December 31, 2007
Operations:
Net investment income	$1,674	$2,289	$73,797	$93,582	$12,435	$8,474	$147,180	$230,097	$144,569	$163,553	$22,267	$28,392	$39,478	$75,469
Net realized gain (loss) on investments and
currency transactions	1,433	22,831	17,116	441,598	25,346	509,642	(220,266)	2,962,852	330,253	1,313,255	43,685	165,173	28,771	254,410
Net unrealized (depreciation) appreciation
on investments and currency translations	(39,650)	9,005	(684,423)	141,822	(576,229)	162,605	(2,338,780)	146,972	(1,850,177)	363,568	(259,459)	263,385	(740,584)	(250,926)
Net (decrease) increase in net assets
resulting from operations	(36,543)	34,125	(593,510)	677,002	(538,448)	680,721	(2,411,866)	3,339,921	(1,375,355)	1,840,376	(193,507)	456,950	(672,335)	78,953

Dividends and distributions paid to shareholders:
Dividends from net investment income
and currency gains:
Class 1	-	(377)	(1,853)	(15,248)	-	(9,957)	(9,125)	(50,378)	(5,125)	(27,717)	(966)	(6,659)	(1,138)	(4,468)
Class 2	-	(2,059)	(8,192)	(129,196)	-	(106,466)	(18,542)	(192,512)	(11,371)	(135,569)	(4,929)	(49,605)	(13,775)	(109,535)
Class 3	-	-	-	-	-	-	(353)	(3,515)	(161)	(1,795)	-	-	-	-
Total dividends from net investment income
and currency gains	-	(2,436)	(10,045)	(144,444)	-	(116,423)	(28,020)	(246,405)	(16,657)	(165,081)	(5,895)	(56,264)	(14,913)	(114,003)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(365)	(1,013)	(8,689)	(1,007)	(7,339)	(5,130)	(78,011)	(23,434)	(35,879)	(13,679)	(3,297)	(2,014)	(2,408)	(1,063)
Class 2	(2,739)	(6,707)	(48,505)	(13,287)	(63,935)	(65,805)	(249,962)	(113,371)	(106,959)	(67,770)	(19,413)	(19,962)	(32,987)	(28,489)
Class 3	-	-	-	-	-	-	(4,124)	(2,111)	(1,383)	(991)	-	-	-	-
Long-term net realized gains:
Class 1	(358)	(1,382)	(58,846)	(13,121)	(40,224)	(15,875)	(618,631)	(310,646)	(290,130)	(67,908)	(18,570)	(7,335)	(14,843)	(3,868)
Class 2	(2,684)	(9,278)	(328,542)	(173,088)	(350,423)	(203,660)	(1,982,221)	(1,502,851)	(864,914)	(336,431)	(109,350)	(72,698)	(203,359)	(103,659)
Class 3	-	-	-	-	-	-	(32,706)	(27,987)	(11,178)	(4,920)	-	-	-	-
Total distributions from net realized gain on investments	(6,146)	(18,380)	(444,582)	(200,503)	(461,921)	(290,470)	(2,965,655)	(1,980,400)	(1,310,443)	(491,699)	(150,630)	(102,009)	(253,597)	(137,079)
Total dividends and distributions paid to shareholders	(6,146)	(20,816)	(454,627)	(344,947)	(461,921)	(406,893)	(2,993,675)	(2,226,805)	(1,327,100)	(656,780)	(156,525)	(158,273)	(268,510)	(251,082)

Capital share transactions:
Class 1:
Proceeds from shares sold	1,199	6,060	466,544	399,261	167,273	126,470	2,729,110	2,309,420	1,371,348	10,273	140,176	120,507	168,209	8,279
Proceeds from reinvestment of dividends and distributions	723	2,772	69,388	29,376	47,563	30,962	705,767	384,458	331,134	109,304	22,833	16,008	18,389	9,399
Cost of shares repurchased	(2,361)	(4,255)	(181,341)	(43,793)	(87,487)	(54,125)	(389,153)	(1,277,505)	(174,915)	(261,901)	(66,011)	(29,946)	(11,765)	(29,039)
Net (decrease) increase from Class 1 transactions	(439)	4,577	354,591	384,844	127,349	103,307	3,045,724	1,416,373	1,527,567	(142,324)	96,998	106,569	174,833	(11,361)
Class 2:
Proceeds from shares sold	25,839	71,657	303,174	675,865	185,323	650,430	1,039,681	2,390,962	533,230	1,410,185	173,000	374,113	169,254	462,760
Proceeds from reinvestment of dividends and distributions	5,423	18,044	385,239	315,571	414,358	375,931	2,250,725	1,808,734	983,244	539,770	133,692	142,265	250,121	241,683
Cost of shares repurchased	(13,088)	(11,522)	(107,124)	(137,454)	(286,435)	(234,256)	(2,570,902)	(2,925,475)	(1,418,178)	(457,606)	(109,596)	(86,420)	(290,373)	(200,407)
Net increase from Class 2 transactions	18,174	78,179	581,289	853,982	313,246	792,105	719,504	1,274,221	98,296	1,492,349	197,096	429,958	129,002	504,036
Class 3:
Proceeds from shares sold	-	-	-	-	-	-	1,564	4,170	640	3,053	-	-	-	-
Proceeds from reinvestment of dividends and distributions	-	-	-	-	-	-	37,183	33,613	12,722	7,706	-	-	-	-
Cost of shares repurchased	-	-	-	-	-	-	(31,347)	(82,589)	(9,790)	(22,414)	-	-	-	-
Net increase (decrease) from Class 3 transactions	-	-	-	-	-	-	7,400	(44,806)	3,572	(11,655)	-	-	-	-
Net increase in net assets resulting from
capital share transactions	17,735	82,756	935,880	1,238,826	440,595	895,412	3,772,628	2,645,788	1,629,435	1,338,370	294,094	536,527	303,835	492,675

Total (decrease) increase in net assets	(24,954)	96,065	(112,257)	1,570,881	(559,774)	1,169,240	(1,632,913)	3,758,904	(1,073,020)	2,521,966	(55,938)	835,204	(637,010)	320,546

Net assets:
Beginning of period	274,804	178,739	5,864,097	4,293,216	4,343,688	3,174,448	30,835,361	27,076,457	11,550,198	9,028,232	2,135,971	1,300,767	4,416,907	4,096,361
End of period	$249,850	$274,804	$5,751,840	$5,864,097	$3,783,914	$4,343,688	$29,202,448	$30,835,361	$10,477,178	$11,550,198	$2,080,033	$2,135,971	$3,779,897	$4,416,907

Undistributed (distributions in excess of) net investment income	$1,662	$(12)	$67,695	$3,943	$(47,163)	$(59,598)	$140,854	$21,694	$143,439	$15,527	$13,831	$(2,541)	$39,341	$14,776

Shares of beneficial interest:
Class 1:
Shares sold	92	423	19,804	15,922	6,850	4,520	42,393	33,820	58,840	415	5,736	4,878	15,320	668
Shares issued on reinvestment of dividends and distributions	59	202	3,274	1,195	2,210	1,132	12,364	5,708	17,175	4,615	1,033	681	1,950	769
Shares repurchased	(181)	(304)	(7,741)	(1,788)	(3,607)	(1,999)	(6,240)	(18,697)	(7,654)	(11,093)	(2,735)	(1,305)	(1,103)	(2,380)
Net (decrease) increase in shares outstanding	(30)	321	15,337	15,329	5,453	3,653	48,517	20,831	68,361	(6,063)	4,034	4,254	16,167	(943)
Class 2:
Shares sold	2,000	5,027	12,848	27,538	7,640	23,682	16,645	35,619	23,385	59,148	7,055	15,801	15,934	38,123
Shares issued on reinvestment of dividends and distributions	444	1,325	18,301	12,903	19,490	13,858	39,793	27,058	51,237	22,881	6,105	6,123	26,751	19,932
Shares repurchased	(1,024)	(832)	(4,633)	(5,664)	(11,857)	(8,879)	(40,631)	(43,455)	(61,099)	(19,682)	(4,612)	(3,867)	(26,924)	(16,554)
Net increase in shares outstanding	1,420	5,520	26,516	34,777	15,273	28,661	15,807	19,222	13,523	62,347	8,548	18,057	15,761	41,501
Class 3:
Shares sold	-	-	-	-	-	-	24	63	28	130	-	-	-	-
Shares issued on reinvestment of dividends and distributions	-	-	-	-	-	-	652	499	661	326	-	-	-	-
Shares repurchased	-	-	-	-	-	-	(498)	(1,224)	(430)	(951)	-	-	-	-
Net increase (decrease) in shares outstanding	-	-	-	-	-	-	178	(662)	259	(495)	-	-	-	-

(*) Unaudited.

See Notes to Financial Statements

Statements of changes in net assets
														(dollars and shares in thousands)

													U.S. Government/
	Global Growth and Income Fund		Growth-Income Fund		Asset Allocation Fund		Bond Fund		Global Bond Fund		High-Income Bond Fund		AAA-Rated Securities Fund		Cash Management Fund
	Six months ended June 30, 2008 (*)	Year ended December 31, 2007	Six months ended June 30, 2008 (*)	Year ended December 31, 2007	Six months ended June 30, 2008 (*)	Year ended December 31, 2007	Six months ended June 30, 2008 (*)	Year ended December 31, 2007	Six months ended June 30, 2008 (*)	Year ended December 31, 2007	Six months ended June 30, 2008 (*)	Year ended December 31, 2007	Six months ended June 30, 2008 (*)	Year ended December 31, 2007	Six months ended June 30, 2008 (*)	Year ended December 31, 2007
Operations:
Net investment income	$28,972	$29,034	$242,422	$466,168	$121,501	$211,683	$149,315	$233,657	$12,115	$6,041	$50,527	$92,403	$20,192	$33,300	$8,313	$22,878
Net realized gain (loss) on investments and
currency transactions	7,417	77,806	488,492	1,633,341	(126,974)	357,101	(5,227)	34,797	3,299	3,344	(11,546)	3,093	2,917	2,138	15	3
Net unrealized (depreciation) appreciation
on investments and currency translations	(263,709)	41,796	(3,967,035)	(740,365)	(593,089)	(75,392)	(170,129)	(128,206)	(3,045)	4,164	(61,308)	(81,331)	(15,474)	12,104	(54)	(32)
Net (decrease) increase in net assets
resulting from operations	(227,320)	148,636	(3,236,121)	1,359,144	(598,562)	493,392	(26,041)	140,248	12,369	13,549	(22,327)	14,165	7,635	47,542	8,274	22,849

Dividends and distributions paid to shareholders:
Dividends from net investment income
and currency gains:
Class 1	-	(1,370)	(22,859)	(99,611)	(10,686)	(42,539)	(16,750)	(27,191)	(91)	(761)	(4,365)	(34,436)	(1,632)	(15,945)	(697)	(7,248)
Class 2	-	(30,736)	(60,708)	(355,785)	(29,050)	(157,653)	(33,237)	(327,209)	(1,048)	(7,129)	(12,551)	(110,945)	(4,374)	(37,372)	(3,273)	(25,540)
Class 3	-	-	(1,080)	(6,561)	(270)	(1,590)	-	-	-	-	(325)	(3,325)	(160)	(2,188)	(120)	(1,300)
Total dividends from net investment income
and currency gains	-	(32,106)	(84,647)	(461,957)	(40,006)	(201,782)	(49,987)	(354,400)	(1,139)	(7,890)	(17,241)	(148,706)	(6,166)	(55,505)	(4,090)	(34,088)
Distributions from net realized gain on investments:
Short-term net realized gains:
Class 1	(394)	(1,952)	(42,380)	(17,061)	(2,375)	(5,053)	(3,045)	-	(23)	-	-	-	-	-	-	-
Class 2	(9,569)	(47,286)	(130,677)	(69,728)	(7,163)	(28,051)	(6,365)	-	(262)	-	-	-	-	-	-	-
Class 3	-	-	(2,231)	(1,354)	(65)	(297)	-	-	-	-	-	-	-	-	-	-
Long-term net realized gains:
Class 1	(236)	(565)	(351,389)	(164,342)	(85,489)	(36,748)	(1,523)	-	-	-	-	-	-	-	-	-
Class 2	(5,742)	(14,077)	(1,083,493)	(671,641)	(257,869)	(204,006)	(3,182)	-	-	-	-	-	-	-	-	-
Class 3	-	-	(18,492)	(13,040)	(2,333)	(2,162)	-	-	-	-	-	-	-	-	-	-
Total distributions from net realized gain on investments	(15,941)	(63,880)	(1,628,662)	(937,166)	(355,294)	(276,317)	(14,115)	-	(285)	-	-	-	-	-	-	-
Total dividends and distributions paid to shareholders	(15,941)	(95,986)	(1,713,309)	(1,399,123)	(395,300)	(478,099)	(64,102)	(354,400)	(1,424)	(7,890)	(17,241)	(148,706)	(6,166)	(55,505)	(4,090)	(34,088)

Capital share transactions:
Class 1:
Proceeds from shares sold	28,265	44,895	2,105,765	2,341,348	579,511	896,096	1,693,000	223,507	43,365	15,323	97,029	64,447	89,893	17,198	35,501	82,701
Proceeds from reinvestment of dividends and distributions	630	3,887	416,628	281,014	98,550	84,340	21,318	27,191	114	761	4,365	34,436	1,632	15,945	697	7,248
Cost of shares repurchased	(2,297)	(18,147)	(626,770)	(673,969)	(57,812)	(115,427)	(221,946)	(27,058)	(4,278)	(687)	(55,915)	(54,035)	(16,858)	(37,415)	(28,998)	(73,550)
Net (decrease) increase from Class 1 transactions	26,598	30,635	1,895,623	1,948,393	620,249	865,009	1,492,372	223,640	39,201	15,397	45,479	44,848	74,667	(4,272)	7,200	16,399
Class 2:
Proceeds from shares sold	505,031	1,224,641	690,503	2,013,524	218,833	717,517	363,717	1,307,778	495,023	256,862	73,738	222,164	203,559	179,695	267,502	400,501
Proceeds from reinvestment of dividends and distributions	15,311	92,099	1,274,878	1,097,154	294,082	389,710	42,784	327,209	1,310	7,129	12,551	110,945	4,374	37,372	3,273	25,540
Cost of shares repurchased	(20,483)	(6,505)	(2,142,570)	(2,602,486)	(221,544)	(193,263)	(1,134,416)	(133,653)	(18,496)	(4,474)	(48,716)	(67,426)	(5,785)	(17,046)	(101,127)	(247,164)
Net increase from Class 2 transactions	499,859	1,310,235	(177,189)	508,192	291,371	913,964	(727,915)	1,501,334	477,837	259,517	37,573	265,683	202,148	200,021	169,648	178,877
Class 3:
Proceeds from shares sold	-	-	299	778	445	3,124	-	-	-	-	2,313	2,454	3,564	3,966	11,408	20,409
Proceeds from reinvestment of dividends and distributions	-	-	21,803	20,955	2,668	4,049	-	-	-	-	325	3,325	160	2,188	120	1,300
Cost of shares repurchased	-	-	(31,726)	(77,378)	(5,161)	(12,795)	-	-	-	-	(4,027)	(8,871)	(3,767)	(8,953)	(9,625)	(19,332)
Net increase (decrease) from Class 3 transactions	-	-	(9,624)	(55,645)	(2,048)	(5,622)	-	-	-	-	(1,389)	(3,092)	(43)	(2,799)	1,903	2,377
Net increase in net assets resulting from
capital share transactions	526,457	1,340,870	1,708,810	2,400,940	909,572	1,773,351	764,457	1,724,974	517,038	274,914	81,663	307,439	276,772	192,950	178,751	197,653

Total (decrease) increase in net assets	283,196	1,393,520	(3,240,620)	2,360,961	(84,290)	1,788,644	674,314	1,510,822	527,983	280,573	42,095	172,898	278,241	184,987	182,935	186,414

Net assets:
Beginning of period	2,076,113	682,593	29,265,815	26,904,854	9,306,110	7,517,466	5,114,599	3,603,777	307,400	26,827	1,331,979	1,159,081	837,391	652,404	584,364	397,950
End of period	$2,359,309	$2,076,113	$26,025,195	$29,265,815	$9,221,820	$9,306,110	$5,788,913	$5,114,599	$835,383	$307,400	$1,374,074	$1,331,979	$1,115,632	$837,391	$767,299	$584,364

Undistributed (distributions in excess of) net investment income	$27,600	$(1,372)	$240,468	$82,693	$121,103	$39,608	$149,326	$49,998	$12,353	$1,377	$48,890	$15,604	$20,053	$6,027	$8,218	$3,995

Shares of beneficial interest:
Class 1:
Shares sold	2,517	3,807	52,015	52,474	32,747	46,825	151,933	19,367	3,864	1,435	8,444	5,144	7,591	1,447	3,098	7,068
Shares issued on reinvestment of dividends and distributions	59	337	11,424	6,397	5,856	4,483	1,943	2,432	10	71	380	2,837	139	1,385	61	633
Shares repurchased	(206)	(1,495)	(15,539)	(15,323)	(3,274)	(6,055)	(19,916)	(2,340)	(378)	(66)	(4,890)	(4,245)	(1,416)	(3,160)	(2,525)	(6,295)
Net (decrease) increase in shares outstanding	2,370	2,649	47,900	43,548	35,329	45,253	133,960	19,459	3,496	1,440	3,934	3,736	6,314	(328)	634	1,406
Class 2:
Shares sold	44,790	104,297	17,507	46,137	12,473	37,981	32,909	113,731	44,300	24,105	6,482	17,346	17,242	15,266	23,446	34,457
Shares issued on reinvestment of dividends and distributions	1,435	8,017	35,218	25,097	17,610	20,722	3,940	29,490	118	667	1,103	9,210	377	3,262	287	2,244
Shares repurchased	(1,871)	(561)	(53,416)	(59,040)	(12,680)	(10,240)	(102,872)	(11,757)	(1,636)	(425)	(4,327)	(5,429)	(491)	(1,450)	(8,846)	(21,256)
Net increase in shares outstanding	44,354	111,753	(691)	12,194	17,403	48,463	(66,023)	131,464	42,782	24,347	3,258	21,127	17,128	17,078	14,887	15,445
Class 3:
Shares sold	-	-	8	18	25	165	-	-	-	-	202	191	299	333	995	1,743
Shares issued on reinvestment of dividends and distributions	-	-	598	476	158	214	-	-	-	-	28	273	14	190	11	114
Shares repurchased	-	-	(799)	(1,757)	(292)	(671)	-	-	-	-	(349)	(690)	(316)	(759)	(839)	(1,658)
Net increase (decrease) in shares outstanding	-	-	(193)	(1,263)	(109)	(292)	-	-	-	-	(119)	(226)	(3)	(236)	167	199

(*) Unaudited.

See Notes to Financial Statements

Notes to financial statements
unaudited

1. Organization and significant accounting policies

Organization – American Funds Insurance Series (the "series") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 15 different funds (the “funds”). The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives are as follows:

Global Discovery Fund	Seeks long-term growth of capital by investing primarily in stocks of companies in the services and information area of the global economy.
Global Growth Fund	Seeks long-term growth of capital by investing primarily in common stocks of companies located around the world.
Global Small Capitalization Fund	Seeks long-term growth of capital by investing primarily in stocks of smaller companies located around the world.
Growth Fund	Seeks long-term growth of capital by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.
International Fund	Seeks long-term growth of capital by investing primarily in common stocks of companies based outside the United States.
New World Fund	Seeks long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.
Blue Chip Income and Growth Fund	Seeks to produce income exceeding the average yield on U.S. stocks and provide an opportunity for growth of principal.
Global Growth and Income Fund	Seeks long-term growth of capital and to provide current income by investing primarily in stocks of well-established companies located around the world.
Growth-Income Fund	Seeks growth of capital and income over time by investing primarily in U.S. common stocks and other securities that appear to offer potential for capital appreciation and/or dividends.
Asset Allocation Fund	Seeks high total return (including income and capital gains) consistent with the preservation of capital over the long term.
Bond Fund	Seeks to maximize current income and preserve capital by investing primarily in fixed-income securities.
Global Bond Fund
Seeks a high level of total return over the long term by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.

High-Income Bond Fund	Seeks to provide a high level of current income with capital appreciation as a secondary goal by investing primarily in higher yielding and generally lower quality debt securities.
U.S. Government/AAA-Rated Securities Fund
Seeks to provide a high level of current income and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.

Cash Management Fund	Seeks to provide income on cash reserves while preserving capital and maintaining liquidity.

Each fund in the series offers two or three share classes (1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the funds:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the series’ board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the funds will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders –Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Forward currency contracts – The funds may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The funds enter into these contracts to manage their exposure to changes in exchange rates arising from investments denominated in currencies other than U.S. dollars. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. Due to these risks, the funds could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the funds value forward currency contracts based on the applicable exchange rates and record unrealized gains or losses. The funds record realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables for sales or payables for purchases of investment securities in the statements of assets and liabilities.

Mortgage dollar rolls – The funds may enter into mortgage dollar roll transactions in which a fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

Loan transactions – The funds may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or borrower to meet the obligations of the loan.

2. Investments outside the U.S.

Investment risk – The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.  Gains realized by the funds on the sale of securities in certain countries are subject to taxes in those countries. The funds record a liability based on unrealized gains to provide for potential taxes payable upon the sale of these securities.

3. Federal income taxation and distributions

Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and each intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2008, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the period, none of the funds incurred any interest or penalties.

All of the funds, with the exception of Global Growth and Income Fund and Global Bond Fund, are not subject to examination by U.S. federal tax authorities for years before 2004, nor by state tax authorities for years before 2003. Global Growth and Income Fund and Global Bond Fund were each launched in 2006; therefore, their only tax years, 2006 and 2007, remain open for examination by U.S. federal and state tax authorities. The following funds are not subject to examination by tax authorities outside the U.S. for the years indicated: Global Small Capitalization Fund, International Fund and New World Fund for tax years before 2001; Global Growth Fund for tax years before 2002; Global Discovery Fund for tax years before 2004; and Growth Fund for tax years before 2005.  All other funds are not subject to examination by tax authorities outside the U.S.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Dividends from net investment income and currency gains and distributions from short-term net realized gains shown on the accompanying financial statements are considered ordinary income distributions for tax purposes.  Distributions from long-term net realized gains on the accompanying financial statements are considered long-term capital gain distributions for tax purposes.

As indicated in the table below and on the following page, three funds had capital loss carryforwards available at December 31, 2007.  These will be used to offset any capital gains realized by the funds in the current and future years through the expiration dates.  Those funds will not make distributions from capital gains while capital loss carryforwards remain.

The components of distributable earnings on a tax basis are reported as of December 31, 2007, the funds’ most recent year-end. Tax basis unrealized appreciation (depreciation) and cost of investment securities are reported as of June 30, 2008.

Additional tax basis disclosures are as follows:

						(dollars in thousands)

	Global Discovery Fund	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Blue Chip Income and Growth Fund
As of December 31, 2007:
Undistributed ordinary income	$3,099	$67,002	$71,155	$359,823	$160,621	$28,543	$49,874
Post-October currency loss deferrals (realized during the period
November 1, 2007, through December 31, 2007)*	(11)	(640)	(574)	(1,397)	(662)	-	-
Undistributed long-term capital gain	3,027	387,152	390,606	2,633,369	1,165,731	127,723	217,880

As of June 30, 2008:
Gross unrealized appreciation on investment securities	$29,567	$856,928	$755,929	$6,751,412	$1,750,714	$459,747	$515,075
Gross unrealized depreciation on investment securities	(30,172)	(510,864)	(473,827)	(3,285,883)	(869,402)	(120,666)	(779,974)
Net unrealized (depreciation) appreciation on investment securities	$(605)	$346,064	$282,102	$3,465,529	$881,312	$339,081	$(264,899)
Cost of investment securities	$248,278	$5,405,462	$3,484,322	$25,785,594	$9,543,237	$1,748,064	$4,051,204

For footnotes, please see end of table.

							(dollars in thousands)

	Global Growth and Income Fund	Growth-Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund
As of December 31, 2007:
Undistributed ordinary income	$9,814	$258,828	$49,061	$58,594	$1,345	$17,217	$6,102	$4,033
Post-October currency loss deferrals (realized during the period
November 1, 2007, through December 31, 2007)*	-	(505)	-	-	-	(28)	-	-
Undistributed long-term capital gain	5,766	1,452,853	345,444	4,691	-	-	-	-
Post-October capital loss deferrals (realized during the period
November 1, 2007, through December 31, 2007)*	-	-	-	-	(13)	(1,347)	(29)	-
Capital loss carryforwards:
Expiring 2008	-	-	-	-	-	$-	$2,459	$-
Expiring 2009	-	-	-	-	-	41,518	-	-
Expiring 2010	-	-	-	-	-	50,900	-	-
Expiring 2011	-	-	-	-	-	35,517	-	-
Expiring 2013	-	-	-	-	-	-	-	1
Expiring 2014	-	-	-	-	-	-	4,453	- †
	-	-	-	-	-	$127,935	$6,912	$1
As of June 30, 2008:
Gross unrealized appreciation on investment securities	$149,405	$4,447,648	$1,478,578	$67,774	$12,477	$26,049	$10,632	$11
Gross unrealized depreciation on investment securities	(322,255)	(3,780,269)	(869,553)	(313,435)	(10,987)	(136,358)	(13,253)	(86)
Net unrealized (depreciation) appreciation on investment securities	$(172,850)	$667,379	$609,025	$(245,661)	$1,490	$(110,309)	$(2,621)	$(75)
Cost of investment securities	$2,540,078	$25,244,311	$8,613,424	$6,128,365	$802,571	$1,466,704	$1,144,915	$766,240

* These deferrals are considered incurred in the subsequent year.
† Amount less than one thousand.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the series’ investment adviser, is the parent company of American Funds Service Company ® ("AFS"), the series’ transfer agent, and American Funds Distributors, ® Inc. ("AFD"), the distributor of the series’ shares.

Investment advisory services – The Investment Advisory and Service Agreement between CRMC and the series provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

CRMC is currently waiving 10% of investment advisory services fees. During the six months ended June 30, 2008, total aggregate investment advisory services fees waived by CRMC were $19,293,000. As a result, the aggregate fees shown on the accompanying financial statements of $192,936,000 were reduced to $173,643,000. The range of rates and asset levels and the current annualized rates of average net assets for each fund, before and after the expense waiver, are as follows:

	Rates		Net asset level (in billions)
Fund	Beginning with	Ending with	Up to	In excess of	For the six months ended June 30, 2008, before waiver	For the six months ended June 30, 2008, after waiver
Global Discovery	.580%	.440%	$.5	$1.0	.58%	.52%
Global Growth	.690	.460	.6	5.0	.52	.47
Global Small Capitalization	.800	.650	.6	3.0	.70	.63
Growth	.500	.285	.6	27.0	.32	.29
International	.690	.430	.5	21.0	.49	.44
New World	.850	.660	.5	1.5	.74	.67
Blue Chip Income and Growth	.500	.370	.6	4.0	.42	.38
Global Growth and Income	.690	.500	.6	2.0	.59	.53
Growth-Income	.500	.222	.6	27.0	.26	.23
Asset Allocation	.500	.250	.6	8.0	.30	.27
Bond	.480	.340	.6	5.0	.39	.35
Global Bond	.570		all		.57	.51
High-Income Bond	.500	.420	.6	2.0	.47	.42
U.S. Government/AAA-Rated Securities	.460	.340	.6	2.0	.44	.40
Cash Management	.320		all		.32	.29

Transfer agent services – The aggregate fee of $34,000 was incurred during the six months ended June 30, 2008, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder recordkeeping, communications and transaction processing.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation on the accompanying financial statements includes current fees (either paid in cash or deferred) and a net decrease in the value of the deferred amounts as follows:

	(dollars in thousands)

	Current fees	Decrease in value of deferred amounts
Global Discovery	$1	$- *
Global Growth	19	(2)
Global Small Capitalization	13	(1)
Growth	98	(24)
International	36	(10)
New World	7	(1)
Blue Chip Income and Growth	14	(1)
Global Growth and Income	7	- *
Growth-Income	93	(27)
Asset Allocation	30	(6)
Bond	18	(2)
Global Bond	2	- *
High-Income Bond	4	(2)
U.S. Government/AAA-Rated Securities	3	(2)
Cash Management	2	(1)

* Amount less than one thousand.

Affiliated officers and trustees – Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

5. Distribution services

The series has adopted plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the series. During the six months ended June 30, 2008, distribution expenses under the plans for the series aggregated $104,587,000 for Class 2 and $900,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

6. Disclosure of fair value measurements

The series adopted the Statement of Financial Accounting Standards No. 157 (“FAS 157”), Fair Value Measurements, on January 1, 2008. FAS 157 requires the funds to classify their assets and liabilities based on valuation method using three levels. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the funds’ determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the funds’ valuation levels as of June 30, 2008 (dollars in thousands):

	Global Discovery Fund		Global Growth Fund		Global Small Capitalization Fund		Growth Fund		International Fund		New World Fund		Blue Chip Income and Growth Fund

Investment securities:
Level 1 — Quoted prices	$132,555		$1,798,568		$1,294,259		$24,785,862		$719,547		$530,195		$3,518,056
Level 2 — Other significant observable inputs	115,118	(1)	3,945,472	(1)	2,461,422	(1)	4,406,309	(1)	9,697,168	(1)	1,556,950	(1)	266,215
Level 3 — Significant unobservable inputs	-		7,486		10,743		58,952		7,834		-		2,034
Total	$247,673		$5,751,526		$3,766,424		$29,251,123		$10,424,549		$2,087,145		$3,786,305

	Global Growth and Income Fund		Growth-Income Fund		Asset Allocation Fund		Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/AAA-Rated Securities Fund	Cash Management Fund

Investment securities:
Level 1 — Quoted prices	$985,513		$20,976,695		$5,110,509		$83,289	$544	$20,104	$-	$-
Level 2 — Other significant observable inputs	1,381,715	(1)	4,880,753	(1)	4,093,268	(1)	5,792,806	802,209	1,311,466	1,133,560	766,165
Level 3 — Significant unobservable inputs	-		54,242		18,672		6,609	1,308	24,825	8,734	-
Total	$2,367,228		$25,911,690		$9,222,449		$5,882,704	$804,061	$1,356,395	$1,142,294	$766,165

Forward currency contracts (2) :
Level 2 — Other significant observable inputs	$-		$-		$(139)		$(1,916)	$(874)	$(74)	$-	$-

The following table reconciles the valuation of the funds’ Level 3 investment securities and related transactions during the six months ended June 30, 2008 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund		International Fund	Blue Chip Income and Growth Fund
Beginning value at 1/1/2008	$7,120	$7,795	$85,603		$8,540	$-
Net purchases	-	-	38,571		-	4,200
Net unrealized appreciation (depreciation) (3)	366	(2,384)	(792)		(706)	(2,166)
Net transfers into (out of) Level 3	-	5,332	(64,430)		-	-
Ending value at 6/30/2008	$7,486	$10,743	$58,952		$7,834	$2,034

Net unrealized appreciation (depreciation) during the period
on Level 3 investment securities held at 6/30/2008	$366	$(2,384)	$-	(4)	$(706)	$(2,166)

	Growth-Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund
Beginning value at 1/1/2008	$-	$57,405	$29,355	$885	$17,514	$8,677
Net purchases (sales)	6,131	(793)	(94)	883	7	(61)
Net realized loss (3)	-	(538)	-	-	(221)	-
Net unrealized depreciation (3)	(5,527)	(709)	(1,021)	(223)	(210)	(395)
Net transfers into (out of) Level 3	53,638	(36,693)	(21,631)	(237)	7,735	513
Ending value at 6/30/2008	$54,242	$18,672	$6,609	$1,308	$24,825	$8,734

Net unrealized (depreciation) appreciation during the period
on Level 3 investment securities held at 6/30/2008 (3)	$(5,527)	$91	$(1)	$(163)	$224	$(321)

(1) Includes certain securities trading primarily outside the U.S. whose value the fund adjusted as a result of significant market movements following the close of local trading.
(2) Net unrealized depreciation on forward currency contracts is not included in the summary investment portfolio.
(3) Net realized loss and net unrealized appreciation (depreciation) are included in the related amounts on investments in the statement of operations.
(4) Amount less than one thousand.

7. Investment transactions and other disclosures

As of June 30, 2008, Asset Allocation Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell currencies as follows:

				(amounts in thousands)

		Contract amount		U.S. valuations at June 30, 2008

Fund		Non-U.S.	U.S.	Amount	Unrealized appreciation (depreciation)
Purchases:

Bond	Euros, expiring 7/16-9/12/2008	€36,430	$56,697	$57,239	$542
Bond	Japanese yen, expiring 7/10-8/20/2008	¥3,325,484	32,090	31,427	(663)
Bond	Singapore dollars, expiring 8/8-8/25/2008	$ S28,407	21,000	20,926	(74)
Bond	Swiss francs, expiring 8/25/2008	CHF5,403	5,250	5,308	58
Global Bond	Euros, expiring 7/9-9/12/2008	€33,768	52,676	53,082	406
Global Bond	Japanese yen, expiring 7/9-9/19/2008	¥7,163,456	68,753	67,759	(994)
Global Bond	Singapore dollars, expiring 7/9-9/17/2008	$ S21,435	15,673	15,796	123
Global Bond	Swiss francs, expiring 8/25/2008	CHF9,146	8,844	8,985	141

Sales:

Asset Allocation	Euros, expiring 7/10-9/19/2008	€7,619	11,844	11,983	(139)
Bond	Australian dollars, expiring 8/12-8/20/2008	$ A11,780	11,036	11,218	(182)
Bond	British pounds, expiring 7/16-9/12/2008	£13,464	26,376	26,743	(367)
Bond	Euros, expiring 7/31-9/16/2008	€65663	101,405	103,228	(1,823)
Bond	Israeli shekels, expiring 8/29-9/5/2008	ILS46,710	14,221	13,925	296
Bond	Korean won, expiring 7/15/2008	KRW10,709,140	10,519	10,222	297
Global Bond	Australian dollars, expiring 7/9-8/20/2008	$ A10,780	9,962	10,280	(318)
Global Bond	British pounds, expiring 7/16-9/12/2008	£12,850	25,251	25,532	(281)
Global Bond	Euros, expiring 7/10-9/18/2008	€3,904	6,021	6,128	(107)
Global Bond	Israeli shekels, expiring 8/29-9/5/2008	ILS13,170	4,010	3,926	84
Global Bond	Korean won, expiring 7/15/2008	KRW1,046,950	1,028	999	29
Global Bond	Swedish kroner, expiring 8/25/2008	SKr32,000	5,344	5,301	43
High-Income Bond	Euros, expiring 7/10-9/19/2008	€2,497	3,847	3,921	(74)

The following table presents additional information for the six months ended June 30, 2008:

								(dollars in thousands)

	Global Discovery Fund		Global Growth Fund	Global Small Capitalization Fund	Growth Fund		International Fund	New World Fund	Blue Chip Income and Growth Fund

Purchases of investment securities *	$75,647		$1,417,524	$988,201	$4,430,601		$2,862,725	$350,347	$544,557
Sales of investment securities *	54,689		781,446	723,399	2,970,007		2,402,774	219,914	395,527
Non-U.S taxes paid on dividend income	219		7,351	2,004	7,060		23,433	2,613	572
Non-U.S taxes paid on realized gains	-	†	853	947	-	†	-	84	-
Dividends from affiliated issuers	-		-	1,270	1,841		-	-	-
Net realized gain (loss) from affiliated issuers	-		-	1,457	(19,320)		-	-	-

							(dollars in thousands)

	Global Growth and Income Fund	Growth-Income Fund	Asset Allocation Fund	Bond Fund	Global Bond Fund	High-Income Bond Fund	U.S. Government/ AAA-Rated Securities Fund	Cash Management Fund

Purchases of investment securities *	$974,139	$4,300,012	$1,213,845	$1,732,967	$552,402	$174,668	$235,764	$3,052,899
Sales of investment securities *	255,243	3,723,485	559,327	1,001,294	183,844	188,575	142,426	2,879,276
Non-U.S taxes paid on dividend income	2,449	7,773	1,021	-	-	-	-	-
Non-U.S taxes paid on interest income	-	-	-	92	37	1	-	-

* Excludes short-term securities, except for Cash Management Fund, and U.S. government obligations, if any.
† Amount less than one thousand.

Financial Highlights (1)

		(Loss) income from investment operations (2)					Dividends and distributions

Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)		Total dividends and distributions	Net asset value, end of period	Total return (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waiver		Ratio of expenses to average net assets after waiver (3)		Ratio of net income (loss) to average net assets (3)

Global Discovery Fund
Class 1
6/30/08 (4)	$14.09	$.10		$ (1.91)		$ (1.81)	$ -	$ (.30)		$ (.30)	$11.98	(12.91)%	$ 30.60%		(5)	.54%	(5)	1.51%	(5)
12/31/07	13.05	.17		2.07		2.24	(.16)	(1.04)		(1.20)	14.09	17.55	35.60			.54		1.25
12/31/06	11.63	.15		1.89		2.04	(.13)	(.49)		(.62)	13.05	17.66	28.62			.56		1.19
12/31/05	10.79	.14		1.05		1.19	(.11)	(.24)		(.35)	11.63	11.07	22.61			.56		1.27
12/31/04	9.94	.08		.98		1.06	(.09)	(.12)		(.21)	10.79	10.72	20.61			.60		.81
12/31/03	7.26	.05		2.67		2.72	(.04)	-		(.04)	9.94	37.41	17.61			.61		.55
Class 2
6/30/08 (4)	14.02	.08		(1.90)		(1.82)	-	(.30)		(.30)	11.90	(13.04)	220.85		(5)	.79	(5)	1.27	(5)
12/31/07	13.00	.14		2.05		2.19	(.13)	(1.04)		(1.17)	14.02	17.22	240.85			.79		.98
12/31/06	11.59	.11		1.89		2.00	(.10)	(.49)		(.59)	13.00	17.41	151.87			.81		.94
12/31/05	10.76	.11		1.05		1.16	(.09)	(.24)		(.33)	11.59	10.80	89.86			.81		1.04
12/31/04	9.92	.06		.97		1.03	(.07)	(.12)		(.19)	10.76	10.43	51.86			.85		.60
12/31/03	7.25	.02		2.67		2.69	(.02)	-		(.02)	9.92	37.11	24.86			.86		.28
Global Growth Fund
Class 1
6/30/08 (4)	$25.15	$.34		$ (2.74)		$ (2.40)	$ (.05)	$ (1.75)		$ (1.80)	$20.95	(9.64)%	$ 891.54%		(5)	.49%	(5)	2.87%	(5)
12/31/07	23.44	.51		2.98		3.49	(.76)	(1.02)		(1.78)	25.15	15.16	684.55			.50		2.06
12/31/06	19.63	.41		3.62		4.03	(.22)	-		(.22)	23.44	20.73	278.58			.53		1.95
12/31/05	17.31	.28		2.19		2.47	(.15)	-		(.15)	19.63	14.37	206.62			.57		1.56
12/31/04	15.30	.18		1.92		2.10	(.09)	-		(.09)	17.31	13.80	202.65			.64		1.15
12/31/03	11.35	.12		3.91		4.03	(.08)	-		(.08)	15.30	35.63	188.70			.70		.94
Class 2
6/30/08 (4)	25.00	.30		(2.71)		(2.41)	(.04)	(1.75)		(1.79)	20.80	(9.74)	4,861.79		(5)	.74	(5)	2.53	(5)
12/31/07	23.29	.45		2.95		3.40	(.67)	(1.02)		(1.69)	25.00	14.85	5,180.80			.75		1.84
12/31/06	19.52	.36		3.59		3.95	(.18)	-		(.18)	23.29	20.43	4,015.83			.78		1.71
12/31/05	17.23	.23		2.18		2.41	(.12)	-		(.12)	19.52	14.07	2,617.87			.82		1.30
12/31/04	15.25	.14		1.91		2.05	(.07)	-		(.07)	17.23	13.49	1,796.90			.89		.92
12/31/03	11.32	.09		3.89		3.98	(.05)	-		(.05)	15.25	35.27	1,082.95			.95		.68
Global Small Capitalization Fund
Class 1
6/30/08 (4)	$27.20	$.11		$ (3.39)		$ (3.28)	$ -	$ (2.88)		$ (2.88)	$21.04	(12.28)%	$ 400.74%		(5)	.67%	(5)	.89%	(5)
12/31/07	24.87	.12		5.27		5.39	(.90)	(2.16)		(3.06)	27.20	21.73	369.73			.66		.45
12/31/06	21.29	.19		4.74		4.93	(.14)	(1.21)		(1.35)	24.87	24.35	247.77			.69		.82
12/31/05	17.14	.13		4.23		4.36	(.21)	-		(.21)	21.29	25.66	231.79			.73		.72
12/31/04	14.15	.02		2.97		2.99	-	-		-	17.14	21.13	193.81			.80		.15
12/31/03	9.27	-	(6)	4.97		4.97	(.09)	-		(.09)	14.15	53.92	163.83			.83		(.03)
Class 2
6/30/08 (4)	26.95	.07		(3.35)		(3.28)	-	(2.88)		(2.88)	20.79	(12.39)	3,384.99		(5)	.92	(5)	.62	(5)
12/31/07	24.64	.05		5.22		5.27	(.80)	(2.16)		(2.96)	26.95	21.43	3,975.98			.91		.20
12/31/06	21.12	.14		4.70		4.84	(.11)	(1.21)		(1.32)	24.64	24.05	2,927	1.02		.94		.61
12/31/05	17.02	.09		4.19		4.28	(.18)	-		(.18)	21.12	25.35	1,977	1.04		.97		.49
12/31/04	14.08	(.01)		2.95		2.94	-	-		-	17.02	20.88	1,198	1.06		1.05		(.07)
12/31/03	9.23	(.03)		4.95		4.92	(.07)	-		(.07)	14.08	53.53	665	1.08		1.08		(.28)
Growth Fund
Class 1
6/30/08 (4)	$67.22	$.40		$ (5.38)		$ (4.98)	$ (.08)	$ (6.26)		$ (6.34)	$55.90	(7.60)%	$ 6,912.33%		(5)	.30%	(5)	1.26%	(5)
12/31/07	64.51	.68		7.44		8.12	(.68)	(4.73)		(5.41)	67.22	12.64	5,051.33			.30		1.00
12/31/06	59.36	.70		5.46		6.16	(.63)	(.38)		(1.01)	64.51	10.48	3,503.34			.31		1.14
12/31/05	51.39	.46		8.00		8.46	(.49)	-		(.49)	59.36	16.50	3,709.35			.32		.87
12/31/04	45.74	.32		5.51		5.83	(.18)	-		(.18)	51.39	12.75	3,744.36			.36		.68
12/31/03	33.47	.16		12.26		12.42	(.15)	-		(.15)	45.74	37.15	3,877.39			.39		.41
Class 2
6/30/08 (4)	66.72	.30		(5.32)		(5.02)	(.05)	(6.26)		(6.31)	55.39	(7.71)	21,927.58		(5)	.55	(5)	.95	(5)
12/31/07	64.08	.50		7.39		7.89	(.52)	(4.73)		(5.25)	66.72	12.35	25,359.58			.55		.74
12/31/06	58.98	.54		5.43		5.97	(.49)	(.38)		(.87)	64.08	10.22	23,122.59			.56		.89
12/31/05	51.10	.34		7.92		8.26	(.38)	-		(.38)	58.98	16.19	18,343.60			.57		.64
12/31/04	45.50	.23		5.45		5.68	(.08)	-		(.08)	51.10	12.50	12,055.61			.61		.50
12/31/03	33.29	.06		12.19		12.25	(.04)	-		(.04)	45.50	36.80	7,107.64			.64		.16
Class 3
6/30/08 (4)	67.21	.32		(5.36)		(5.04)	(.06)	(6.26)		(6.32)	55.85	(7.69)	363.51		(5)	.48	(5)	1.03	(5)
12/31/07	64.50	.55		7.45		8.00	(.56)	(4.73)		(5.29)	67.21	12.44	425.51			.48		.81
12/31/06	59.34	.59		5.46		6.05	(.51)	(.38)		(.89)	64.50	10.29	451.52			.49		.95
12/31/05	51.38	.37		7.98		8.35	(.39)	-		(.39)	59.34	16.28	499.53			.50		.69
12/31/04 (7)	47.74	.24		3.50		3.74	(.10)	-		(.10)	51.38	7.85	516.54		(5)	.53	(5)	.54	(5)
International Fund
Class 1
6/30/08 (4)	$24.81	$.36		$ (3.24)		$ (2.88)	$ (.04)	$ (2.74)		$ (2.78)	$19.15	(11.69)%	$ 2,627.52%		(5)	.47%	(5)	3.12%	(5)
12/31/07	22.01	.43		3.95		4.38	(.41)	(1.17)		(1.58)	24.81	20.30	1,708.52			.47		1.82
12/31/06	18.96	.41		3.21		3.62	(.38)	(.19)		(.57)	22.01	19.33	1,648.54			.49		1.99
12/31/05	15.82	.32		3.11		3.43	(.29)	-		(.29)	18.96	21.75	1,599.57			.52		1.92
12/31/04	13.41	.22		2.41		2.63	(.22)	-		(.22)	15.82	19.66	1,495.60			.59		1.54
12/31/03	10.07	.15		3.38		3.53	(.19)	-		(.19)	13.41	35.12	1,431.63			.63		1.40
Class 2
6/30/08 (4)	24.72	.29		(3.19)		(2.90)	(.03)	(2.74)		(2.77)	19.05	(11.83)	7,750.77		(5)	.72	(5)	2.59	(5)
12/31/07	21.94	.36		3.94		4.30	(.35)	(1.17)		(1.52)	24.72	20.02	9,719.77			.72		1.55
12/31/06	18.92	.35		3.20		3.55	(.34)	(.19)		(.53)	21.94	18.98	7,260.79			.74		1.72
12/31/05	15.79	.28		3.11		3.39	(.26)	-		(.26)	18.92	21.50	4,790.82			.77		1.64
12/31/04	13.39	.18		2.41		2.59	(.19)	-		(.19)	15.79	19.32	2,752.84			.83		1.27
12/31/03	10.05	.12		3.37		3.49	(.15)	-		(.15)	13.39	34.85	1,385.88			.88		1.08
Class 3
6/30/08 (4)	24.80	.31		(3.20)		(2.89)	(.04)	(2.74)		(2.78)	19.13	(11.77)	100.70		(5)	.65	(5)	2.69	(5)
12/31/07	22.00	.39		3.94		4.33	(.36)	(1.17)		(1.53)	24.80	20.10	123.70			.65		1.64
12/31/06	18.96	.37		3.20		3.57	(.34)	(.19)		(.53)	22.00	19.07	120.72			.67		1.81
12/31/05	15.82	.29		3.11		3.40	(.26)	-		(.26)	18.96	21.54	116.75			.70		1.74
12/31/04 (7)	13.76	.20		2.05		2.25	(.19)	-		(.19)	15.82	16.45	115.77		(5)	.77	(5)	1.45	(5)
New World Fund
Class 1
6/30/08 (4)	$25.88	$.29		$ (2.48)		$ (2.19)	$ (.08)	$ (1.70)		$ (1.78)	$21.91	(8.58)%	$ 309.80%		(5)	.73%	(5)	2.41%	(5)
12/31/07	21.56	.46		6.25		6.71	(.83)	(1.56)		(2.39)	25.88	32.53	261.82			.74		1.92
12/31/06	16.67	.41		4.95		5.36	(.32)	(.15)		(.47)	21.56	32.88	126.88			.80		2.19
12/31/05	13.96	.33		2.58		2.91	(.20)	-		(.20)	16.67	21.10	88.92			.85		2.22
12/31/04	11.99	.23		2.01		2.24	(.27)	-		(.27)	13.96	19.07	63.93			.92		1.81
12/31/03	8.76	.21		3.21		3.42	(.19)	-		(.19)	11.99	39.56	47.92			.92		2.15
Class 2
6/30/08 (4)	25.69	.26		(2.46)		(2.20)	(.07)	(1.70)		(1.77)	21.72	(8.68)%	1,771	1.05	(5)	.98	(5)	2.13	(5)
12/31/07	21.40	.40		6.20		6.60	(.75)	(1.56)		(2.31)	25.69	32.21	1,875	1.07		.99		1.69
12/31/06	16.56	.36		4.92		5.28	(.29)	(.15)		(.44)	21.40	32.59	1,175	1.13		1.05		1.93
12/31/05	13.89	.29		2.56		2.85	(.18)	-		(.18)	16.56	20.74	677	1.17		1.10		1.97
12/31/04	11.94	.19		2.01		2.20	(.25)	-		(.25)	13.89	18.80	373	1.18		1.17		1.57
12/31/03	8.73	.19		3.19		3.38	(.17)	-		(.17)	11.94	39.18	224	1.17		1.17		1.90
Blue Chip Income and Growth Fund
Class 1
6/30/08 (4)	$11.53	$.12		$ (1.84)		$ (1.72)	$ (.04)	$ (.65)		$ (.69)	$9.12	(15.07)%	$ 260.43%		(5)	.39%	(5)	2.33%	(5)
12/31/07	11.97	.24		.07		.31	(.36)	(.39)		(.75)	11.53	2.25	143.42			.38		1.95
12/31/06	10.91	.20		1.63		1.83	(.16)	(.61)		(.77)	11.97	17.73	159.43			.39		1.75
12/31/05	10.26	.18		.59		.77	(.12)	-		(.12)	10.91	7.57	135.45			.41		1.73
12/31/04	9.41	.15		.78		.93	(.08)	-		(.08)	10.26	9.94	129.46			.46		1.60
12/31/03	7.17	.13		2.11		2.24	-	-		-	9.41	31.24	107.52			.50		1.67
Class 2
6/30/08 (4)	11.45	.10		(1.81)		(1.71)	(.04)	(.65)		(.69)	9.05	(15.13)%	3,520.68		(5)	.64	(5)	1.91	(5)
12/31/07	11.87	.21		.07		.28	(.31)	(.39)		(.70)	11.45	2.03	4,274.67			.63		1.70
12/31/06	10.83	.17		1.61		1.78	(.13)	(.61)		(.74)	11.87	17.42	3,937.68			.64		1.50
12/31/05	10.20	.15		.58		.73	(.10)	-		(.10)	10.83	7.24	3,029.70			.66		1.48
12/31/04	9.36	.13		.78		.91	(.07)	-		(.07)	10.20	9.74	2,349.71			.70		1.37
12/31/03	7.16	.11		2.09		2.20	-	-		-	9.36	30.73	1,490.76			.74		1.41
Global Growth and Income
Class 1
6/30/08 (4)	$11.78	$.16		$ (1.27)		$ (1.11)	$ -	$ (.07)		$ (.07)	$10.60	(9.41)%	$ 96.61%		(5)	.55%	(5)	2.81%	(5)
12/31/07	10.98	.28		1.14		1.42	(.22)	(.40)		(.62)	11.78	13.04	79.71			.58		2.37
12/31/06 (8)	10.00	.14		.91		1.05	(.07)	-		(.07)	10.98	10.49	45.72		(5)	.65	(5)	2.10	(5)
Class 2
6/30/08 (4)	11.75	.14		(1.26)		(1.12)	-	(.07)		(.07)	10.56	(9.52)	2,263.86		(5)	.80	(5)	2.57	(5)
12/31/07	10.97	.25		1.13		1.38	(.20)	(.40)		(.60)	11.75	12.67	1,997.96			.83		2.11
12/31/06 (8)	10.00	.11		.92		1.03	(.06)	-		(.06)	10.97	10.30	638.97		(5)	.90	(5)	1.64	(5)
Growth-Income Fund
Class 1
6/30/08 (4)	$42.52	$.40		$ (4.99)		$ (4.59)	$ (.14)	$ (2.36)		$ (2.50)	$35.43	(11.00)%	$ 6,378.28%		(5)	.25%	(5)	2.00%	(5)
12/31/07	42.43	.80		1.51		2.31	(.77)	(1.45)		(2.22)	42.52	5.32	5,618.27			.25		1.82
12/31/06	38.31	.77		5.03		5.80	(.72)	(.96)		(1.68)	42.43	15.51	3,759.28			.25		1.92
12/31/05	36.81	.62		1.61		2.23	(.58)	(.15)		(.73)	38.31	6.08	3,825.29			.27		1.68
12/31/04	33.61	.48		3.09		3.57	(.37)	-		(.37)	36.81	10.66	4,213.31			.30		1.39
12/31/03	25.63	.42		7.96		8.38	(.40)	-		(.40)	33.61	32.76	4,402.34			.34		1.45
Class 2
6/30/08 (4)	42.26	.34		(4.95)		(4.61)	(.12)	(2.36)		(2.48)	35.17	(11.08)%	19,317.53		(5)	.50	(5)	1.72	(5)
12/31/07	42.19	.68		1.50		2.18	(.66)	(1.45)		(2.11)	42.26	5.04	23,243.52			.50		1.57
12/31/06	38.12	.67		4.99		5.66	(.63)	(.96)		(1.59)	42.19	15.20	22,688.53			.50		1.67
12/31/05	36.64	.53		1.60		2.13	(.50)	(.15)		(.65)	38.12	5.83	17,608.54			.52		1.44
12/31/04	33.48	.41		3.06		3.47	(.31)	-		(.31)	36.64	10.37	13,105.56			.55		1.19
12/31/03	25.52	.34		7.92		8.26	(.30)	-		(.30)	33.48	32.43	7,824.59			.59		1.18
Class 3
6/30/08 (4)	42.51	.35		(4.98)		(4.63)	(.12)	(2.36)		(2.48)	35.40	(11.05)%	330.46		(5)	.43	(5)	1.80	(5)
12/31/07	42.42	.73		1.50		2.23	(.69)	(1.45)		(2.14)	42.51	5.12	405.45			.43		1.64
12/31/06	38.31	.70		5.01		5.71	(.64)	(.96)		(1.60)	42.42	15.30	458.46			.43		1.74
12/31/05	36.80	.56		1.61		2.17	(.51)	(.15)		(.66)	38.31	5.88	471.47			.45		1.50
12/31/04 (7)	34.64	.41		2.07		2.48	(.32)	-		(.32)	36.80	7.18	537.49		(5)	.48	(5)	1.24	(5)
Asset Allocation Fund
Class 1
6/30/08 (4)	$18.51	$.25		$ (1.39)		$ (1.14)	$ (.08)	$ (.67)		$ (.75)	$16.62	(6.22)%	$ 2,318.31%		(5)	.28%	(5)	2.85%	(5)
12/31/07	18.34	.51		.75		1.26	(.45)	(.64)		(1.09)	18.51	6.82	1,927.32			.29		2.69
12/31/06	16.56	.47		1.97		2.44	(.43)	(.23)		(.66)	18.34	14.96	1,079.33			.30		2.67
12/31/05	15.49	.41		1.05		1.46	(.39)	-		(.39)	16.56	9.45	879.35			.32		2.57
12/31/04	14.58	.39		.84		1.23	(.32)	-		(.32)	15.49	8.50	899.38			.37		2.64
12/31/03	12.23	.41		2.29		2.70	(.35)	-		(.35)	14.58	22.14	911.42			.42		3.12
Class 2
6/30/08 (4)	18.39	.23		(1.39)		(1.16)	(.07)	(.67)		(.74)	16.49	(6.36)%	6,842.56		(5)	.53	(5)	2.61	(5)
12/31/07	18.23	.47		.74		1.21	(.41)	(.64)		(1.05)	18.39	6.55	7,308.57			.54		2.45
12/31/06	16.47	.42		1.96		2.38	(.39)	(.23)		(.62)	18.23	14.66	6,362.58			.55		2.42
12/31/05	15.42	.37		1.04		1.41	(.36)	-		(.36)	16.47	9.14	5,120.60			.57		2.31
12/31/04	14.51	.36		.84		1.20	(.29)	-		(.29)	15.42	8.34	3,797.62			.62		2.42
12/31/03	12.18	.37		2.27		2.64	(.31)	-		(.31)	14.51	21.74	2,314.67			.67		2.81
Class 3
6/30/08 (4)	18.50	.24		(1.38)		(1.14)	(.08)	(.67)		(.75)	16.61	(6.26)%	62.49		(5)	.46	(5)	2.69	(5)
12/31/07	18.34	.48		.74		1.22	(.42)	(.64)		(1.06)	18.50	6.56	71.50			.47		2.52
12/31/06	16.56	.44		1.97		2.41	(.40)	(.23)		(.63)	18.34	14.75	76.51			.48		2.49
12/31/05	15.49	.38		1.05		1.43	(.36)	-		(.36)	16.56	9.26	76.53			.50		2.39
12/31/04 (7)	14.85	.36		.58		.94	(.30)	-		(.30)	15.49	6.38	81.55		(5)	.55	(5)	2.50	(5)
Bond Fund
Class 1
6/30/08 (4)	$11.14	$.31		$ (.35)		$ (.04)	$ (.10)	$ (.03)		$ (.13)	$10.97	(0.39)%	$ 1,900.40%		(5)	.36%	(5)	5.66%	(5)
12/31/07	11.64	.65		(.24)		.41	(.91)	-		(.91)	11.14	3.66	436.41			.37		5.59
12/31/06	11.31	.63		.17		.80	(.47)	-		(.47)	11.64	7.31	230.43			.39		5.54
12/31/05	11.57	.60		(.40)		.20	(.46)	-		(.46)	11.31	1.77	182.44			.40		5.30
12/31/04	11.34	.56		.10		.66	(.43)	-		(.43)	11.57	6.04	195.45			.44		4.94
12/31/03	10.41	.57		.78		1.35	(.42)	-		(.42)	11.34	13.07	213.47			.47		5.19
Class 2
6/30/08 (4)	11.03	.30		(.35)		(.05)	(.09)	(.03)		(.12)	10.86	(0.44)%	3,889.65		(5)	.61	(5)	5.43	(5)
12/31/07	11.53	.61		(.24)		.37	(.87)	-		(.87)	11.03	3.33	4,679.66			.62		5.34
12/31/06	11.22	.60		.16		.76	(.45)	-		(.45)	11.53	6.99	3,374.68			.64		5.29
12/31/05	11.48	.57		(.39)		.18	(.44)	-		(.44)	11.22	1.59	2,312.69			.65		5.06
12/31/04	11.27	.53		.09		.62	(.41)	-		(.41)	11.48	5.72	1,759.70			.69		4.68
12/31/03	10.36	.53		.78		1.31	(.40)	-		(.40)	11.27	12.80	1,280.72			.72		4.88
Global Bond Fund
Class 1
6/30/08 (4)	$10.83	$.23		$ .18		$ .41	$ (.02)	$ -	(6)	$ (.02)	$11.22	3.69%	$ 68.60%		(5)	.54%	(5)	4.17%	(5)
12/31/07	10.18	.49		.47		.96	(.31)	-		(.31)	10.83	9.54	28.61			.55		4.61
12/31/06 (9)	10.00	.10		.15		.25	(.07)	-		(.07)	10.18	2.52	12.15			.13		1.00
Class 2
6/30/08 (4)	10.81	.22		.17		.39	(.02)	-		(.02)	11.18	3.61%	767.85		(5)	.79	(5)	3.91	(5)
12/31/07	10.17	.47		.47		.94	(.30)	-		(.30)	10.81	9.23	279.86			.80		4.41
12/31/06 (10)	10.00	.06		.18		.24	(.07)	-		(.07)	10.17	1.99	15.13			.12		.60
High-Income Bond Fund
Class 1
6/30/08 (4)	$11.65	$.45		$ (.62)		$ (.17)	$ (.15)	-	(6)	$ (.15)	$11.33	(1.50)%	$ 344.48%		(5)	.43%	(5)	7.89%	(5)
12/31/07	12.90	.95		(.72)		.23	(1.48)	-		(1.48)	11.65	1.62	308.48			.44		7.41
12/31/06	12.41	.92		.37		1.29	(.80)	-		(.80)	12.90	10.89	293.49			.45		7.36
12/31/05	12.89	.85		(.55)		.30	(.78)	-		(.78)	12.41	2.46	309.50			.46		6.76
12/31/04	12.54	.84		.32		1.16	(.81)	-		(.81)	12.89	9.83	364.50			.50		6.74
12/31/03	10.44	.90		2.12		3.02	(.92)	-		(.92)	12.54	29.79	411.51			.51		7.74
Class 2
6/30/08 (4)	11.55	.43		(.62)		(.19)	(.14)	-		(.14)	11.22	(1.65)%	1,004.73		(5)	.68	(5)	7.65	(5)
12/31/07	12.79	.91		(.72)		.19	(1.43)	-		(1.43)	11.55	1.33	996.73			.69		7.17
12/31/06	12.32	.89		.36		1.25	(.78)	-		(.78)	12.79	10.59	832.74			.70		7.12
12/31/05	12.81	.81		(.55)		.26	(.75)	-		(.75)	12.32	2.20	590.75			.71		6.55
12/31/04	12.47	.81		.32		1.13	(.79)	-		(.79)	12.81	9.59	444.75			.74		6.48
12/31/03	10.39	.86		2.12		2.98	(.90)	-		(.90)	12.47	29.51	319.76			.76		7.41
Class 3
6/30/08 (4)	11.65	.44		(.62)		(.18)	(.14)	-		(.14)	11.33	(1.54)%	26.66		(5)	.61	(5)	7.72	(5)
12/31/07	12.88	.92		(.72)		.20	(1.43)	-		(1.43)	11.65	1.40	28.66			.62		7.21
12/31/06	12.39	.90		.36		1.26	(.77)	-		(.77)	12.88	10.66	34.67			.63		7.19
12/31/05	12.87	.82		(.55)		.27	(.75)	-		(.75)	12.39	2.25	37.68			.64		6.58
12/31/04 (7)	12.79	.78		.11		.89	(.81)	-		(.81)	12.87	7.52	46.68		(5)	.68	(5)	6.57	(5)
U.S. Government/AAA-Rated Securities Fund
Class 1
6/30/08 (4)	$11.73	$.26		$ (.13)		$ .13	$ (.07)	-		$ (.07)	$11.79	1.11%	$ 287.44%		(5)	.40%	(5)	4.35%	(5)
12/31/07	11.87	.58		.20		.78	(.92)	-		(.92)	11.73	6.83	211.46			.41		4.83
12/31/06	11.91	.55		(.10)		.45	(.49)	-		(.49)	11.87	3.95	218.47			.42		4.64
12/31/05	12.07	.48		(.16)		.32	(.48)	-		(.48)	11.91	2.70	252.47			.43		3.99
12/31/04	12.24	.45		(.03)		.42	(.59)	-		(.59)	12.07	3.58	286.47			.46		3.68
12/31/03	12.37	.46		(.15)		.31	(.44)	-		(.44)	12.24	2.51	373.46			.46		3.71
Class 2
6/30/08 (4)	11.65	.24		(.12)		.12	(.07)	-		(.07)	11.70	1.00%	800.69		(5)	.65	(5)	4.10	(5)
12/31/07	11.79	.54		.19		.73	(.87)	-		(.87)	11.65	6.49	597.71			.66		4.58
12/31/06	11.83	.51		(.09)		.42	(.46)	-		(.46)	11.79	3.75	402.72			.67		4.40
12/31/05	12.00	.45		(.16)		.29	(.46)	-		(.46)	11.83	2.41	341.72			.68		3.75
12/31/04	12.17	.41		(.03)		.38	(.55)	-		(.55)	12.00	3.30	285.72			.71		3.42
12/31/03	12.31	.42		(.14)		.28	(.42)	-		(.42)	12.17	2.28	273.71			.71		3.43
Class 3
6/30/08 (4)	11.74	.25		(.13)		.12	(.07)	-		(.07)	11.79	0.99%	29.62		(5)	.58	(5)	4.18	(5)
12/31/07	11.86	.55		.20		.75	(.87)	-		(.87)	11.74	6.63	29.64			.59		4.65
12/31/06	11.89	.52		(.09)		.43	(.46)	-		(.46)	11.86	3.80	32.65			.60		4.45
12/31/05	12.05	.46		(.16)		.30	(.46)	-		(.46)	11.89	2.50	39.65			.61		3.81
12/31/04 (7)	12.34	.41		(.11)		.30	(.59)	-		(.59)	12.05	2.58	43.65		(5)	.65	(5)	3.51	(5)
Cash Management Fund
Class 1
6/30/08 (4)	$11.40	$.15		-	(6)	$ .15	$ (.07)	-		$ (.07)	$11.48	1.29%	$ 120.33%		(5)	.30%	(5)	2.60%	(5)
12/31/07	11.62	.57		-	(6)	.57	(.79)	-		(.79)	11.40	4.95	112.33			.30		4.88
12/31/06	11.31	.54		-	(6)	.54	(.23)	-		(.23)	11.62	4.81	98.33			.30		4.74
12/31/05	11.09	.33		-	(6)	.33	(.11)	-		(.11)	11.31	2.97	75.33			.30		2.91
12/31/04	11.07	.11		-	(6)	.11	(.09)	-		(.09)	11.09	.96	78.37			.36		.96
12/31/03	11.17	.07		-	(6)	.07	(.17)	-		(.17)	11.07	.67	103.47			.47		.68
Class 2
6/30/08 (4)	11.35	.13		-	(6)	.13	(.06)	-		(.06)	11.42	1.17%	625.58		(5)	.55	(5)	2.31	(5)
12/31/07	11.56	.54		-	(6)	.54	(.75)	-		(.75)	11.35	4.73	452.58			.55		4.61
12/31/06	11.26	.51		-	(6)	.51	(.21)	-		(.21)	11.56	4.59	282.58			.55		4.52
12/31/05	11.05	.30		-	(6)	.30	(.09)	-		(.09)	11.26	2.68	153.58			.55		2.71
12/31/04	11.03	.08		-	(6)	.08	(.06)	-		(.06)	11.05	.70	110.61			.61		.76
12/31/03	11.12	.05		-	(6)	.05	(.14)	-		(.14)	11.03	.47	99.72			.72		.42
Class 3
6/30/08 (4)	11.40	.13		-	(6)	.13	(.06)	-		(.06)	11.47	1.17%	22.51		(5)	.48	(5)	2.42	(5)
12/31/07	11.60	.55		-	(6)	.55	(.75)	-		(.75)	11.40	4.83	20.51			.48		4.70
12/31/06	11.29	.52		-	(6)	.52	(.21)	-		(.21)	11.60	4.64	18.51			.48		4.53
12/31/05	11.07	.30		-	(6)	.30	(.08)	-		(.08)	11.29	2.74	16.51			.48		2.70
12/31/04 (7)	11.07	.09		-	(6)	.09	(.09)	-		(.09)	11.07	.78	20.54		(5)	.54	(5)	.80	(5)

		Year Ended December 31
Portfolio turnover rate for all classes of shares	Six months ended June 30, 2008 (4)	2007	2006		2005	2004	2003

Global Discovery Fund	23%	50%	31%		53%	28%	30%
Global Growth Fund	16	38	31		26	24	27
Global Small Capitalization Fund	20	49	50		47	49	51
Growth Fund	11	40	35		29	30	34
International Fund	24	41	29		40	37	40
New World Fund	12	34	32		26	18	19
Blue Chip Income and Growth Fund	10	27	21		33	13	12
Global Growth and Income Fund	14	36	8	(8)	-	-	-
Growth-Income Fund	15	24	25		20	21	21
Asset Allocation Fund	8	29	38		23	20	20
Bond Fund	29	57	57		46	34	20
Global Bond Fund	47	85	7	(9)	-	-	-
High-Income Bond Fund	15	32	35		35	38	48
U.S. Government/AAA-Rated Securities Fund	36	91	76		86	68	63
Cash Management Fund	-	-	-		-	-	-

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) This column reflects the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services.
(4) Unaudited.
(5) Annualized.
(6) Amount less than $.01.
(7) From January 16, 2004, when Class 3 shares were first issued.
(8) From May 1, 2006, commencement of operations.
(9) From October 4, 2006 , commencement of operations.
(10) From November 6, 2006, when Class 2 shares were first issued.

See Notes to Financial Statements

Expense example
unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the Series, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2008, through June 30, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1/1/2008	Ending account value 6/30/2008	Expenses paid during period*	Annualized expense ratio

Global Discovery Fund
Class 1 -- actual return	$1,000.00	$870.93	$2.51	.54%
Class 1 -- assumed 5% return	1,000.00	1,022.18	2.72	.54
Class 2 -- actual return	1,000.00	869.58	3.67	.79
Class 2 -- assumed 5% return	1,000.00	1,020.93	3.97	.79
Global Growth Fund
Class 1 -- actual return	$1,000.00	$903.64	$2.32	.49%
Class 1 -- assumed 5% return	1,000.00	1,022.43	2.46	.49
Class 2 -- actual return	1,000.00	902.64	3.50	.74
Class 2 -- assumed 5% return	1,000.00	1,021.18	3.72	.74
Global Small Capitalization Fund
Class 1 -- actual return	$1,000.00	$877.20	$3.13	.67%
Class 1 -- assumed 5% return	1,000.00	1,021.53	3.37	.67
Class 2 -- actual return	1,000.00	876.09	4.29	.92
Class 2 -- assumed 5% return	1,000.00	1,020.29	4.62	.92
Growth Fund
Class 1 -- actual return	$1,000.00	$924.03	$1.44	.30%
Class 1 -- assumed 5% return	1,000.00	1,023.37	1.51	.30
Class 2 -- actual return	1,000.00	922.85	2.63	.55
Class 2 -- assumed 5% return	1,000.00	1,022.13	2.77	.55
Class 3 -- actual return	1,000.00	923.09	2.30	.48
Class 3 -- assumed 5% return	1,000.00	1,022.48	2.41	.48
International Fund
Class 1 -- actual return	$1,000.00	$883.08	$2.20	.47%
Class 1 -- assumed 5% return	1,000.00	1,022.53	2.36	.47
Class 2 -- actual return	1,000.00	881.73	3.37	.72
Class 2 -- assumed 5% return	1,000.00	1,021.28	3.62	.72
Class 3 -- actual return	1,000.00	882.31	3.04	.65
Class 3 -- assumed 5% return	1,000.00	1,021.63	3.27	.65
New World Fund
Class 1 -- actual return	$1,000.00	$914.17	$3.47	.73%
Class 1 -- assumed 5% return	1,000.00	1,021.23	3.67	.73
Class 2 -- actual return	1,000.00	913.17	4.66	.98
Class 2 -- assumed 5% return	1,000.00	1,019.99	4.92	.98
Blue Chip Income and Growth Fund
Class 1 -- actual return	$1,000.00	$849.27	$1.79	.39%
Class 1 -- assumed 5% return	1,000.00	1,022.92	1.96	.39
Class 2 -- actual return	1,000.00	848.72	2.94	.64
Class 2 -- assumed 5% return	1,000.00	1,021.68	3.22	.64
Global Growth and Income Fund
Class 1 -- actual return	$1,000.00	$905.89	$2.61	.55%
Class 1 -- assumed 5% return	1,000.00	1,022.13	2.77	.55
Class 2 -- actual return	1,000.00	904.78	3.79	.80
Class 2 -- assumed 5% return	1,000.00	1,020.89	4.02	.80
Growth-Income Fund
Class 1 -- actual return	$1,000.00	$890.03	$1.17	.25%
Class 1 -- assumed 5% return	1,000.00	1,023.62	1.26	.25
Class 2 -- actual return	1,000.00	889.20	2.35	.50
Class 2 -- assumed 5% return	1,000.00	1,022.38	2.51	.50
Class 3 -- actual return	1,000.00	889.50	2.02	.43
Class 3 -- assumed 5% return	1,000.00	1,022.73	2.16	.43
Asset Allocation Fund
Class 1 -- actual return	$1,000.00	$937.75	$1.35	.28%
Class 1 -- assumed 5% return	1,000.00	1,023.47	1.41	.28
Class 2 -- actual return	1,000.00	936.37	2.55	.53
Class 2 -- assumed 5% return	1,000.00	1,022.23	2.66	.53
Class 3 -- actual return	1,000.00	937.39	2.22	.46
Class 3 -- assumed 5% return	1,000.00	1,022.58	2.31	.46
Bond Fund
Class 1 -- actual return	$1,000.00	$996.05	$1.79	.36%
Class 1 -- assumed 5% return	1,000.00	1,023.07	1.81	.36
Class 2 -- actual return	1,000.00	995.56	3.03	.61
Class 2 -- assumed 5% return	1,000.00	1,021.83	3.07	.61
Global Bond Fund
Class 1 -- actual return	$1,000.00	$1,036.90	$2.73	.54%
Class 1 -- assumed 5% return	1,000.00	1,022.18	2.72	.54
Class 2 -- actual return	1,000.00	1,036.08	4.00	.79
Class 2 -- assumed 5% return	1,000.00	1,020.93	3.97	.79
High-Income Bond Fund
Class 1 -- actual return	$1,000.00	$984.97	$2.12	.43%
Class 1 -- assumed 5% return	1,000.00	1,022.73	2.16	.43
Class 2 -- actual return	1,000.00	983.55	3.35	.68
Class 2 -- assumed 5% return	1,000.00	1,021.48	3.42	.68
Class 3 -- actual return	1,000.00	984.63	3.01	.61
Class 3 -- assumed 5% return	1,000.00	1,021.83	3.07	.61
U.S. Government/AAA-Rated Securities Fund
Class 1 -- actual return	$1,000.00	$1,011.12	$2.00	.40%
Class 1 -- assumed 5% return	1,000.00	1,022.87	2.01	.40
Class 2 -- actual return	1,000.00	1,010.00	3.25	.65
Class 2 -- assumed 5% return	1,000.00	1,021.63	3.27	.65
Class 3 -- actual return	1,000.00	1,009.93	2.90	.58
Class 3 -- assumed 5% return	1,000.00	1,021.98	2.92	.58
Cash Management Fund
Class 1 -- actual return	$1,000.00	$1,012.89	$1.50	.30%
Class 1 -- assumed 5% return	1,000.00	1,023.37	1.51	.30
Class 2 -- actual return	1,000.00	1,011.72	2.75	.55
Class 2 -- assumed 5% return	1,000.00	1,022.13	2.77	.55
Class 3 -- actual return	1,000.00	1,011.75	2.40	.48
Class 3 -- assumed 5% return	1,000.00	1,022.48	2.41	.48

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 366 (to reflect the one-half year period).

Board of trustees and other officers

“Independent” trustees
	Year first
	elected
	a trustee
Name and age	of the series[1]	Principal occupation(s) during past five years

Lee A. Ault III, 72	1999	Private investor and corporate director; former
Chairman of the Board		Chairman of the Board, In-Q-Tel, Inc. (technology
(Independent and		venture company funded principally by the Central
Non-Executive)		Intelligence Agency); former Chairman of the Board, President and CEO, Telecredit, Inc. (payment services)

H. Frederick Christie, 75	1994	Private investor; former President and CEO, The Mission Group (non-utility holding company, subsidiary of Southern California Edison Company)

Joe E. Davis, 74	1991	Private investor; former Chairman of the Board, Linear Corporation (linear motor design and production)

Martin Fenton, 73	1995	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 62	1999	President and CEO, Fuller Consulting (financial management consulting firm)

W. Scott Hedrick, 62	2007	Founding General Partner, InterWest Partners (venture capital firm focused on information technology and life sciences); Lecturer, Stanford Graduate School of Business

Merit E. Janow, 50	2007	Professor, Columbia University, School of International and Public Affairs; former Member, World Trade Organization Appellate Body

Mary Myers Kauppila, 54	1994	Private investor; Chairman of the Board and CEO, Ladera Management Company (venture capital and agriculture); former owner and President, Energy Investment, Inc.

Kirk P. Pendleton, 68	1996	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	trustee	Other directorships[3] held by trustee

Lee A. Ault III, 72	2	Anworth Mortgage Asset Corporation;
Chairman of the Board		Office Depot, Inc.
(Independent and
Non-Executive)

H. Frederick Christie, 75	21	AECOM Technology Corporation; DineEquity, Inc.; Ducommun Incorporated; Southwest Water Company

Joe E. Davis, 74	2	Anworth Mortgage Asset Corporation; Natural Alternatives International, Inc.

Martin Fenton, 73	18	None

Leonard R. Fuller, 62	16	None

W. Scott Hedrick, 62	2	Hot Topic, Inc.; Office Depot, Inc.

Merit E. Janow, 50	4	The NASDAQ Stock Market LLC; Trimble Navigation Limited

Mary Myers Kauppila, 54	6	None

Kirk P. Pendleton, 68	7	None

“Interested” trustees[4]

	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with series	the series[1]	underwriter of the series

James K. Dunton, 70	1993	Senior Vice President — Capital Research Global
Vice Chairman of the Board		Investors, Capital Research and Management Company; Director, Capital Research and Management Company

Donald D. O’Neal, 48	1998	Senior Vice President — Capital Research Global
President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with series	trustee	Other directorships[3] held by trustee

James K. Dunton, 70	2	None
Vice Chairman of the Board

Donald D. O’Neal, 48	3	None
President

The statement of additional information includes additional information about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years and
Name, age and	an officer	positions held with affiliated entities or the
position with series	of the series[1]	principal underwriter of the series

Michael J. Downer, 53	1991	Senior Vice President, Fund Business Management
Executive Vice President		Group, and Coordinator, Legal and Compliance — Capital Research and Management Company; Director, American Funds Distributors, Inc.;[5] Director, Capital Bank and Trust Company[5]

Alan N. Berro, 47	1998	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

Abner D. Goldstine, 78	1993	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, Capital Research and Management Company

John H. Smet, 51	1994	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Director, American Funds Distributors, Inc.[5]

Claudia P. Huntington, 56	1994	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Robert W. Lovelace, 45	1997	Senior Vice President — Capital World Investors,
Vice President		Capital Research and Management Company; Director, Capital Research and Management Company; Chairman of the Board, Capital Research Company[5]

Susan M. Tolson, 46	1999	Senior Vice President — Fixed Income, Capital
Vice President		Research and Management Company

Steven I. Koszalka, 44	2003	Assistant Vice President — Fund Business
Secretary		Management Group, Capital Research and Management Company

David A. Pritchett, 42	1999	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Karl C. Grauman, 40	2006	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1] Trustees and officers of the series serve until their resignation, removal or retirement.
[2] Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3] This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4] “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

[5] Company affiliated with Capital Research and Management Company.

[logo - American Funds®]

The right choice for the long term®

Offices of the series and
of the investment adviser
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th floor
San Francisco, CA 94105-3441

Independent registered public
accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The series files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

Complete June 30, 2008, portfolios of American Funds Insurance Series’ investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after September 30, 2008, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. INGESR-995-0808P

Litho in USA RCG/AL/6311-S16330

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

American Funds Insurance Series®
Global Discovery Fund
Investment portfolio

June 30, 2008
unaudited

Common stocks — 87.37%	Shares	Market value (000)

SOFTWARE & SERVICES — 12.59%
Yahoo! Inc.[1]	260,000	$5,372
Google Inc., Class A1	10,000	5,264
Global Payments Inc.	95,000	4,427
Oracle Corp.[1]	125,000	2,625
Microsoft Corp.	83,300	2,292
MasterCard Inc., Class A	8,423	2,236
United Internet AG2	108,000	2,127
Wirecard AG1,2	158,000	2,024
SAP AG2	35,000	1,831
eBay Inc.[1]	60,000	1,640
Tencent Holdings Ltd.[2]	151,600	1,164
Moneysupermarket.com Group PLC[2]	235,000	455
		31,457

ENERGY — 8.70%
Schlumberger Ltd.	109,500	11,764
Smith International, Inc.	50,000	4,157
WorleyParsons Ltd.[2]	100,000	3,623
Baker Hughes Inc.	25,000	2,183
		21,727

BANKS — 7.99%
Banco Bradesco SA, preferred nominative	146,500	3,030
BOC Hong Kong (Holdings) Ltd.[2]	760,000	2,010
HSBC Holdings PLC (Hong Kong)[2]	110,000	1,708
Hudson City Bancorp, Inc.	100,000	1,668
HDFC Bank Ltd.[2]	70,000	1,643
M&T Bank Corp.	22,000	1,552
PT Bank Mandiri (Persero) Tbk[2]	5,000,000	1,413
Grupo Financiero Banorte, SAB de CV, Series O	280,000	1,316
BNP Paribas SA2	11,110	996
Raiffeisen International Bank-Holding AG2	7,383	936
Banco Bilbao Vizcaya Argentaria, SA2	45,600	869
Erste Bank der oesterreichischen Sparkassen AG2	10,000	619
Banco Santander, SA2	29,558	540
Freddie Mac	30,000	492
Siam City Bank PCL[1,2]	1,045,000	477
Mizuho Financial Group, Inc.[2]	75	348
Malayan Banking Bhd.[2]	95,625	207
Hypo Real Estate Holding AG2	5,127	144
		19,968

TECHNOLOGY HARDWARE & EQUIPMENT — 6.93%
Apple Inc.[1]	33,000	5,526
Cisco Systems, Inc.[1]	145,000	3,373
Delta Electronics, Inc.[2]	525,000	1,466
Avid Technology, Inc.[1]	85,000	1,444
EMC Corp.[1]	95,136	1,398
Seagate Technology	65,000	1,243
Advantech Co., Ltd.[2]	410,214	1,050
HOYA CORP.[2]	45,000	1,045
Acer Inc.[2]	260,895	510
Wintek Corp.[1,2]	421,368	257
		17,312

MEDIA — 6.00%
Time Warner Inc.	245,000	3,626
British Sky Broadcasting Group PLC[2]	305,000	2,865
Daily Mail and General Trust PLC, Class A, nonvoting[2]	280,000	1,741
CTC Media, Inc.[1]	70,000	1,726
Vivendi SA2	36,000	1,364
Walt Disney Co.	38,000	1,186
Grupo Televisa, SAB, ordinary participation certificates (ADR)	44,000	1,039
XM Satellite Radio Holdings Inc., Class A1	125,000	980
Next Media Ltd.[2]	1,157,000	443
E. W. Scripps Co., Class A3	9,900	30
		15,000

TELECOMMUNICATION SERVICES — 5.74%
Millicom International Cellular SA	40,000	4,140
MTN Group Ltd.[2]	217,000	3,445
Singapore Telecommunications Ltd.[2]	730,000	1,949
OJSC Mobile TeleSystems (ADR)	20,000	1,532
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B2	1,574,000	1,249
Philippine Long Distance Telephone Co. (ADR)	9,100	486
Philippine Long Distance Telephone Co.[2]	9,100	486
Vodafone Group PLC[2]	259,875	766
LG Telecom Ltd.[2]	38,855	295
		14,348

UTILITIES — 5.69%
Xinao Gas Holdings Ltd.[2]	2,610,000	4,470
Iberdrola Renovables, SA Unipersonal[1,2]	550,000	4,248
Veolia Environnement[2]	64,700	3,607
Hong Kong and China Gas Co. Ltd.[2]	786,500	1,886
		14,211

HEALTH CARE EQUIPMENT & SERVICES — 4.96%
American Medical Systems Holdings, Inc.[1]	369,000	5,517
Inverness Medical Innovations, Inc.[1]	87,000	2,886
Varian Medical Systems, Inc.[1]	38,000	1,970
Express Scripts, Inc.[1]	20,000	1,254
Medtronic, Inc.	15,000	776
		12,403

RETAILING — 4.79%
Amazon.com, Inc.[1]	40,000	2,933
Bed Bath & Beyond Inc.[1]	65,000	1,827
Best Buy Co., Inc.	38,900	1,540
Lowe’s Companies, Inc.	65,000	1,349
O’Reilly Automotive, Inc.[1]	60,000	1,341
Tractor Supply Co.[1]	45,000	1,307
Abercrombie & Fitch Co., Class A	20,000	1,254
Takashimaya Co., Ltd.[2]	46,000	419
		11,970

INSURANCE — 3.94%
American International Group, Inc.	150,000	3,969
Sampo Oyj, Class A2	125,000	3,144
China Life Insurance Co. Ltd., Class H2	398,000	1,387
Genworth Financial, Inc., Class A	75,000	1,336
		9,836

CAPITAL GOODS — 2.89%
Boart Longyear Ltd.[2,4]	1,269,230	2,710
Boart Longyear Ltd.[2]	700,000	1,494
Max India Ltd.[1,2]	500,000	1,828
Wolseley PLC[2]	160,000	1,190
		7,222

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES — 2.67%
Novo Nordisk A/S, Class B2	46,000	3,033
Forest Laboratories, Inc.[1]	50,000	1,737
Richter Gedeon NYRT[2]	5,500	1,188
UCB SA2	19,654	723
		6,681

COMMERCIAL SERVICES & SUPPLIES — 2.35%
Randstad Holding NV2	80,000	2,793
Downer EDI Ltd.[2]	327,173	2,153
Monster Worldwide, Inc.[1]	45,000	927
		5,873

TRANSPORTATION — 2.17%
Ryanair Holdings PLC (ADR)[1]	186,400	5,344
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	2,700	79
		5,423

DIVERSIFIED FINANCIALS — 1.36%
State Street Corp.	25,000	1,600
American Express Co.	30,000	1,130
Citigroup Inc.	40,000	670
		3,400

CONSUMER DURABLES & APPAREL — 1.21%
China Dongxiang (Group) Co., Ltd.[2]	3,000,000	1,205
GEOX SpA[2]	105,050	1,062
Burberry Group PLC[2]	84,000	754
		3,021

FOOD & STAPLES RETAILING — 1.06%
Costco Wholesale Corp.	16,000	1,122
Whole Foods Market, Inc.	45,000	1,066
Wal-Mart de México, SAB de CV, Series V	118,600	470
		2,658

CONSUMER SERVICES — 1.02%
Las Vegas Sands Corp.[1]	40,000	1,898
OPAP (Greek Organization of Football Prognostics) SA2	18,490	644
		2,542

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.94%
Intel Corp.	65,000	1,396
Siliconware Precision Industries Co., Ltd.[2]	603,611	885
Sunplus Technology Co. Ltd.[2]	59,595	57
		2,338

REAL ESTATE — 0.13%
AEON Mall Co., Ltd.[2]	11,000	325

MISCELLANEOUS — 4.24%
Other common stocks in initial period of acquisition		10,586

Total common stocks (cost: $218,504,000)		218,301

Convertible securities — 0.77%

DIVERSIFIED FINANCIALS — 0.70%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred[2,4]	38,000	1,736

MISCELLANEOUS — 0.07%
Other convertible securities in initial period of acquisition		174

Total convertible securities (cost: $2,121,000)		1,910

	Principal amount
Short-term securities — 10.99%	(000)

Enterprise Funding Corp. 2.55% due 7/1/2008[5]	$4,500	4,500
Pfizer Inc 2.28% due 9/26/2008[5]	4,300	4,270
Brown-Forman Corp. 2.13% due 7/23/2008[5]	3,950	3,943
Honeywell International Inc. 2.08% due 7/29/2008[5]	3,400	3,393
Procter & Gamble International Funding S.C.A. 2.27% due 9/17/2008[5]	3,300	3,280
John Deere Capital Corp. 2.06% due 7/22/2008[5]	2,800	2,796
Coca-Cola Co. 2.10% due 8/5/2008[5]	2,000	1,995
Kimberly-Clark Worldwide Inc. 2.10% due 8/11/2008[5]	2,000	1,994
Freddie Mac 2.44% due 10/20/2008	1,300	1,291

Total short-term securities (cost: $27,475,000)		27,462

Total investment securities (cost: $248,100,000)		247,673
Other assets less liabilities		2,177

Net assets		$249,850

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $87,656,000, which represented 35.08% of the net assets of the fund.

[3]	This security has been authorized but has not yet been isued.
[4]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Market value (000)	Percent of net assets

Boart Longyear Ltd.	4/4/2007	$1,922	$2,710	.10%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred	1/15/2008	1,900	$1,736	1.08

Total restricted securities		$3,822	$4,446	1.78%

[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $26,171,000, which represented 10.47% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Global Growth Fund
Investment portfolio

June 30, 2008
 unaudited

Common stocks — 82.17%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 13.32%
Microsoft Corp.	3,095,000	$85,143
Samsung Electronics Co., Ltd.[1]	138,440	82,803
Yahoo! Inc.[2]	2,927,200	60,476
STMicroelectronics NV1	4,454,000	45,980
Nokia Corp.[1]	1,486,500	36,435
Nokia Corp. (ADR)	334,000	8,183
Oracle Corp.[2]	2,000,000	42,000
International Business Machines Corp.	350,000	41,485
Google Inc., Class A2	75,000	39,481
Cisco Systems, Inc.[2]	1,611,000	37,472
Citizen Holdings Co., Ltd.[1]	3,360,700	25,701
Taiwan Semiconductor Manufacturing Co. Ltd.[1,2]	7,255,633	15,518
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)[2]	713,468	7,784
SAP AG1	240,000	12,553
SAP AG (ADR)	200,000	10,422
ASML Holding NV (New York registered)	801,044	19,545
ASML Holding NV1	111,111	2,708
Canon, Inc.[1]	379,000	19,461
Hon Hai Precision Industry Co., Ltd.[1]	3,862,692	18,999
High Tech Computer Corp.[1]	620,000	13,871
Tyco Electronics Ltd.	366,250	13,119
Agilent Technologies, Inc.[2]	350,000	12,439
Nortel Networks Corp.[2]	1,500,000	12,330
Hynix Semiconductor Inc.[1,2]	507,000	12,033
KLA-Tencor Corp.	287,921	11,721
Altera Corp.	550,000	11,385
Venture Corp. Ltd.[1]	1,300,000	9,395
Murata Manufacturing Co., Ltd.[1]	175,000	8,315
Texas Instruments Inc.	250,000	7,040
Elpida Memory, Inc.[1,2]	210,000	6,756
Dell Inc.[2]	300,000	6,564
EMC Corp.[2]	410,500	6,030
livedoor holdings Co., Ltd.[1,2]	64,000	5,947
Motorola, Inc.	800,000	5,872
Rohm Co., Ltd.[1]	98,000	5,633
Chartered Semiconductor Manufacturing Ltd[1,2]	6,009,000	3,435
Trend Micro Inc.[1]	68,500	2,258
		766,292

CONSUMER DISCRETIONARY — 10.29%
GOME Electrical Appliances Holding Ltd.[1]	124,172,000	58,730
Honda Motor Co., Ltd.[1]	1,508,800	51,424
Virgin Media Inc.[2]	2,834,000	38,571
Lowe’s Companies, Inc.	1,615,000	33,511
OPAP (Greek Organization of Football Prognostics) SA1	771,800	26,872
Kohl’s Corp.[2]	625,000	25,025
Liberty Media Corp., Liberty Interactive, Series A2	1,660,000	24,502
Toyota Motor Corp.[1]	517,500	24,385
News Corp., Class A	1,583,407	23,814
Esprit Holdings Ltd.[1]	2,100,500	21,863
Yamaha Corp.[1]	1,081,000	20,939
adidas AG1	327,000	20,601
H & M Hennes & Mauritz AB, Class B1	376,000	20,320
Yamada Denki Co., Ltd.[1]	276,000	19,655
Harman International Industries, Inc.	440,000	18,212
Yue Yuen Industrial (Holdings) Ltd.[1]	7,300,000	17,318
Carnival Corp., units	525,000	17,304
Target Corp.	370,000	17,201
Burberry Group PLC[1]	1,870,000	16,795
McDonald’s Corp.	250,000	14,055
Aristocrat Leisure Ltd.[1]	1,949,756	11,978
Bosideng International Holdings Ltd.[1,2]	64,000,000	10,633
NIKE, Inc., Class B	160,000	9,538
Best Buy Co., Inc.	235,000	9,306
Nikon Corp.[1]	301,000	8,764
Kesa Electricals PLC[1]	2,473,400	7,787
Suzuki Motor Corp.[1]	313,000	7,398
Cie. Financière Richemont SA, Class A, units[1]	115,000	6,371
Limited Brands, Inc.	200,000	3,370
DSG International PLC[1]	3,466,929	3,052
Multi Screen Media Private Ltd.[1,2,3]	16,148	1,539
Aisin Seiki Co., Ltd.[1]	38,000	1,243
		592,076

INDUSTRIALS — 9.39%
General Electric Co.	2,895,455	77,280
Deutsche Post AG1	2,802,700	73,159
Vallourec SA1	185,000	64,666
KBR, Inc.	1,605,000	56,031
Schneider Electric SA1	394,091	42,503
Siemens AG1	240,000	26,592
ALSTOM SA1	106,400	24,410
Ryanair Holdings PLC (ADR)[2]	703,100	20,158
Randstad Holding NV1	517,000	18,050
Tata Motors Ltd.[1]	1,535,000	15,260
United Technologies Corp.	245,000	15,116
Tyco International Ltd.	366,250	14,665
Asciano Ltd., units[1]	3,720,000	12,404
Illinois Tool Works Inc.	230,000	10,927
ABB Ltd[1,2]	355,000	10,051
FANUC LTD[1]	100,000	9,761
European Aeronautic Defence and Space Co. EADS NV1	500,000	9,390
Michael Page International PLC[1]	1,995,000	9,272
Macquarie Infrastructure Group[1]	4,000,000	8,878
Suzlon Energy Ltd.[1,2]	1,618,700	8,145
Finmeccanica SpA[1]	235,000	6,142
United Parcel Service, Inc., Class B	75,000	4,610
Koc Holding AS, Class B1,2	990,150	2,711
		540,181

FINANCIALS — 8.64%
Macquarie Group Ltd.[1]	1,250,000	58,063
Banco Santander, SA1	2,957,514	53,996
Allianz SE1	292,000	51,339
Société Générale[1]	460,000	39,625
Citigroup Inc.	1,862,900	31,222
AEON Credit Service (Asia) Co. Ltd.[1]	2,000,000	25,051
Industrial and Commercial Bank of China Ltd., Class H1	34,500,000	23,526
Mizuho Financial Group, Inc.[1]	5,000	23,194
HSBC Holdings PLC (United Kingdom)[1]	1,500,000	23,136
ICICI Bank Ltd.[1,2]	837,300	12,297
ICICI Bank Ltd. (ADR)[2]	308,750	8,880
AXA SA1	633,000	18,669
AFLAC Inc.	295,700	18,570
Erste Bank der oesterreichischen Sparkassen AG1	288,480	17,856
Samsung Card Co., Ltd.[1]	323,390	14,256
Bumiputra-Commerce Holdings Bhd.[1]	5,675,000	13,924
ING Groep NV, depository receipts[1]	422,422	13,357
Prudential PLC[1]	1,260,000	13,350
Lloyds TSB Group PLC[1]	1,550,000	9,502
Türkiye Is Bankasi AS, Class C1	2,405,000	7,892
Westfield Group[1]	458,603	7,144
Bank of Nova Scotia	140,000	6,417
BOC Hong Kong (Holdings) Ltd.[1]	2,216,000	5,861
		497,127

HEALTH CARE — 7.98%
Novo Nordisk A/S, Class B1	1,455,200	95,958
Roche Holding AG1	293,500	52,834
UCB SA1	1,350,020	49,683
Hospira, Inc.[2]	630,000	25,269
Pharmaceutical Product Development, Inc.	544,350	23,353
Smith & Nephew PLC[1]	2,052,000	22,544
Stryker Corp.	355,000	22,322
UnitedHealth Group Inc.	850,000	22,312
Nobel Biocare Holding AG1	677,070	22,074
CIGNA Corp.	610,000	21,588
Aetna Inc.	500,000	20,265
Pfizer Inc	1,100,000	19,217
Mentor Corp.	460,000	12,797
Shire PLC (ADR)	250,000	12,282
Intuitive Surgical, Inc.[2]	35,700	9,618
Rhön-Klinikum AG, non-registered shares[1]	301,600	9,574
ResMed Inc[2]	267,000	9,543
Merck & Co., Inc.	200,000	7,538
		458,771

MATERIALS — 7.78%
JSC Uralkali (GDR)[1]	484,568	35,160
JSC Uralkali (GDR)[1,4]	444,915	32,282
AMG Advanced Metallurgical Group NV1,2	696,200	59,065
Central African Mining & Exploration Co. PLC[1,2]	38,250,000	42,262
Freeport-McMoRan Copper & Gold Inc.	255,000	29,883
K+S AG1	50,000	28,704
Bayer AG, non-registered shares[1]	250,000	21,011
Potash Corp. of Saskatchewan Inc.	85,000	19,428
First Quantum Minerals Ltd.	275,400	19,028
UPM-Kymmene Oyj[1]	1,090,000	17,731
Akzo Nobel NV1	258,000	17,674
Cía. Vale do Rio Doce, Class A, preferred nominative (ADR)	580,000	17,307
Aracruz Celulose SA, Class B, preferred nominative (ADR)	217,000	15,926
Newmont Mining Corp.	300,000	15,648
OAO Severstal (GDR)[1]	574,600	14,844
Sigma-Aldrich Corp.	239,649	12,907
Nitto Denko Corp.[1]	300,000	11,513
Weyerhaeuser Co.	200,000	10,228
Holcim Ltd.[1]	100,000	8,111
Alcoa Inc.	183,100	6,522
Norsk Hydro ASA[1]	446,250	6,507
Mondi PLC[1]	1,000,000	5,867
		447,608

TELECOMMUNICATION SERVICES — 7.39%
Koninklijke KPN NV1	5,775,830	98,799
NTT DoCoMo, Inc.[1]	43,200	63,464
Vodafone Group PLC (ADR)	1,000,000	29,460
Vodafone Group PLC[1]	7,131,250	21,019
KDDI Corp.[1]	5,517	34,216
América Móvil, SAB de CV, Series L (ADR)	585,000	30,859
Qwest Communications International Inc.	7,000,000	27,510
Telecom Italia SpA[1]	6,595,500	13,215
Telecom Italia SpA, nonvoting[1]	6,921,500	11,166
Telekom Austria AG, non-registered shares[1]	1,033,200	22,372
SOFTBANK CORP.[1]	1,260,000	21,240
Telefónica, SA1	680,799	18,004
AT&T Inc.	500,000	16,845
Sprint Nextel Corp., Series 1	1,001,750	9,517
Telstra Corp. Ltd.[1]	1,770,000	7,188
		424,874

CONSUMER STAPLES — 6.19%
Unilever NV, depository receipts[1]	1,684,000	47,785
Avon Products, Inc.	945,800	34,068
Cosan Ltd., Class A2	2,600,000	32,890
Archer Daniels Midland Co.	800,000	27,000
PepsiCo, Inc.	337,000	21,430
Diageo PLC[1]	1,100,000	20,210
Coca-Cola Co.	360,000	18,713
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	246,000	15,584
Cia. de Bebidas das Américas — AmBev, ordinary nominative (ADR)	44,000	2,594
Woolworths Ltd.[1]	608,483	14,241
SABMiller PLC[1]	600,000	13,743
IOI Corp. Bhd.[1]	5,730,000	13,097
Parmalat Spa[1]	4,790,000	12,494
C&C Group PLC[1]	2,000,000	11,061
Tesco PLC[1]	1,430,000	10,504
Groupe Danone SA1	145,000	10,153
Nestlé SA1	200,000	9,044
Beiersdorf AG1	116,500	8,575
Procter & Gamble Co.	135,000	8,209
METRO AG1	127,500	8,129
Wal-Mart de México, SAB de CV, Series V (ADR)[1]	200,000	7,930
Kimberly-Clark de México, SAB de CV, Class A	1,540,000	6,266
Altria Group, Inc.	125,000	2,570
		356,290

ENERGY — 5.86%
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	400,000	28,332
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	250,000	14,487
TOTAL SA1	490,000	41,798
Schlumberger Ltd.	360,000	38,675
Tenaris SA (ADR)	465,000	34,642
Royal Dutch Shell PLC, Class B1	574,666	23,104
Royal Dutch Shell PLC, Class B (ADR)	139,643	11,187
Canadian Natural Resources, Ltd.	280,700	27,800
Reliance Industries Ltd.[1]	567,000	27,680
Baker Hughes Inc.	260,000	22,708
OAO Gazprom (ADR)[1]	300,000	17,366
Imperial Oil Ltd.	257,928	14,226
StatoilHydro ASA[1]	366,435	13,704
ENI SpA[1]	300,000	11,178
SK Energy Co., Ltd.[1]	88,706	9,856
		336,743

UTILITIES — 3.75%
British Energy Group plc[1]	2,700,000	38,182
SUEZ SA1	550,000	37,376
Public Power Corp. SA1	926,700	32,245
E.ON AG1	142,800	28,774
Veolia Environnement[1]	425,900	23,743
CLP Holdings Ltd.[1]	2,430,000	20,808
RWE AG1	100,000	12,623
NTPC Ltd.[1]	3,477,647	12,309
Enel SpA[1]	1,000,000	9,493
		215,553

MISCELLANEOUS — 1.58%
Other common stocks in initial period of acquisition		90,668

Total common stocks (cost: $4,368,177,000)		4,726,183

	Principal amount
Short-term securities — 17.82%	(000)

Federal Home Loan Bank 2.06%–2.52% due 7/2–12/29/2008	$130,400	129,883
Fannie Mae 1.86%–2.36% due 8/20–9/17/2008	106,600	106,237
AstraZeneca PLC 2.25%–2.92% due 8/26–10/1/2008[4]	79,900	79,336
Freddie Mac 2.06%–2.205% due 7/3–9/12/2008	70,800	70,593
American Honda Finance Corp. 2.12% due 7/16/2008	68,500	68,429
Novartis Finance Corp. 2.06%–2.30% due 7/29–8/7/2008[4]	52,300	52,179
BASF AG 2.15% due 7/25/2008[4]	50,000	49,925
Bank of America Corp. 2.52% due 8/1/2008	36,300	36,219
Ranger Funding Co. LLC 2.77% due 9/16/2008[4]	11,700	11,630
National Australia Funding (Delaware) Inc. 2.58%–2.65% due 7/15–8/4/2008[4]	44,500	44,417
Jupiter Securitization Co., LLC 2.47% due 7/18/2008[4]	23,600	23,571
Park Avenue Receivables Co., LLC 2.50% due 8/5/2008[4]	19,600	19,551
Eksportfinans ASA 2.30%–2.50% due 7/9–7/15/2008[4]	32,100	32,074
Electricité de France 2.23%–2.27% due 7/21–8/6/2008[4]	31,000	30,937
Barton Capital LLC 2.45%–2.47% due 7/8–7/9/2008[4]	29,800	29,783
Danske Corp. 2.48%–2.73% due 7/1–8/4/2008[4]	29,000	28,979
Westpac Banking Corp. 2.43% due 7/17/2008[4]	28,600	28,566
Coca-Cola Co. 2.20% due 8/22/2008[4]	25,500	25,397
Toronto-Dominion Holdings USA Inc. 2.48% due 7/2/2008[4]	23,200	23,197
Variable Funding Capital Corp. 2.53% due 8/8/2008[4]	17,900	17,851
AT&T Inc. 2.34% due 9/9/2008[4]	17,000	16,908
CBA (Delaware) Finance Inc. 2.45% due 7/14/2008	16,700	16,684
Royal Bank of Scotland PLC 2.58% due 8/13/2008	15,000	14,951
KfW 4(2) CP 2.11%–2.28% due 7/11–8/22/2008[4]	14,100	14,066
ING (U.S.) Funding LLC 2.57% due 8/22/2008	10,900	10,857
Ciesco LLC 4(2) CP 2.53% due 7/14/2008[4]	10,600	10,590
BNP Paribas Finance Inc. 2.41% due 7/24/2008	10,000	9,984
U.S. Treasury Bills 1.38% due 9/4/2008	9,400	9,371
Medtronic Inc. 2.14% due 7/14/2008[4]	8,200	8,193
Caisse d’Amortissement de la Dette Sociale 2.20% due 8/18/2008	5,000	4,985

Total short-term securities (cost: $1,025,494,000)		1,025,343

Total investment securities (cost: $5,393,671,000)		5,751,526
Other assets less liabilities		314

Net assets		$5,751,840

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $2,927,615,000, which represented 50.90% of the net assets of the fund.

[2]	Security did not produce income during the last 12 months.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 9/6/2000–4/18/2002 at a cost of $6,378,000) may be subject to legal or contractual restrictions on resale.

[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $579,432,000, which represented 10.07% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Global Small Capitalization Fund
Investment portfolio

June 30, 2008
 unaudited
Common stocks — 91.14%	Shares	Market value (000)

INDUSTRIALS — 14.25%
International Container Terminal Services, Inc.[1]	47,285,000	$31,077
Samsung Engineering Co., Ltd.[1]	370,550	27,675
Hyunjin Materials Co., Ltd.[1]	605,000	27,352
Sungkwang Bend Co., Ltd.[1]	748,934	21,332
GS Engineering & Construction Corp.[1]	175,000	19,098
Horizon North Logistics Inc.[2]	5,400,000	17,501
Corrections Corporation of America[2]	600,000	16,482
TaeWoong Co., Ltd.[1]	165,000	15,886
ALL — América Latina Logística, units	1,228,000	15,883
Koninklijke BAM Groep NV1	877,000	15,498
JVM Co., Ltd.[1,3]	411,500	15,355
Pyeong San Co., Ltd.[1]	318,000	15,010
TK Corp.[1,2]	315,000	13,514
Herman Miller, Inc.	542,500	13,503
Michaniki SA1	2,273,558	13,391
Hopewell Holdings Ltd.[1]	3,200,000	11,350
Kumho Industrial Co., Ltd.[1]	437,674	10,125
MISUMI Group Inc.[1]	537,000	10,019
J&P-AVAX SA1	1,406,000	9,545
NCI Building Systems, Inc.[2]	258,000	9,476
Danieli & C. Officine Meccaniche SpA[1]	400,000	9,400
Crane Group Ltd.[1]	755,000	9,303
Lonrho PLC[1,2,3]	20,224,000	9,264
Downer EDI Ltd.[1]	1,397,323	9,194
Container Corp. of India Ltd.[1]	481,526	8,702
Sintex Industries Ltd.[1,2]	1,166,166	8,417
Frigoglass SAIC[1]	322,000	7,846
Dalian Port (PDA) Co. Ltd., Class H1	13,700,000	7,688
Aboitiz Equity Ventures, Inc.[1]	48,700,000	7,492
BayWa AG1	101,450	6,654
IJM Corp. Bhd.[1]	3,814,800	6,425
Georg Fischer Ltd[1,2]	15,550	6,360
Jain Irrigation Systems Ltd.[1]	525,000	5,968
ELLINIKI TECHNODOMIKI TEB SA1	460,000	5,845
Goodpack Ltd.[1]	4,940,000	5,537
MSC Industrial Direct Co., Inc., Class A	125,000	5,514
SIA Engineering Co. Ltd.[1]	1,929,000	5,292
Intertek Group PLC[1]	235,000	4,618
Mine Safety Appliances Co.	110,000	4,399
TrueBlue, Inc.[2]	323,102	4,268
Aalberts Industries NV1	214,883	4,056
Daekyung Machinery & Engineering Co., Ltd.[1,2]	800,000	3,836
BELIMO Holding AG1	3,450	3,575
I. Kloukinas — I. Lappas SA1	403,000	3,392
Houston Wire & Cable Co.	165,400	3,291
S1 Corp.[1]	50,000	2,999
Aker American Shipping ASA[1,2]	188,000	2,958
Kaba Holding AG1	9,500	2,892
Nabtesco Corp.[1]	188,000	2,887
Emeco Holdings Ltd.[1]	2,810,000	2,846
GfK AG1	62,500	2,803
SIG PLC[1]	255,000	2,727
Rollins, Inc.	180,000	2,668
Trakya Cam Sanayii AS1,2	2,366,730	2,561
Wabash National Corp.	325,000	2,457
Permasteelisa SpA[1]	120,000	2,450
Geberit AG1	16,500	2,424
Northgate PLC[1]	334,246	2,347
Uponor Oyj[1]	155,000	2,273
PRONEXUS INC.[1]	318,000	2,173
De La Rue PLC[1]	108,600	1,928
Watsco, Inc.	45,000	1,881
Latécoère SA1	150,801	1,743
G-Shank Enterprise Co., Ltd.[1]	1,748,880	1,684
Kimball International, Inc., Class B	175,000	1,449
NEPES Corp.[1,2]	242,345	1,267
Aker Philadelphia Shipyard ASA[1,2,4]	110,800	1,242
Beacon Roofing Supply, Inc.[2]	115,000	1,220
Hopewell Highway Infrastructure Ltd.[1]	1,454,000	1,103
United Stationers Inc.[2]	28,000	1,035
		539,425

CONSUMER DISCRETIONARY — 13.76%
Jumbo SA1,3	3,900,085	109,336
Fourlis[1,3]	2,708,385	79,340
Lions Gate Entertainment Corp.[2]	2,750,000	28,490
Rambler Media Ltd.[1,2,3]	810,000	22,122
Schibsted ASA[1]	741,000	21,045
Central European Media Enterprises Ltd., Class A2	225,000	20,369
Life Time Fitness, Inc.[2]	659,400	19,485
Pantaloon Retail (India) Ltd.[1]	2,000,000	16,367
Blue Nile, Inc.[2]	353,600	15,035
Live Nation, Inc.[2]	1,200,000	12,696
Integrated Distribution Services Group Ltd.[1]	6,188,000	12,159
GEOX SpA[1]	1,145,750	11,586
Cyrela Brazil Realty SA, ordinary nominative	820,000	11,382
Saks Inc.[2]	1,000,000	10,980
CTC Media, Inc.[2]	425,000	10,481
CarMax, Inc.[2]	620,000	8,798
Cheil Communications Inc.[1]	37,100	8,783
Gafisa SA, ordinary nominative	500,000	8,671
Rightmove PLC[1]	1,582,552	8,440
Café de Coral Holdings Ltd.[1]	3,800,000	6,823
CKE Restaurants, Inc.	500,000	6,235
OSIM International Ltd.[1,2,3]	28,920,000	6,169
Tractor Supply Co.[2]	178,700	5,189
Marvel Entertainment, Inc.[2]	150,000	4,821
Ekornes ASA[1]	293,100	4,324
Pinnacle Entertainment, Inc.[2]	400,000	4,196
Titan Industries Ltd.[1]	169,900	3,929
Billabong International Ltd.[1]	380,000	3,927
CKX, Inc.[2]	424,657	3,716
Denny’s Corp.[2]	1,200,000	3,408
lululemon athletica inc.[2]	110,000	3,197
Ten Alps PLC[1,2]	2,600,000	2,863
Bob Evans Farms, Inc.	100,000	2,860
Phorm, Inc.[1,2]	125,000	2,743
Largan Precision Co., Ltd.[1]	214,200	2,735
Timberland Co., Class A2	150,000	2,452
Next Media Ltd.[1]	6,324,000	2,423
Riken Corp.[1]	525,000	2,353
Amtek Auto Ltd.[1]	360,000	1,999
Hürriyet Gazetecilik ve Matbaacilik AS1,2	1,650,713	1,949
Bloomsbury Publishing PLC[1]	625,000	1,677
Kuoni Reisen Holding AG, Class B1	3,437	1,651
Entertainment Rights PLC[1,2]	8,500,000	1,269
Golden Land Property Development PCL, nonvoting depositary receipt[1]	5,265,943	999
Gaming VC Holdings SA1	200,000	869
Genius Products, Inc.[2]	701,700	119
Mobile Travel Guide, Inc.[1,2,4]	219,739	55
		520,515

MATERIALS — 13.42%
AMG Advanced Metallurgical Group NV1,2	656,000	55,655
Central African Mining & Exploration Co. PLC[1,2]	49,705,000	54,918
KazakhGold Group Ltd. (GDR)[1,2,5]	1,500,000	34,493
KazakhGold Group Ltd. (GDR)[1,2]	164,402	3,780
African Minerals Ltd.[1,2,3]	6,905,000	23,669
African Minerals Ltd.[1,2,3,4]	2,480,000	8,501
European Goldfields Ltd.[1,2]	4,691,100	22,071
Gindalbie Metals Ltd.[1,2]	14,074,863	19,558
Lynas Corp. Ltd.[1,2]	15,117,916	18,798
Tata Chemicals Ltd.[1]	2,303,156	15,428
Caledon Resources PLC[1,2,4]	5,100,713	12,658
Caledon Resources PLC[1,2]	985,000	2,444
Major Drilling Group International Inc.[2]	275,000	13,504
Allied Gold Ltd.[1,2,3]	19,548,500	11,052
Allied Gold Ltd. (GBP denominated)[1,2,3]	3,800,000	2,304
Cleveland-Cliffs Inc	111,400	13,278
Kenmare Resources PLC[1,2]	15,842,759	13,212
Intrepid Potash, Inc.[2]	197,200	12,972
Northern Iron Ltd.[1,2]	2,869,296	11,259
Polo Resources Ltd.[1,2]	45,667,500	10,679
Macarthur Coal Ltd.[1]	650,000	10,421
Coal of Africa Ltd.[1,2]	2,500,000	9,967
Rusoro Mining Ltd.[2,4]	6,011,765	7,675
Rusoro Mining Ltd.[2]	1,666,667	2,128
Jaguar Mining Inc.[2,4]	952,500	9,214
Nihon Parkerizing Co., Ltd.[1]	565,000	9,194
Mwana Africa PLC[1,2]	11,325,000	9,078
FUCHS PETROLUB AG1	91,000	8,986
J.K. Cement Ltd.[1]	2,594,716	7,873
Gemfields Resources PLC[1,2,4,6]	8,149,333	5,683
Gemfields Resources PLC[1,2]	2,000,000	1,395
Oxus Gold PLC[1,2]	18,084,300	6,583
European Minerals Corp.[2]	5,882,318	5,662
Gem Diamonds Ltd.[1,2]	265,000	5,597
Mineral Deposits Ltd.[1,2]	4,731,343	3,724
Mineral Deposits Ltd. (CAD denominated)[1,2]	2,100,000	1,653
Anadolu Cam Sanayii AS1,2	2,972,448	5,262
Banro Corp.[2]	698,000	4,908
Kemira Oyj[1]	382,337	4,805
Samling Global Ltd.[1]	28,860,000	4,502
Katanga Mining Ltd.[2]	322,351	4,125
Gladstone Pacific Nickel Ltd.[1,2]	1,394,000	2,222
Madalena Ventures Inc.[2]	4,265,000	2,178
Midwest Corp. Ltd.[1,2]	334,588	2,063
SSCP Co., Ltd.[1,2]	127,566	1,965
Mangalam Cement Ltd.[1]	790,000	1,921
Uruguay Mineral Exploration Inc.	700,000	1,650
Marshalls PLC[1]	475,000	1,447
Zoloto Resources Ltd.[2]	2,395,200	1,411
Chaarat Gold Holdings Ltd.[1,2,4]	1,710,000	1,295
Hard Creek Nickel Corp.[2,4]	1,997,100	1,000
Energem Resources Inc.[2]	4,065,000	978
Murchison Metals Ltd.[1,2]	227,027	644
PT Sumalindo Lestari Jaya, Tbk[1,2]	2,967,000	447
		507,889

INFORMATION TECHNOLOGY — 11.95%
Novell, Inc.[2]	9,468,800	55,771
Kingboard Chemical Holdings Ltd.[1]	11,482,000	52,922
Heartland Payment Systems, Inc.	1,000,000	23,600
Mentor Graphics Corp.[2]	1,155,000	18,249
austriamicrosystems AG, non-registered shares[1]	384,868	15,741
Delta Electronics (Thailand) PCL[1]	23,250,000	14,298
Infotech Enterprises Ltd.[1]	2,585,988	14,103
SkillSoft PLC (ADR)[2]	1,550,000	14,012
Semtech Corp.[2]	980,000	13,789
AAC Acoustic Technologies Holdings Inc.[1,2]	16,073,000	13,427
TIBCO Software Inc.[2]	1,665,000	12,737
DTS, Inc.[2]	364,095	11,404
Concur Technologies, Inc.[2]	340,000	11,298
Varian Semiconductor Equipment Associates, Inc.[2]	290,000	10,098
TradeDoubler AB1	571,000	9,682
ACI Worldwide, Inc.[2]	535,000	9,411
Halma PLC[1]	2,182,500	9,243
Kingboard Laminates Holdings Ltd.[1]	15,393,509	9,058
Advantech Co., Ltd.[1]	3,535,784	9,046
LoopNet, Inc.[2]	800,500	9,046
Applied Micro Circuits Corp.[2]	990,000	8,475
Verifone Holdings, Inc.[2]	659,300	7,879
Hana Microelectronics PCL[1]	11,370,000	6,240
Global Unichip Corp.[1]	850,000	6,208
Moneysupermarket.com Group PLC[1]	3,015,000	5,835
HSW International, Inc.[1,2,4]	2,576,476	5,334
Tessera Technologies, Inc.[2]	300,000	4,911
Rubicon Technology, Inc.[2]	231,000	4,694
Redington (India) Ltd.[1]	587,671	4,202
Simmtech Co., Ltd.[1]	715,000	4,182
Red Hat, Inc.[2]	200,000	4,138
Veeco Instruments Inc.[2]	250,000	4,020
HireRight, Inc.[2]	233,496	3,993
SupportSoft, Inc.[2]	1,225,000	3,981
Stratasys, Inc.[2]	200,000	3,692
Tripod Technology Corp.[1]	1,459,200	3,644
Solera Holdings, Inc.[2]	130,000	3,596
CallWave, Inc.[2,3]	1,348,700	3,507
Cogent, Inc.[2]	300,000	3,411
Renishaw PLC[1]	199,300	2,928
Wincor Nixdorf AG1	40,000	2,779
DFI, Inc.[1]	987,560	2,232
Delta Networks, Inc.[1]	7,000,000	2,156
Monotype Imaging Holdings Inc.[2]	173,900	2,118
Cyntec Co., Ltd.[1]	1,415,069	2,057
Venture Corp. Ltd.[1]	258,000	1,865
Virtusa Corp.[2]	180,000	1,823
Japan Aviation Electronics Industry, Ltd.[1]	205,000	1,793
Ono Sokki Co., Ltd.[1]	287,000	1,551
i2 Technologies, Inc.[2]	95,294	1,184
SEEK Ltd.[1]	63,039	302
3PAR Inc.[2]	24,300	190
KEC Holdings Co. Ltd.[1]	74,999	111
Avid Technology, Inc.[2]	4,922	83
		452,049

HEALTH CARE — 10.77%
NuVasive, Inc.[2]	713,200	31,851
Volcano Corp.[2]	2,132,000	26,010
ArthroCare Corp.[2]	632,000	25,792
Beckman Coulter, Inc.	357,500	24,142
Masimo Corp.[2]	694,300	23,849
Gerresheimer AG, non-registered shares[1]	392,500	19,985
ABIOMED, Inc.[2]	1,025,000	18,194
Applera Corp., Celera group[2]	1,408,800	16,004
Allscripts Healthcare Solutions, Inc.[2]	1,230,000	15,264
Laboratorios Almirall, SA1	660,000	14,297
Nakanishi Inc.[1]	126,600	13,653
Integra LifeSciences Holdings Corp.[2]	300,000	13,344
EGIS NYRT[1]	126,600	12,816
Top Glove Corp. Bhd.[1]	9,208,940	11,964
Apollo Hospitals Enterprise Ltd.[1]	1,000,000	11,390
Sirona Dental Systems, Inc.[2]	390,000	10,109
Cochlear Ltd.[1]	228,389	9,566
ResMed Inc[2]	250,000	8,935
Greatbatch, Inc.[2]	405,200	7,010
Vital Signs, Inc.	122,599	6,961
Inverness Medical Innovations, Inc.[2]	203,000	6,734
CardioNet, Inc.[2]	236,000	6,285
American Medical Systems Holdings, Inc.[2]	415,000	6,204
Eclipsys Corp.[2]	325,000	5,967
AtriCure, Inc.[2]	519,300	5,603
DiaSorin SpA[1,2]	262,800	5,575
VNUS Medical Technologies, Inc.[2]	250,962	5,022
Array BioPharma Inc.[2]	915,000	4,300
Haemonetics Corp.[2]	73,800	4,093
Laboratorios Farmacéuticos ROVI, SA1,2	255,000	3,785
Simcere Pharmaceutical Group (ADR)[2]	300,000	3,780
Phase Forward Inc.[2]	200,000	3,594
Arpida Ltd.[1,2]	369,967	3,144
Ondine Biopharma Corp.[2,3,4]	2,620,000	2,213
Ondine Biopharma Corp. (GBP denominated)[1,2,3,4]	490,000	410
Ondine Biopharma Corp.[2,3]	400,000	338
Invacare Corp.	140,000	2,862
AS ONE Corp.[1]	126,500	2,774
Mentor Corp.	86,800	2,415
Exelixis, Inc.[2]	385,000	1,925
Introgen Therapeutics, Inc.[2]	1,110,780	1,722
QRxPharma Ltd.[1,2]	3,000,000	1,699
A&D Pharma Holdings NV (GDR)[1,2]	242,000	1,449
WuXi PharmaTech (Cayman) Inc. (ADR)[2]	69,500	1,411
Ipca Laboratories Ltd.[1]	95,000	1,240
Arcadia Resources, Inc.[2,4]	1,250,000	700
Sosei Co. Ltd.[1,2]	1,300	467
ICU Medical, Inc.[2]	14,000	320
athenahealth, Inc.[2]	10,000	308
		407,475

ENERGY — 9.36%
Oilexco Inc. (GBP denominated)[1,2,4]	1,900,000	35,849
Oilexco Inc. (GBP denominated)[1,2]	1,755,000	33,113
Oilexco Inc.[2,4]	985,000	18,825
Oilexco Inc.[2]	803,900	15,364
OPTI Canada Inc.[2]	2,131,000	48,349
Regal Petroleum PLC[1,2]	7,555,500	38,893
Heritage Oil Ltd.[1,2]	4,563,000	31,219
Concho Resources Inc.[2]	827,800	30,877
Quicksilver Resources Inc.[2]	500,100	19,324
Oceaneering International, Inc.[2]	200,000	15,410
Core Laboratories NV2	80,000	11,388
First Calgary Petroleums Ltd.[2]	3,655,000	8,148
First Calgary Petroleums Ltd. (GBP denominated)[1,2]	760,000	1,736
Bankers Petroleum Ltd.[2,4]	3,000,000	5,333
Bankers Petroleum Ltd.[2]	2,086,000	3,708
Serica Energy PLC[1,2]	4,667,000	8,536
KNM Group Bhd.[1]	3,000,000	5,867
Mart Resources, Inc.[2,4]	7,875,625	4,564
Southern Pacific Resource Corp.[2,3]	5,950,000	4,091
GS Holdings Corp.[1]	92,000	3,510
Timan Oil & Gas PLC[1,2]	5,335,000	3,093
White Nile Ltd.[1,2]	4,780,000	2,668
Coalcorp Mining Inc.[2]	1,285,715	2,248
Sound Oil PLC[1,2]	30,000,000	1,795
Bordeaux Energy Inc.[2,4]	3,780,000	204
		354,112

FINANCIALS — 5.06%
Dolphin Capital Investors Ltd.[1,2]	9,441,320	18,599
Banco Daycoval SA, preferred nominative	2,085,700	15,365
Asya Katilim Bankasi AS, Class B1,2	5,774,040	10,888
Daegu Bank, Ltd.[1]	790,000	10,504
Redwood Trust, Inc.	450,000	10,256
Dah Sing Financial Holdings Ltd.[1]	1,200,000	9,690
Central Pattana PCL[1]	11,818,000	8,254
Pusan Bank[1]	575,000	7,680
Banco Pine SA, preferred nominative	1,200,000	7,599
Azimut Holding SpA[1]	760,000	6,651
Paraná Banco SA, preferred nominative	1,106,280	6,235
Hargreaves Lansdown PLC[1]	2,108,000	6,177
Banco Cruzeiro do Sol SA, preferred nominative	1,377,100	6,130
Union Bank of the Philippines[1]	7,758,200	5,620
Jeonbuk Bank[1]	656,435	4,448
Interhyp AG1	42,000	4,200
Orco Property Group SA1	70,945	4,140
Regent Pacific Group Ltd.[1,2]	48,650,000	4,050
TISCO Bank PCL[1]	5,990,000	3,597
Airesis SA1,2	2,445,000	3,474
S P Setia Bhd.[1]	3,775,500	3,403
Union Bank of India[1]	1,250,000	3,184
Gruppo MutuiOnline SpA[1]	475,000	3,180
Hung Poo Real Estate Development Corp.[1]	2,319,890	3,097
eHealth, Inc.[2]	165,000	2,914
Sumitomo Real Estate Sales Co., Ltd.[1]	70,000	2,713
Public Service Properties Investments Ltd.[1]	1,222,000	2,425
United Bankshares, Inc.	105,000	2,410
RAB Capital PLC[1]	2,400,000	2,289
Robinsons Land Corp., Class B1	13,811,700	2,279
TICON Industrial Connection PCL[1]	4,585,000	2,195
Chimera Investment Corp.	240,600	2,168
Banco ABC Brasil SA, preferred nominative	364,300	2,135
Banco Macro SA, Class B (ADR)	127,900	2,126
Pirelli & C. Real Estate S.p.A.[1]	57,500	1,118
Banco Patagonia SA, Class B (BDR)	29,000	349
Downey Financial Corp.	30,000	83
		191,625

UTILITIES — 3.35%
Xinao Gas Holdings Ltd.[1]	32,539,000	55,730
EDF Energies Nouvelles SA1	283,400	19,009
Manila Electric Co.[1]	21,037,280	18,056
PNOC Energy Development Corp.[1]	77,650,000	8,999
Cascal NV2	693,900	8,535
Glow Energy PCL[1]	8,385,000	7,422
First Philippine Holdings Corp.[1]	8,150,000	4,041
Ratchaburi Electricity Generating Holding PCL[1]	2,850,000	3,575
Electricity Generating PCL[1]	550,000	1,390
		126,757

CONSUMER STAPLES — 3.06%
Kernel Holding SA1,2	1,555,000	26,819
Andersons, Inc.	400,000	16,284
PT Indofood Sukses Makmur Tbk[1]	45,800,000	11,973
Hite Brewery Co., Ltd.[1]	100,000	10,946
Hain Celestial Group, Inc.[2]	450,000	10,566
Bare Escentuals, Inc.[2]	495,000	9,271
CP ALL PCL[1]	23,580,000	7,567
China Mengniu Dairy Co.[1]	2,108,000	5,937
China Huiyuan Juice Group Ltd.[1]	9,466,500	5,926
Universal Robina Corp.[1]	15,765,000	3,690
Chattem, Inc.[2]	45,000	2,927
Crown Confectionery Co., Ltd.[1]	37,988	2,699
Drogasil SA, ordinary nominative	146,100	1,365
		115,970

TELECOMMUNICATION SERVICES — 1.30%
LG Telecom Ltd.[1]	1,750,000	13,271
Time Warner Telecom Inc., Class A2	750,000	12,023
True Corp. PCL[1,2]	93,770,600	11,355
Telemig Celular Participações SA, preferred nominative	163,735	4,837
Telemig Celular Participações SA, preferred nominative (ADR)	80,000	4,760
StarHub Ltd[1]	1,372,250	2,886
		49,132

MISCELLANEOUS — 4.86%
Other common stocks in initial period of acquisition		183,646

Total common stocks (cost: $3,111,659,000)		3,448,595

Rights & warrants — 0.04%

MATERIALS — 0.04%
Rusoro Mining Ltd., warrants, expire 2012[2,4]	4,500,000	1,458
Rusoro Mining Ltd., warrants, expire 2011[1,2]	833,334	23
Rusoro Mining Ltd., warrants, expire 2012[1,2,4]	755,882	5
Hard Creek Nickel Corp., warrants, expire 2008[1,2,4]	998,550	81
		1,567

INDUSTRIALS — 0.00%
Goodpack Ltd., warrants, expire 2009[2]	617,500	114

ENERGY — 0.00%
Bordeaux Energy Inc., warrants, expire 2008[2,4]	3,780,000	19

Total rights & warrants (cost: $2,835,000)		1,700

Convertible securities — 0.50%	Shares or principal amount	Market value (000)

MATERIALS — 0.27%
Caledon Resources PLC 8.50% convertible loan notes 2010[1]	£2,000,000	$10,160

ENERGY — 0.23%
First Calgary Petroleums Ltd. 9.00% convertible debenture 2012[1]	7,000,000	6,330
High Arctic Energy Services Inc. 12.00% convertible debentures 2012[1,4]	$ C2,300,000	2,259
		8,589

Total convertible securities (cost: $13,395,000)		18,749

	Principal amount
Short-term securities — 7.86%	(000)

Federal Home Loan Bank 2.03%–2.22% due 9/22–10/29/2008	$43,800	43,502
Freddie Mac 2.035%–2.22% due 7/14–9/22/2008	39,300	39,194
American Honda Finance Corp. 2.11%–2.21% due 7/21–8/14/2008	30,600	30,533
KfW 2.08% due 7/18/2008[5]	26,000	25,967
BASF AG 2.20% due 7/15/2008[5]	23,400	23,375
Ranger Funding Co. LLC 2.50% due 7/1/2008[5]	23,000	22,999
Liberty Street Funding Corp. 2.78% due 7/30/2008[5]	20,900	20,852
Westpac Banking Corp. 2.43% due 7/16/2008[5]	17,700	17,680
Electricité de France 2.25% due 7/23/2008[5]	16,700	16,673
Svenska Handelsbanken Inc. 2.47% due 7/11/2008	13,100	13,090
Barton Capital LLC 2.65% due 7/22/2008[5]	9,500	9,485
Eksportfinans ASA 2.33% due 7/9/2008[5]	9,000	8,994
Unilever Capital Corp. 2.28% due 9/12/2008[5]	8,700	8,659
Old Line Funding, LLC 2.55% due 7/21/2008[5]	6,700	6,690
Jupiter Securitization Co., LLC 2.50% due 7/1/2008[5]	5,800	5,800
Fannie Mae 2.25% due 8/29/2008	3,900	3,887

Total short-term securities (cost: $297,418,000)		297,380

Total investment securities (cost: $3,425,307,000)		3,766,424
Other assets less liabilities		17,490

Net assets		$3,783,914

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $2,174,784,000, which represented 57.47% of the net assets of the fund.

[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Oilexco Inc. (GBP denominated)	12/15/2005	$6,195	$35,849	.95%
Oilexco Inc.	12/22/2005–3/7/2007	2,762	18,825	.50
Caledon Resources PLC	11/20/2006	3,868	12,658	.34
Jaguar Mining Inc.	3/22/2006	4,293	9,214	.24
Rusoro Mining Ltd.	2/23/2007–10/29/2007	14,709	7,675	.20
Rusoro Mining Ltd., warrants, expire 2012	10/29/2007	1,477	1,458	.04
Rusoro Mining Ltd., warrants, expire 2012	2/23/2007	256	5	.00
African Minerals Ltd.	12/12/2006	5,606	8,501	.22
Gemfields Resources PLC	11/7/2005–6/6/2008	6,715	5,683	.15
HSW International, Inc.	10/2/2007–12/17/2007	9,076	5,334	.14
Bankers Petroleum Ltd.	3/8/2005	2,806	5,333	.14
Mart Resources, Inc.	1/16/2007–9/7/2007	3,509	4,564	.12
Ondine Biopharma Corp.	6/23/2004–10/25/2006	4,110	2,213	.06
Ondine Biopharma Corp. (GBP denominated)	5/18/2005	766	410	.01
High Arctic Energy Services Inc. 12.00%
convertible debentures 2012	11/19/2007	2,370	2,259	.06
Chaarat Gold Holdings Ltd.	10/30/2007	2,121	1,295	.03
Aker Philadelphia Shipyard ASA	12/5/2007	1,161	1,242	.03
Hard Creek Nickel Corp.	5/22/2007	3,436	1,000	.03
Hard Creek Nickel Corp., warrants, expire 2008	5/22/2007	609	81	.00
Arcadia Resources, Inc.	12/29/2006	2,500	700	.02
Bordeaux Energy Inc.	2/6/2007	1,586	204	.01
Bordeaux Energy Inc., warrants, expire 2008	2/6/2007	493	19	.00
Mobile Travel Guide, Inc.	12/17/2007	55	55	.00

Total restricted securities		$80,479	$124,577	3.29%

[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $201,667,000, which represented 5.33% of the net assets of the fund.

[6]	Unaffiliated issuer at 6/30/2008.

Key to abbreviations

ADR = American Depositary Receipts
BDR = Brazilian Depositary Receipts
GDR = Global Depositary Receipts

Growth Fund
Investment portfolio

June 30, 2008
unaudited

Common stocks — 94.16%	Shares	Market value (000)

ENERGY — 19.29%
Suncor Energy Inc.	10,368,848	$602,864
Schlumberger Ltd.	5,606,900	602,349
Canadian Natural Resources, Ltd.	4,625,700	458,118
Tenaris SA (ADR)	5,245,000	390,752
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	4,260,000	301,736
Devon Energy Corp.	2,478,700	297,841
EOG Resources, Inc.	2,143,728	281,257
Murphy Oil Corp.	2,698,800	264,617
Peabody Energy Corp.	2,653,000	233,597
Transocean Inc.[1]	1,460,261	222,529
Noble Energy, Inc.	1,900,000	191,064
Baker Hughes Inc.	2,038,500	178,042
Core Laboratories NV1,2	1,197,700	170,493
Petro-Canada	3,005,300	168,565
Diamond Offshore Drilling, Inc.	1,170,000	162,794
Arch Coal, Inc.	2,000,000	150,060
OPTI Canada Inc.[1]	6,359,600	144,281
Denbury Resources Inc.[1]	2,800,000	102,200
Rosetta Resources Inc.[1,2,3]	2,980,000	84,930
BG Group PLC[4]	3,050,000	79,477
OAO Gazprom (ADR)[4]	1,300,000	75,252
CNX Gas Corp.[1]	1,500,000	63,060
Newfield Exploration Co.[1]	958,600	62,549
Exxon Mobil Corp.	550,000	48,471
Quicksilver Resources Inc.[1]	1,120,000	43,277
Cameco Corp.	1,000,000	42,870
Hess Corp.	324,000	40,885
Patriot Coal Corp.[1]	265,300	40,668
Apache Corp.	250,000	34,750
Halliburton Co.	650,000	34,495
Saipem SpA, Class S4	593,700	27,828
Caltex Australia Ltd.[4]	1,484,030	18,601
Energy XXI (Bermuda) Ltd.[1,4]	2,390,758	13,747
		5,634,019

INFORMATION TECHNOLOGY — 18.71%
Google Inc., Class A1	1,626,000	855,959
Cisco Systems, Inc.[1]	31,596,900	734,944
Microsoft Corp.	18,175,000	499,994
Nokia Corp. (ADR)	11,830,000	289,835
Nokia Corp.[4]	6,184,000	151,575
Oracle Corp.[1]	14,927,800	313,484
Yahoo! Inc.[1]	14,365,000	296,781
Fidelity National Information Services, Inc.	7,190,000	265,383
Samsung Electronics Co., Ltd.[4]	410,000	245,228
Red Hat, Inc.[1,2]	11,511,000	238,163
International Business Machines Corp.	1,600,000	189,648
Trimble Navigation Ltd.[1]	4,500,000	160,650
EMC Corp.[1]	9,000,000	132,210
Maxim Integrated Products, Inc.	5,845,000	123,622
Iron Mountain Inc.[1]	4,150,000	110,182
Paychex, Inc.	3,445,000	107,760
Digital River, Inc.[1,2]	2,625,000	101,272
Linear Technology Corp.	2,895,000	94,290
QUALCOMM Inc.	2,000,000	88,740
KLA-Tencor Corp.	2,165,000	88,137
Heartland Payment Systems, Inc.[2]	2,426,600	57,268
Comverse Technology, Inc.[1]	2,827,300	47,923
Jabil Circuit, Inc.	2,800,000	45,948
THQ Inc.[1]	2,005,000	40,621
Kyocera Corp.[4]	360,000	33,862
Dell Inc.[1]	1,500,000	32,820
Texas Instruments Inc.	1,080,000	30,413
Hon Hai Precision Industry Co., Ltd.[4]	5,643,554	27,758
Nortel Networks Corp.[1]	2,455,000	20,180
STMicroelectronics NV4	1,800,000	18,582
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)[1]	1,383,128	15,090
DataPath, Inc.[1,2,3,4]	2,819,968	5,640
		5,463,962

CONSUMER DISCRETIONARY — 11.93%
Lowe’s Companies, Inc.	17,326,000	359,515
Johnson Controls, Inc.	10,949,100	314,020
Best Buy Co., Inc.	7,920,000	313,632
Target Corp.	6,490,000	301,720
Kohl’s Corp.[1]	6,645,000	266,066
Garmin Ltd.	4,770,000	204,347
Chipotle Mexican Grill, Inc., Class B1,2	1,195,200	90,070
Chipotle Mexican Grill, Inc., Class A1,2	920,000	76,010
News Corp., Class A	9,490,000	142,730
Time Warner Inc.	9,393,000	139,016
Liberty Media Corp., Liberty Interactive, Series A1	8,820,000	130,183
Shaw Communications Inc., Class B, nonvoting	6,000,000	122,160
International Game Technology	4,543,505	113,497
Starbucks Corp.[1]	6,993,000	110,070
MGM Mirage, Inc.[1]	2,987,133	101,234
lululemon athletica inc.[1]	3,297,081	95,813
CarMax, Inc.[1]	6,280,000	89,113
TomTom NV1,4	2,800,000	79,674
Williams-Sonoma, Inc.	3,460,000	68,647
Penn National Gaming, Inc.[1]	2,100,000	67,515
Fortune Brands Inc.	1,000,000	62,410
Harman International Industries, Inc.	1,245,000	51,531
Blue Nile, Inc.[1,2]	1,043,000	44,348
Magna International Inc., Class A	725,000	42,949
Weight Watchers International, Inc.	1,062,000	37,818
Toyota Motor Corp.[4]	765,000	36,047
Saks Inc.[1]	2,040,000	22,399
		3,482,534

MATERIALS — 9.91%
Newmont Mining Corp.	9,305,000	485,349
Barrick Gold Corp.	10,500,000	477,750
Potash Corp. of Saskatchewan Inc.	1,900,000	434,283
K+S AG4	725,000	416,203
Freeport-McMoRan Copper & Gold Inc.	2,604,500	305,221
Rio Tinto PLC[4]	1,464,233	179,586
USX Corp.	700,000	129,346
Gold Fields Ltd.[4]	10,000,000	127,160
Syngenta AG4	350,000	113,629
Newcrest Mining Ltd.[4]	3,707,999	104,617
Minerals Technologies Inc.[2]	1,025,000	65,180
CRH PLC[4]	1,793,530	52,231
Georgia Gulf Corp.[5]	1,110,000	3,219
		2,893,774

HEALTH CARE — 7.93%
Roche Holding AG4	2,465,000	443,733
Gilead Sciences, Inc.[1]	6,600,000	349,470
Charles River Laboratories International, Inc.[1]	3,135,000	200,389
Stryker Corp.	2,708,437	170,307
Intuitive Surgical, Inc.[1]	500,000	134,700
Shire PLC (ADR)	2,700,000	132,651
Endo Pharmaceuticals Holdings Inc.[1]	4,500,000	108,855
Hospira, Inc.[1]	2,400,000	96,264
Medtronic, Inc.	1,675,000	86,681
Boston Scientific Corp.[1]	6,800,000	83,572
C. R. Bard, Inc.	800,000	70,360
Covance Inc.[1]	720,000	61,935
Amgen Inc.[1]	1,225,197	57,780
UnitedHealth Group Inc.	1,695,000	44,494
PDL BioPharma, Inc.[1]	4,000,000	42,480
Mentor Corp.	1,500,000	41,730
McKesson Corp.	665,000	37,180
Cardinal Health, Inc.	700,000	36,106
Onyx Pharmaceuticals, Inc.[1]	1,000,000	35,600
Schering-Plough Corp.	1,379,900	27,170
Aveta, Inc.[1,3,4]	3,918,000	25,075
Allergan, Inc.	320,000	16,656
APP Pharmaceuticals, Inc.[1]	667,900	11,168
		2,314,356

FINANCIALS — 6.72%
Berkshire Hathaway Inc., Class A1	4,011	484,329
White Mountains Insurance Group, Ltd.	389,800	167,224
Citigroup Inc.	8,750,000	146,650
Wachovia Corp.	8,750,000	135,887
Onex Corp.	4,600,500	135,684
Marsh & McLennan Companies, Inc.	4,963,200	131,773
Zions Bancorporation	2,950,000	92,895
T. Rowe Price Group, Inc.	1,500,000	84,705
Wells Fargo & Co.	3,452,400	81,994
American International Group, Inc.	3,000,000	79,380
Bank of Ireland[4]	9,096,177	79,256
Fannie Mae	4,035,900	78,740
American Express Co.	2,000,000	75,340
Freddie Mac	3,466,800	56,855
AMP Ltd.[4]	7,860,210	50,320
SunTrust Banks, Inc.	935,000	33,866
Affiliated Managers Group, Inc.[1]	350,000	31,521
Meruelo Maddux Properties, Inc.[1]	3,520,500	7,675
National City Corp.[3]	930,000	4,436
PMI Group, Inc.	2,000,000	3,900
Thornburg Mortgage, Inc.[1,3,4]	5,655,126	962
		1,963,392

INDUSTRIALS — 6.53%
Boeing Co.	3,465,000	227,720
General Electric Co.	7,370,000	196,705
KBR, Inc.	5,397,130	188,414
FedEx Corp.	2,080,000	163,883
Graco Inc.[2]	3,661,531	139,394
Caterpillar Inc.	1,600,000	118,112
Lockheed Martin Corp.	1,150,000	113,459
General Dynamics Corp.	1,300,000	109,460
Joy Global Inc.	1,400,000	106,162
Roper Industries, Inc.	1,540,000	101,455
Northrop Grumman Corp.	1,150,000	76,935
Panalpina Welttransport (Holding) AG4	650,000	68,894
Allied Waste Industries, Inc.[1]	4,500,000	56,790
MSC Industrial Direct Co., Inc., Class A	1,000,000	44,110
Actuant Corp., Class A	1,300,000	40,755
United Parcel Service, Inc., Class B	500,000	30,735
Tyco International Ltd.	699,125	27,993
Kingspan Group PLC[4]	2,800,000	27,100
Grafton Group PLC, units[1,4]	4,200,000	24,408
Raytheon Co.	246,000	13,845
Continental Airlines, Inc., Class B1	1,250,000	12,638
UAL Corp.[1]	2,000,000	10,440
AMR Corp.[1]	1,084,257	5,552
Mitsubishi Heavy Industries, Ltd.[4]	435,000	2,087
		1,907,046

CONSUMER STAPLES — 5.83%
Philip Morris International Inc.	9,895,000	488,714
Bunge Ltd.	2,143,600	230,844
Coca-Cola Co.	4,225,000	219,616
Walgreen Co.	4,395,000	142,881
Bare Escentuals, Inc.[1,2]	5,920,000	110,882
Altria Group, Inc.	5,310,000	109,174
PepsiCo, Inc.	1,400,000	89,026
Wm. Wrigley Jr. Co.	1,027,500	79,919
SYSCO Corp.	2,000,000	55,020
Constellation Brands, Inc., Class A1	2,624,000	52,113
Diageo PLC[4]	2,650,000	48,688
Cosan Ltd., Class A1	3,800,000	48,070
Avon Products, Inc.	775,000	27,915
		1,702,862

TELECOMMUNICATION SERVICES — 1.38%
Sprint Nextel Corp., Series 1	19,500,000	185,250
Qwest Communications International Inc.	35,000,000	137,550
Telephone and Data Systems, Inc., Special Common Shares	1,190,000	52,479
KDDI Corp.[4]	4,490	27,846
		403,125

UTILITIES — 1.14%
Reliant Energy, Inc.[1]	5,696,500	121,165
KGen Power Corp.[1,2,3,4]	3,166,128	60,948
Mirant Corp.[1]	1,450,000	56,767
Dynegy Inc., Class A1	6,000,000	51,300
NRG Energy, Inc.[1]	1,000,000	42,900
		333,080

MISCELLANEOUS — 4.79%
Other common stocks in initial period of acquisition		1,400,029

Total common stocks (cost: $24,001,159,000)		27,498,179

Convertible securities — 0.12%

FINANCIALS — 0.12%
National City Corp., Series G, 0% noncumulative convertible preferred[3,4]	391	35,436

Total convertible securities (cost: $39,100,000)		35,436

	Principal amount
Bonds, notes & other debt instruments — 0.11%	(000)

FINANCIALS — 0.11%
Thornburg Mortgage Inc. 18.00% 2015[4,6]	$38,571	32,916

Total bonds, notes & other debt instruments (cost: $33,012,000)		32,916

Short-term securities — 5.77%

Federal Home Loan Bank 1.72%–2.12% due 7/18–11/6/2008	283,300	282,144
Freddie Mac 2.08%–2.30% due 7/2–11/3/2008	210,396	209,485
Fannie Mae 2.06%–2.37% due 7/16–10/3/2008	190,000	189,507
Ranger Funding Co. LLC 2.50%–2.85% due 7/1–8/8/2008[6]	67,000	66,877
Bank of America Corp. 2.55% due 8/12/2008	44,200	44,057
Enterprise Funding Corp. 2.55% due 7/1/2008[6]	31,000	30,998
Honeywell International Inc. 2.05%–2.08% due 7/11–7/31/2008[6]	105,400	105,199
AT&T Inc. 2.10% due 7/9–7/17/2008[6]	97,800	97,708
Coca-Cola Co. 1.98%–2.10% due 7/15–8/5/2008[6]	87,100	86,960
Private Export Funding Corp. 2.08%–2.13% due 7/21–11/7/2008[6]	85,000	84,613
Walt Disney Co. 1.96% due 8/29/2008	75,000	74,659
Abbott Laboratories 1.95% due 7/14/2008[6]	50,000	49,962
United Parcel Service Inc. 2.07% due 8/14/2008[6]	50,000	49,832
Wal-Mart Stores Inc. 2.10% due 12/22/2008[6]	50,000	49,259
Paccar Financial Corp. 2.05% due 7/10–7/14/2008	46,400	46,357
3M Co. 2.06% due 7/28/2008	44,500	44,429
U.S. Treasury Bills 1.638%–1.86% due 8/7–9/18/2008	42,600	42,467
Harley-Davidson Funding Corp. 2.10% due 7/17/2008[6]	40,000	39,951
Wells Fargo & Co. 2.14% due 7/25/2008	31,100	31,050
Variable Funding Capital Corp. 2.53% due 8/7/2008[6]	30,800	30,718
Pfizer Inc 2.18% due 9/12/2008[6]	25,000	24,860
Jupiter Securitization Co., LLC 2.70% due 7/1/2008[6]	3,500	3,500

Total short-term securities (cost: $1,685,216,000)		1,684,592

Total investment securities (cost: $25,758,487,000)		$29,251,123
Other assets less liabilities		(48,675)

Net assets		$29,202,448

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Rosetta Resources Inc.	6/28/2005–12/2/2005	$49,745	$84,930	.29%
KGen Power Corp.	12/19/2006	44,326	60,948	.21
National City Corp., Series G,
0% noncumulative convertible preferred	4/21/2008	39,100	35,436	.12
National City Corp.	4/21/2008	4,650	4,436	.01
Aveta, Inc.	12/21/2005	52,893	25,075	.09
DataPath, Inc.	6/23/2006	31,020	5,640	.02
Thornburg Mortgage, Inc.	5/6/2008	5,712	962	.00

Total restricted securities		$227,446	$217,427	.74%

[4]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $2,780,670,000, which represented 9.52% of the net assets of the fund.

[5]	Unaffiliated issuer at 6/30/2008.
[6]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $753,353,000, which represented 2.58% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

International Fund
Investment portfolio

June 30, 2008
unaudited

Common stocks — 90.86%	Shares	Market value (000)

FINANCIALS — 17.66%
Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,165,000	$147,873
Erste Bank der oesterreichischen Sparkassen AG1	2,165,000	134,005
UniCredit SpA[1]	21,334,000	130,052
Mitsubishi Estate Co., Ltd.[1]	4,850,000	110,925
Banco Santander, SA1	5,700,000	104,066
AXA SA1	3,126,611	92,211
Banco Bilbao Vizcaya Argentaria, SA1	4,626,000	88,173
OTP Bank PLC[1,2]	2,035,000	84,939
Hana Financial Holdings[1]	1,719,042	66,023
UBS AG1,2	3,079,608	63,872
AMP Ltd.[1]	9,763,796	62,506
Kookmin Bank[1]	1,031,000	60,429
Banco Bradesco SA, preferred nominative	2,806,500	58,048
ORIX Corp.[1]	387,500	56,094
Globe Trade Center SA1,2	3,575,000	50,671
BNP Paribas SA1	496,000	44,465
Sun Hung Kai Properties Ltd.[1]	3,026,000	40,968
Ayala Land, Inc.[1]	182,465,000	39,039
ICICI Bank Ltd.[1,2]	2,303,900	33,837
Woori Finance Holdings Co., Ltd.[1]	2,040,000	32,510
Fortis SA/NV1	1,950,000	30,996
Credit Suisse Group AG1	680,000	30,953
Sumitomo Realty & Development Co., Ltd.[1]	1,493,000	29,630
Shinhan Financial Group Co., Ltd.[1]	547,920	24,727
Macquarie Group Ltd.[1]	530,000	24,619
HSBC Holdings PLC (United Kingdom)[1]	767,460	11,837
HSBC Holdings PLC (Hong Kong)[1]	650,000	10,094
Société Générale[1]	238,750	20,566
Hypo Real Estate Holding AG1	661,900	18,558
Royal Bank of Scotland Group PLC[1]	4,262,222	18,185
Commerzbank U.S. Finance, Inc.[1]	600,000	17,739
GuangZhou R&F Properties Co., Ltd., Class H1	9,460,000	17,594
DnB NOR ASA[1]	1,217,800	15,464
Orco Property Group SA1	236,356	13,792
Shui On Land Ltd.[1]	16,000,000	13,230
Ping An Insurance (Group) Co. of China, Ltd.[1]	1,690,000	12,485
Admiral Group PLC[1]	787,000	12,444
Sampo Oyj, Class A1	390,000	9,808
Türkiye Halk Bankasi AS1	1,315,000	6,256
Prudential PLC[1]	420,000	4,450
State Bank of India (GDR)[1]	75,480	4,044
United Overseas Bank Ltd.[1]	131,000	1,799
		1,849,976

MATERIALS — 12.28%
Bayer AG, non-registered shares[1]	6,138,023	515,866
JSC Uralkali (GDR)[1]	2,880,760	209,025
JSC Uralkali (GDR)[1,3]	521,427	37,834
ArcelorMittal[1]	940,000	92,847
Nitto Denko Corp.[1]	2,085,832	80,049
Linde AG1	552,500	77,506
POSCO[1]	136,900	71,185
CRH PLC[1]	1,978,397	57,615
JSR Corp.[1]	2,760,400	54,839
Siam Cement PCL[1]	4,020,000	24,000
Teck Cominco Ltd., Class B	490,000	23,662
L’Air Liquide SA, non-registered shares[1]	174,240	22,985
Sumitomo Chemical Co., Ltd.[1]	3,100,000	19,525
		1,286,938

HEALTH CARE — 11.50%
Roche Holding AG1	1,600,268	288,070
Novartis AG1	3,250,000	178,788
Merck KGaA[1]	972,655	138,195
Novo Nordisk A/S, Class B1	1,817,208	119,829
Teva Pharmaceutical Industries Ltd. (ADR)	2,150,000	98,470
Zentiva NV1	1,112,000	81,629
Richter Gedeon NYRT[1]	307,000	66,336
Daiichi Sankyo Co., Ltd.[1]	2,245,700	61,856
EGIS NYRT[1]	389,200	39,399
OJSC Pharmstandard (GDR)[1,2]	1,106,500	30,473
OJSC Pharmstandard (GDR)[1,2,3]	307,300	8,463
Smith & Nephew PLC[1]	2,393,000	26,291
UCB SA1	552,000	20,314
Nobel Biocare Holding AG1	494,541	16,123
Straumann Holding AG1	55,000	13,153
Shionogi & Co., Ltd.[1]	550,000	10,887
Chugai Pharmaceutical Co., Ltd.[1]	404,800	6,497
		1,204,773

TELECOMMUNICATION SERVICES — 8.54%
MTN Group Ltd.[1]	14,702,800	233,385
Singapore Telecommunications Ltd.[1]	45,300,330	120,917
Telenor ASA[1]	5,545,000	104,096
América Móvil, SAB de CV, Series L (ADR)	1,732,500	91,390
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	77,865,500	61,788
Philippine Long Distance Telephone Co.[1]	809,800	43,224
Philippine Long Distance Telephone Co. (ADR)	340,000	18,163
KDDI Corp.[1]	8,730	54,142
Koninklijke KPN NV1	2,683,360	45,900
Bharti Airtel Ltd.[1,2]	2,493,900	41,906
Orascom Telecom Holding SAE (GDR)[1]	479,100	30,608
Joint-Stock Financial Corp. Sistema (GDR)[1]	642,000	19,281
Vodafone Group PLC[1]	6,011,250	17,718
Telekom Austria AG, non-registered shares[1]	583,453	12,634
Bayan Telecommunications, Inc., Class A1,2,4	43,010	0
Bayan Telecommunications, Inc., Class B1,2,4	14,199	0
		895,152

CONSUMER DISCRETIONARY — 8.00%
Industria de Diseno Textil, SA1	3,216,832	147,961
Burberry Group PLC[1]	10,667,101	95,805
Marks and Spencer Group PLC[1]	14,618,000	95,495
Esprit Holdings Ltd.[1]	6,505,900	67,718
Continental AG1	605,000	62,019
China Dongxiang (Group) Co., Ltd.[1]	143,534,000	57,628
Renault SA1	552,000	45,189
Sony Corp.[1]	790,000	34,002
Techtronic Industries Co. Ltd.[1]	39,690,000	33,347
Lotte Shopping Co.[1]	103,000	30,643
William Hill PLC[1]	3,802,965	24,120
Honda Motor Co., Ltd.[1]	691,000	23,551
AB Electrolux, Series B1	1,750,000	22,234
JCDecaux SA1	835,000	21,275
Kingfisher PLC[1]	9,530,000	21,272
Carnival PLC[1]	485,000	15,413
OPAP (Greek Organization of Football Prognostics) SA1	429,330	14,948
Kesa Electricals PLC[1]	4,535,474	14,278
Multi Screen Media Private Ltd.[1,2,4]	82,217	7,834
Li & Fung Ltd.[1]	1,152,000	3,464
		838,196

ENERGY — 7.06%
Eni SpA[1]	6,135,000	228,590
OAO Gazprom (ADR)[1]	3,904,000	225,989
Sasol Ltd.[1]	1,057,663	62,574
Reliance Industries Ltd.[1]	1,221,000	59,608
Canadian Natural Resources, Ltd.	490,000	48,528
Royal Dutch Shell PLC, Class A1	522,000	21,492
Royal Dutch Shell PLC, Class B1	482,719	19,407
Oil & Natural Gas Corp. Ltd.[1]	1,743,000	33,161
TOTAL SA1	282,800	24,124
StatoilHydro ASA[1]	431,100	16,122
		739,595

INDUSTRIALS — 6.36%
Siemens AG1	1,411,000	156,341
Samsung Engineering Co., Ltd.[1]	1,455,000	108,669
Ryanair Holdings PLC (ADR)[2]	3,311,400	94,938
SMC Corp.[1]	816,100	89,744
Vallourec SA1	150,000	52,432
Wolseley PLC[1]	5,953,000	44,275
Kingspan Group PLC[1]	4,133,000	40,002
Toll Holdings Ltd.[1]	5,178,065	29,961
Sandvik AB1	1,200,000	16,415
FANUC LTD[1]	130,100	12,699
AB Volvo, Class B1	965,000	11,787
Mitsui & Co., Ltd.[1]	404,000	8,935
Fraport AG1	10,000	678
		666,876

INFORMATION TECHNOLOGY — 6.23%
Murata Manufacturing Co., Ltd.[1]	1,737,500	82,559
Taiwan Semiconductor Manufacturing Co. Ltd.[1,2]	27,444,695	58,699
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)[2]	1,888,714	20,606
High Tech Computer Corp.[1]	2,736,000	61,211
Canon, Inc.[1]	1,053,100	54,076
Lite-On Technology Corp.[1]	53,475,000	53,593
Redecard SA, ordinary nominative	2,605,000	50,614
Hon Hai Precision Industry Co., Ltd.[1]	8,922,965	43,887
Delta Electronics, Inc.[1]	14,377,900	40,149
Mediatek Incorporation[1]	3,455,760	39,798
HOYA Corp.[1]	1,533,600	35,602
Rohm Co., Ltd.[1]	456,100	26,217
Hynix Semiconductor Inc.[1,2]	1,005,000	23,852
Hirose Electric Co., Ltd.[1]	217,300	21,816
Toshiba Corp.[1]	2,280,000	16,792
Keyence Corp.[1]	50,000	11,911
Samsung Electronics Co., Ltd.[1]	19,000	11,364
		652,746

CONSUMER STAPLES — 5.40%
Nestlé SA1	4,485,800	202,847
L’Oréal SA1	1,552,500	168,738
Shinsegae Co., Ltd.[1]	86,000	46,219
SABMiller PLC[1]	1,626,234	37,250
Groupe Danone SA1	424,800	29,744
Wal-Mart de México, SAB de CV, Series V	6,180,240	24,506
Koninklijke Ahold NV1	1,308,000	17,532
Tesco PLC[1]	2,263,260	16,625
ITC Ltd.[1]	2,729,460	11,958
InBev[1]	148,100	10,243
		565,662

UTILITIES — 3.40%
E.ON AG1	975,100	196,482
Veolia Environnement[1]	1,622,025	90,426
RWE AG1	215,000	27,138
SUEZ SA1	361,000	24,532
Iberdrola Renovables, SA Unipersonal[1,2]	2,275,000	17,573
		356,151

MISCELLANEOUS — 4.43%
Other common stocks in initial period of acquisition		463,851

Total common stocks (cost: $8,632,607,000)		9,519,851

	Principal amount
Short-term securities — 8.64%	(000)

American Honda Finance Corp. 2.03%–2.15% due 7/2–8/8/2008	$89,650	89,510
Federal Home Loan Bank 2.20%–2.52% due 7/24–8/22/2008	87,300	87,140
Freddie Mac 2.10%–2.17% due 7/3–8/18/2008	63,367	63,234
Danske Corp. 2.50%–2.70% due 7/25–9/25/2008[3]	60,000	59,833
GlaxoSmithKline Finance PLC 2.15%–2.25% due 7/14–7/28/2008[3]	57,425	57,360
BNP Paribas Finance Inc. 2.595% due 8/25/2008	53,500	53,284
CBA (Delaware) Finance Inc. 2.45%–2.55% due 7/14–8/22/2008	51,100	50,956
Eksportfinans ASA 2.30% due 7/9–7/15/2008[3]	44,700	44,655
Fannie Mae 2.44%–2.80% due 8/1–10/20/2008	44,000	43,746
U.S. Treasury Bills 1.53%–1.533% due 9/18–10/2/2008	35,600	35,441
Siemens Capital Co. LLC 2.02% due 8/7/2008[3]	35,500	35,403
Novartis Finance Corp. 2.20%–2.30% due 7/30–8/14/2008[3]	31,300	31,220
Ranger Funding Co. LLC 2.77% due 9/16/2008[3]	22,609	22,473
Enterprise Funding Corp. 2.50% due 7/23/2008[3]	7,600	7,588
Toronto-Dominion Holdings USA Inc. 2.48% due 7/2/2008[3]	30,000	29,996
National Australia Funding (Delaware) Inc. 2.65% due 7/15/2008[3]	30,000	29,967
JPMorgan Chase & Co. 2.25% due 8/6/2008	30,000	29,920
BASF AG 2.13% due 7/17/2008[3]	29,461	29,431
Coca-Cola Co. 2.20% due 8/15/2008[3]	22,100	22,038
Procter & Gamble International Funding S.C.A. 2.22% due 8/19/2008[3]	19,800	19,726
Svenska Handelsbanken Inc. 2.50% due 7/11/2008	19,000	18,986
Unilever Capital Corp. 2.25% due 8/25/2008[3]	15,300	15,247
ING (U.S.) Funding LLC 2.57% due 7/8/2008	15,000	14,991
Toyota Motor Credit Corp. 2.40% due 7/15/2008	12,500	12,488

Total short-term securities (cost: $904,721,000)		904,633

Total investment securities (cost: $9,537,328,000)		10,424,549
Other assets less liabilities		52,629

Net assets		$10,477,178

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $8,800,369,000, which represented 84.00% of the net assets of the fund.

[2]	Security did not produce income during the last 12 months.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $451,234,000, which represented 4.31% of the net assets of the fund.

[4]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition dates	Cost (000)	Market value (000)	Percent of net assets

Multi Screen Media Private Ltd.	9/6/2000–4/18/2002	$32,519	$7,834	.07%
Bayan Telecommunications Corp., Class A	2/11/1998–8/31/1998	104	0	.00
Bayan Telecommunications Corp., Class B	2/11/1998–8/31/1998	34	0	.00

Total restricted securities		$32,657	$7,834	.07%

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

New World Fund
Investment portfolio

June 30, 2008
unaudited

Common stocks — 78.82%	Shares	Market value (000)

FINANCIALS — 11.16%
Amil Participações SA, ordinary nominative	3,070,810	$28,109
Banco Santander, SA1	1,060,000	19,352
PT Bank Rakyat Indonesia (Persero) Tbk[1]	31,647,650	17,599
Bank Muscat (SAOG) (GDR)[1]	826,137	15,068
FirstRand Ltd.[1]	8,726,500	14,812
Banco Bilbao Vizcaya Argentaria, SA1	555,000	10,578
Piraeus Bank SA1	366,003	9,949
Unibanco-União de Bancos Brasileiros SA, units (GDR)	75,000	9,520
National Bank of Greece SA1	203,528	9,173
Asya Katilim Bankasi AS, Class B1,2	4,800,000	9,051
Grupo Financiero Banorte, SAB de CV, Series O	1,800,000	8,463
Itaúsa — Investimentos Itaú SA, preferred nominative	1,212,383	7,730
Industrial and Commercial Bank of China Ltd., Class H1	10,550,000	7,194
Bancolombia SA (ADR)	210,000	6,592
Bumiputra-Commerce Holdings Bhd.[1]	2,316,600	5,684
ICICI Bank Ltd.[1,2]	302,174	4,438
ICICI Bank Ltd. (ADR)[2]	30,500	877
Housing Development Finance Corp. Ltd.[1]	113,600	5,201
Türkiye Is Bankasi AS, Class C1	1,550,000	5,086
Krung Thai Bank PCL[1]	19,756,000	4,980
Public Bank Bhd.[1]	1,500,000	4,875
Banco Itaú Holding Financeira SA, preferred nominative	234,500	4,793
Bank Pekao SA1	60,000	4,631
Bank Hapoalim BM1	830,000	3,659
Erste Bank der oesterreichischen Sparkassen AG1	58,424	3,616
Kotak Mahindra Bank Ltd.[1,2]	259,943	2,796
Bank of the Philippine Islands[1]	2,213,539	2,119
JSC Sistema-Hals (GDR)[1,2]	225,875	1,573
JSC Sistema-Hals (GDR)[1,2,3]	63,253	441
Türkiye Garanti Bankasi AS1,2	770,000	1,781
Allied Irish Banks, PLC[1]	115,000	1,774
Citigroup Inc.	42,000	704
China Construction Bank Corp., Class H1	500	—
		232,218

CONSUMER STAPLES — 10.80%
IOI Corp. Bhd.[1]	12,003,250	27,436
Tesco PLC[1]	3,683,418	27,057
Fomento Económico Mexicano, SAB de CV (ADR)	341,900	15,560
Nestlé SA1	315,000	14,244
Wal-Mart de México, SAB de CV, Series V (ADR)[1]	278,000	11,023
Wal-Mart de México, SAB de CV, Series V	705,000	2,796
SABMiller PLC[1]	493,000	11,292
Coca-Cola Co.	207,000	10,760
Beiersdorf AG1	143,500	10,562
X5 Retail Group NV (GDR)[1,2,3]	281,776	9,449
X5 Retail Group NV (GDR)[1,2]	14,200	476
Alliance Global Group, Inc.[1,2]	125,000,000	8,360
China Yurun Food Group Ltd.[1]	5,019,000	8,231
PepsiCo, Inc.	120,000	7,631
Avon Products, Inc.	210,200	7,571
Grupo Nacional de Chocolates SA	935,000	7,384
Migros Türk TAS[1]	429,926	7,114
Olam International Ltd.[1]	3,752,100	6,722
Bunge Ltd.	50,000	5,385
Cia. de Bebidas das Américas — AmBev, preferred nominative (ADR)	60,000	3,801
Cia. de Bebidas das Américas — AmBev, ordinary nominative (ADR)	12,000	707
Poslovni sistem Mercator, dd1	11,274	4,396
Unilever NV, depository receipts[1]	154,500	4,384
Groupe Danone SA1	50,000	3,501
Diageo PLC[1]	190,000	3,491
Procter & Gamble Co.	55,000	3,345
Kimberly-Clark de México, SAB de CV, Class A	480,000	1,953
		224,631

INDUSTRIALS — 9.29%
Enka Insaat ve Sanayi AS1	1,936,666	22,387
Murray & Roberts Holdings Ltd.[1]	1,942,000	21,647
Boart Longyear Ltd.[1]	8,450,000	18,040
Suzlon Energy Ltd.[1,2]	3,221,400	16,209
Schneider Electric SA1	142,050	15,320
Wienerberger AG1	259,000	10,863
ABB Ltd[1,2]	352,000	9,966
STX Engine Co., Ltd.[1]	237,510	9,333
Siemens AG1	83,100	9,208
Caterpillar Inc.	93,500	6,902
Container Corp. of India Ltd.[1]	379,800	6,864
United Technologies Corp.	100,000	6,170
Gamuda Bhd.[1]	6,585,000	4,718
KBR, Inc.	124,900	4,360
IJM Corp. Bhd.[1]	2,503,800	4,217
FedEx Corp.	50,000	3,939
General Electric Co.	125,000	3,336
Bidvest Group Ltd.[1,2]	220,905	2,784
Embraer — Empresa Brasileira de Aeronáutica SA, ordinary nominative (ADR)	105,000	2,783
Italian-Thai Development PCL[1]	15,221,100	2,747
GS Engineering & Construction Corp.[1]	20,700	2,259
Daelim Industrial Co., Ltd.[1]	21,484	2,191
Hyundai Engineering & Construction Co., Ltd.[1]	30,000	1,989
Doosan Infracore Co., Ltd.[1]	65,600	1,910
Daewoo Engineering & Construction Co., Ltd.[1]	93,504	1,409
Koc Holding AS, Class B1,2	372,996	1,021
Doosan Heavy Industries and Construction Co., Ltd.[1]	8,070	762
		195,334

MATERIALS — 8.78%
JSC Uralkali (GDR)[1]	508,616	36,905
JSC Uralkali (GDR)[1,3]	40,423	2,933
Votorantim Celulose e Papel SA, preferred nominative (ADR)	820,000	21,902
Anglo American PLC[1]	241,850	16,946
Israel Chemicals Ltd.[1]	715,000	16,543
First Quantum Minerals Ltd.	198,000	13,680
Freeport-McMoRan Copper & Gold Inc.	97,500	11,426
Cia. Vale do Rio Doce, Class A, preferred nominative	252,000	7,536
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)	130,000	3,879
BHP Billiton PLC[1]	262,664	10,092
Aquarius Platinum Ltd.[1]	425,000	6,783
Sigma-Aldrich Corp.	110,000	5,925
Aracruz Celulose SA, Class B, preferred nominative (ADR)	78,000	5,724
PT Semen Gresik[1]	10,500,000	4,571
Mondi PLC[1]	650,450	3,817
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[2]	123,117	3,041
OAO Severstal (GDR)[1]	114,900	2,968
Holcim Ltd.[1]	31,500	2,555
Harmony Gold Mining Co. Ltd.[1,2]	200,000	2,446
AngloGold Ashanti Ltd.[1]	49,500	1,692
ACC Ltd.[1]	105,000	1,286
Mondi Ltd.[1]	3,500	22
		182,672

ENERGY — 8.58%
Petróleo Brasileiro SA — Petrobras, ordinary nominative (ADR)	495,200	35,075
Petróleo Brasileiro SA — Petrobras, preferred nominative (ADR)	212,000	12,285
OAO Gazprom (ADR)[1]	417,500	24,168
Saipem SpA, Class S1	466,000	21,842
Tenaris SA (ADR)	238,000	17,731
OAO TMK (GDR)[1,3]	142,826	5,613
OAO TMK (GDR)[1]	127,000	4,991
Oil and Gas Development Co. Ltd.[1]	4,530,000	8,048
TOTAL SA1	60,000	5,118
TOTAL SA (ADR)	32,500	2,771
Eurasia Drilling Co. Ltd. (GDR)[1,2,3]	254,800	6,587
Eurasia Drilling Co. Ltd. (GDR)[1,2]	49,500	1,280
Noble Energy, Inc.	70,000	7,039
Nexen Inc.	127,599	5,095
Chevron Corp.	45,000	4,461
Cameco Corp.	100,000	4,302
Sterling Energy PLC[1,2]	19,010,000	4,240
Reliance Industries Ltd.[1]	80,000	3,905
Smith International, Inc.	25,000	2,079
Oil & Natural Gas Corp. Ltd.[1]	97,000	1,845
		178,475

CONSUMER DISCRETIONARY — 8.47%
Toyota Motor Corp.[1]	414,100	19,512
Kuoni Reisen Holding AG, Class B1	31,150	14,963
Honda Motor Co., Ltd.[1]	435,000	14,826
Central European Media Enterprises Ltd., Class A2	141,600	12,819
GOME Electrical Appliances Holding Ltd.[1]	25,760,000	12,184
Nokian Renkaat Oyj[1]	247,500	11,818
Desarrolladora Homex, SA de CV (ADR)[2]	160,000	9,373
WABCO Holdings Inc.	190,000	8,827
Nitori Co., Ltd.[1]	138,000	7,100
Melco PBL Entertainment (Macau) Ltd. (ADR)[2]	760,000	7,083
Swatch Group Ltd[1]	80,000	3,731
Swatch Group Ltd, non-registered shares[1]	10,450	2,598
Grupo Clarín SA, Class B (GDR)[1,3]	484,600	4,483
Grupo Clarín SA, Class B (GDR)[1]	100,850	933
Brascan Residential Properties SA, ordinary nominative	974,250	5,247
Gafisa SA, ordinary nominative	300,000	5,202
Yue Yuen Industrial (Holdings) Ltd.[1]	2,160,000	5,124
Grupo Televisa, SAB, ordinary participation certificates (ADR)	215,000	5,078
TVN SA1	500,000	4,106
Truworths International Ltd.[1]	1,282,000	3,771
Keihin Corp.[1]	240,000	3,637
C C Land Holdings Ltd.[1]	5,669,000	3,506
Hyundai Motor Co.[1]	40,000	2,702
Li & Fung Ltd.[1]	886,600	2,666
Las Vegas Sands Corp.[2]	40,000	1,898
Stockmann Oyj, Class B1	48,000	1,848
Agora SA1	34,300	545
Arcelik AS1	147,500	518
		176,098

INFORMATION TECHNOLOGY — 6.58%
Nokia Corp.[1]	598,600	14,672
Nokia Corp. (ADR)	568,700	13,933
Google Inc., Class A2	35,000	18,425
High Tech Computer Corp.[1]	790,000	17,674
Samsung Electronics Co., Ltd.[1]	27,100	16,209
Kingboard Chemical Holdings Ltd.[1]	1,859,000	8,568
Hon Hai Precision Industry Co., Ltd.[1]	1,579,249	7,767
Yahoo! Inc.[2]	370,000	7,644
Redecard SA, ordinary nominative	347,100	6,744
Cisco Systems, Inc.[2]	251,300	5,845
HOYA CORP.[1]	234,400	5,442
Euronet Worldwide, Inc.[2,4]	250,000	4,225
Euronet Worldwide, Inc.[2]	62,000	1,048
Venture Corp. Ltd.[1]	440,000	3,180
Comverse Technology, Inc.[2]	162,000	2,746
NetEase.com, Inc. (ADR)[2]	120,000	2,615
Kingboard Laminates Holdings Ltd.[1]	84,500	50
		136,787

TELECOMMUNICATION SERVICES — 6.34%
Vodafone Group PLC[1]	8,265,000	24,361
Cellcom Israel Ltd.	660,938	22,611
Telekomunikacja Polska SA1	2,288,400	22,295
Partner Communications Co. Ltd.[1]	721,500	17,188
Partner Communications Co. Ltd. (ADR)	10,000	237
América Móvil, SAB de CV, Series L (ADR)	310,000	16,352
China Unicom Ltd.[1]	5,038,000	9,336
TIM Participações SA, ordinary nominative[2]	825,000	3,093
TIM Participações SA, preferred nominative (ADR)	80,000	2,274
Telekom Austria AG, non-registered shares[1]	220,000	4,764
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B1	5,440,000	4,317
Telefónica, SA1	161,000	4,258
HT — Hrvatske telekomunikacije dd (GDR)[1,3]	13,471	795
		131,881

HEALTH CARE — 3.11%
Krka, dd, Novo mesto[1]	168,640	23,868
Novo Nordisk A/S, Class B1	350,320	23,101
Cochlear Ltd.[1]	213,000	8,922
Teva Pharmaceutical Industries Ltd. (ADR)	155,000	7,099
Richter Gedeon NYRT[1]	7,400	1,599
		64,589

UTILITIES — 1.47%
AES Corp.[2]	600,000	11,526
CLP Holdings Ltd.[1]	887,000	7,595
Cheung Kong Infrastructure Holdings Ltd.[1]	1,245,000	5,265
NTPC Ltd.[1]	910,000	3,221
Veolia Environnement[1]	55,125	3,073
		30,680

MISCELLANEOUS — 4.24%
Other common stocks in initial period of acquisition		88,189

Total common stocks (cost: $1,298,608,000)		1,639,554

	Principal amount
Bonds, notes & other debt instruments — 6.51%	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 6.04%
Brazil (Federal Republic of) Global 9.25% 2010	$2,200	2,443
Brazilian Treasury Bill 6.00% 2010[1,5]	BRL6,702	3,987
Brazilian Treasury Bill 6.00% 2011[1,5]	881	515
Brazil (Federal Republic of) 10.00% 2014[1]	4,600	2,381
Brazilian Treasury Bill 6.00% 2015[1,5]	4,145	2,382
Brazil (Federal Republic of) Global 12.50% 2016	1,500	940
Brazil (Federal Republic of) Global 6.00% 2017	$500	511
Brazil (Federal Republic of) 10.00% 2017[1]	BRL8,500	4,163
Brazil (Federal Republic of) Global 8.00% 2018[6]	$2,434	2,709
Brazil (Federal Republic of) Global 8.875% 2019	1,000	1,254
Brazil (Federal Republic of) Global 8.875% 2024	100	127
Brazil (Federal Republic of) Global 10.125% 2027	1,425	2,031
Brazil (Federal Republic of) Global 11.00% 2040	4,375	5,791
Brazilian Treasury Bill 6.00% 2045[1,5]	BRL3,454	1,959
United Mexican States Government Global 3.41% 2009[7]	$1,250	1,253
United Mexican States Government Global 10.375% 2009	397	414
United Mexican States Government Global 9.875% 2010	4,125	4,509
United Mexican States Government Global 6.375% 2013	3,875	4,088
United Mexican States Government, Series MI10, 8.00% 2013	MXN 7,671	714
United Mexican States Government, Series MI10, 9.50% 2014	25,500	2,533
United Mexican States Government, Series M10, 8.00% 2015	20,000	1,825
Turkey (Republic of) Treasury Bill 0% 2008	TRY1,230	1,000
Turkey (Republic of) 14.00% 2011	6,900	4,825
Turkey (Republic of) 10.00% 2012[1,5]	3,251	2,675
Turkey (Republic of) 16.00% 2012	2,000	1,428
Turkey (Republic of) 7.25% 2015	$1,700	1,685
Turkey (Republic of) 7.00% 2016	2,000	1,925
Turkey (Republic of) 6.75% 2018	1,500	1,410
Colombia (Republic of) Global 11.75% 2010	COP6,000,000	3,154
Colombia (Republic of) Global 10.00% 2012	$2,100	2,443
Colombia (Republic of) Global 10.75% 2013	$1,360	$1,652
Colombia (Republic of) Global 8.25% 2014	400	457
Colombia (Republic of) Global 12.00% 2015	COP2,780,000	1,403
Colombia (Republic of) Global 7.375% 2017	$2,000	2,173
Colombia (Republic of) Global 11.75% 2020	315	458
Colombia (Republic of) Global 8.125% 2024	500	579
Colombia (Republic of) Global 7.375% 2037	1,799	1,929
Russian Federation 8.25% 2010[6]	3,200	3,342
Russian Federation 8.25% 2010[3,6]	251	263
Russian Federation 7.50% 2030[3,6]	3,355	3,774
Russian Federation 7.50% 2030[6]	1,428	1,607
Argentina (Republic of) 1.933% 2012[1,6,7]	2,000	1,061
Argentina (Republic of) 2.00% 2014[1,5,6]	ARS 1,380	290
Argentina (Republic of) 5.83% 2033[1,5,6,8]	24,541	4,768
Argentina (Republic of) GDP-Linked 2035	43,865	1,325
Argentina (Republic of) 0.63% 2038[1,5,6]	14,026	979
Philippines (Republic of) 8.375% 2009	$1,665	1,719
Philippines (Republic of) 8.25% 2014	1,000	1,075
Philippines (Republic of) 9.875% 2019	2,200	2,684
Philippines (Republic of) 7.75% 2031	2,735	2,848
Peru (Republic of) 8.375% 2016	4,453	5,183
Peru (Republic of) 7.35% 2025	500	560
Peru (Republic of) 6.55% 2037	782	794
Panama (Republic of) Global 7.25% 2015	225	243
Panama (Republic of) Global 7.125% 2026	890	943
Panama (Republic of) Global 8.875% 2027	300	378
Panama (Republic of) Global 9.375% 2029	1,148	1,507
Panama (Republic of) Global 6.70% 2036[6]	1,824	1,860
Malaysian Government 3.756% 2011	MYR10,300	3,121
Malaysian Government 3.833% 2011	3,700	1,121
Egypt (Arab Republic of) Treasury Bill 0% 2009[1]	EGP3,425	584
Egypt (Arab Republic of) 9.10% 2010[1]	1,000	186
Egypt (Arab Republic of) 9.35% 2010[1]	1,435	268
Egypt (Arab Republic of) 8.60% 2011[1]	4,560	828
Egypt (Arab Republic of) 8.75% 2012[1]	5,000	889
Egypt (Arab Republic of) 11.625% 2014[1]	2,679	524
Dominican Republic 9.50% 2011[7]	$269	276
Dominican Republic 9.04% 2018[7]	437	448
Dominican Republic 8.625% 2027[3,6]	2,150	2,214
Polish Government 5.25% 2013	PLN4,550	2,014
Venezuela (Republic of) Global 8.50% 2014	$55	52
Venezuela (Republic of) Global 9.25% 2027	170	160
		125,613

MATERIALS — 0.15%
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	975	1,026
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	395	417
C10 Capital (SPV) Ltd. 6.722% (undated)[3,5]	1,150	1,059
Vale Overseas Ltd. 6.25% 2017	800	779
		3,281

ENERGY — 0.11%
Pemex Project Funding Master Trust 6.625% 2035	1,800	1,785
Gaz Capital SA 6.51% 2022[3]	600	540
		2,325

UTILITIES — 0.11%
AES Panamá, SA 6.35% 2016[3]	1,100	1,106
Enersis SA 7.375% 2014	650	691
AES Gener SA 7.50% 2014	400	430
		2,227

FINANCIALS — 0.04%
Kazkommerts International BV 8.00% 2015	1,000	830

TELECOMMUNICATION SERVICES — 0.04%
Orascom Telecom 7.875% 2014[3]	850	793

INDUSTRIALS — 0.02%
TFM, SA de CV 9.375% 2012	400	418

Total bonds, notes & other debt instruments (cost: $128,738,000)		135,487

Short-term securities — 15.01%

Federal Home Loan Bank 2.215%–2.26% due 8/20–8/22/2008	42,600	42,469
Freddie Mac 2.075%–2.08% due 8/26–9/15/2008	29,300	29,184
Fannie Mae 1.86%–2.37% due 9/17/2008	25,900	25,786
AstraZeneca PLC 3.05% due 8/5/2008[3]	23,000	22,942
Eksportfinans ASA 2.30%–2.50% due 7/9–7/15/2008[3]	20,700	20,684
U.S. Treasury Bills 1.533% due 9/18/2008	19,600	19,523
Barton Capital LLC 2.47% due 7/9/2008[3]	15,000	14,991
Westpac Banking Corp. 2.43% due 7/17/2008[3]	13,800	13,783
Liberty Street Funding Corp. 2.75% due 7/1/2008[3]	13,500	13,499
Procter & Gamble International Funding S.C.A. 2.22% due 8/19/2008[3]	12,400	12,354
GlaxoSmithKline Finance PLC 2.25% due 7/14/2008[3]	12,000	11,988
BNP Paribas Finance Inc. 2.405% due 7/24/2008	11,200	11,182
Medtronic Inc. 2.14% due 7/14/2008[3]	11,000	10,991
AT&T Inc. 2.34% due 9/9/2008[3]	11,000	10,940
KfW 2.11% due 7/11/2008[3]	10,400	10,393
Novartis Finance Corp. 2.22% due 8/4/2008[3]	10,400	10,374
National Australia Bank Ltd. 2.58% due 8/4/2008[3]	9,800	9,776
American Honda Finance Corp. 2.12% due 7/16/2008	9,400	9,391
Coca-Cola Co. 2.20% due 8/22/2008[3]	7,700	7,669
Enterprise Funding Corp. 2.55% due 8/14/2008[3]	4,200	4,185

Total short-term securities (cost: $312,114,000)		312,104

Total investment securities (cost: $1,739,460,000)		2,087,145
Other assets less liabilities		(7,112)

Net assets		$2,080,033
“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $1,137,798,000, which represented 54.70% of the net assets of the fund.

[2]	Security did not produce income during the last 12 months.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $214,619,000, which represented 10.32% of the net assets of the fund.

[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. This security (acquired 3/8/2007 at a cost of $6,250,000) may be subject to legal or contractual restrictions on resale.

[5]	Index-linked bond whose principal amount moves with a government retail price index.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
ARS = Argentine Pesos
BRL = Brazilian Reais
COP = Colombian Pesos
EGP = Egyptian Pounds
MXN = Mexican Pesos
MYR = Malaysian Ringgit
PLN = Polish Zloty
TRY = New Turkish Lira

Blue Chip Income and Growth Fund
Investment portfolio
June 30, 2008
                                                                                                                                       unaudited

Common stocks — 92.74%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 20.85%
Hewlett-Packard Co.	3,800,000	$167,998
Microsoft Corp.	4,830,000	132,873
International Business Machines Corp.	1,000,000	118,530
Oracle Corp.[1]	3,350,000	70,350
Nokia Corp. (ADR)	2,675,000	65,538
Intel Corp.	2,200,000	47,256
Texas Instruments Inc.	1,532,116	43,144
Cisco Systems, Inc.[1]	1,650,000	38,379
Yahoo! Inc.[1]	1,590,000	32,849
Linear Technology Corp.	550,000	17,914
SAP AG (ADR)	328,276	17,106
Automatic Data Processing, Inc.	250,000	10,475
QUALCOMM Inc.	200,000	8,874
Maxim Integrated Products, Inc.	400,000	8,460
Tyco Electronics Ltd.	175,000	6,269
Analog Devices, Inc.	70,000	2,224
		788,239

HEALTH CARE — 15.31%
Aetna Inc.	2,500,000	101,325
Merck & Co., Inc.	2,415,000	91,021
Abbott Laboratories	1,000,000	52,970
Eli Lilly and Co.	1,125,000	51,930
UnitedHealth Group Inc.	1,900,000	49,875
Amgen Inc.[1]	975,000	45,981
Cardinal Health, Inc.	830,000	42,811
AstraZeneca PLC (ADR)	975,000	41,467
Pfizer Inc	1,900,000	33,193
Medtronic, Inc.	550,000	28,463
Bristol-Myers Squibb Co.	1,125,000	23,096
Covidien Ltd.	175,000	8,381
Schering-Plough Corp.	420,000	8,270
		578,783

INDUSTRIALS — 11.87%
General Electric Co.	4,650,000	124,108
United Technologies Corp.	760,000	46,892
United Parcel Service, Inc., Class B	750,000	46,102
Norfolk Southern Corp.	592,800	37,151
Illinois Tool Works Inc.	650,000	30,882
Rockwell Automation	600,000	26,238
Eaton Corp.	300,000	25,491
Emerson Electric Co.	500,000	24,725
Ingersoll-Rand Co. Ltd., Class A	600,000	22,458
Waste Management, Inc.	500,000	18,855
Avery Dennison Corp.	350,000	15,376
Southwest Airlines Co.	1,000,000	13,040
Pitney Bowes Inc.	300,000	10,230
Tyco International Ltd.	175,000	7,007
		448,555

FINANCIALS — 11.60%
Citigroup Inc.	6,210,000	104,080
Bank of America Corp.	3,450,000	82,351
American International Group, Inc.	2,313,000	61,202
Fannie Mae	2,785,800	54,351
JPMorgan Chase & Co.	1,300,000	44,603
Capital One Financial Corp.	900,000	34,209
Freddie Mac	1,209,100	19,829
HSBC Holdings PLC (ADR)	225,000	17,257
Bank of New York Mellon Corp.	300,000	11,349
Washington Mutual, Inc.[2,3]	480,000	2,011
Washington Mutual, Inc.	250,000	1,233
Washington Mutual, Inc.[3]	228,571	1,127
Wachovia Corp.	200,000	3,106
National City Corp.	245,900	1,173
National City Corp.[3]	145,000	692
		438,573

CONSUMER DISCRETIONARY — 9.90%
Lowe’s Companies, Inc.	7,040,000	146,080
Target Corp.	1,100,000	51,139
Leggett & Platt, Inc.	2,000,000	33,540
Harley-Davidson, Inc.	860,000	31,183
Kohl’s Corp.[1]	550,000	22,022
Carnival Corp., units	650,000	21,424
Mattel, Inc.	1,200,000	20,544
Time Warner Inc.	900,000	13,320
Fortune Brands Inc.	185,000	11,546
Royal Caribbean Cruises Ltd.	500,000	11,235
Home Depot, Inc.	300,000	7,026
Whirlpool Corp.	85,700	5,290
		374,349

ENERGY — 8.71%
Schlumberger Ltd.	1,540,000	165,442
Royal Dutch Shell PLC, Class A (ADR)	800,000	65,368
ConocoPhillips	300,000	28,317
EOG Resources, Inc.	200,000	26,240
Exxon Mobil Corp.	200,000	17,626
Marathon Oil Corp.	332,700	17,257
ENI SpA (ADR)	70,000	5,196
Spectra Energy Corp	130,000	3,736
		329,182

CONSUMER STAPLES — 7.24%
Walgreen Co.	2,055,000	66,808
Wal-Mart Stores, Inc.	1,100,000	61,820
PepsiCo, Inc.	650,000	41,333
Kimberly-Clark Corp.	555,000	33,178
Kellogg Co.	592,000	28,428
ConAgra Foods, Inc.	1,200,000	23,136
General Mills, Inc.	250,000	15,193
H.J. Heinz Co.	80,000	3,828
		273,724

TELECOMMUNICATION SERVICES — 3.64%
AT&T Inc.	2,581,250	86,962
Embarq Corp.	390,000	18,435
Verizon Communications Inc.	405,700	14,362
Sprint Nextel Corp., Series 1	1,350,000	12,825
Qwest Communications International Inc.	1,250,000	4,913
		137,497

UTILITIES — 1.46%
FPL Group, Inc.	400,000	26,232
Southern Co.	500,000	17,460
Xcel Energy Inc.	250,000	5,018
Duke Energy Corp.	260,000	4,519
FirstEnergy Corp.	25,901	2,132
		55,361

MATERIALS — 0.82%
Air Products and Chemicals, Inc.	200,000	19,772
USX Corp.	60,000	11,087
		30,859

MISCELLANEOUS — 1.34%
Other common stocks in initial period of acquisition		50,423

Total common stocks (cost: $3,756,208,000)		3,505,545

Rights & warrants — 0.00%

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 2013[1,2,3]	60,000	23

Total rights & warrants (cost: $230,000)		23

Convertible securities — 0.61%

FINANCIALS — 0.22%
National City Corp., Series G, 0% noncumulative convertible preferred[2,3]	62	5,619
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred[2,3]	60,000	2,740
		8,359

MISCELLANEOUS — 0.39%
Other convertible securities in initial period of acquisition		14,522

Total convertible securities (cost: $27,766,000)		22,881

	Principal amount	Market value
Bonds, notes & other debt instruments — 0.01%	(000)	(000)

FINANCIALS — 0.01%
National City Corp. 5.80% 2017	300	233

Total bonds, notes & other debt instruments (cost: $244,000)		233

Short-term securities — 6.81%

Procter & Gamble International Funding S.C.A. due 7/18–9/17/2008[4]	45,800	45,690
Honeywell International Inc. 2.07%–2.08% due 7/10–7/29/2008[4]	40,100	40,031
Freddie Mac 2.06%–2.30% due 7/3–9/15/2008	34,300	34,174
Federal Home Loan Bank 2.06%–2.22% due 7/16–9/22/2008	31,100	31,013
John Deere Capital Corp. 2.06% due 7/22/2008[4]	15,600	15,576
Wal-Mart Stores Inc. 1.90% due 9/30/2008[4]	15,200	15,090
Federal Farm Credit Banks 2.04% due 9/30/2008	12,000	11,936
FCAR Owner Trust I 2.90% due 7/10/2008	10,900	10,891
Becton, Dickinson and Co. 2.10% due 7/18/2008	10,800	10,789
Kimberly-Clark Worldwide Inc. 2.10% due 8/11/2008[4]	9,000	8,972
Abbott Laboratories 2.10% due 7/30/2008[4]	8,000	7,986
Jupiter Securitization Co., LLC 2.70% due 7/1/2008[4]	7,600	7,599
Variable Funding Capital Corp. 2.61% due 7/3/2008[4]	6,500	6,499
Pfizer Inc 2.11% due 7/28/2008[4]	6,300	6,290
Coca-Cola Co. 2.10% due 8/5/2008[4]	5,100	5,087

Total short-term securities (cost: $257,677,000)		257,623

Total investment securities (cost: $4,042,125,000)		3,786,305
Other assets less liabilities		(6,408)

Net assets		$3,779,897

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $10,393,000, which represented .27% of the net assets of the fund.
[3]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Market value (000)	Percent of net assets

National City Corp., Series G, 0% noncumulative convertible preferred	4/21/2008	$6,200	$5,619	.15%
National City Corp.	4/21/2008	725	692	.02
Washington Mutual, Inc.	4/8/2008	5,970	3,138	.08
Washington Mutual, Inc., warrants, expire 2013	4/8/2008	230	23	.00
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred	1/15/2008	3,000	2,740	.07

Total restricted securities		$16,125	$12,212	.32%

[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $158,820,000, which represented 4.20% of the net assets of the fund.

Key to abbreviation

ADR = American Depositary Receipts

Global Growth and Income Fund
Investment portfolio

June 30, 2008
unaudited

Common stocks — 84.11%	Shares	Market value (000)

FINANCIALS — 15.86%
Citigroup Inc.	1,754,000	$29,397
Banco Santander, SA1	1,240,000	22,639
Fannie Mae	1,050,000	20,486
AEON Credit Service (Asia) Co. Ltd.[1]	1,400,000	17,535
Industrial and Commercial Bank of China Ltd., Class H1	24,137,000	16,459
Sumitomo Mitsui Financial Group, Inc.[1]	2,000	15,031
Berkshire Hathaway Inc., Class B2	3,720	14,925
American International Group, Inc.	533,100	14,106
Korea Exchange Bank[1]	1,025,000	14,040
Grupo Financiero Banorte, SAB de CV, Series O	2,665,000	12,529
Champion Real Estate Investment Trust[1]	27,086,000	12,525
AXA SA1	423,222	12,482
Prudential PLC[1]	996,000	10,553
CapitaMall Trust, units[1]	4,660,000	10,262
Onex Corp.	335,000	9,880
SLM Corp.[2]	492,600	9,532
BOC Hong Kong (Holdings) Ltd.[1]	3,510,000	9,283
PNC Financial Services Group, Inc.	160,000	9,136
Allco Commercial REIT[1]	16,000,000	8,944
AEON Mall Co., Ltd.[1]	300,000	8,860
National Bank of Greece SA1	192,400	8,671
Macquarie International Infrastructure Fund Ltd.[1]	14,753,164	8,631
People’s United Financial, Inc.	485,000	7,566
Fairfax Financial Holdings Ltd.	27,000	6,921
National City Corp.	693,986	3,310
National City Corp.[3]	645,000	3,077
ING Groep NV, depository receipts[1]	200,000	6,324
Saizen Real Estate Investment Trust[1,2]	12,274,000	6,317
American Capital Strategies, Ltd.	250,000	5,942
Westfield Group[1]	370,000	5,764
Allied Capital Corp.	375,000	5,209
Bank of America Corp.	200,000	4,774
iStar Financial, Inc.	350,000	4,623
Allianz SE1	22,500	3,956
Urban Corp.[1]	1,000,000	2,926
ICICI Bank Ltd. (ADR)[2]	100,000	2,876
Macquarie Group Ltd.[1]	60,000	2,787
M&T Bank Corp.	37,500	2,645
Cambridge Industrial Trust[1]	3,998,000	1,971
Sovereign Bancorp, Inc.	180,000	1,325
		374,219

INFORMATION TECHNOLOGY — 13.40%
Microsoft Corp.	2,810,000	77,303
International Business Machines Corp.	325,000	38,522
Google Inc., Class A2	70,000	36,850
Novellus Systems, Inc.[2]	1,000,000	21,190
Micron Technology, Inc.[2]	3,500,000	21,000
Yahoo! Inc.[2]	868,000	17,933
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)[2]	1,610,103	17,566
Nokia Corp.[1]	609,400	14,937
High Tech Computer Corp.[1]	654,500	14,643
Cisco Systems, Inc.[2]	502,000	11,677
EMC Corp.[2]	747,000	10,973
STMicroelectronics NV1	1,000,000	10,323
Trend Micro Inc.[1]	183,000	6,032
Lite-On Technology Corp.[1]	6,000,749	6,014
Hynix Semiconductor Inc.[1,2]	180,000	4,272
Tyco Electronics Ltd.	100,000	3,582
Advanced Micro Devices, Inc.[2]	350,000	2,041
Quanta Computer Inc.[1]	902,996	1,389
		316,247

MATERIALS — 12.41%
Yamana Gold Inc.	4,000,000	66,627
Newmont Mining Corp.	800,000	41,728
Barrick Gold Corp.	650,000	29,575
MeadWestvaco Corp.	1,150,000	27,416
Evraz Group SA (GDR)[1]	180,000	20,947
Bayer AG, non-registered shares[1]	218,500	18,364
Impala Platinum Holdings Ltd.[1]	410,000	16,204
Anglo American PLC[1]	220,575	15,455
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)	350,000	10,444
Grupo México, SAB de CV	4,200,000	9,529
Formosa Plastics Corp.[1]	3,452,000	8,320
Sterlite Industries (India) Ltd.[1,2]	400,000	6,504
Gold Fields Ltd.[1]	500,000	6,358
Mondi PLC[1]	877,125	5,147
Nitto Denko Corp.[1]	100,000	3,838
UPM-Kymmene Oyj[1]	218,200	3,549
James Hardie Industries NV1	650,000	2,637
Mondi Ltd.[1]	13,250	81
		292,723

TELECOMMUNICATION SERVICES — 9.70%
Vodafone Group PLC[1]	14,049,000	41,409
Vodafone Group PLC (ADR)	100,000	2,946
AT&T Inc.	1,223,000	41,203
Telekomunikacja Polska SA1	3,983,800	38,813
Koninklijke KPN NV1	1,282,000	21,929
Chunghwa Telecom Co., Ltd. (ADR)	625,000	15,856
Verizon Communications Inc.	400,000	14,160
Hutchison Telecommunications International Ltd.[1,2]	9,000,000	12,769
Qwest Communications International Inc.	3,100,000	12,183
China Netcom Group Corp. (Hong Kong) Ltd.[1]	3,431,000	9,361
Telecom Italia SpA[1]	2,332,000	4,673
Telecom Italia SpA, nonvoting[1]	1,969,900	3,178
SOFTBANK CORP.[1]	340,000	5,731
Far EasTone Telecommunications Co., Ltd.[1]	2,848,913	4,554
		228,765

CONSUMER DISCRETIONARY — 9.11%
Carnival Corp., units	500,000	16,480
Toyota Motor Corp.[1]	328,000	15,455
Honda Motor Co., Ltd.[1]	449,000	15,303
Saks Inc.[2]	1,200,000	13,176
Virgin Media Inc.[2]	923,000	12,562
McDonald’s Corp.	200,000	11,244
Macquarie Communications Infrastructure Group[1,3]	2,000,000	5,836
Macquarie Communications Infrastructure Group[1]	1,554,291	4,535
Yamada Denki Co., Ltd.[1]	137,000	9,756
Lowe’s Companies, Inc.	450,000	9,337
SEGA SAMMY HOLDINGS INC.[1]	1,000,000	8,757
Pioneer Corp.[1]	1,000,000	8,046
Kohl’s Corp.[2]	200,000	8,008
Carphone Warehouse Group PLC[1]	1,724,000	6,772
Bosideng International Holdings Ltd.[1,2]	39,000,000	6,479
News Corp., Class A	425,000	6,392
Fiat SpA[1]	375,000	6,127
NOK Corp.[1]	358,300	5,700
ProSiebenSAT.1 Media AG, nonvoting preferred[1]	500,000	5,010
Yue Yuen Industrial (Holdings) Ltd.[1]	2,000,000	4,745
Ford Motor Co.[2]	880,000	4,233
Nokian Renkaat Oyj[1]	81,000	3,868
adidas AG1	57,000	3,591
Target Corp.	76,500	3,556
Esprit Holdings Ltd.[1]	280,000	2,914
GOME Electrical Appliances Holding Ltd.[1]	6,040,000	2,857
Liberty Media Corp., Liberty Interactive, Series A2	182,000	2,686
H & M Hennes & Mauritz AB, Class B1	44,000	2,378
General Motors Corp.	205,000	2,358
Time Warner Inc.	150,000	2,220
Haseko Corp.[1]	1,605,000	2,139
Industria de Diseno Textil, SA1	35,150	1,617
Yamaha Corp.[1]	40,000	775
		214,912

INDUSTRIALS — 7.72%
Schneider Electric SA1	256,000	27,610
ALSTOM SA1	100,000	22,941
General Electric Co.	811,000	21,646
Nippon Express Co., Ltd.[1]	3,000,000	14,377
Enka Insaat ve Sanayi AS1	1,166,666	13,486
Outotec Oyj[1]	165,000	10,502
Rickmers Maritime[1]	11,750,000	9,791
Deutsche Lufthansa AG1	450,000	9,671
Asciano Ltd., units[1]	2,884,000	9,617
Ryanair Holdings PLC (ADR)[2]	313,000	8,974
Finmeccanica SpA[1]	200,100	5,229
Siemens AG1	42,000	4,654
Tyco International Ltd.	100,000	4,004
ABB Ltd[1,2]	127,000	3,596
Capita Group PLC[1]	262,000	3,583
Toll Holdings Ltd.[1]	600,000	3,472
SembCorp Industries Ltd[1]	1,090,000	3,350
Randstad Holding NV1	81,000	2,828
URS Corp.[2]	64,000	2,686
Dore Holdings Ltd.[1]	1,848,000	104
		182,121

ENERGY — 6.42%
China National Offshore Oil Corp.[1]	20,000,000	34,691
OAO Gazprom (ADR)[1]	350,000	20,260
Saipem SpA, Class S1	392,000	18,374
Oil and Gas Development Co. Ltd.[1]	9,939,000	17,657
Royal Dutch Shell PLC, Class A (ADR)	184,000	15,035
EnCana Corp.	132,000	12,103
OAO TMK (GDR)[1]	164,500	6,464
OAO TMK (GDR)[1,4]	54,359	2,136
Chevron Corp.	75,000	7,435
Tenaris SA (ADR)	81,000	6,035
Diamond Offshore Drilling, Inc.	41,000	5,705
Halliburton Co.	56,000	2,972
Reliance Industries Ltd.[1]	53,000	2,587
		151,454

HEALTH CARE — 4.22%
Elan Corp., PLC (ADR)[2]	576,100	20,480
UCB SA1	500,000	18,401
Roche Holding AG1	75,850	13,654
Merck & Co., Inc.	301,000	11,345
Schering-Plough Corp.	500,000	9,845
Novo Nordisk A/S, Class B1	140,000	9,232
UnitedHealth Group Inc.	200,000	5,250
Smith & Nephew PLC[1]	415,000	4,559
Abbott Laboratories	65,000	3,443
Johnson & Johnson	51,000	3,281
		99,490

CONSUMER STAPLES — 3.45%
Shoppers Drug Mart Corp.	306,500	16,824
Diageo PLC[1]	600,000	11,024
Coca-Cola Co.	173,000	8,993
Seven & I Holdings Co., Ltd.[1]	250,000	7,160
Altria Group, Inc.	309,000	6,353
Tesco PLC[1]	805,000	5,913
C&C Group PLC[1]	1,000,000	5,530
Avon Products, Inc.	133,000	4,791
Kraft Foods Inc., Class A	98,000	2,788
Philip Morris International Inc.	50,000	2,469
Unilever NV, depository receipts[1]	82,000	2,327
SABMiller PLC[1]	100,000	2,291
Nestlé SA1	40,000	1,809
Beiersdorf AG1	24,000	1,766
Wal-Mart de México, SAB de CV, Series V	371,000	1,471
		81,509

UTILITIES — 1.82%
SUEZ SA1	200,000	13,591
E.ON AG1	57,000	11,486
Exelon Corp.	67,000	6,027
Electricité de France SA1	55,000	5,218
Reliant Energy, Inc.[2]	223,000	4,743
China Resources Power Holdings Co. Ltd.[1]	765,000	1,848
		42,913

Total common stocks (cost: $2,154,938,000)		1,984,353

Preferred stocks — 0.23%	Shares	Market value(000)

FINANCIALS — 0.23%
Bank of America Corp., Series K, 8.00% noncumulative[5]	3,000,000	2,815
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[4,5]	3,570,000	2,521

Total preferred stocks (cost: $5,510,000)		5,336

Convertible securities — 1.05%

FINANCIALS — 1.05%
National City Corp., Series G, 0% noncumulative convertible preferred[1,3]	274	24,833

Total convertible securities (cost: $27,400,000)		24,833

	Principal amount
Bonds, notes & other debt instruments — 2.85%	(000)

FINANCIALS — 0.90%
Sovereign Bancorp, Inc. 8.75% 2018	$8,850	8,939
iStar Financial, Inc. 8.625% 2013	6,000	5,466
Agile Property Holdings Ltd. 9.00% 2013	3,250	2,798
Woori Bank 6.208% 2067[1,4,5]	2,800	2,219
Shinsei Finance (Cayman) Ltd. 6.418% noncumulative preferred (undated)[4,5]	1,737	1,201
SMFG Preferred Capital USD 2 Ltd. 8.75% noncumulative preferred (undated)[4]	500	513
Shinhan Bank 6.819% 2036[5]	100	85
		21,221

TELECOMMUNICATION SERVICES — 0.86%
Sprint Nextel Corp. 3.201% 2010[5]	2,000	1,856
Sprint Capital Corp. 6.90% 2019	10,380	9,125
Sprint Capital Corp. 8.75% 2032	9,630	9,195
		20,176

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.71%
Brazil (Federal Republic of) 10.00% 2014[1]	BRL 9,200	4,761
Brazil (Federal Republic of) 10.00% 2017[1]	16,500	8,081
CoBank ACB 3.376% 2022[4,5]	$5,050	4,017
		16,859

MORTGAGE-BACKED OBLIGATIONS — 0.38%
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 2.833% 2037[5,6]	13,453	8,890

Total bonds, notes & other debt instruments (cost: $65,272,000)		67,146

Short-term securities — 12.10%

AstraZeneca PLC 2.92%–3.05% due 8/22–8/26/2008[4]	43,800	43,619
Fannie Mae 1.86% due 9/17/2008	25,700	25,587
Freddie Mac 2.13% due 9/29–11/21/2008	23,640	23,440
ING (U.S.) Funding LLC 2.57% due 8/22/2008	23,000	22,908
AT&T Inc. 2.34% due 9/9/2008[4]	18,900	18,798
Procter & Gamble International Funding S.C.A. 2.22% due 8/19/2008[4]	17,700	17,634
Eksportfinans ASA 2.35% due 7/1/2008[4]	17,400	17,399
Federal Home Loan Bank 2.28% due 9/5/2008	17,400	17,338
Barton Capital LLC 2.47% due 7/9/2008[4]	16,600	16,590
Jupiter Securitization Co., LLC 2.47% due 7/18/2008[4]	16,200	16,180
Bank of America Corp. 2.52% due 8/1/2008	15,700	15,665
Svenska Handelsbanken Inc. 2.50% due 7/11/2008	14,900	14,889
U.S. Treasury Bills 1.38%–1.533% due 9/4–9/18/2008	14,900	14,851
Variable Funding Capital Corp. 2.53% due 8/8/2008[4]	12,100	12,067
KfW 2.11% due 7/11/2008[4]	7,600	7,595
Liberty Street Funding Corp. 2.75% due 7/1/2008[4]	1,000	1,000

Total short-term securities (cost: $285,590,000)		285,560

Total investment securities (cost: $2,538,710,000)		2,367,228
Other assets less liabilities		(7,919)

Net assets		$2,359,309

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,038,734,000, which represented 44.03% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Market value (000)	Percent of net assets

National City Corp., Series G, 0% noncumulative convertible preferred	4/21/2008	$27,400	$24,833	1.05%
National City Corp.	4/21/2008	3,225	3,077	.13
Other restricted securities		10,154	5,836	.25

Total restricted securities		$40,779	$33,746	1.43%

[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $163,489,000, which represented 6.93% of the net assets of the fund.

[5]	Coupon rate may change periodically.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Growth-Income Fund
Investment portfolio

June 30, 2008
 unaudited

Common stocks — 89.59%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 21.39%
Oracle Corp.[1]	29,305,000	$615,405
Microsoft Corp.	19,705,000	542,085
Cisco Systems, Inc.[1]	17,940,000	417,284
Yahoo! Inc.[1]	19,596,800	404,870
Intel Corp.	18,400,000	395,232
Hewlett-Packard Co.	8,710,000	385,069
Google Inc., Class A1	648,600	341,436
International Business Machines Corp.	2,835,000	336,033
SAP AG2	3,989,874	208,691
SAP AG (ADR)	960,000	50,026
Flextronics International Ltd.[1]	26,835,336	252,252
Nokia Corp.[2]	6,080,000	149,026
Taiwan Semiconductor Manufacturing Co. Ltd.[1,2]	61,082,875	130,644
Linear Technology Corp.	3,500,000	113,995
Xilinx, Inc.	4,000,000	101,000
Visa Inc., Class A1	1,116,600	90,791
Symantec Corp.[1]	4,600,000	89,010
Seagate Technology	3,900,000	74,607
Texas Instruments Inc.	2,625,000	73,920
Automatic Data Processing, Inc.	1,755,000	73,535
Maxim Integrated Products, Inc.	3,389,000	71,677
Motorola, Inc.	8,612,500	63,216
MEMC Electronic Materials, Inc.[1]	986,800	60,728
HOYA CORP.[2]	2,550,000	59,197
Apple Inc.[1]	350,000	58,604
EMC Corp.[1]	3,975,000	58,393
Analog Devices, Inc.	1,750,000	55,597
Dell Inc.[1]	2,400,000	52,512
Paychex, Inc.	1,500,000	46,920
KLA-Tencor Corp.	1,100,000	44,781
Redecard SA, ordinary nominative	1,642,950	31,922
Telefonaktiebolaget LM Ericsson, Class B2	3,000,000	30,997
Microchip Technology Inc.	820,000	25,043
Tyco Electronics Ltd.	578,750	20,731
Lexmark International, Inc., Class A1	550,000	18,386
Advanced Micro Devices, Inc.[1]	2,000,000	11,660
Western Union Co.	400,000	9,888
Sanmina-SCI Corp.[1]	1,750,000	2,240
		5,567,403

INDUSTRIALS — 10.15%
General Electric Co.	17,550,000	468,410
United Technologies Corp.	4,075,000	251,427
United Parcel Service, Inc., Class B	3,800,000	233,586
Norfolk Southern Corp.	3,584,500	224,641
General Dynamics Corp.	2,100,000	176,820
Avery Dennison Corp.	3,955,000	173,743
Southwest Airlines Co.	10,945,000	142,723
Precision Castparts Corp.	1,260,000	121,426
3M Co.	1,700,000	118,303
Tyco International Ltd.	2,361,325	94,547
Rockwell Automation	1,900,000	83,087
Waste Management, Inc.	2,150,000	81,076
FANUC LTD[2]	797,700	77,862
Ingersoll-Rand Co. Ltd., Class A	1,900,000	71,117
Emerson Electric Co.	1,400,000	69,230
Eaton Corp.	800,000	67,976
Burlington Northern Santa Fe Corp.	538,000	53,741
Pitney Bowes Inc.	1,552,200	52,930
Lockheed Martin Corp.	400,000	39,464
Union Pacific Corp.	396,000	29,898
Hertz Global Holdings, Inc.[1]	1,060,200	10,178
		2,642,185

FINANCIALS — 9.63%
Citigroup Inc.	22,353,300	374,641
American International Group, Inc.	13,650,000	361,179
Bank of America Corp.	11,355,000	271,044
Fannie Mae	10,853,500	211,752
HSBC Holdings PLC (Hong Kong)[2]	5,600,000	86,962
HSBC Holdings PLC (ADR)	1,086,050	83,300
State Street Corp.	2,300,000	147,177
JPMorgan Chase & Co.	4,147,900	142,314
Capital One Financial Corp.	3,350,000	127,334
Bank of New York Mellon Corp.	2,663,405	100,757
Genworth Financial, Inc., Class A	4,950,000	88,160
Washington Mutual, Inc.[2,3]	12,800,000	53,638
Washington Mutual, Inc.[3]	2,800,000	13,804
Washington Mutual, Inc.	2,440,550	12,032
Banco Santander, SA2	3,750,000	68,464
SLM Corp.[1]	3,257,000	63,023
Freddie Mac	3,666,450	60,130
American Express Co.	1,500,000	56,505
Countrywide Financial Corp.	13,000,000	55,250
Marsh & McLennan Companies, Inc.	1,455,000	38,630
XL Capital Ltd., Class A	1,465,540	30,132
Allstate Corp.	635,000	28,950
Wells Fargo & Co.	920,000	21,850
MGIC Investment Corp.	1,055,000	6,446
Indiabulls Real Estate Ltd. (GDR)[1,2]	387,915	2,463
		2,505,937

ENERGY — 9.45%
Schlumberger Ltd.	5,825,000	625,780
Chevron Corp.	2,563,200	254,090
Royal Dutch Shell PLC, Class A (ADR)	2,000,000	163,420
Royal Dutch Shell PLC, Class B (ADR)	777,391	62,277
Royal Dutch Shell PLC, Class B2	139,816	5,621
Halliburton Co.	4,280,000	227,140
Marathon Oil Corp.	4,325,000	224,338
Baker Hughes Inc.	2,565,000	224,027
ConocoPhillips	2,225,000	210,018
Devon Energy Corp.	1,340,000	161,014
EOG Resources, Inc.	700,000	91,840
ENI SpA[2]	2,250,000	83,835
Exxon Mobil Corp.	550,000	48,471
Smith International, Inc.	500,000	41,570
OAO Gazprom (ADR)[2]	430,000	24,891
Spectra Energy Corp	332,500	9,556
		2,457,888

HEALTH CARE — 9.40%
Roche Holding AG2	1,532,460	275,864
Aetna Inc.	5,900,000	239,127
Cardinal Health, Inc.	4,450,000	229,531
Abbott Laboratories	4,025,000	213,204
Medtronic, Inc.	4,000,000	207,000
Amgen Inc.[1]	4,168,900	196,605
Merck & Co., Inc.	3,500,000	131,915
Bristol-Myers Squibb Co.	5,710,000	117,226
CIGNA Corp.	3,000,000	106,170
Schering-Plough Corp.	4,427,300	87,174
Eli Lilly and Co.	1,850,000	85,396
Medco Health Solutions, Inc.[1]	1,800,000	84,960
UnitedHealth Group Inc.	3,210,000	84,263
Genentech, Inc.[1]	1,010,000	76,659
Pfizer Inc	3,460,000	60,446
Covidien Ltd.	1,178,750	56,450
WellPoint, Inc.[1]	1,000,000	47,660
AstraZeneca PLC (ADR)	678,400	28,852
AstraZeneca PLC (Sweden)[2]	242,000	10,251
St. Jude Medical, Inc.[1]	860,000	35,157
Boston Scientific Corp.[1]	2,768,324	34,023
Masimo Corp.[1]	750,000	25,762
Johnson & Johnson	200,000	12,868
		2,446,563

CONSUMER DISCRETIONARY — 9.04%
Lowe’s Companies, Inc.	17,710,000	367,483
Time Warner Inc.	18,450,000	273,060
Target Corp.	5,760,700	267,815
Best Buy Co., Inc.	4,009,700	158,784
News Corp., Class A	9,515,200	143,109
Carnival PLC[2]	3,000,000	95,335
Walt Disney Co.	3,000,000	93,600
Vivendi SA2	2,300,000	87,124
Carnival Corp., units	2,624,200	86,494
Magna International Inc., Class A	1,446,000	85,661
Mattel, Inc.	4,400,000	75,328
Time Warner Cable Inc., Class A1	2,825,000	74,806
Harley-Davidson, Inc.	1,950,000	70,707
Kohl’s Corp.[1]	1,700,000	68,068
VF Corp.	800,000	56,944
Royal Caribbean Cruises Ltd.	2,470,000	55,501
D.R. Horton, Inc.	5,000,000	54,250
Comcast Corp., Class A	2,400,000	45,528
Gentex Corp.	3,000,000	43,320
XM Satellite Radio Holdings Inc., Class A1	5,100,000	39,984
Toyota Motor Corp.[2]	800,000	37,696
Amazon.com, Inc.[1]	425,000	31,165
SEGA SAMMY HOLDINGS INC.[2]	1,880,000	16,463
Home Depot, Inc.	600,000	14,052
Li & Fung Ltd.[2]	3,475,000	10,450
		2,352,727

CONSUMER STAPLES — 6.75%
PepsiCo, Inc.	5,250,000	333,848
Molson Coors Brewing Co., Class B	4,430,000	240,682
Avon Products, Inc.	5,470,000	197,029
Philip Morris International Inc.	2,998,700	148,106
Walgreen Co.	3,318,800	107,894
Nestlé SA2	2,300,000	104,005
Wal-Mart Stores, Inc.	1,600,000	89,920
Kraft Foods Inc., Class A	3,025,000	86,061
L’Oréal SA2	780,000	84,777
Wm. Wrigley Jr. Co.	900,000	70,002
Kellogg Co.	1,378,300	66,186
Sara Lee Corp.	5,000,000	61,250
Altria Group, Inc.	2,725,000	56,026
Archer Daniels Midland Co.	1,075,000	36,281
ConAgra Foods, Inc.	1,800,000	34,704
Groupe Danone SA2	325,000	22,756
Kimberly-Clark Corp.	280,000	16,739
		1,756,266

MATERIALS — 5.65%
Air Products and Chemicals, Inc.	2,810,000	277,797
USX Corp.	1,225,000	226,355
SSAB Svenskt Stål AB, Class A2	4,575,000	147,108
Salzgitter AG2	767,743	140,379
Monsanto Co.	876,300	110,799
Mosaic Co.[1]	757,531	109,615
Teck Cominco Ltd., Class B	1,400,000	67,608
Potash Corp. of Saskatchewan Inc.	285,000	65,142
Sealed Air Corp.	3,200,000	60,832
Syngenta AG2	175,000	56,815
Cleveland-Cliffs Inc	420,000	50,060
Dow Chemical Co.	1,350,000	47,128
Weyerhaeuser Co.	750,000	38,355
JSC Uralkali (GDR)[2]	363,300	26,361
JSC Uralkali (GDR)[2,4]	138,400	10,042
International Paper Co.	1,226,664	28,581
MeadWestvaco Corp.	258,200	6,155
		1,469,132

TELECOMMUNICATION SERVICES — 2.76%
Telephone and Data Systems, Inc.	3,100,700	146,570
Telephone and Data Systems, Inc., Special Common Shares	2,300,900	101,470
Sprint Nextel Corp., Series 1	22,095,000	209,902
Qwest Communications International Inc.	25,710,200	101,041
Verizon Communications Inc.	2,528,300	89,502
AT&T Inc.	2,000,000	67,380
Embarq Corp.	57,500	2,718
		718,583

UTILITIES — 1.92%
Exelon Corp.	2,235,765	201,129
Dominion Resources, Inc.	2,500,000	118,725
Public Service Enterprise Group Inc.	1,600,000	73,488
FirstEnergy Corp.	650,000	53,514
FPL Group, Inc.	600,000	39,348
Duke Energy Corp.	665,000	11,558
American Electric Power Co., Inc.	67,900	2,732
		500,494

MISCELLANEOUS — 3.45%
Other common stocks in initial period of acquisition		898,865

Total common stocks (cost: $22,609,321,000)		23,316,043

Rights & warrants — 0.00%

FINANCIALS — 0.00%
Washington Mutual, Inc., warrants, expire 2013[1,2,3]	1,600,000	604

Total rights & warrants (cost: $6,131,000)		604

Convertible securities — 0.35%

FINANCIALS — 0.31%
Citigroup Inc., Series D, 7.00% noncumulative convertible preferred[2,3]	1,777,000	81,165

MISCELLANEOUS — 0.04%
Other convertible securities in initial period of acquisition		9,068

Total convertible securities (cost: $100,321,000)		90,233

	Principal amount
Bonds, notes & other debt instruments — 0.05%	(000)

CONSUMER DISCRETIONARY — 0.05%
XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc. 9.75% 2014	$13,300	12,768

Total bonds, notes & other debt instruments (cost: $12,642,000)		12,768

	Principal amount	Market value
Short-term securities — 9.57%	(000)	(000)

Freddie Mac 2.06%–2.25% due 7/3–11/3/2008	$374,114	$372,673
Variable Funding Capital Corp. 2.53%–2.87% due 7/3–9/22/2008[4]	232,000	231,100
Fannie Mae 2.07%–2.215% due 7/16–10/31/2008	206,736	205,957
AT&T Inc. 2.10%–2.24% due 7/11–8/29/2008[4]	195,100	194,722
Park Avenue Receivables Co., LLC 2.65%–2.72% due 8/5–8/6/2008[4]	87,500	87,265
Jupiter Securitization Co., LLC 2.50%–2.70% 7/01/2008[4]	51,900	51,896
Bank of America Corp. 2.55% due 8/12/2008	68,300	68,079
Enterprise Funding Corp. LLC 2.55%–2.73% due 7/1–9/18/2008[4]	57,500	57,148
Federal Home Loan Bank 1.72%–2.52% due 7/7–12/10/2008	123,800	123,176
United Parcel Service Inc. 2.07%–2.15% due 8/11–10/31/2008[4]	100,000	99,498
Abbott Laboratories 1.95%–2.10% due 7/14–7/30/2008[4]	97,000	96,897
Wal-Mart Stores Inc. 2.07%–2.10% due 7/8–8/4/2008[4]	90,000	89,872
Procter & Gamble Co. 2.10%–2.29% due 7/28–9/23/2008[4]	86,700	86,302
Honeywell International Inc. 2.05%–2.08% due 7/15–7/30/2008[4]	79,800	79,659
Johnson & Johnson 2.11%–2.15% due 8/11–10/16/2008[4]	76,500	76,208
Private Export Funding Corp. 2.08%–2.20% due 7/9–7/29/2008[4]	58,700	58,648
Ciesco LLC 2.68% due 8/14/2008[4]	50,600	50,418
Chevron Funding Corp. 2.07% due 7/2/2008	50,000	49,994
NetJets Inc. 2.06% due 7/16/2008[4]	50,000	49,954
IBM Capital Inc. 2.25% due 9/18/2008[4]	43,550	43,280
Medtronic Inc. 2.18% due 8/12/2008[4]	40,000	39,896
Wells Fargo & Co. 2.14% due 7/25/2008	37,100	37,041
U.S. Treasury Bills 1.86% due 9/18/2008	36,650	36,505
John Deere Capital Corp. 2.08% due 8/1/2008[4]	33,400	33,323
Merck & Co. Inc. 2.17% due 7/22/2008	30,800	30,759
Harley-Davidson Funding Corp. 2.11% due 7/21/2008[4]	26,000	25,961
FCAR Owner Trust I 2.90% due 7/10/2008	25,700	25,680
Walt Disney Co. 2.10% due 7/8/2008	25,000	24,985
Pfizer Inc 2.18% due 9/12/2008[4]	22,100	21,976
Becton, Dickinson and Co. 2.10% due 7/18/2008	20,286	20,265
UnionBanCal Commercial Funding 2.63% due 8/20/2008	15,500	15,442
Edison Asset Securitization LLC 2.43% due 8/29/2008[4]	7,500	7,463

Total short-term securities (cost: $2,492,618,000)		2,492,042

Total investment securities (cost: $25,221,033,000)		25,911,690
Other assets less liabilities		113,505

Net assets		$26,025,195
“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $2,430,185,000, which represented 9.34% of the net assets of the fund.

[3]	Purchases in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date	Cost (000)	Market value (000)	Percent of net assets

Citigroup Inc., Series D, 7.00% noncumulative convertible preferred	1/15/2008	$88,850	$81,165	.31%
Washington Mutual, Inc.	4/8/2008	105,869	53,638	.21
Washington Mutual, Inc.	4/8/2008	24,500	13,804	.05
Washington Mutual, Inc., warrants, expire 2013	4/8/2008	6,131	604	.00

Total restricted securities		$225,350	$149,211	.57%

[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,491,528,000, which represented 5.73% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

Asset Allocation Fund
Investment portfolio

June 30, 2008
 unaudited

Common stocks — 63.21%	Shares	Market value (000)

ENERGY — 13.15%
Suncor Energy Inc.	3,943,618	$229,289
Schlumberger Ltd.	2,009,800	215,913
Chevron Corp.	1,584,328	157,054
Rosetta Resources Inc.[1,2,3]	2,970,000	84,645
Smith International, Inc.	1,000,000	83,140
Petro-Canada	1,400,000	78,525
Arch Coal, Inc.	1,000,000	75,030
Marathon Oil Corp.	1,200,000	62,244
Pioneer Natural Resources Co.	580,000	45,402
CONSOL Energy Inc.	395,000	44,386
Cameco Corp.	1,015,600	43,688
Baker Hughes Inc.	450,000	39,303
Occidental Petroleum Corp.	250,000	22,465
Murphy Oil Corp.	200,000	19,610
Energy XXI (Bermuda) Ltd.[1,4]	1,108,618	6,375
CNX Gas Corp.[1,5]	125,000	5,255
		1,212,324

HEALTH CARE — 9.13%
Medtronic, Inc.	2,250,000	116,438
Wyeth	2,100,000	100,716
Johnson & Johnson	1,500,000	96,510
Amgen Inc.[1]	1,800,000	84,888
Abbott Laboratories	1,400,000	74,158
United Therapeutics Corp.[1]	750,000	73,312
Endo Pharmaceuticals Holdings Inc.[1]	2,500,000	60,475
Eli Lilly and Co.	1,200,000	55,392
Boston Scientific Corp.[1]	4,000,000	49,160
Roche Holding AG4	271,780	48,924
Bristol-Myers Squibb Co.	2,000,000	41,060
Shire PLC (ADR)	500,000	24,565
Affymetrix, Inc.[1]	678,778	6,985
Schering-Plough Corp.	300,900	5,925
Altus Pharmaceuticals Inc.[1]	765,000	3,404
		841,912

INFORMATION TECHNOLOGY — 8.12%
International Business Machines Corp.	900,000	106,677
Microsoft Corp.	3,050,000	83,905
Nokia Corp. (ADR)	3,287,400	80,541
Cisco Systems, Inc.[1]	3,400,000	79,084
Yahoo! Inc.[1]	3,800,000	78,508
Hewlett-Packard Co.	1,500,000	66,315
Oracle Corp.[1]	3,000,000	63,000
Intel Corp.	2,500,000	53,700
Avnet, Inc.[1]	1,400,000	38,192
Kyocera Corp.[4]	380,000	35,744
Paychex, Inc.	700,000	21,896
Samsung Electronics Co., Ltd.[4]	30,000	17,944
Google Inc., Class A1	20,000	10,528
Nortel Networks Corp.[1]	1,200,000	9,864
DataPath, Inc.[1,3,4]	1,189,763	2,380
		748,278

MATERIALS — 5.51%
BHP Billiton Ltd.[4]	4,340,000	184,819
Newmont Mining Corp.	2,165,000	112,926
Rio Tinto PLC[4]	732,789	89,876
Alcoa Inc.	1,500,000	53,430
E.I. du Pont de Nemours and Co.	1,000,000	42,890
Weyerhaeuser Co.	480,000	24,547
		508,488

FINANCIALS — 5.33%
Fannie Mae	4,057,700	79,166
JPMorgan Chase & Co.	1,500,000	51,465
Wells Fargo & Co.	2,000,000	47,500
Bank of New York Mellon Corp.	1,200,000	45,396
Bank of America Corp.	1,600,000	38,192
T. Rowe Price Group, Inc.	600,000	33,882
AMP Ltd.[4]	4,925,210	31,530
Allied Irish Banks, PLC[4]	1,815,000	27,994
Citigroup Inc.	1,500,000	25,140
Freddie Mac	1,250,300	20,505
Affiliated Managers Group, Inc.[1]	220,000	19,813
Berkshire Hathaway Inc., Class A1	160	19,320
Marsh & McLennan Companies, Inc.	700,000	18,585
Marshall & Ilsley Corp.	999,999	15,330
XL Capital Ltd., Class A	600,000	12,336
National City Corp.[3]	1,100,000	5,247
		491,401

INDUSTRIALS — 5.02%
Boeing Co.	1,750,000	115,010
Deere & Co.	1,200,000	86,556
Mitsubishi Corp.[4]	2,000,000	65,923
General Electric Co.	2,250,000	60,053
Raytheon Co.	1,040,000	58,531
ITT Corp.	400,000	25,332
AirAsia Bhd.[1,4]	53,665,000	14,316
Robert Half International Inc.	500,000	11,985
Grafton Group PLC, units[1,4]	1,760,000	10,228
UAL Corp.[1]	1,002,469	5,233
AMR Corp.[1]	1,000,000	5,120
DigitalGlobe Inc.[1,3,4]	1,225,858	4,903
		463,190

CONSUMER DISCRETIONARY — 4.81%
Lowe’s Companies, Inc.	3,810,000	79,057
Johnson Controls, Inc.	2,400,000	68,832
Best Buy Co., Inc.	1,705,350	67,532
Target Corp.	1,150,000	53,464
Kohl’s Corp.[1]	1,244,500	49,830
Magna International Inc., Class A	600,000	35,544
Saks Inc.[1]	3,000,000	32,940
Fortune Brands Inc.	500,000	31,205
Penn National Gaming, Inc.[1]	495,000	15,914
Toyota Motor Corp.[4]	200,000	9,424
		443,742

TELECOMMUNICATION SERVICES — 3.83%
Sprint Nextel Corp., Series 1	12,000,000	114,000
AT&T Inc.	2,700,000	90,963
Vodafone Group PLC[4]	20,000,000	58,949
Verizon Communications Inc.	1,200,000	42,480
Telephone and Data Systems, Inc., Special Common Shares	575,000	25,358
KDDI Corp.[4]	3,400	21,086
American Tower Corp., Class A1	7,045	298
COLT Telecom Group SA1,4	51,200	150
		353,284

CONSUMER STAPLES — 3.64%
Philip Morris International Inc.	2,300,000	113,597
Coca-Cola Co.	1,400,000	72,772
PepsiCo, Inc.	1,000,000	63,590
Altria Group, Inc.	2,300,000	47,288
C&C Group PLC[4]	4,327,519	23,932
Origin Enterprises PLC[1,4]	1,773,300	14,136
		335,315

UTILITIES — 1.03%
Reliant Energy, Inc.[1]	3,250,000	69,127
KGen Power Corp.[1,3,4]	1,339,516	25,786
		94,913

MISCELLANEOUS — 3.64%
Other common stocks in initial period of acquisition		336,013

Total common stocks (cost: $5,113,048,000)		5,828,860

Preferred stocks — 0.25%

FINANCIALS — 0.25%
Barclays Bank PLC 7.434%[5,6]	4,640,000	4,359
Bank of America Corp., Series K, 8.00% noncumulative[6]	4,000,000	3,754
BNP Paribas 7.195%[5,6]	4,000,000	3,627
AXA SA, Series B, 6.379%[5,6]	4,000,000	3,217
QBE Capital Funding II LP 6.797%[5,6]	3,250,000	2,729
National Bank of Canada, Series A, 8.35% exchangeable depositary shares	60,000	1,420
SMFG Preferred Capital USD 1 Ltd. 6.078%[5,6]	1,500,000	1,276
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[5,6]	1,755,000	1,240
Washington Mutual Preferred Funding Trust I, Series A-1, 6.534%[5,6]	2,300,000	1,023
XL Capital Ltd., Series E, 6.50%[6]	1,000,000	676

Total preferred stocks (cost: $27,274,000)		23,321

		Market value
Rights & warrants — 0.00%	Shares	(000)

TELECOMMUNICATION SERVICES — 0.00%
GT Group Telecom Inc., warrants, expire 2010[1,4,5]	2,250	$—

Total rights & warrants (cost: $117,000)		—

Convertible securities — 0.46%

FINANCIALS — 0.46%
National City Corp., Series G, 0% noncumulative convertible preferred[3,4]	470	42,596

Total convertible securities (cost: $47,000,000)		42,596

	Principal amount
Bonds, notes & other debt instruments — 21.63%	(000)

MORTGAGE-BACKED OBLIGATIONS[7] — 6.09%
Fannie Mae 7.00% 2009	$4	4
Fannie Mae 4.89% 2012	10,000	9,966
Fannie Mae 4.00% 2015	5,091	5,042
Fannie Mae 5.50% 2017	2,161	2,194
Fannie Mae 5.00% 2018	5,812	5,838
Fannie Mae 5.50% 2020	10,536	10,701
Fannie Mae 6.00% 2021	480	493
Fannie Mae 6.00% 2021	446	458
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	3,968	3,934
Fannie Mae 6.00% 2026	3,455	3,516
Fannie Mae 5.50% 2033	8,449	8,378
Fannie Mae 5.50% 2033	5,129	5,081
Fannie Mae 4.50% 2035	17,748	16,470
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	860	640
Fannie Mae 6.00% 2036	17,931	18,129
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	3,005	3,096
Fannie Mae 5.50% 2037	16,655	16,436
Fannie Mae 6.00% 2037	35,011	35,407
Fannie Mae 6.00% 2037[4]	4,516	4,502
Fannie Mae 6.50% 2037	2,042	2,092
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	723	757
Fannie Mae 7.00% 2047	4,229	4,381
Fannie Mae 7.00% 2047	1,257	1,302
Freddie Mac 6.50% 2016	731	757
Freddie Mac 5.00% 2018	1,999	2,006
Freddie Mac 5.00% 2023	3,950	3,907
Freddie Mac 6.00% 2026	18,074	18,394
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	735	745
Freddie Mac, Series 3233, Class PA, 6.00% 2036	5,589	5,710
Freddie Mac, Series 3312, Class PA, 5.50% 2037	5,666	5,652
Freddie Mac 5.726% 2037[6]	4,575	4,664
Freddie Mac 5.00% 2038	24,803	23,797
Freddie Mac 6.00% 2038	47,790	48,274
Wells Fargo Mortgage-backed Securities Trust, Series 2003-13, Class A-1, 4.50% 2018	12,633	11,690
Wells Fargo Mortgage-backed Securities Trust, Series 2003-16, Class II-A-1, 4.50% 2018	3,186	2,948
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	5,943	5,625
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	5,605	5,421
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.652% 2036[6]	5,645	5,416
Countrywide Alternative Loan Trust, Series 2005-6CB, Class 2-A-1, 5.00% 2020	5,012	4,736
Countrywide Alternative Loan Trust, Series 2005-50CB, Class 3-A-1, 6.00% 2035	3,716	2,881
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 2.833% 2037[6]	4,487	2,965
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.872% 2047[6]	14,281	10,344
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	3,125	2,920
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	7,057	5,893
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.252% 2036[6]	4,610	3,392
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037	2,841	2,444
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037	3,637	3,087
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.907% 2036[6]	12,960	10,808
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.919% 2036[6]	1,968	1,758
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[6]	5,645	4,609
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-3, 4.561% 2041	16,190	15,744
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.494% 2037[6]	12,000	11,860
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 6.065% 2045[6]	2,625	2,581
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020	1,724	1,534
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	3,184	3,206
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	1,484	1,299
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	3,000	3,060
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	5,000	5,153
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[6]	4,000	3,835
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.44% 2044[6]	10,000	9,669
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	5,910	5,858
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-3, 4.868% 2042	7,000	6,775
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	9,464	8,264
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	3,723	3,355
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[5]	3,125	3,013
American Tower Trust I, Series 2007-1A, Class B, 5.537% 2037[4,5]	2,125	1,949
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[4,5]	2,375	1,982
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[4,5]	2,725	2,207
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[4,5]	2,950	2,333
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC3, Class II-A-1, 5.25% 2020	7,488	6,901
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.836% 2036[6]	2,463	2,026
IndyMac INDX Mortgage Loan Trust, Series 2006-AR11, Class 6-A-1, 5.874% 2036[6]	3,244	2,500
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 6.365% 2036[6]	2,858	2,260
Merrill Lynch Mortgage Trust, Series 2002-MW1, Class A-3, 5.403% 2034	4,000	4,029
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 2044[6]	2,000	2,006
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033	1,000	1,035
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	4,727	4,841
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[5]	3,800	3,604
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[4,5]	1,800	1,572
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[4,5]	700	597
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	6,000	5,644
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.611% 2035[6]	6,340	4,907
CHL Mortgage Pass-Through Trust, Series 2006-HYB5, Class 3-A-1B, 5.927% 2036[6]	711	576
Tower Ventures, LLC, Series 2006-1, Class A-2, 5.45% 2036[4,5]	4,000	3,948
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[4,5]	1,460	1,326
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[4,5]	4,000	3,902
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[4,5]	335	302
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[4,5]	335	300
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[4,5]	335	302
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[4,5]	335	302
Washington Mutual Mortgage, WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	5,990	5,002
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.512% 2045[6]	5,000	4,950
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	5,000	4,796
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[6]	5,602	4,470
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	3,692	3,490
GE Capital Commercial Mortgage Corp., Series 2002-1, Class A-3, 6.269% 2035	3,338	3,417
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-1, 3.787% 2041	400	399
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-M, 5.915% (undated)[6]	3,000	2,808
GSR Mortgage Loan Trust, Series 2004-6F, Class IVA-1, 5.00% 2019	1,521	1,440
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	1,615	1,555
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 2033[4]	2,893	2,922
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	3,041	2,722
Four Times Square Trust, Series 2000-4TS, Class C, 7.86% 2015[5]	2,500	2,674
BCAP LLC Trust, Series 2006-AA2, Class A-1, 2.653% 2037[6]	3,960	2,536
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037	2,694	2,375
Greenwich Capital Commercial Funding Corp., Series 2002-C1, Class A-2, 4.112% 2017	2,386	2,332
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.957% 2034[6]	1,896	1,845
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[5]	1,770	1,753
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class C, 7.786% 2036	1,000	1,013
Banc of America Mortgage Securities, Inc., Series 2003-G, Class 2-A-1, 4.088% 2033[6]	1,073	1,013
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	871	903
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.582% 2027[5,6]	422	421
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030	277	276
Government National Mortgage Assn. 8.50% 2021	43	47
		561,376

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 5.73%
U.S. Treasury 3.375% 2008	6,500	6,532
U.S. Treasury 3.625% 2009	7,000	7,094
U.S. Treasury 3.875% 2010	164,000	168,299
U.S. Treasury 4.875% 2012	65,000	69,078
U.S. Treasury 4.875% 2012	40,000	42,431
U.S. Treasury 3.625% 2013	5,000	5,073
U.S. Treasury 7.25% 2016	2,000	2,458
U.S. Treasury 9.25% 2016	2,000	2,723
U.S. Treasury 8.875% 2017	3,000	4,086
U.S. Treasury 6.625% 2027	35,000	43,887
U.S. Treasury 5.50% 2028	16,000	17,866
U.S. Treasury 4.50% 2036	35,000	34,770
Fannie Mae 5.25% 2012	30,000	30,292
Fannie Mae 6.25% 2029	23,375	26,425
Fannie Mae 7.25% 2030	7,000	8,865
Freddie Mac 4.875% 2008	1,170	1,176
Freddie Mac 5.25% 2011	30,000	31,343
Federal Home Loan Bank 5.125% 2013	6,000	6,254
Federal Home Loan Bank 5.625% 2016	17,375	17,197
CoBank ACB 3.376% 2022[5,6]	3,445	2,740
		528,589

FINANCIALS — 1.86%
Citigroup Inc. 6.125% 2017	3,000	2,884
Citigroup Capital XXI 8.30% 2077[6]	5,825	5,515
Countrywide Home Loans, Inc., Series M, 4.125% 2009	2,650	2,532
Countrywide Home Loans, Inc., Series K, 5.625% 2009	435	424
Countrywide Home Loans, Inc., Series H, 6.25% 2009	1,490	1,468
Countrywide Financial Corp., Series A, 4.50% 2010	150	140
Countrywide Financial Corp., Series B, 5.80% 2012	3,325	3,147
Washington Mutual Bank, FA, Series 11, 6.875% 2011	2,750	2,366
Washington Mutual Bank, FA, Series 16, 5.125% 2015	2,000	1,542
Washington Mutual Preferred Funding Trust III 6.895% (undated)[5,6]	7,100	3,624
iStar Financial, Inc. 6.00% 2010	1,635	1,395
iStar Financial, Inc., Series B, 5.125% 2011	815	697
iStar Financial, Inc. 8.625% 2013	1,050	957
iStar Financial, Inc. 6.05% 2015	4,000	3,204
JPMorgan Chase Bank NA 6.00% 2017	3,500	3,406
JPMorgan Chase Capital XXII, Series V, 6.45% 2087[6]	2,560	2,201
TuranAlem Finance BV 8.50% 2015	4,750	4,109
TuranAlem Finance BV 8.25% 2037[5]	1,750	1,468
Prudential Financial, Inc., Series D, 5.50% 2016	2,000	1,955
Prudential Holdings, LLC, Series C, 8.695% 2023[5,7]	3,000	3,497
Residential Capital Corp. 8.375% 2010[6]	3,250	1,381
General Motors Acceptance Corp. 6.875% 2011	1,750	1,258
General Motors Acceptance Corp. 6.875% 2012	500	343
General Motors Acceptance Corp. 6.75% 2014	3,105	2,053
Royal Bank of Scotland Group PLC 6.99% (undated)[5,6]	5,500	4,968
UniCredito Italiano SpA 5.584% 2017[5,6]	3,500	3,380
HVB Funding Trust III 9.00% 2031[5]	1,600	1,544
Lazard Group LLC 7.125% 2015	4,845	4,536
Lazard Group LLC 6.85% 2017	395	349
Merrill Lynch & Co., Inc., 6.875% 2018	5,000	4,767
Developers Diversified Realty Corp. 4.625% 2010	3,000	2,900
Developers Diversified Realty Corp. 5.50% 2015	2,000	1,788
Wachovia Bank NA 6.60% 2038	4,875	4,261
SLM Corp., Series A, 5.00% 2015	5,000	4,237
Ford Motor Credit Co. 7.375% 2009	650	592
Ford Motor Credit Co. 7.375% 2011	2,000	1,624
Ford Motor Credit Co. 5.46% 2012[4,6]	2,750	2,008
International Lease Finance Corp. 4.35% 2008	1,500	1,498
American General Finance Corp., Series J, 6.50% 2017	3,000	2,640
Simon Property Group, LP 5.30% 2013	2,500	2,462
Simon Property Group, LP 5.875% 2017	1,500	1,443
E*TRADE Financial Corp. 8.00% 2011	1,575	1,457
E*TRADE Financial Corp. 7.875% 2015	2,560	2,214
Monumental Global Funding III 2.913% 2014[5,6]	4,000	3,563
Hospitality Properties Trust 6.70% 2018	4,015	3,454
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[5]	3,500	3,437
Lehman Brothers Holdings Inc., Series I, 6.875% 2018	3,500	3,394
Charles Schwab Corp., Series A, 6.375% 2017	2,000	1,996
Schwab Capital Trust I 7.50% 2037[6]	1,500	1,362
Realogy Corp., Term Loan, Letter of Credit, 5.313% 2013[6,7,8]	168	144
Realogy Corp., Term Loan B, 5.475% 2013[6,7,8]	624	534
Realogy Corp. 10.50% 2014	2,275	1,592
Realogy Corp. 11.00% 2014[9]	1,725	1,026
MetLife Capital Trust X 9.25% 2068[5,6]	3,000	3,239
Wells Fargo & Co. 4.375% 2013	3,250	3,150
HSBK (Europe) BV 7.25% 2017[5]	2,295	1,986
HSBK (Europe) BV 7.25% 2017	1,250	1,082
BOI Capital Funding (No. 2) LP 5.571% (undated)[5,6]	4,500	3,041
CIT Group Inc. 7.625% 2012	3,650	3,036
Agile Property Holdings Ltd. 9.00% 2013	3,400	2,928
HBOS PLC 6.75% 2018[5]	3,000	2,874
Capmark Financial Group Inc. 5.875% 2012	2,600	1,835
Capmark Financial Group Inc. 6.30% 2017	1,500	971
Allstate Corp., Series B, 6.125% 2067[6]	3,070	2,790
ZFS Finance (USA) Trust V 6.50% 2067[5,6]	3,000	2,623
Liberty Mutual Group Inc. 6.50% 2035[5]	1,335	1,054
Liberty Mutual Group Inc. 7.50% 2036[5]	1,750	1,534
Kimco Realty Corp. 5.70% 2017	2,495	2,292
American Express Co. 8.15% 2038	2,000	2,229
Northern Rock PLC 5.60% (undated)[5,6]	200	116
Northern Rock PLC 6.594% (undated)[5,6]	3,200	1,856
Fifth Third Capital Trust IV 6.50% 2067[6]	3,000	1,742
Glen Meadow Pass-Through Trust 6.505% 2067[5,6]	2,000	1,699
Sumitomo Mitsui Banking Corp. 5.625% (undated)[5,6]	1,780	1,600
CNA Financial Corp. 7.25% 2023	1,550	1,441
PNC Funding Corp., Series II, 6.113% (undated)[5,6]	1,800	1,394
Rouse Co. 6.75% 2013[5]	1,225	1,110
Assurant, Inc. 5.625% 2014	1,150	1,091
Brandywine Operating Partnership, LP 5.75% 2012	1,000	941
ProLogis 5.625% 2015	525	494
Plum Creek Timberlands, LP 5.875% 2015	125	114
		170,998

CONSUMER DISCRETIONARY — 1.78%
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	5,650	5,226
Charter Communications Operating, LLC, Term Loan B, 4.90% 2014[6,7,8]	1,990	1,753
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[5]	650	619
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[5]	1,075	1,110
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	5,590	4,172
Univision Communications, Inc., Second Lien Term Loan B, 4.983% 2009[6,7,8]	771	743
Univision Communications Inc. 7.85% 2011	475	447
Univision Communications, Inc., First Lien Term Loan B, 5.149% 2014[6,7,8]	1,410	1,165
Univision Communications Inc. 9.75% 2015[5,9]	10,590	7,837
American Media Operations, Inc., Series B, 10.25% 2009	6,325	5,107
American Media Operations, Inc., Series B, 10.25% 2009[5]	125	101
American Media Operations, Inc. 8.875% 2011	1,715	1,381
American Media Operations, Inc. 8.875% 2011[5]	62	50
CanWest Media Inc., Series B, 8.00% 2012	6,102	5,461
CanWest MediaWorks Inc. 9.25% 2015[5]	500	410
TL Acquisitions, Inc., Term Loan B, 4.98% 2014[6,7,8]	3,329	3,024
Thomson Learning 0%/13.25% 2015[5,10]	940	691
Thomson Learning 10.50% 2015[5]	2,150	1,871
Sun Media Corp. 7.625% 2013	2,000	1,945
Quebecor Media Inc. 7.75% 2016	2,075	1,940
Quebecor Media Inc. 7.75% 2016	1,325	1,239
Michaels Stores, Inc., Term Loan B, 4.75% 2013[6,7,8]	990	835
Michaels Stores, Inc. 10.00% 2014	3,575	3,115
Michaels Stores, Inc. 11.375% 2016	850	680
Hanesbrands Inc., Series B, 6.508% 2014[6]	4,585	4,287
Cox Communications, Inc. 7.875% 2009	4,000	4,105
Allison Transmission Holdings, Inc. 11.00% 2015[5]	750	675
Allison Transmission Holdings, Inc. 11.25% 2015[5,9]	3,850	3,350
Mohegan Tribal Gaming Authority 7.125% 2014	4,750	3,966
Comcast Corp. 6.95% 2037	4,000	3,946
Cablevision Systems Corp., Series B, 8.00% 2012	4,050	3,848
Macy’s Retail Holdings, Inc. 7.875% 2015	3,775	3,808
Boyd Gaming Corp. 7.75% 2012	1,000	868
Boyd Gaming Corp. 6.75% 2014	1,100	852
Boyd Gaming Corp. 7.125% 2016	2,725	2,023
Centex Corp. 5.25% 2015	3,285	2,612
Centex Corp. 6.50% 2016	1,090	916
Toys “R” Us, Inc. 7.625% 2011	3,820	3,438
Tenneco Automotive Inc. 8.625% 2014	3,865	3,430
Radio One, Inc., Series B, 8.875% 2011	2,930	2,498
Radio One, Inc. 6.375% 2013	975	717
McGraw-Hill Companies, Inc. 5.375% 2012	3,000	2,999
Time Warner Inc. 5.875% 2016	3,125	2,951
Neiman Marcus Group, Inc. 9.00% 2015[9]	2,900	2,878
Seneca Gaming Corp. 7.25% 2012	2,100	1,979
Seneca Gaming Corp., Series B, 7.25% 2012	950	895
Pinnacle Entertainment, Inc. 7.50% 2015	3,500	2,695
K. Hovnanian Enterprises, Inc. 8.875% 2012	1,470	1,080
K. Hovnanian Enterprises, Inc. 7.75% 2013	2,200	1,419
K. Hovnanian Enterprises, Inc. 6.50% 2014	250	164
Time Warner Cable Inc. 6.75% 2018	2,500	2,521
NTL Cable PLC 8.75% 2014	2,400	2,268
William Lyon Homes, Inc. 10.75% 2013	3,200	1,744
William Lyon Homes, Inc. 7.50% 2014	1,000	515
AMC Entertainment Inc., Series B, 11.00% 2016	2,250	2,239
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	2,295	2,220
MGM MIRAGE 6.75% 2013	1,645	1,427
MGM MIRAGE 6.625% 2015	925	747
DaimlerChrysler North America Holding Corp. 7.20% 2009	1,000	1,029
DaimlerChrysler North America Holding Corp. 7.75% 2011	1,000	1,062
Warner Music Group 7.375% 2014	2,500	2,091
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	2,300	2,081
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	2,250	2,022
Education Management LLC and Education Management Finance Corp. 8.75% 2014	450	421
Education Management LLC and Education Management Finance Corp. 10.25% 2016	1,730	1,600
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	3,250	1,999
Young Broadcasting Inc. 10.00% 2011[4]	3,367	1,818
LBI Media, Inc. 8.50% 2017[5]	2,230	1,728
Cooper-Standard Automotive Inc. 7.00% 2012	375	315
Cooper-Standard Automotive Inc. 8.375% 2014	1,875	1,387
WDAC Intermediate Corp. 8.375% 2014[5]	1,675	1,281
WDAC Intermediate Corp. 8.50% 2014	375	418
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	1,725	1,665
Idearc Inc. 8.00% 2016	2,625	1,664
Sealy Mattress Co. 8.25% 2014	1,900	1,567
Thomson Reuters Corp. 5.95% 2013	1,500	1,508
iesy Repository GmbH 10.125% 2015	1,000	1,505
Ford Motor Co. 6.50% 2018	2,442	1,429
Dex Media, Inc., Series B, 8.00% 2013	1,750	1,286
Liberty Media Corp. 8.25% 2030	1,375	1,205
News America Inc. 5.30% 2014	1,165	1,144
TRW Automotive Inc. 7.00% 2014[5]	1,250	1,091
Pulte Homes, Inc. 7.875% 2011	1,000	990
Standard Pacific Corp. 5.125% 2009	1,002	982
Local T.V. Finance LLC 9.25% 2015[5,9]	1,170	918
Meritage Homes Corp. 6.25% 2015	825	664
Carmike Cinemas, Inc., Delayed Draw, Term Loan, 6.47% 2012[6,7,8]	405	391
Delphi Corp. 6.50% 2013[11]	985	211
Stoneridge, Inc. 11.50% 2012	2	2
		164,476

INDUSTRIALS — 0.92%
Nielsen Finance LLC, Term Loan B, 4.734% 2013[6,7,8]	1,559	1,455
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	6,700	6,784
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[5]	875	886
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[10]	10,550	7,306
US Investigations Services, Inc., Term Loan B, 5.551% 2015[6,7,8]	746	692
US Investigations Services, Inc. 10.50% 2015[5]	3,100	2,867
US Investigations Services, Inc. 11.75% 2016[5]	1,735	1,501
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	525	532
Hawker Beechcraft Acquisition Co., LLC 8.875% 2015[9]	3,865	3,904
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	350	352
Koninklijke Philips Electronics NV 5.75% 2018	4,800	4,711
General Electric Co. 5.25% 2017	4,500	4,334
Navios Maritime Holdings Inc. 9.50% 2014	4,125	4,238
Union Pacific Corp. 5.75% 2017	805	793
Union Pacific Corp. 5.70% 2018	3,000	2,933
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[5,7]	3,264	3,378
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	3,278	3,278
DAE Aviation Holdings, Inc. 11.25% 2015[5]	3,200	3,192
Raytheon Co. 4.85% 2011	3,000	3,038
THL Buildco, Inc. 8.50% 2014	4,480	2,890
Atlas Copco AB 5.60% 2017[5]	2,750	2,680
TFM, SA de CV 9.375% 2012	2,500	2,612
Ashtead Group PLC 8.625% 2015[5]	1,050	919
Ashtead Capital, Inc. 9.00% 2016[5]	1,775	1,571
Allied Waste North America, Inc., Series B, 7.375% 2014	2,415	2,463
Northwest Airlines, Inc., Term Loan B, 6.31% 2013[4,6,7,8]	929	739
Northwest Airlines, Inc., Term Loan A, 4.56% 2018[4,6,7,8]	2,188	1,652
Caterpillar Financial Services Corp., Series F, 4.85% 2012	2,125	2,121
Hertz Corp. 10.50% 2016	2,125	1,944
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[7]	657	606
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[7]	1,047	911
ARAMARK Corp., Term Loan B, 4.676% 2014[6,7,8]	146	137
ARAMARK Corp., Term Loan B, Letter of Credit, 4.676% 2014[6,7,8]	9	9
ARAMARK Corp. 8.50% 2015	1,125	1,108
Canadian National Railway Co. 4.95% 2014	1,225	1,218
Accuride Corp. 8.50% 2015	1,390	1,029
BNSF Funding Trust I 6.613% 2055[6]	1,115	1,011
DRS Technologies, Inc. 6.625% 2016	850	867
RSC Holdings III, LLC, Second Lien Term Loan B, 6.23% 2013[6,7,8]	895	767
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[7]	78	76
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[7]	178	175
United Air Lines, Inc., Series 1996-A2, 7.87% 2019[7,11]	1,226	428
Alion Science and Technology Corp. 10.25% 2015	840	592
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[7]	604	323
ACIH, Inc. 11.50% 2012[5,11]	1,815	263
		85,285

TELECOMMUNICATION SERVICES — 0.77%
American Tower Corp. 7.125% 2012	6,015	6,105
American Tower Corp. 7.50% 2012	250	254
American Tower Corp. 7.00% 2017[5]	5,675	5,647
SBC Communications Inc. 4.125% 2009	2,250	2,253
BellSouth Corp. 4.20% 2009	3,000	3,007
SBC Communications Inc. 5.10% 2014	1,125	1,104
AT&T Corp. 8.00% 2031[6]	2,000	2,303
Nextel Communications, Inc., Series F, 5.95% 2014	2,800	2,250
Sprint Nextel Corp. 6.00% 2016	1,760	1,516
Sprint Capital Corp. 6.90% 2019	2,050	1,802
Sprint Capital Corp. 8.75% 2032	2,730	2,607
Telecom Italia Capital SA 7.20% 2036	4,000	3,879
Telecom Italia Capital SA 7.721% 2038	2,850	2,904
Centennial Communications Corp. 8.448% 2013[6]	1,000	970
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	1,475	1,527
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[6]	3,600	3,582
Rural Cellular Corp. 8.623% 2012[6]	1,300	1,316
Rural Cellular Corp. 5.682% 2013[6]	4,250	4,282
Verizon Communications Inc. 5.50% 2017	5,050	4,862
British Telecommunications PLC 5.95% 2018	3,500	3,352
Vodafone Group PLC 6.15% 2037	3,500	3,211
Level 3 Financing, Inc. 9.25% 2014	2,625	2,402
Windstream Corp. 8.125% 2013	2,225	2,231
Windstream Corp. 8.625% 2016	150	150
Cricket Communications, Inc. 9.375% 2014	2,460	2,380
Millicom International Cellular SA 10.00% 2013	2,010	2,141
MetroPCS Wireless, Inc. 9.25% 2014	1,500	1,451
Hawaiian Telcom Communications, Inc. 8.486% 2013[6]	175	67
Hawaiian Telcom Communications, Inc. 9.75% 2013	2,545	1,031
Hawaiian Telcom Communications, Inc., Term Loan C, 5.31% 2014[6,7,8]	423	350
		70,936

HEALTH CARE — 0.76%
Tenet Healthcare Corp. 6.375% 2011	2,185	2,103
Tenet Healthcare Corp. 7.375% 2013	2,935	2,774
Tenet Healthcare Corp. 9.875% 2014	3,255	3,287
Tenet Healthcare Corp. 9.25% 2015	3,160	3,113
Bausch & Lomb Inc. 9.875% 2015[5]	8,225	8,287
Cardinal Health, Inc. 5.80% 2016	7,250	7,107
GlaxoSmithKline Capital Inc. 4.85% 2013	6,625	6,623
HealthSouth Corp. 10.75% 2016	5,750	6,210
VWR Funding, Inc. 10.25% 2015[6,9]	4,025	3,733
HCA Inc., Term Loan B, 5.051% 2013[6,7,8]	2,610	2,456
HCA Inc. 9.625% 2016[9]	875	903
PTS Acquisition Corp. 9.50% 2015[9]	3,460	3,114
AstraZeneca PLC 5.40% 2012	2,750	2,815
Biogen Idec Inc. 6.00% 2013	2,500	2,483
Team Finance LLC and Health Finance Corp. 11.25% 2013	2,300	2,409
Hospira, Inc. 5.55% 2012	2,395	2,355
Abbott Laboratories 5.60% 2017	1,935	1,955
Amgen Inc. 6.15% 2018	1,875	1,888
Mylan Inc., Term Loan B, 5.75% 2014[6,7,8]	1,866	1,847
Symbion Inc. 11.00% 2015[5,9]	2,150	1,634
Viant Holdings Inc. 10.125% 2017[5]	1,621	1,386
Surgical Care Affiliates, Inc. 8.875% 2015[5,9]	800	704
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	595	634
		69,820

ASSET-BACKED OBLIGATIONS[7] — 0.74%
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 2.612% 2013[6]	9,860	9,418
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[5]	6,600	6,232
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[5]	6,860	6,099
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-A, MBIA insured, 5.55% 2014	2,500	2,230
AmeriCredit Automobile Receivables Trust, Series 2007-D-F, Class A-4-A, FSA insured, 5.56% 2014	2,750	2,678
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 3.233% 2034[6]	5,000	4,302
New Century Home Equity Loan Trust, Series 2006-2, Class A-2-b, 2.643% 2036[6]	4,000	3,542
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[5]	3,250	3,092
Discover Card Execution Note Trust, Series 2008-3, Class A, 5.10% 2013	3,000	3,007
GMAC Mortgage Loan Trust, Series 2006-HE3, Class A-5, FGIC insured, 5.809% 2036[6]	2,000	867
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[6]	4,250	2,106
Citibank Credit Card Issuance Trust, Series 2008, Class A5, 4.85% 2015	2,875	2,849
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[4,5]	3,000	2,760
CarMax Auto Owner Trust, Series 2007-2, Class A-3, 5.23% 2011	2,750	2,753
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 2.782% 2019[4,5,6]	2,917	2,501
CWABS Asset-backed Certificates Trust, Series 2006-14, Class 2-A-2, 2.633% 2037[6]	2,875	2,224
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-4, 5.46% 2035	1,800	1,636
RAMP Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033[4]	1,867	1,587
Securitized Asset-backed Receivables LLC Trust, Series 2006-NC3, Class A-2B, 2.633% 2036[6]	2,065	1,311
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[6]	1,248	1,220
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[5]	485	484
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[5]	700	698
First Investors Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[5]	1,113	1,067
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	963	966
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[6]	2,500	804
GSAA Home Equity Trust, Series 2006-7, Class AF-5A, 6.205% 2046[6]	750	616
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036[6]	750	615
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 3.283% 2034[6]	338	270
		67,934

UTILITIES — 0.70%
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 6.234% 2014[6,7,8]	1,343	1,247
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015[5]	4,685	4,615
Texas Competitive Electric Holdings Co. LLC 10.25% 2015[5]	3,885	3,827
Texas Competitive Electric Holdings Co. LLC 10.50% 2016[5,9]	3,750	3,647
Edison Mission Energy 7.50% 2013	3,725	3,716
Edison Mission Energy 7.75% 2016	1,150	1,150
Midwest Generation, LLC, Series B, 8.56% 2016[7]	3,214	3,318
Edison Mission Energy 7.00% 2017	600	564
Edison Mission Energy 7.20% 2019	650	609
Edison Mission Energy 7.625% 2027	2,325	2,098
Intergen Power 9.00% 2017[5]	11,000	11,440
NRG Energy, Inc. 7.25% 2014	2,250	2,154
NRG Energy, Inc. 7.375% 2016	2,125	2,006
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	4,000	4,050
Veolia Environnement 5.25% 2013	3,650	3,651
MidAmerican Energy Holdings Co. 6.50% 2037	3,000	3,040
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[5]	2,500	2,453
Virginia Electric and Power Co., Series B, 5.95% 2017	1,750	1,762
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	1,125	1,158
Sierra Pacific Resources 8.625% 2014	550	579
AES Corp. 9.375% 2010	112	118
AES Corp. 8.75% 2013[5]	1,371	1,429
Pacific Gas and Electric Co., First Mortgage Bonds, 3.60% 2009	1,500	1,499
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,500	1,483
Appalachian Power Co., Series M, 5.55% 2011	1,375	1,381
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[5,7]	1,245	1,238
		64,232

ENERGY — 0.69%
Williams Companies, Inc. 7.875% 2021	2,125	2,263
Transcontinental Gas Pipe Line Corp. 7.25% 2026	1,575	1,618
Williams Companies, Inc. 8.75% 2032	8,695	9,912
Enterprise Products Operating LP 6.875% 2033	4,025	3,964
Enterprise Products Operating LP 8.375% 2066[6]	235	235
Enterprise Products Operating LP 7.034% 2068[6]	9,155	8,017
Kinder Morgan Energy Partners LP 6.00% 2017	6,285	6,220
Gaz Capital SA 8.146% 2018[5]	1,750	1,818
Gaz Capital SA, Series 9, 6.51% 2022	3,625	3,263
Ras Laffan Liquefied Natural Gas III 5.838% 2027[5,7]	5,000	4,246
Drummond Co., Inc. 7.375% 2016[5]	3,600	3,366
Husky Energy Inc. 6.80% 2037	3,375	3,354
Enbridge Energy Partners, LP 6.50% 2018[5]	3,000	3,018
Petroplus Finance Ltd. 6.75% 2014[5]	1,750	1,593
Petroplus Finance Ltd. 7.00% 2017[5]	1,550	1,376
Canadian Natural Resources Ltd. 5.70% 2017	3,000	2,944
TransCanada PipeLines Ltd. 6.35% 2067[6]	3,230	2,794
TEPPCO Partners LP 7.00% 2067[6]	2,025	1,760
International Coal Group, Inc. 10.25% 2014	1,250	1,278
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	675	678
		63,717

INFORMATION TECHNOLOGY — 0.67%
NXP BV and NXP Funding LLC 7.497% 2013[6]	€750	998
NXP BV and NXP Funding LLC 7.875% 2014	$1,650	1,526
NXP BV and NXP Funding LLC 8.625% 2015	€2,000	2,426
NXP BV and NXP Funding LLC 9.50% 2015	$6,665	5,815
Freescale Semiconductor, Inc. 9.125% 2014[9]	8,475	6,632
Freescale Semiconductor, Inc. 10.125% 2016	4,000	3,070
First Data Corp., Term Loan B2, 5.552% 2014[6,7,8]	5,956	5,503
Sanmina-SCI Corp. 6.75% 2013	3,575	3,226
Sanmina-SCI Corp. 8.125% 2016	1,925	1,742
Electronic Data Systems Corp., Series B, 6.50% 2013[6]	3,500	3,599
Electronic Data Systems Corp. 7.45% 2029	1,135	1,250
Ceridian Corp. 11.25% 2015[5]	5,150	4,686
Hughes Communications, Inc. 9.50% 2014	4,550	4,624
SunGard Data Systems Inc. 9.125% 2013	3,380	3,431
Hewlett-Packard Co. 5.50% 2018	3,000	2,944
Sensata Technologies BV 8.00% 2014[6]	3,010	2,784
Serena Software, Inc. 10.375% 2016	2,730	2,553
Cisco Systems, Inc. 5.25% 2011	2,375	2,447
National Semiconductor Corp. 6.15% 2012	1,175	1,187
Iron Mountain Inc. 6.625% 2016	980	921
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	740	289
		61,653

MATERIALS — 0.37%
ArcelorMittal 5.375% 2013[5]	3,000	2,963
Metals USA Holdings Corp. 8.698% 2012[6,9]	2,225	2,058
Metals USA, Inc. 11.125% 2015	700	732
Nalco Co. 7.75% 2011	2,615	2,628
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	2,440	2,568
Plastipak Holdings, Inc. 8.50% 2015[5]	2,750	2,558
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	910	799
Stone Container Corp. 8.375% 2012	500	441
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	1,450	1,203
Building Materials Corp. of America 7.75% 2014	2,950	2,434
International Paper Co. 7.95% 2018	2,300	2,291
Berry Plastics Holding Corp. 10.25% 2016[4]	3,175	2,254
Georgia Gulf Corp. 9.50% 2014	2,830	2,130
AEP Industries Inc. 7.875% 2013[4]	2,275	2,002
Georgia-Pacific Corp. 9.50% 2011	1,950	1,991
C10 Capital (SPV) Ltd. 6.722% undated[5,6]	1,800	1,658
Stora Enso Oyj 7.25% 2036[5]	2,000	1,585
Rockwood Specialties Group, Inc. 7.50% 2014	1,165	1,150
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	1,302	1,048
		34,493

CONSUMER STAPLES — 0.36%
Constellation Brands, Inc. 8.375% 2014	1,275	1,297
Constellation Brands, Inc. 7.25% 2017	5,895	5,541
Stater Bros. Holdings Inc. 8.125% 2012	3,425	3,459
Stater Bros. Holdings Inc. 7.75% 2015	1,250	1,247
Yankee Candle Co., Inc., Series B, 8.50% 2015	2,425	1,904
Yankee Candle Co., Inc., Series B, 9.75% 2017	1,325	961
Albertson’s, Inc. 8.00% 2031[4]	2,500	2,498
Vitamin Shoppe Industries Inc. 10.176% 2012[4,6]	2,380	2,434
CVS Caremark Corp. 6.943% 2030[5,7]	2,481	2,391
Kraft Foods Inc. 6.875% 2038	2,375	2,316
Dole Food Co., Inc. 7.25% 2010	1,125	1,024
Dole Food Co., Inc. 8.875% 2011	1,195	1,070
JBS SA 10.50% 2016	2,025	2,045
Delhaize Group 6.50% 2017	1,750	1,768
Elizabeth Arden, Inc. 7.75% 2014	1,680	1,583
Duane Reade Inc. 9.75% 2011	1,445	1,301
Cott Beverages Inc. 8.00% 2011	275	232
		33,071

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.19%
German Government 6.25% 2024	€6,000	10,809
United Mexican States Government, Series MI10, 9.50% 2014	MXN3,000	2,980
Indonesia (Republic of) 11.00% 2020	IDR 8,750,000	807
Indonesia (Republic of) 12.80% 2021	10,405,000	1,078
Indonesia (Republic of) 12.90% 2022	2,241,000	233
Turkey (Republic of) Treasury Bill 0% 2008	TRY1,875	1,524
		17,431

Total bonds, notes & other debt instruments (cost: $2,083,909,000)		1,994,011

Short-term securities — 14.46%

Federal Home Loan Bank 2.10%–2.43% due 7/28–9/19/2008	$153,571	153,012
Freddie Mac 2.02%–2.095% due 7/9–11/7/2008	126,100	125,600
Procter & Gamble International Funding S.C.A. 2.18%–2.25% due 8/11–9/12/2008[5]	111,800	111,277
Wal-Mart Stores Inc. 2.05%–2.08% due 12/9–12/16/2008[5]	100,800	99,396
Pfizer Inc 1.95%–2.28% due 9/12–9/26/2008[5]	65,000	64,579
AT&T Inc. 2.10%–2.25% due 7/10–7/28/2008[5]	63,100	63,021
Coca-Cola Co. 2.06%–2.20% due 7/18–8/19/2008[5]	61,800	61,657
U.S. Treasury Bills 1.48%–1.638% due 8/7–9/18/2008	60,000	59,791
Fannie Mae 1.70%–2.36% due 8/18–9/10/2008	54,300	54,113
Harley-Davidson Funding Corp. 2.10% due 7/9–7/14/2008[5]	50,000	49,958
United Parcel Service Inc. 2.11% due 8/13/2008[5]	50,000	49,836
Johnson & Johnson 2.05%–2.10% due 8/5–8/26/2008[5]	49,000	48,853
Merck & Co. Inc. 2.10%–2.15% due 7/25–8/15/2008	47,300	47,187
IBM Corp. 2.16% due 8/19/2008[5]	25,000	24,906
IBM Capital Inc. 2.15% due 9/10/2008[5]	21,500	21,382
Jupiter Securitization Co., LLC 2.47%–2.60% due 7/14–7/18/2008[5]	40,000	39,956
E.I. duPont de Nemours and Co. 2.12% due 7/2/2008[5]	39,500	39,495
Ciesco LLC 2.52% due 7/23/2008[5]	39,500	39,436
Abbott Laboratories 2.00% due 7/17/2008[5]	37,300	37,255
HSBC Finance Corp. 2.35% due 7/29/2008	32,000	31,939
Enterprise Funding Corp. 2.70% due 8/13/2008[5]	28,783	28,688
Variable Funding Capital Corp. 2.53% due 8/8/2008[5]	27,700	27,624
Brown-Forman Corp. 2.08% due 7/31/2008[5]	23,875	23,822
Genentech, Inc. 2.15% due 7/1/2008[5]	20,000	19,999
Private Export Funding Corp. 2.02% due 8/8/2008[5]	5,800	5,786
Medtronic Inc. 2.25% due 7/23/2008[5]	5,100	5,093

Total short-term securities (cost: $1,334,420,000)		1,333,661

Total investment securities (cost: $8,605,768,000)		9,222,449
Other assets less liabilities		(629)

Net assets		$9,221,820

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Purchased in a transaction exempt from registration under the securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Rosetta Resources Inc.	6/28–11/09/2005	$48,481	$84,645	.92%
National City Corp., Series G,
0% noncumulative convertible preferred	4/21/2008	47,000	42,596	.46
National City Corp.	4/21/2008	5,500	5,247	.06
KGen Power Corp.	12/19/2006	18,753	25,786	.28
DigitalGlobe Inc.	4/14/1999–7/31/2003	1,000	4,903	.05
DataPath, Inc.	6/23/2006	13,087	2,380	.03

Total restricted securities		$133,821	$165,557	1.80%

[4]
Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $813,066,000, which represented 8.82% of the net assets of the fund.

[5]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,109,066,000, which represented 12.03% of the net assets of the fund.

[6]	Coupon rate may change periodically.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $25,443,000, which represented .28% of the net assets of the fund.

[9]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[10]	Step bond; coupon rate will increase at a later date.
[11]	Scheduled interest and/or principal payment was not received.

Key to abbreviations

ADR = American Depositary Receipts
€ = Euros
IDR = Indonesian Rupiah
MXN = Mexican Pesos
TRY = New Turkish Lire

Bond Fund
Investment portfolio

June 30, 2008
unaudited

Bonds, notes & other debt instruments — 87.27%	Principal amount (000)	Market value (000)

MORTGAGE-BACKED OBLIGATIONS[1] — 19.92%
Freddie Mac 4.00% 2015	$1,505	$1,479
Freddie Mac 5.50% 2023	3,318	3,343
Freddie Mac 5.00% 2035	5,285	5,084
Freddie Mac 5.00% 2035	5,104	4,910
Freddie Mac 5.50% 2035	2,503	2,473
Freddie Mac 5.50% 2035	2,498	2,468
Freddie Mac, Series 3061, Class PN, 5.50% 2035	1,740	1,763
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	3,004	2,286
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	2,607	1,986
Freddie Mac, Series 3257, Class PA, 5.50% 2036	7,043	7,054
Freddie Mac 6.00% 2036	47,781	48,376
Freddie Mac 4.781% 2037[2]	3,271	3,279
Freddie Mac 5.00% 2037	25,904	24,870
Freddie Mac 5.50% 2037	6,708	6,619
Freddie Mac, Series 3318, Class JT, 5.50% 2037	5,231	5,221
Freddie Mac 5.50% 2037	2,172	2,143
Freddie Mac 5.73% 2037[2]	5,570	5,667
Freddie Mac 5.867% 2037[2]	1,630	1,667
Freddie Mac 6.00% 2037	51,456	52,042
Freddie Mac 6.00% 2037	32,200	32,632
Freddie Mac 6.00% 2037	12,505	12,649
Freddie Mac 6.00% 2037	9,646	9,757
Freddie Mac 6.00% 2037	3,775	3,818
Freddie Mac 6.50% 2037	18,875	19,370
Freddie Mac 7.00% 2037	4,059	4,231
Freddie Mac 7.00% 2037	3,481	3,628
Freddie Mac 7.00% 2037	1,778	1,854
Freddie Mac 7.00% 2037	1,196	1,247
Freddie Mac 4.663% 2038[2]	5,427	5,397
Freddie Mac 4.944% 2038[2]	1,461	1,463
Freddie Mac 5.00% 2038	12,657	12,143
Freddie Mac 5.00% 2038	9,898	9,497
Freddie Mac 5.00% 2038	5,723	5,491
Freddie Mac 5.00% 2038	5,656	5,426
Freddie Mac 5.00% 2038	4,576	4,391
Freddie Mac 5.00% 2038	3,870	3,713
Freddie Mac 5.00% 2038	3,862	3,705
Freddie Mac 5.00% 2038	272	261
Freddie Mac 5.00% 2038	11	11
Freddie Mac 6.00% 2038	98,865	99,865
Freddie Mac 6.00% 2038	1,917	1,939
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	12,250	12,939
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	5,000	5,146
Fannie Mae, Series 2001-T6B, 6.088% 2011	6,750	7,046
Fannie Mae 10.00% 2018	8	9
Fannie Mae 5.50% 2021	1,504	1,525
Fannie Mae 6.00% 2021	595	611
Fannie Mae, Series 2001-4, Class GA, 10.198% 2025[2]	114	128
Fannie Mae 6.00% 2026	3,069	3,123
Fannie Mae 5.50% 2027	9,557	9,510
Fannie Mae 6.00% 2027	19,714	20,063
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	139	148
Fannie Mae 7.50% 2031	23	25
Fannie Mae, Series 2001-20, Class C, 12.056% 2031[2]	58	66
Fannie Mae 5.50% 2033	15,336	15,207
Fannie Mae 5.00% 2035	2,775	2,670
Fannie Mae 5.50% 2035	1,285	1,272
Fannie Mae 5.50% 2036	4,001	3,951
Fannie Mae 6.00% 2036	8,462	8,555
Fannie Mae 5.00% 2037	4,023	3,862
Fannie Mae 5.00% 2037	3,429	3,292
Fannie Mae 5.00% 2037	2,381	2,286
Fannie Mae 5.382% 2037[2]	9,834	9,954
Fannie Mae 5.50% 2037	11,041	10,896
Fannie Mae 5.783% 2037[2]	11,270	11,437
Fannie Mae 6.00% 2037	12,739	12,891
Fannie Mae 6.00% 2037	12,542	12,668
Fannie Mae 6.00% 2037	3,839	3,854
Fannie Mae 6.173% 2037[2]	14,319	14,703
Fannie Mae 6.50% 2037	9,367	9,649
Fannie Mae 6.50% 2037	4,083	4,184
Fannie Mae 6.50% 2037	3,950	4,047
Fannie Mae 6.50% 2037	2,799	2,883
Fannie Mae 7.00% 2037	12,102	12,704
Fannie Mae 7.00% 2037	7,067	7,361
Fannie Mae 7.00% 2037	4,722	4,918
Fannie Mae 7.00% 2037	4,170	4,343
Fannie Mae 7.00% 2037	3,001	3,126
Fannie Mae 4.443% 2038[2]	4,427	4,384
Fannie Mae 4.50% 2034	19,000	17,605
Fannie Mae 4.539% 2038[2]	1,693	1,685
Fannie Mae 5.00% 2038	58,878	56,481
Fannie Mae 5.322% 2038[2]	2,543	2,578
Fannie Mae 6.50% 2038	4,584	4,696
Fannie Mae 7.00% 2038	3,324	3,462
Fannie Mae 7.00% 2038	1,279	1,342
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	108	114
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	99	101
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	141	148
Government National Mortgage Assn. 6.00% 2038	41,750	42,437
Wells Fargo Alternative Loan Trust, Series 2007-PA4, Class III-A-1, 6.085% 2037[2]	18,471	15,600
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class III-A-1, 6.25% 2037	4,732	4,132
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	9,772	8,808
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class V-A-1, 7.00% 2037	5,013	4,606
Nykredit 4.00% 2035	DKr58,246	10,531
Nykredit 5.00% 2038	28,830	5,518
Nykredit 6.00% 2038	27,530	5,544
Nykredit 6.00% 2038	15,390	3,139
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[3]	$2,174	1,349
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	3,000	3,092
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-1A, 3.883% 2037	16	16
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	2,000	1,939
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class E, 5.015% 2037[3]	5,000	4,067
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	1,680	1,716
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038	4,000	3,901
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.847% 2039[2]	1,225	1,192
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[2]	7,000	6,850
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	4,234	4,043
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	2,086	1,792
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	1,573	1,496
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	1,302	1,224
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	2,432	2,141
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	2,465	2,138
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 2.833% 2037[2]	9,645	6,373
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.872% 2047[2]	3,361	2,434
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.951% 2047[2]	1,404	1,069
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 5.681% 2034	17	17
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	3,820	3,812
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042[2]	3,250	3,116
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-2, 5.242% 2044	5,000	4,979
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	4,000	3,951
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	2,117	1,768
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037	6,818	5,867
Residential Accredit Loans, Inc., Series 2007-QS7, Class II-A-1, 6.75% 2037	4,609	3,411
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037	5,000	4,244
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[3,4]	1,750	1,738
SBA CMBS Trust, Series 2005-1, Class D, 6.219% 2035[3,4]	3,000	2,844
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[3]	3,000	2,924
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[3,4]	4,500	4,060
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[3,4]	3,000	2,684
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[3]	2,000	1,929
American Tower Trust I, Series 2007-1A, Class C, 5.615% 2037[3]	2,000	1,737
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[3,4]	4,000	3,338
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[3,4]	6,500	5,264
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[3]	3,000	2,955
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[3]	6,300	5,975
Crown Castle Towers LLC, Series 2006-1, Class E, 6.065% 2036[3]	1,000	890
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[3,4]	1,300	1,136
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[3,4]	500	427
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.494% 2037[2]	4,000	3,953
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-LN1, Class H, 5.70% 2037[2,3]	2,000	1,532
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	2,401	2,385
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	3,500	3,485
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037	8,169	6,785
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 2-A-1, 6.50% 2037	2,927	2,104
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	2,284	1,939
CHL Mortgage Pass-Through Trust, Series 2003-50, Class A-1, 5.00% 2018	4,373	4,138
CHL Mortgage Pass-Through Trust, Series 2004-J7, Class 3-A-1, 5.00% 2019	6,532	6,182
Wells Fargo Mortgage-backed Securities Trust, Series 2005-1, Class I-A-1, 4.75% 2020	5,604	5,245
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	1,038	1,004
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.652% 2036[2]	2,999	2,877
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class A-3-A, 4.949% 2038[2]	2,000	1,936
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.841% 2039[2]	3,160	3,120
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 2041[2]	2,445	2,326
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 2043[2]	1,065	986
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.681% 2034[2]	1,668	1,563
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2-A-3, 6.096% 2036[2]	4,877	3,636
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2-A-1, 6.625% 2037[2]	4,068	3,102
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.836% 2036[2]	5,018	4,129
IndyMac INDX Mortgage Loan Trust, Series 2006-AR25, Class 3-A-1, 6.365% 2036[2]	4,764	3,766
Lehman Mortgage Trust, Series 2007-6, Class 2-A1, 6.892% 2037[2]	5,324	3,988
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037	2,021	1,781
Lehman Mortgage Trust, Series 2007-8, Class 3-A1, 7.25% 2037	1,913	1,540
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020	6,763	6,513
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033	2,500	2,613
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	4,000	3,763
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[3]	500	479
Tower Ventures, LLC, Series 2006-1, Class D, 6.052% 2036[3,4]	6,000	5,568
Hilton Hotel Pool Trust, Series 2000-HLTA, Class F, 7.75% 2015[3]	5,000	5,393
Bank of America 5.50% 2012[3]	5,000	5,193
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.919% 2036[2]	1,574	1,406
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.89% 2037[2]	1,527	1,358
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.961% 2037[2]	3,074	2,358
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	1,054	1,041
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	750	770
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	3,000	2,973
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.922% 2036[2]	6,173	4,651
CitiMortgage Alternative Loan Trust, Series 2005-A1, Class IIA-1, 5.00% 2020	4,441	4,175
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 2033[4]	4,108	4,149
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.124% 2033[2]	564	555
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.957% 2034[2]	758	738
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2]	3,000	2,695
ABN AMRO Mortgage Corp., Series 2002-10, Class II-A-1, 5.00% 2018	4,219	3,961
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.518% 2044[2]	1,000	953
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.512% 2045[2]	3,000	2,970
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	1,274	1,190
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	2,919	2,712
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	3,705	3,820
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 3-A1, 5.826% 2037[2]	4,016	3,793
Washington Mutual Mortgage, WMALT Series 2006-8, Class A-3-B, 5.784% 2036	5,000	3,423
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	848	870
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-4, 5.144% 2042[2]	2,550	2,520
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 2.603% 2046[2]	3,581	3,354
CSAB Mortgage-backed Trust, Series 2007-1, Class 4-A-8, 7.00% 2037	4,178	3,353
Northern Rock PLC 5.625% 2017[3]	3,000	3,022
Chase Mortgage Finance Trust, Series 2003-S9, Class A-1, 5.00% 2018	2,925	2,769
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.915% 2049[2]	2,500	2,443
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	2,523	2,361
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.582% 2027[2,3]	74	74
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3]	2,321	2,299
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.37% 2030[2]	1,250	1,254
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.37% 2030[2]	1,000	1,001
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[2]	1,650	1,580
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	319	320
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	1,172	1,216
Residential Asset Securitization Trust, Series 2004-A6, Class A-1, 5.00% 2019	1,353	1,285
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	1,249	1,279
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	1,174	1,202
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	926	935
Chase Manhattan Bank — First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class B, 7.619% 2031	750	771
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	484	504
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	430	433
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	397	400
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030	92	92
		1,153,131

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 14.42%
U.S. Treasury 5.50% 2009	17,692	18,178
U.S. Treasury 5.75% 2010	8,420	8,961
U.S. Treasury 4.50% 2011	18,000	18,772
U.S. Treasury 4.875% 2011	14,790	15,631
U.S. Treasury 4.25% 2012	32,575	33,909
U.S. Treasury 4.875% 2012	28,590	30,328
U.S. Treasury 3.875% 2013	50,000	51,261
U.S. Treasury 4.25% 2013	15,000	15,660
U.S. Treasury 4.25% 2013	5,000	5,217
U.S. Treasury 4.00% 2014	14,690	15,157
U.S. Treasury 4.50% 2016	24,000	25,244
U.S. Treasury 5.125% 2016	233,800	255,034
U.S. Treasury 7.50% 2016	60,000	74,981
U.S. Treasury 9.25% 2016	11,000	14,976
U.S. Treasury 3.875% 2018	17,820	17,670
U.S. Treasury 8.50% 2020	25,500	35,160
U.S. Treasury 6.00% 2026	4,000	4,685
U.S. Treasury 5.25% 2029	8,500	9,227
U.S. Treasury 4.50% 2036	6,935	6,890
Freddie Mac 5.25% 2011	30,500	31,865
Freddie Mac 5.50% 2012	10,000	10,563
Freddie Mac: 5.75% 2012	40,000	42,454
Fannie Mae 5.50% 2011	5,000	5,250
Fannie Mae 5.25% 2012	26,000	26,253
Fannie Mae 4.625% 2013	20,000	19,553
CoBank ACB 7.875% 2018[3]	9,260	9,211
CoBank ACB 3.376% 2022[2,3]	21,925	17,440
Federal Home Loan Bank 5.625% 2016	10,000	9,898
United States Agency for International Development, Republic of Egypt 4.45% 2015	5,000	5,050
Small Business Administration, Series 2001-20J, 5.76% 2021[1]	391	399
		834,877

FINANCIALS — 12.99%
Residential Capital Corp. 8.375% 2010[2]	23,075	9,807
Residential Capital Corp. 8.50% 2010[3]	1,689	1,406
General Motors Acceptance Corp. 7.25% 2011	10,460	7,692
General Motors Acceptance Corp. 6.625% 2012	5,000	3,433
General Motors Acceptance Corp. 6.875% 2012	7,000	4,797
General Motors Acceptance Corp. 7.00% 2012	4,390	3,054
General Motors Acceptance Corp. 4.882% 2014[2]	5,000	3,231
General Motors Acceptance Corp. 6.75% 2014	1,500	992
AIG SunAmerica Global Financing VII 5.85% 2008[3]	1,000	1,001
American General Finance Corp., Series J, 2.999% 2011[2]	5,000	4,610
International Lease Finance Corp., Series R, 5.40% 2012	2,500	2,246
International Lease Finance Corp., Series R, 5.625% 2013	6,875	6,017
International Lease Finance Corp., Series R, 5.65% 2014	2,500	2,174
American General Finance Corp., Series J, 6.50% 2017	1,750	1,540
American General Finance Corp., Series J, 6.90% 2017	8,185	7,146
American International Group, Inc., Series G, 5.85% 2018	1,650	1,549
American International Group, Inc. 8.175% 2058[2,3]	1,000	944
ILFC E-Capital Trust I 5.90% 2065[2,3]	1,500	1,215
American International Group, Inc., Series A-1, 6.25% 2087[2]	2,835	2,226
JPMorgan Chase & Co. 4.891% 2015[2]	5,300	5,202
JPMorgan Chase Bank NA 6.00% 2017	2,250	2,190
JPMorgan Chase & Co. 6.00% 2018	2,000	1,952
Bear Stearns Companies Inc. 7.25% 2018	10,600	11,081
JPMorgan Chase & Co., Series I, 7.90% (undated)[2]	9,040	8,501
Citigroup Inc. 4.125% 2010	3,000	2,973
Citigroup Inc., Series E, 8.40% (undated)[2]	5,600	5,330
Citigroup Capital XXI 8.30% 2077[2]	20,000	18,936
Countrywide Home Loans, Inc. 5.875% 2008	£810	1,565
Countrywide Home Loans, Inc., Series M, 4.125% 2009	$2,915	2,785
Countrywide Home Loans, Inc., Series K, 5.625% 2009	3,325	3,243
Countrywide Home Loans, Inc., Series H, 6.25% 2009	3,000	2,956
Countrywide Financial Corp., Series A, 4.50% 2010	990	922
Countrywide Financial Corp. 6.25% 2010	$ A1,200	1,016
Countrywide Home Loans, Inc., Series L, 4.00% 2011	$883	804
Countrywide Financial Corp., Series B, 3.21% 2012[2]	5,000	4,531
Countrywide Financial Corp., Series B, 5.80% 2012	7,615	7,208
Bank of America Corp. 5.30% 2017	13,095	12,041
Bank of America Corp., Series M, 8.125% noncumulative preferred (undated)[2]	9,970	9,437
Ford Motor Credit Co. 9.75% 2010[2]	9,250	8,069
Ford Motor Credit Co. 7.25% 2011	2,425	1,881
Ford Motor Credit Co. 5.46% 2012[2,4]	6,670	4,869
Ford Motor Credit Co. 8.00% 2016	8,275	6,022
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	€1,595	2,202
Westfield Group 5.40% 2012[3]	$5,000	4,905
Westfield Group 5.70% 2016[3]	3,130	2,928
Westfield Group 7.125% 2018[3]	9,500	9,756
Resona Bank, Ltd. 3.75% 2015[2]	€1,015	1,492
Resona Bank, Ltd. 4.125% (undated)[2]	970	1,265
Resona Bank, Ltd. 5.85% (undated)[2,3]	$18,880	16,265
Washington Mutual Bank 3.115% 2013[2]	4,265	3,445
Washington Mutual Bank, FA 5.50% 2013	2,000	1,601
Washington Mutual Bank, FA 5.65% 2014	1,000	781
Washington Mutual Bank, FA, Series 16, 5.125% 2015	5,645	4,352
Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[2,3]	11,800	6,381
Washington Mutual Preferred Funding Trust III 6.895% (undated)[2,3]	3,900	1,991
Liberty Mutual Group Inc. 6.50% 2035[3]	435	343
Liberty Mutual Group Inc. 7.50% 2036[3]	4,875	4,275
Liberty Mutual Group Inc., Series A, 7.80% 2087[3]	4,700	3,761
Liberty Mutual Group Inc., Series C, 10.75% 2088[2,3]	10,295	9,879
Bayerische Hypo- und Vereinsbank AG 6.00% 2014	€1,635	2,519
UniCredito Italiano SpA 5.584% 2017[2,3]	$9,480	9,155
UniCredito Italiano SpA 6.00% 2017[3,4]	6,700	6,240
Merrill Lynch & Co., Inc., Series C, 5.45% 2013	10,000	9,441
Merrill Lynch & Co., Inc., 6.875% 2018	8,840	8,428
HBOS PLC 6.75% 2018[3]	11,640	11,152
HBOS PLC 5.375% (undated)[2,3]	5,000	4,414
HBOS PLC 6.657% (undated)[2,3]	2,500	1,756
MetLife, Inc. 5.50% 2014	2,044	2,051
MetLife Capital Trust IV 7.875% 2067[2,3]	1,400	1,376
MetLife Capital Trust X 9.25% 2068[2,3]	11,900	12,848
Capmark Financial Group Inc. 3.366% 2010[2]	5,750	4,435
Capmark Financial Group Inc. 5.875% 2012	4,000	2,824
Capmark Financial Group Inc. 6.30% 2017	13,185	8,536
HSBK (Europe) BV 7.75% 2013	3,125	2,973
HSBK (Europe) BV 7.75% 2013[3]	505	480
HSBK (Europe) BV 7.25% 2017[3]	13,760	11,909
Royal Bank of Scotland Group PLC 6.99% (undated)[2,3]	16,940	15,303
Lehman Brothers Holdings Inc. 6.50% 2017	2,000	1,853
Lehman Brothers Holdings Inc., Series I, 6.875% 2018	10,375	10,062
Lehman Brothers Holdings Inc. 7.50% 2038	2,200	2,046
Santander Issuances, SA Unipersonal 5.805% 2016[2,3]	7,300	7,058
Santander Perpetual, SA Unipersonal 4.375% (undated)[2]	€2,065	2,749
Santander Perpetual, SA Unipersonal 6.671% (undated)[2,3]	$3,000	2,903
CIT Group Inc. 6.875% 2009	2,500	2,327
CIT Group Inc. 3.187% 2011[2]	5,000	4,082
CIT Group Inc. 5.40% 2013	4,000	3,044
CIT Group Inc. 6.10% 2067[2]	4,500	2,072
PNC Funding Corp. 3.099% 2014[2]	5,000	4,524
PNC Funding Corp., Series II, 6.113% (undated)[2,3]	2,500	1,936
PNC Preferred Funding Trust III 8.70% (undated)[3]	5,000	4,985
ProLogis 5.50% 2012	2,500	2,443
ProLogis 6.625% 2018	8,280	8,171
Hospitality Properties Trust 6.85% 2012	340	327
Hospitality Properties Trust 6.75% 2013	1,500	1,426
Hospitality Properties Trust 5.125% 2015	560	454
Hospitality Properties Trust 6.30% 2016	1,300	1,152
Hospitality Properties Trust 5.625% 2017	5,155	4,191
Hospitality Properties Trust 6.70% 2018	3,530	3,037
CNA Financial Corp. 6.60% 2008	1,736	1,749
CNA Financial Corp. 5.85% 2014	625	600
CNA Financial Corp. 6.50% 2016	5,540	5,348
CNA Financial Corp. 7.25% 2023	3,000	2,789
Sumitomo Mitsui Banking Corp. 4.375% 2014[2]	€1,645	2,501
Sumitomo Mitsui Banking Corp. 5.625% (undated)[2,3]	$8,250	7,415
Realogy Corp., Term Loan, Letter of Credit, 5.313% 2013[1,2,5]	105	90
Realogy Corp., Term Loan B, 5.475% 2013[1,2,5]	390	333
Realogy Corp. 10.50% 2014	7,280	5,096
Realogy Corp. 11.00% 2014[6]	5,000	2,975
Realogy Corp. 12.375% 2015	2,500	1,237
Catlin Insurance Ltd. 7.249% (undated)[2,3]	13,110	9,583
Fifth Third Bancorp 8.25% 2038	3,000	2,436
Fifth Third Capital Trust IV 6.50% 2067[2]	11,900	6,910
Lincoln National Corp. 5.65% 2012	3,250	3,226
Lincoln National Corp. 7.00% 2066[2]	6,630	6,048
TuranAlem Finance BV 7.75% 2013[3]	1,000	847
TuranAlem Finance BV 8.50% 2015	2,750	2,379
TuranAlem Finance BV 8.50% 2015[3]	875	757
TuranAlem Finance BV 8.25% 2037[3]	5,000	4,194
New York Life Global Funding 3.875% 2009[3]	2,250	2,255
New York Life Global Funding 4.65% 2013[3]	5,700	5,660
Berkshire Hathaway Finance Corp. 5.40% 2018[3]	7,500	7,510
Kimco Realty Corp. 6.00% 2012	500	487
Kimco Realty Corp., Series C, 4.82% 2014	2,500	2,278
Kimco Realty Corp. 5.70% 2017	5,000	4,593
Rouse Co. 3.625% 2009	1,140	1,102
Rouse Co. 7.20% 2012	2,360	2,177
Rouse Co. 6.75% 2013[3]	4,500	4,077
Host Marriott, LP, Series M, 7.00% 2012	4,050	3,847
Host Hotels & Resorts, LP, Series S, 6.875% 2014	3,000	2,775
Hartford Financial Services Group, Inc. 6.30% 2018	2,160	2,162
Glen Meadow Pass-Through Trust 6.505% 2067[2,3]	5,250	4,459
SLM Corp., Series A, 5.40% 2011	1,210	1,106
SLM Corp., Series A, 5.45% 2011	5,906	5,397
Prudential Holdings, LLC, Series C, 8.695% 2023[1,3]	1,250	1,457
Prudential Financial, Inc. 8.875% 2068[2]	5,000	4,968
HSBC Holdings PLC 6.50% 2037	6,960	6,364
ZFS Finance (USA) Trust II 6.45% 2065[2,3]	5,000	4,442
ZFS Finance (USA) Trust V 6.50% 2067[2,3]	2,000	1,748
ORIX Corp. 5.48% 2011	6,680	6,182
American Express Co. 6.15% 2017	4,000	3,914
American Express Co. 6.80% 2066[2]	2,170	2,009
Chubb Corp. 5.75% 2018	2,480	2,408
Chubb Corp. 6.375% 2067[2]	3,505	3,211
ERP Operating LP 4.75% 2009	1,000	992
ERP Operating LP 6.625% 2012	2,000	2,033
ERP Operating LP 6.584% 2015	2,500	2,461
Wells Fargo Bank, National Assn. 4.75% 2015	3,000	2,865
Wells Fargo Bank, National Assn. 5.75% 2016	2,500	2,484
Genworth Financial, Inc. 6.15% 2066[2]	6,500	5,117
E*TRADE Financial Corp. 8.00% 2011	3,075	2,844
E*TRADE Financial Corp. 7.375% 2013	1,550	1,341
E*TRADE Financial Corp. 7.875% 2015	1,050	908
Kazkommerts International BV 7.00% 2009[3]	500	485
Kazkommerts International BV 7.875% 2014[3]	800	688
Kazkommerts International BV 8.00% 2015	1,300	1,079
Kazkommerts International BV 8.00% 2015[3]	1,250	1,037
Kazkommerts International BV, Series 4, 7.50% 2016	2,000	1,569
iStar Financial, Inc. 5.375% 2010	3,500	3,151
iStar Financial, Inc. 6.00% 2010	750	640
iStar Financial, Inc., Series B, 5.125% 2011	1,000	856
Charles Schwab Corp., Series A, 6.375% 2017	3,000	2,993
Schwab Capital Trust I 7.50% 2037[2]	1,740	1,580
Goldman Sachs Group, Inc. 6.15% 2018	2,750	2,673
Goldman Sachs Group, Inc. 6.75% 2037	2,000	1,835
Korea Development Bank 5.30% 2013	4,500	4,471
Monumental Global Funding 5.50% 2013[3]	2,490	2,494
Monumental Global Funding III 5.25% 2014[3]	2,000	1,930
Capital One Financial Corp. 6.15% 2016	5,000	4,414
Wachovia Bank NA 6.60% 2038	5,000	4,370
Principal Life Insurance Co. 6.25% 2012[3]	4,000	4,194
North Front Pass Through Trust 5.81% 2024[2,3]	3,125	2,904
Nationwide Mutual Insurance Co. 8.25% 2031[3]	750	753
Nationwide Mutual Insurance Co. 7.875% 2033[3]	515	497
Development Bank of Singapore Ltd. 7.875% 2009[3]	4,000	4,144
Nationwide Financial Services, Inc. 6.75% 2067[2]	5,155	4,094
AXA SA 6.463% (undated)[2,3]	5,000	4,007
Jackson National Life Global 5.375% 2013[3]	3,900	3,865
Lazard Group LLC 7.125% 2015	4,015	3,759
Lazard Group LLC 6.85% 2017	20	18
Silicon Valley Bank 5.70% 2012	4,000	3,725
Northern Rock PLC 5.60% (undated)[2,3]	1,800	1,044
Northern Rock PLC 6.594% (undated)[2,3]	4,400	2,552
ACE INA Holdings Inc. 5.875% 2014	1,080	1,084
ACE INA Holdings Inc. 5.80% 2018	1,400	1,348
ACE INA Holdings Inc. 6.70% 2036	1,155	1,122
Allstate Corp., Series B, 6.125% 2067[2]	980	891
Allstate Corp., Series A, 6.50% 2067[2]	3,000	2,629
UnumProvident Corp. 5.859% 2009	2,000	2,020
UnumProvident Finance Co. PLC 6.85% 2015[3]	1,500	1,491
Simon Property Group, LP 4.875% 2010	1,000	992
Simon Property Group, LP 6.125% 2018	2,500	2,436
Sovereign Bancorp, Inc. 8.75% 2018	3,250	3,283
Downey Financial Corp. 6.50% 2014	4,065	3,068
Banco Bilbao Vizcaya Argentaria, SA, 5.919% (undated)[2]	3,600	2,945
Banco Mercantil del Norte, SA 6.135% 2016[3]	1,550	1,517
Banco Mercantil del Norte, SA 6.862% 2021[2,3]	900	844
Shinsei Bank, Ltd. 3.75% 2016[2]	€1,030	1,422
Shinsei Bank, Ltd. 3.75% 2016[2]	675	932
Protective Life Insurance Co., Series 2007-D, 5.45% 2012	$2,250	2,235
Rodamco Europe Finance BV, Series 5, 3.75% 2012	€1,600	2,233
SunTrust Banks, Inc. 7.25% 2018	$2,150	2,149
Assured Guaranty US Holdings Inc., Series A, 6.40% 2066[2]	3,000	1,982
United Dominion Realty Trust, Inc. 6.50% 2009	1,000	1,009
United Dominion Realty Trust, Inc. 5.00% 2012	1,000	953
Developers Diversified Realty Corp. 3.875% 2009	1,000	988
Developers Diversified Realty Corp. 4.625% 2010	1,000	967
Société Générale 5.75% 2016[3]	1,650	1,614
Loews Corp. 6.00% 2035	1,800	1,605
Banco Santander-Chile 5.375% 2014[3]	1,500	1,468
Morgan Stanley 10.09% 2017	BRL3,000	1,444
City National Corp. 5.125% 2013	$1,500	1,430
Standard Chartered Bank 6.40% 2017[3]	1,400	1,371
Barclays Bank PLC 7.70% (undated)[2,3]	1,000	1,012
Chohung Bank 4.50% 2014[2]	1,030	983
Chevy Chase Bank, FSB 6.875% 2013	1,000	925
Assurant, Inc. 5.625% 2014	765	726
Zions Bancorporation 5.50% 2015	740	590
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)[2,3]	500	501
Advanta Capital Trust I, Series B, 8.99% 2026	500	315
Mangrove Bay Pass Through Trust 6.102% 2033[2,3,4]	390	172
Twin Reefs Asset Trust (XLFA), Series B, 3.449% 2079[2,3]	2,500	92
Plum Creek Timberlands, LP 5.875% 2015	185	169
		751,822

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 9.31%
Japanese Government 0.90% 2008	¥1,142,400	10,781
Japanese Government 1.30% 2011	1,114,000	10,632
Japanese Government 1.40% 2012	1,161,000	11,105
Japanese Government 1.50% 2014	720,000	6,890
Japanese Government 1.70% 2016	4,070,450	39,182
Japanese Government 1.70% 2017	218,050	2,088
Japanese Government 2.30% 2035	637,700	5,887
Israeli Government 6.00% 2010[4]	ILS74,730	22,810
Israeli Government 6.50% 2016[4]	14,615	4,493
Israeli Government 5.50% 2017[4]	46,960	13,430
Polish Government 6.00% 2009	PLN37,190	17,329
Polish Government 4.25% 2011	25,900	11,340
Polish Government 5.25% 2017	25,590	10,905
Singapore (Republic of) 4.375% 2009	$ S27,150	20,353
Singapore (Republic of) 3.125% 2011	14,955	11,413
Singapore (Republic of) 3.75% 2016	10,040	7,602
Swedish Government 5.00% 2009	SKr 69,635	11,614
Swedish Government 6.75% 2014	108,510	19,956
Swedish Government 5.00% 2020	39,290	6,840
United Kingdom 5.25% 2012	£1,110	2,214
United Kingdom 4.75% 2015	9,596	18,649
United Kingdom 4.00% 2016	2,670	4,927
United Kingdom 8.00% 2021	£1,030	2,582
United Kingdom 4.75% 2038	2,970	5,968
Spanish Government 2.90% 2008	€10,450	16,371
Spanish Government 6.15% 2013	10,620	17,590
German Government 3.75% 2013	4,510	6,826
German Government 3.50% 2016	1,665	2,437
German Government, Series 6, 4.00% 2016	2,960	4,466
German Government 3.75% 2017	12,515	18,516
Malaysian Government 3.869% 2010	MYR41,465	12,664
Malaysian Government 3.756% 2011	8,000	2,424
Malaysian Government 3.833% 2011	18,060	5,472
Malaysian Government 3.718% 2012	17,800	5,347
Malaysian Government 4.262% 2016	20,900	6,213
Queensland Treasury Corp. 6.00% 2011	$ A 6,040	5,600
Queensland Treasury Corp. 6.00% 2015	23,470	21,240
Queensland Treasury Corp. 6.00% 2017	4,610	4,124
Belgium (Kingdom of), Series 49, 4.00% 2017	€9,930	14,626
Belgium (Kingdom of), Series 40, 5.50% 2017	3,050	5,017
United Mexican States Government Global 9.875% 2010	$1,000	1,093
United Mexican States Government Global 6.375% 2013	1,260	1,329
United Mexican States Government, Series MI10, 9.50% 2014	MXN30,900	3,069
United Mexican States Government, Series M20, 10.00% 2024	48,400	4,978
United Mexican States Government Global 6.05% 2040	$9,000	8,699
Ireland Government 4.50% 2018	€3,570	5,401
Ireland Government 4.40% 2019	7,080	10,530
Netherlands Government Eurobond 4.25% 2013	4,870	7,491
Netherlands Government Eurobond 4.50% 2017	2,610	4,024
South Korean Government 5.00% 2011	KRW11,613,590	10,864
European Investment Bank 6.125% 2017	$ A9,110	8,144
Russian Federation 8.25% 2010[1]	$1,556	1,625
Russian Federation 8.25% 2010[1,3]	889	928
Russian Federation 7.50% 2030[1]	4,925	5,540
French Government O.A.T. Eurobond 4.75% 2035	€5,190	7,867
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	$5,750	7,307
KfW 1.35% 2014	¥564,000	5,309
Panama (Republic of) Global 7.125% 2026	$390	414
Panama (Republic of) Global 9.375% 2029	500	656
Panama (Republic of) Global 6.70% 2036[1]	3,450	3,519
Argentina (Republic of) 1.933% 2012[1,2,4]	4,000	2,122
Argentina (Republic of) 5.83% 2033[1,4,6,7]	ARS10,139	1,970
Corporación Andina de Fomento 5.75% 2017	$3,000	2,921
Canadian Government 4.25% 2026[4,7]	$ C1,293	1,847
Austria (Republic of) 4.30% 2017	€1,100	1,665
Dominican Republic 9.04% 2018[1,3]	$1,093	1,120
El Salvador (Republic of) 7.65% 2035[3]	580	603
		538,958

CONSUMER DISCRETIONARY — 7.46%
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 11.75% 2011	1,225	894
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 13.50% 2011	425	353
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[3]	6,200	5,890
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	4,425	4,093
Charter Communications Operating, LLC, Term Loan B, 4.90% 2014[1,2,5]	10,099	8,898
Charter Communications Operating, LLC, Term Loan B, 8.50% 2014[1,2,5]	4,988	4,967
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[3]	3,000	3,097
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	4,000	2,985
General Motors Corp. 7.20% 2011	5,210	4,025
General Motors Corp. 7.125% 2013	9,950	6,343
General Motors Corp. 7.25% 2013	€1,000	1,079
General Motors Corp. 8.80% 2021	$19,470	11,536
General Motors Corp. 9.40% 2021	1,000	625
General Motors Corp. 8.375% 2033	890	532
AOL Time Warner Inc. 6.875% 2012	6,250	6,399
Time Warner Inc. 5.875% 2016	1,510	1,426
AOL Time Warner Inc. 7.625% 2031	10,635	10,826
Time Warner Inc. 6.50% 2036	5,660	5,054
Tele-Communications, Inc. 9.80% 2012	2,000	2,256
Comcast Corp. 5.85% 2015	6,275	6,152
Comcast Corp. 6.30% 2017	3,380	3,355
Comcast Corp. 5.70% 2018	5,425	5,156
Comcast Corp. 6.95% 2037	630	622
Comcast Corp. 6.40% 2038	6,440	5,960
Univision Communications, Inc., Second Lien Term Loan B, 4.983% 2009[1,2,5]	559	539
Univision Communications Inc. 7.85% 2011	6,790	6,383
Univision Communications, Inc., First Lien Term Loan B, 5.149% 2014[1,2,5]	5,010	4,141
Univision Communications Inc. 9.75% 2015[3,6]	16,765	12,406
Federated Retail Holdings, Inc. 5.35% 2012	5,056	4,702
Macy’s Retail Holdings, Inc. 7.875% 2015	6,940	7,000
Federated Retail Holdings, Inc. 5.90% 2016	9,780	8,509
News America Inc. 4.75% 2010	2,000	1,996
News America Holdings Inc. 9.25% 2013	2,500	2,867
News America Holdings Inc. 8.25% 2018	4,885	5,505
News America Inc. 6.65% 2037	5,400	5,289
News America Inc. 6.75% 2038	1,000	1,026
Target Corp. 6.00% 2018	5,500	5,530
Target Corp. 7.00% 2038	9,500	9,771
Time Warner Cable Inc. 5.40% 2012	5,000	4,954
Time Warner Cable Inc. 6.75% 2018	9,000	9,076
K. Hovnanian Enterprises, Inc. 6.00% 2010	3,225	2,854
K. Hovnanian Enterprises, Inc. 6.50% 2014	1,000	655
K. Hovnanian Enterprises, Inc. 6.25% 2015	2,980	1,877
K. Hovnanian Enterprises, Inc. 6.25% 2016	2,190	1,369
K. Hovnanian Enterprises, Inc. 7.50% 2016	1,780	1,193
K. Hovnanian Enterprises, Inc. 8.625% 2017	5,625	4,134
MGM MIRAGE 6.00% 2009	4,750	4,697
MGM MIRAGE 6.75% 2012	4,000	3,610
MGM MIRAGE 6.75% 2013	1,250	1,084
MGM MIRAGE 5.875% 2014	1,700	1,385
MGM MIRAGE 7.50% 2016	1,000	827
J.C. Penney Co., Inc. 8.00% 2010	6,655	6,906
J.C. Penney Co., Inc. 9.00% 2012	2,485	2,639
J.C. Penney Corp., Inc. 5.75% 2018	1,800	1,609
Michaels Stores, Inc., Term Loan B, 4.75% 2013[1,2,5]	2,227	1,879
Michaels Stores, Inc. 10.00% 2014	8,950	7,798
Michaels Stores, Inc. 0%/13.00% 2016[8]	750	366
Michaels Stores, Inc. 11.375% 2016	750	600
Standard Pacific Corp. 5.125% 2009	2,000	1,960
Standard Pacific Corp. 6.875% 2011	300	271
Standard Pacific Corp. 7.75% 2013	4,500	3,937
Standard Pacific Corp. 6.25% 2014	1,345	1,116
Standard Pacific Corp. 7.00% 2015	1,340	1,112
Allison Transmission Holdings, Inc., Term Loan B, 5.24% 2014[1,2,5]	4,963	4,435
Allison Transmission Holdings, Inc. 11.00% 2015[3]	4,350	3,915
Mohegan Tribal Gaming Authority 6.375% 2009	5,250	5,224
Mohegan Tribal Gaming Authority 7.125% 2014	3,300	2,755
Radio One, Inc., Series B, 8.875% 2011	7,410	6,317
Radio One, Inc. 6.375% 2013	1,650	1,213
CanWest Media Inc., Series B, 8.00% 2012	8,253	7,386
Beazer Homes USA, Inc. 8.625% 2011	5,000	4,325
Beazer Homes USA, Inc. 8.125% 2016	3,145	2,406
Thomson Corp. 6.20% 2012	1,035	1,053
Thomson Reuters Corp. 6.50% 2018	5,650	5,640
Cox Communications, Inc. 7.875% 2009	1,500	1,539
Cox Communications, Inc. 4.625% 2010	1,750	1,741
Cox Communications, Inc. 5.45% 2014	3,500	3,368
Toys “R” Us, Inc. 7.625% 2011	5,170	4,653
Toys “R” Us-Delaware, Inc., Term Loan B, 6.969% 2012[1,2,5]	2,000	1,936
Edcon Pty Ltd. 8.208% 2014[2,4]	€6,000	6,522
D.R. Horton, Inc. 8.00% 2009	$2,700	2,707
D.R. Horton, Inc. 5.25% 2015	4,700	3,760
Liberty Media Corp. 7.75% 2009	1,750	1,769
Liberty Media Corp. 7.875% 2009	2,200	2,232
Liberty Media Corp. 8.25% 2030	2,375	2,081
NTL Cable PLC 8.75% 2014	3,200	3,024
NTL Cable PLC 8.75% 2014	€1,000	1,445
NTL Cable PLC 9.75% 2014	£700	1,283
CSC Holdings, Inc., Series B, 8.125% 2009	$3,750	3,788
CSC Holdings, Inc., Series B, 7.625% 2011	1,000	985
Cablevision Systems Corp., Series B, 8.00% 2012	1,000	950
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	6,200	5,704
DaimlerChrysler North America Holding Corp. 8.00% 2010	3,000	3,190
DaimlerChrysler North America Holding Corp. 7.75% 2011	2,330	2,475
Chancellor Media Corp. of Los Angeles 8.00% 2008	4,250	4,314
Clear Channel Communications, Inc. 5.50% 2014	1,425	856
Ford Motor Co., Term Loan B, 5.48% 2013[1,2,5]	5,197	4,209
Ford Motor Co. 6.50% 2018	555	325
Ford Motor Co. 8.875% 2022	315	202
Marriott International, Inc., Series J, 5.625% 2013	5,000	4,708
Harrah’s Operating Co., Inc. 5.50% 2010	4,500	4,044
Harrah’s Operating Co., Inc. 5.625% 2015	1,000	543
KB Home 5.875% 2015	1,630	1,361
KB Home 6.25% 2015	3,735	3,156
Royal Caribbean Cruises Ltd. 8.00% 2010	1,375	1,396
Royal Caribbean Cruises Ltd. 8.75% 2011	2,675	2,705
Thomson Learning 10.50% 2015[3]	4,500	3,915
Dex Media West LLC, Dex Media West Finance Co., Series B, 8.50% 2010	750	744
Dex Media, Inc., Series B, 0%/9.00% 2013[8]	1,400	1,008
Dex Media, Inc., Series B, 0%/9.00% 2013[8]	1,250	900
Dex Media, Inc., Series B, 8.00% 2013	1,250	919
Seminole Tribe of Florida 5.798% 2013[1,3]	1,575	1,572
Seminole Tribe of Florida 7.804% 2020[1,3]	1,500	1,490
Toll Brothers, Inc. 4.95% 2014	765	676
Toll Brothers, Inc. 5.15% 2015	2,365	2,051
Kabel Deutschland GmbH 10.625% 2014	2,625	2,697
Meritage Corp. 7.731% 2017[3,4]	4,000	2,555
American Media Operations, Inc. 8.875% 2011	3,030	2,439
American Media Operations, Inc. 8.875% 2011[3]	110	89
Vidéotron Ltée 6.875% 2014	1,625	1,576
Vidéotron Ltée 6.375% 2015	1,000	933
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	2,275	2,355
Delphi Automotive Systems Corp. 6.50% 2009[9]	7,500	1,631
Delphi Corp. 6.50% 2013[9]	480	103
Delphi Automotive Systems Corp. 6.55% 2006[9]	500	110
Delphi Automotive Systems Corp. 7.125% 2029[9]	1,750	376
Dollar General Corp. 10.625% 2015	1,050	1,045
Dollar General Corp. 11.875% 2017[2,6]	1,150	1,093
Dillard’s, Inc. 6.625% 2008	700	701
Dillard Department Stores, Inc. 9.125% 2011	1,400	1,393
Staples, Inc. 7.375% 2012	2,000	2,078
Centex Corp. 5.70% 2014	890	728
Centex Corp. 5.25% 2015	1,690	1,344
Boyd Gaming Corp. 7.75% 2012	1,350	1,171
Boyd Gaming Corp. 6.75% 2014	1,000	775
Visteon Corp. 8.25% 2010	283	253
Visteon Corp. 7.00% 2014	2,000	1,100
Visteon Corp. 12.25% 2016[3]	730	588
Neiman Marcus Group, Inc. 9.00% 2015[6]	1,900	1,886
Tenneco Automotive Inc. 8.625% 2014	2,000	1,775
Cinemark USA, Inc., Term Loan B, 4.44% 2013[1,2,5]	835	798
Cinemark, Inc. 0%/9.75% 2014[8]	1,000	955
MDC Holdings, Inc. 5.50% 2013	1,750	1,687
Quebecor Media Inc. 7.75% 2016	1,575	1,473
Young Broadcasting Inc. 10.00% 2011[4]	2,716	1,467
Goodyear Tire & Rubber Co. 6.678% 2009[2]	1,375	1,372
YUM! Brands, Inc. 7.70% 2012	1,000	1,074
Regal Cinemas Corp., Series B, 9.375% 2012[4]	1,000	1,029
Viacom Inc. 6.25% 2016	1,000	967
Claire’s Stores, Inc. 9.25% 2015	1,675	879
William Lyon Homes, Inc. 7.625% 2012	1,500	788
Sealy Mattress Co. 8.25% 2014	800	660
Education Management LLC and Education Management Finance Corp. 8.75% 2014	650	608
AMC Entertainment Inc. 8.00% 2014	675	602
		432,163

INDUSTRIALS — 4.16%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011[1]	1,000	925
Continental Airlines, Inc. 8.75% 2011	2,000	1,350
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[1]	3,570	3,459
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[1]	220	181
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[1]	1,279	1,055
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[1]	1,805	1,642
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[1]	3,126	2,884
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[1]	1,169	1,070
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[1]	3,909	3,322
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[1]	634	553
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[1]	1,325	1,014
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[1]	2,632	2,507
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[1]	2,462	2,315
Delta Air Lines, Inc., Series 2000-1, Class A-1, 7.379% 2011[1]	448	432
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[1]	8,627	8,153
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 2012[1]	1,000	872
Delta Air Lines, Inc., Series 2002-1, Class C, 7.779% 2013[1]	238	212
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[1]	10,798	10,366
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[1]	1,568	1,403
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 6.55% 2014[1,2,5]	4,316	4,181
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 6.65% 2014[1,2,5]	4,276	4,143
DAE Aviation Holdings, Inc. 11.25% 2015[3]	8,255	8,234
General Electric Co. 5.00% 2013	1,250	1,260
General Electric Co. 5.25% 2017	1,500	1,445
General Electric Capital Corp., Series A, 5.625% 2017	2,250	2,204
General Electric Capital Corp., Series A, 3.04% 2018[2]	1,000	919
General Electric Capital Corp., Series A, 5.625% 2018	4,750	4,602
General Electric Capital Corp., Series A, 3.164% 2026[2]	6,400	5,455
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[1]	1,310	1,140
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[1]	1,546	1,492
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012[1]	1,850	1,693
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[1]	8,535	8,194
AMR Corp. 9.00% 2016	1,500	773
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[1]	889	475
AMR Corp. 10.20% 2020	1,345	740
AMR Corp. 10.00% 2021[4]	1,200	660
Nielsen Finance LLC, Term Loan B, 4.734% 2013[1,2,5]	2,985	2,786
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	7,300	7,391
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[3]	1,500	1,519
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[8]	4,200	2,908
Koninklijke Philips Electronics NV 4.625% 2013	4,300	4,240
Koninklijke Philips Electronics NV 6.875% 2038	10,000	10,357
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[1]	321	316
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[1,9]	3,633	4,142
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[1]	3,035	3,006
United Air Lines, Inc., Term Loan B, 4.938% 2014[1,2,5]	2,212	1,630
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[1]	309	305
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[1]	458	449
United Air Lines, Inc., 1991 Equipment Trust Certificates, Series A, 10.11% 2006[1,4,9]	230	0
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[1]	3,862	3,198
CSX Corp. 6.25% 2015	5,000	5,024
CSX Corp. 7.45% 2038	7,500	7,539
Allied Waste North America, Inc., Series B, 6.50% 2010	1,000	1,005
Allied Waste North America, Inc., Series B, 5.75% 2011	1,000	987
Allied Waste North America, Inc., Series B, 6.125% 2014	2,750	2,654
Allied Waste North America, Inc., Series B, 7.375% 2014	1,000	1,020
Allied Waste North America, Inc. 7.25% 2015	2,000	2,005
Allied Waste North America, Inc. 6.875% 2017	2,000	1,965
Hutchison Whampoa International Ltd. 7.00% 2011[3]	500	526
Hutchison Whampoa International Ltd. 6.50% 2013[3]	6,750	6,848
Northwest Airlines, Inc., Term Loan A, 4.56% 2018[1,2,4,5]	9,313	7,031
Canadian National Railway Co. 4.95% 2014	1,430	1,422
Canadian National Railway Co. 5.55% 2018	5,375	5,313
Kansas City Southern Railway Co. 7.50% 2009	4,200	4,263
Kansas City Southern Railway Co. 8.00% 2015	2,000	2,030
John Deere Capital Corp. 5.40% 2011	2,000	2,041
John Deere Capital Corp., Series D, 4.50% 2013	3,500	3,460
ARAMARK Corp., Term Loan B, 4.676% 2014[1,2,5]	3,083	2,899
ARAMARK Corp., Term Loan B, Letter of Credit, 4.676% 2014[1,2,5]	196	184
ARAMARK Corp. 6.373% 2015[2]	200	188
ARAMARK Corp. 8.50% 2015	2,175	2,142
Ashtead Group PLC 8.625% 2015[3]	1,000	875
Ashtead Capital, Inc. 9.00% 2016[3]	4,500	3,983
B/E Aerospace 8.50% 2018	4,330	4,368
Union Pacific Corp. 5.75% 2017	1,080	1,064
Union Pacific Corp. 5.70% 2018	3,265	3,192
TFM, SA de CV 9.375% 2012	3,150	3,292
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[1,3]	1,494	1,546
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[1,3]	1,689	1,735
RBS Global, Inc. and Rexnord LLC 9.50% 2014	3,250	3,153
Atrium Companies, Inc., Term Loan B, 6.49% 2012[1,2,5]	3,456	2,972
US Investigations Services, Inc. 11.75% 2016[3]	2,955	2,556
American Standard Inc. 7.625% 2010	2,300	2,413
Tyco International Group SA 6.125% 2008	2,375	2,383
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	2,325	2,325
Atlas Copco AB 5.60% 2017[3]	2,340	2,280
THL Buildco, Inc. 8.50% 2014	3,225	2,080
USG Corp. 6.30% 2016	2,000	1,620
BNSF Funding Trust I 6.613% 2055[2]	1,680	1,523
Waste Management, Inc. 7.375% 2010	650	679
WMX Technologies, Inc. 7.10% 2026	500	507
Volvo Treasury AB 5.00% 2017	€590	847
RSC Holdings III, LLC, Second Lien Term Loan B, 6.23% 2013[1,2,5]	$696	596
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[1,3]	463	487
		240,594

TELECOMMUNICATION SERVICES — 3.97%
Nextel Communications, Inc., Series E, 6.875% 2013	16,720	14,138
Nextel Communications, Inc., Series D, 7.375% 2015	17,740	14,734
Sprint Nextel Corp. 6.00% 2016	11,000	9,475
Sprint Capital Corp. 8.75% 2032	5,350	5,108
AT&T Corp. 7.30% 2011[2]	1,850	1,972
AT&T Wireless Services, Inc. 7.875% 2011	1,890	2,013
SBC Communications Inc. 5.10% 2014	2,700	2,650
SBC Communications Inc. 5.625% 2016	6,750	6,695
AT&T Inc. 5.50% 2018	11,335	11,004
AT&T Inc. 5.60% 2018	2,270	2,219
SBC Communications Inc. 6.45% 2034	2,130	2,063
Verizon Communications Inc. 5.25% 2013	5,000	4,976
Verizon Communications Inc. 5.50% 2017	8,885	8,554
Verizon Global Funding Corp. 7.75% 2030	1,900	2,047
Verizon Communications Inc. 6.40% 2038	2,710	2,531
Verizon Communications Inc. 6.90% 2038	4,000	3,965
Olivetti Finance NV 7.25% 2012	€905	1,460
Telecom Italia Capital SA 5.25% 2015	$4,000	3,666
Telecom Italia Capital SA 6.999% 2018	7,500	7,577
Telecom Italia SpA 7.75% 2033	€1,350	2,139
Telecom Italia Capital SA 7.20% 2036	$350	339
Telecom Italia Capital SA 7.721% 2038	6,750	6,879
U S WEST Capital Funding, Inc. 6.375% 2008	100	100
Qwest Capital Funding, Inc. 7.90% 2010	4,295	4,306
Qwest Capital Funding, Inc. 7.25% 2011	11,475	11,188
Qwest Communications International Inc. 7.25% 2011	4,000	3,885
Qwest Corp. 8.875% 2012	1,250	1,281
Qwest Capital Funding, Inc. 7.625% 2021	350	304
U S WEST Capital Funding, Inc. 6.875% 2028	700	564
British Telecommunications PLC 5.15% 2013	4,000	3,904
British Telecommunications PLC 5.95% 2018	12,500	11,971
American Tower Corp. 7.125% 2012	5,250	5,329
American Tower Corp. 7.50% 2012	4,500	4,568
American Tower Corp. 7.00% 2017[3]	1,650	1,642
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	1,700	1,741
Windstream Corp. 8.625% 2016	5,800	5,815
Cricket Communications, Inc. 9.375% 2014	4,880	4,721
Cricket Communications, Inc. 10.875% 2014	2,700	2,612
Rogers Wireless Inc. 7.25% 2012	3,825	4,053
Rogers Wireless Inc. 7.50% 2015	1,975	2,094
Rural Cellular Corp. 5.682% 2013[2]	5,500	5,541
Centennial Communications Corp. 8.448% 2013[2]	500	485
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	2,000	2,070
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[2]	2,700	2,687
Singapore Telecommunications Ltd. 6.375% 2011[3]	5,000	5,215
Telefónica Emisiones, SAU 5.984% 2011	5,000	5,077
Embarq Corp. 6.738% 2013	5,000	4,829
Cincinnati Bell Inc. 7.25% 2013	3,750	3,675
NTELOS Inc., Term Loan B, 5.27% 2011[1,2,5]	2,419	2,368
Hawaiian Telcom Communications, Inc. 8.486% 2013[2]	2,195	845
Hawaiian Telcom Communications, Inc. 9.75% 2013	2,870	1,162
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	1,125	287
Intelsat, Ltd. 6.50% 2013	3,000	2,126
Digicel Group Ltd. 8.875% 2015[3]	2,000	1,893
Level 3 Financing, Inc. 9.25% 2014	2,000	1,830
France Télécom 7.75% 2011[2]	1,500	1,590
Deutsche Telekom International Finance BV 8.125% 2012[2]	€835	1,396
MetroPCS Wireless, Inc. 9.25% 2014	$225	218
		229,576

ASSET-BACKED OBLIGATIONS[1] — 3.17%
Capital One Multi-asset Execution Trust, Series 2004-4, Class C, 3.121% 2012[2]	7,550	7,215
Capital One Multi-asset Execution Trust, Series 2005-1, Class C, 2.871% 2013[2]	13,500	12,342
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	3,320	3,344
Honda Auto Receivables Owner Trust, Series 2006-3, Class A-4, 5.11% 2012	4,750	4,789
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	3,500	3,570
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	6,750	6,921
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 2011	7,937	7,785
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 2012	4,000	3,834
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	2,795	2,540
Chase Issuance Trust, Series 2005-7, Class A, 4.55% 2013	2,250	2,262
Chase Issuance Trust, Series 2007-A9, Class A, 2.501% 2014[2]	11,500	11,214
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[3]	7,445	7,030
Washington Mutual Master Note Trust, Series 2006-A2A, Class A, 2.521% 2015[2,3]	5,000	4,394
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	5,250	5,279
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014	2,500	2,469
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016	2,750	2,412
Triad Automobile Receivables Trust, Series 2007-A, Class A-3, FSA insured, 5.28% 2012	9,340	9,352
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-3, FSA insured, 5.17% 2011	4,110	4,070
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	3,750	3,696
Providian Master Note Trust, Series 2006-B1A, Class B-1, 5.35% 2013[3]	6,000	5,563
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[3]	2,572	2,581
CPS Auto Receivables Trust, Series 2007-TFC, Class A-2, XLCA insured, 5.25% 2013[3]	2,961	2,727
Carrington Mortgage Loan Trust, Series 2006-NC2, Class A-2, 2.573% 2036[2]	4,780	4,312
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A-5, 2.543% 2037[2]	1,042	916
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	5,000	5,027
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[2]	4,924	4,814
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[3]	4,500	4,570
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[3]	5,000	4,516
AmeriCredit Prime Automobile Receivables Trust, Series 2007-2-M, Class A-4-A, MBIA insured, 5.35% 2016	5,000	4,287
Drivetime Auto Owner Trust, Series 2006-B, Class A-3, MBIA insured, 5.227% 2012[2,3,4]	4,500	3,915
Capital One Auto Finance Trust, Series 2007-B, Class A3A, MBIA insured, 5.03% 2012	4,000	3,902
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[3]	4,000	3,847
Discover Card Master Trust I, Series 2007-3, Class B, Subseries 1, 2.601% 2012[2]	4,000	3,788
ABFC Trust, Series 2006-HE1, Class A-2C, 2.643% 2037[2]	5,000	3,297
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	3,000	3,014
Citibank Credit Card Issuance Trust, Class 2004-A7, 2.728% 2013[2]	2,700	2,636
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[2]	4,500	2,230
CWHEQ Home Equity Loan Trust, Series 2007-S1, Class A-6, MBIA insured, 5.693% 2036[2]	3,944	2,133
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[3]	2,000	1,877
Capital Auto Receivables Asset Trust, Series 2004-2, Class A-4, 3.75% 2009	1,762	1,762
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 2023	1,500	1,432
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 2037[2]	1,500	1,349
Merrill Lynch Mortgage Investors, Inc., Series 2006-RM1, Class A-2B, 5.45% 2037[2]	1,360	1,214
Securitized Asset-backed Receivables LLC Trust, Series 2006-HE2, Class A-2C, 2.633% 2036[2]	1,350	894
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-1, 8.20% 2020	874	854
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029[4]	1,475	811
Home Equity Mortgage Trust, Series 2006-6, Class 2A-1, 2.583% 2037[2]	1,865	525
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[3]	419	307
		183,618

ENERGY — 2.63%
Williams Companies, Inc. 6.375% 2010[3]	1,000	1,015
Williams Companies, Inc. 7.125% 2011	500	520
Williams Companies, Inc. 8.125% 2012	6,180	6,520
Williams Companies, Inc. 7.875% 2021	7,330	7,806
Williams Companies, Inc. 8.75% 2032	2,400	2,736
Gaz Capital SA 6.51% 2022[3]	8,940	8,046
Gaz Capital SA, Series 9, 6.51% 2022	1,750	1,575
Gaz Capital SA 7.288% 2037[3]	3,000	2,772
Enterprise Products Operating LLC 5.65% 2013	3,375	3,366
Enterprise Products Operating LP, Series B, 5.00% 2015	1,055	995
Enterprise Products Operating LLC 6.50% 2019	2,380	2,397
Enterprise Products Operating LP 8.375% 2066[2]	3,160	3,164
Enterprise Products Operating LP 7.034% 2068[2]	2,440	2,137
TransCanada PipeLines Ltd. 6.35% 2067[2]	12,250	10,595
Kinder Morgan Energy Partners LP 6.75% 2011	2,000	2,063
Kinder Morgan Energy Partners LP 6.00% 2017	380	376
Kinder Morgan Energy Partners LP 6.50% 2037	900	854
Kinder Morgan Energy Partners LP 6.95% 2038	7,000	6,969
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[1,3]	2,026	2,030
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[1]	28	28
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[1]	675	749
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[1,3]	360	400
Ras Laffan Liquefied Natural Gas II 5.298% 2020[1,3]	7,500	7,015
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[1,3]	6,733	6,480
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[1]	3,715	3,575
Rockies Express Pipeline LLC 6.25% 2013[3]	4,640	4,696
Rockies Express Pipeline LLC 6.85% 2018[3]	4,300	4,360
Enbridge Energy Partners, LP 6.50% 2018[3]	7,940	7,989
Southern Natural Gas Co. 5.90% 2017[3]	2,510	2,410
El Paso Natural Gas Co. 5.95% 2017	1,500	1,455
Tennessee Gas Pipeline Co. 7.00% 2028	2,000	1,960
Southern Natural Gas Co. 8.00% 2032	170	184
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	2,950	3,053
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	2,500	2,512
LUKOIL International Finance BV 6.656% 2022[3]	6,100	5,559
Marathon Oil Corp. 5.90% 2018	5,000	4,950
TEPPCO Partners LP 7.00% 2067[2]	4,700	4,085
Qatar Petroleum 5.579% 2011[1,3]	3,667	3,750
Delek & Avner-Yam Tethys Ltd. 5.326% 2013[1,3]	2,891	2,904
Petroleum Export Ltd., Class A-3, 5.265% 2011[1,3]	2,851	2,831
Transocean Inc. 6.00% 2018	2,665	2,674
Drummond Co., Inc. 7.375% 2016[3]	2,545	2,380
Polar Tankers, Inc. 5.951% 2037[1,3]	2,250	2,160
XTO Energy Inc. 6.25% 2017	2,000	2,024
Pemex Project Funding Master Trust 6.625% 2035	2,000	1,983
Sunoco, Inc. 5.75% 2017	2,000	1,905
Premcor Refining Group Inc. 6.75% 2011	1,250	1,273
Gulfstream Natural Gas 6.19% 2025[3]	1,220	1,150
		152,430

UTILITIES — 2.51%
Edison Mission Energy 7.75% 2016	6,000	6,000
Midwest Generation, LLC, Series B, 8.56% 2016[1]	1,586	1,638
Edison Mission Energy 7.00% 2017	4,050	3,807
Edison Mission Energy 7.20% 2019	5,250	4,922
Edison Mission Energy 7.625% 2027	4,500	4,061
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	10,000	10,126
National Rural Utilities Cooperative Finance Corp. 5.45% 2018	8,500	8,281
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 6.234% 2014[1,2,5]	2,985	2,770
Texas Competitive Electric Holdings Co. LLC 10.25% 2015[3]	7,025	6,920
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015[3]	6,475	6,378
AES Corp. 9.50% 2009	695	718
AES Corp. 9.375% 2010	4,769	5,043
AES Corp. 8.75% 2013[3]	3,958	4,126
AES Red Oak, LLC, Series A, 8.54% 2019[1]	848	884
AES Ironwood, LLC 8.857% 2025[1]	1,079	1,125
AES Red Oak, LLC, Series B, 9.20% 2029[1]	2,500	2,594
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	2,200	2,147
MidAmerican Energy Co. 5.30% 2018	4,000	3,895
MidAmerican Energy Holdings Co. 5.75% 2018[3]	6,500	6,450
Veolia Environnement 5.25% 2013	2,070	2,070
Veolia Environnement 6.00% 2018	4,000	3,998
Veolia Environnement 6.125% 2033	€2,740	3,973
E.ON International Finance BV 5.80% 2018[3]	$9,740	9,573
ISA Capital do Brasil SA 7.875% 2012[3]	625	648
ISA Capital do Brasil SA 8.80% 2017[3]	6,500	6,776
Ohio Edison Co. 6.40% 2016	4,500	4,496
Ohio Edison Co. 6.875% 2036	2,300	2,249
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[3]	3,920	3,847
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[3]	2,000	1,862
NRG Energy, Inc. 7.25% 2014	725	694
NRG Energy, Inc. 7.375% 2016	4,675	4,412
Israel Electric Corp. Ltd. 7.70% 2018[3]	500	521
Israel Electric Corp. Ltd. 7.25% 2019[3]	2,600	2,659
Public Service Electric and Gas Co., Series E, 5.30% 2018	2,460	2,431
National Grid PLC 6.30% 2016	2,315	2,322
SP PowerAssets Ltd. 3.80% 2008[3]	2,000	2,003
ENEL SpA 5.625% 2027	€1,130	1,698
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	$150	150
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	1,450	1,446
Mirant Americas Generation, Inc. 8.30% 2011	1,400	1,453
Scottish Power PLC 5.375% 2015	1,230	1,175
Cilcorp Inc. 8.70% 2009	1,000	1,027
Exelon Generation Co., LLC 6.95% 2011	950	983
Constellation Energy Group, Inc. 6.125% 2009	905	918
Duke Energy Corp., First and Refunding Mortgage Bonds, 5.30% 2015	100	101
		145,370

INFORMATION TECHNOLOGY — 2.16%
NXP BV and NXP Funding LLC 5.463% 2013[2]	8,025	7,092
NXP BV and NXP Funding LLC 7.497% 2013[2]	€1,100	1,464
NXP BV and NXP Funding LLC 7.875% 2014	$14,950	13,829
NXP BV and NXP Funding LLC 8.625% 2015	€3,900	4,731
NXP BV and NXP Funding LLC 9.50% 2015	$12,000	10,470
Freescale Semiconductor, Inc., Term Loan B, 4.209% 2013[1,2,5]	1,287	1,170
Freescale Semiconductor, Inc. 6.651% 2014[2]	2,500	1,987
Freescale Semiconductor, Inc. 8.875% 2014	8,350	6,826
Freescale Semiconductor, Inc. 9.125% 2014[6]	6,575	5,145
Freescale Semiconductor, Inc. 10.125% 2016	5,475	4,202
Jabil Circuit, Inc. 5.875% 2010	3,060	3,003
Jabil Circuit, Inc. 8.25% 2018[3]	7,700	7,719
Western Union Co. 2.869% 2008[2]	4,000	3,997
Western Union Co. 5.93% 2016	6,000	5,894
Sanmina-SCI Corp. 5.526% 2014[2,3]	2,000	1,860
Sanmina-SCI Corp. 8.125% 2016	7,425	6,720
Celestica Inc. 7.875% 2011	5,775	5,804
Celestica Inc. 7.625% 2013	1,925	1,858
SunGard Data Systems Inc. 9.125% 2013	5,500	5,582
Oracle Corp. 6.50% 2038	5,000	5,029
First Data Corp., Term Loan B2, 5.552% 2014[1,2,5]	4,963	4,585
National Semiconductor Corp. 6.15% 2012	4,500	4,547
KLA-Tencor Corp. 6.90% 2018	3,750	3,683
Ceridian Corp. 11.25% 2015[3]	3,900	3,549
Xerox Corp. 7.125% 2010	2,500	2,583
Electronic Data Systems Corp., Series B, 6.50% 2013[2]	1,500	1,542
Exodus Communications, Inc. 11.625% 2010[4,9]	376	0
		124,871

HEALTH CARE — 2.05%
HealthSouth Corp. 9.133% 2014[2]	8,180	8,344
HealthSouth Corp. 10.75% 2016	6,715	7,252
Schering-Plough Corp. 5.375% 2014	€1,020	1,482
Schering-Plough Corp. 6.00% 2017	$4,840	4,788
Schering-Plough Corp. 6.75% 2033[2]	3,655	3,732
Tenet Healthcare Corp. 6.375% 2011	700	674
Tenet Healthcare Corp. 9.875% 2014	5,090	5,141
Tenet Healthcare Corp. 9.25% 2015	3,995	3,935
HCA Inc., Term Loan B, 5.051% 2013[1,2,5]	7,407	6,969
HCA Inc. 9.125% 2014	580	595
HCA Inc. 9.25% 2016	680	702
HCA Inc. 9.625% 2016[6]	680	702
GlaxoSmithKline Capital Inc. 5.65% 2018	8,970	8,952
Amgen Inc. 4.00% 2009	2,500	2,504
Amgen Inc. 6.15% 2018	6,245	6,288
Biogen Idec Inc. 6.00% 2013	7,750	7,698
Coventry Health Care, Inc. 6.30% 2014	7,800	7,362
UnitedHealth Group Inc. 5.375% 2016	5,000	4,705
UnitedHealth Group Inc. 6.875% 2038	2,550	2,420
VWR Funding, Inc. 10.25% 2015[2,6]	7,320	6,789
PTS Acquisition Corp. 9.50% 2015[6]	7,295	6,565
AstraZeneca PLC 5.40% 2012	4,500	4,606
WellPoint, Inc. 5.25% 2016	625	588
WellPoint, Inc. 5.875% 2017	3,000	2,905
Viant Holdings Inc. 10.125% 2017[3]	3,240	2,770
Mylan Inc., Term Loan B, 5.75% 2014[1,2,5]	2,587	2,561
Elan Finance PLC and Elan Finance Corp. 6.807% 2013[2]	2,440	2,257
Surgical Care Affiliates, Inc. 10.00% 2017[3]	2,500	1,963
Humana Inc. 6.45% 2016	1,500	1,457
Cardinal Health, Inc. 5.80% 2016	1,235	1,211
Boston Scientific Corp. 7.00% 2035	1,045	925
		118,842

MATERIALS — 1.59%
C5 Capital (SPV) Ltd. 6.196% (undated)[2,3]	5,000	4,843
C10 Capital (SPV) Ltd. 6.722% (undated)[2,3]	5,250	4,837
Bayer AG 5.00% (undated)[2]	€7,030	9,412
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	$2,000	1,755
Stone Container Corp. 8.375% 2012	2,250	1,986
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	2,800	2,324
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017	2,835	2,282
International Paper Co. 5.85% 2012	520	501
International Paper Co. 7.95% 2018	7,785	7,755
Abitibi-Consolidated Co. of Canada 15.50% 2010[3]	1,304	1,030
Abitibi-Consolidated Co. of Canada 6.276% 2011[2]	1,650	817
Abitibi-Consolidated Inc. 7.75% 2011	2,285	1,165
Abitibi-Consolidated Co. of Canada 6.00% 2013	460	209
Abitibi-Consolidated Co. of Canada 8.375% 2015	6,780	3,085
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	1,675	1,763
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	2,975	3,144
Georgia Gulf Corp. 9.50% 2014	6,000	4,515
Alcoa Inc. 5.55% 2017	4,700	4,408
Stora Enso Oyj 7.25% 2036[3]	4,950	3,922
NewPage Corp., Series B, 10.00% 2012	3,500	3,561
UPM-Kymmene Corp. 5.625% 2014[3]	4,000	3,557
Graphic Packaging International, Inc. 8.50% 2011	3,475	3,380
Rohm and Haas Co. 6.00% 2017	3,000	2,926
Algoma Steel Inc. 9.875% 2015[3]	3,000	2,865
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	3,433	2,764
Rockwood Specialties Group, Inc. 7.625% 2014	€1,500	2,180
Domtar Corp. 5.375% 2013	$500	445
Domtar Corp. 7.125% 2015	1,500	1,436
Owens-Brockway Glass Container Inc. 6.75% 2014	€1,250	1,861
Plastipak Holdings, Inc. 8.50% 2015[3]	$2,000	1,860
JSG Funding PLC 7.75% 2015	2,000	1,830
Building Materials Corp. of America 7.75% 2014	1,850	1,526
Georgia-Pacific Corp. 8.125% 2011	500	496
Georgia-Pacific Corp., First Lien Term Loan B, 4.446% 2012[1,2,5]	999	944
Allegheny Technologies, Inc. 8.375% 2011	500	530
Ainsworth Lumber Co. Ltd. 7.25% 2012[9]	45	21
		91,935

CONSUMER STAPLES — 0.70%
Tesco PLC 5.50% 2017[3]	6,955	6,779
Tesco PLC 5.50% 2033	£330	592
Tesco PLC 6.15% 2037[3]	$5,000	4,650
CVS Caremark Corp. 6.943% 2030[1,3]	7,516	7,244
SUPERVALU INC., Term Loan B, 3.733% 2012[1,2,5]	1,801	1,739
SUPERVALU INC. 7.50% 2012	585	594
Albertson’s, Inc. 7.25% 2013	1,790	1,827
Albertson’s, Inc. 8.00% 2031[4]	2,000	1,998
Kroger Co. 6.40% 2017	4,130	4,220
Stater Bros. Holdings Inc. 8.125% 2012	2,550	2,575
Stater Bros. Holdings Inc. 7.75% 2015	1,425	1,421
Tyson Foods, Inc. 6.85% 2016[2]	4,305	3,934
Safeway Inc. 6.35% 2017	1,600	1,649
Kraft Foods Inc. 6.125% 2018	1,575	1,534
		40,756

MUNICIPALS — 0.23%
State of Louisiana, Citizens Property Insurance Corp., Assessment Revenue Bonds,
Series 2006-C-3, CIFG insured, 8.25% 2025[2]	10,000	10,000
State of North Carolina, Eastern Municipal Power Agency., Power System Revenue Refunding Bonds, Federally Taxable,
Series 2003-E, 5.55% 2014	1,625	1,581
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	1,302	1,206
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	203	199
		12,986

Total bonds, notes & other debt instruments (cost: $5,250,844,000)		5,051,929

	Shares or
Convertible securities — 0.75%	principal amount

FINANCIALS — 0.54%
Bank of America Corp., Series L, 7.25% convertible preferred	20,000	17,700
Countrywide Financial Corp., Series A, 0.00% convertible debentures 2037[2,3]	$7,500,000	7,266
Countrywide Financial Corp., Series A, 0.00% convertible debentures 2037[2]	$3,500,000	3,391
Citigroup Inc., Series J, 7.00% noncumulative convertible preferred depositary shares[4,10]	60,000	2,740
		31,097

CONSUMER DISCRETIONARY — 0.15%
Beazer Homes USA, Inc. 4.625% convertible notes 2024	$8,640,000	6,588
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€1,518,000	2,391
		8,979

MISCELLANEOUS — 0.06%
Other convertible securities in initial period of acquisition		3,540

Total convertible securities (cost: $46,205,000)		43,616

Preferred stocks — 3.25%	Shares	Market value (000)

FINANCIALS — 3.14%
Fannie Mae, Series S, 8.25% noncumulative	615,600	$14,130
Fannie Mae, Series O, 7.00%[2,3]	271,000	12,847
SMFG Preferred Capital USD 1 Ltd. 6.078%[2,3]	18,133,000	15,423
Washington Mutual Preferred Funding Trust IV 9.75%[2,3]	13,800,000	10,883
Washington Mutual Preferred Funding Trust I, Series A-1, 6.534%[2,3]	10,000,000	4,448
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[2]	14,650,000	12,718
Freddie Mac, Series Z, 8.375%	284,300	6,921
Freddie Mac, Series Y, 6.55%	125,050	2,457
Freddie Mac, Series W, 5.66%	127,000	2,267
Barclays Bank PLC 7.434%[2,3]	10,400,000	9,771
Société Générale 5.922%[2,3]	10,070,000	8,571
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[2,3]	10,800,000	7,627
Bank of America Corp., Series K, 8.00% noncumulative[2]	7,600,000	7,132
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[2,3]	7,500,000	6,482
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up2,3	6,030,000	6,294
Standard Chartered PLC 6.409%[2,3]	7,400,000	5,947
ILFC E-Capital Trust II 6.25%[2,3]	6,365,000	5,320
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative[2,3]	4,900,000	4,168
Mizuho Capital Investment (EUR) 1 Ltd. 5.02%[2]	800,000	1,098
BNP Paribas 7.195%[2,3]	4,500,000	4,081
BNP Paribas Capital Trust 9.003% noncumulative trust[2,3]	850,000	887
Santander Finance Preferred S.A., Unipersonal, 6.50%	200,000	4,233
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative[2]	3,100,000	3,824
PNC Preferred Funding Trust I 6.517%[2,3]	4,700,000	3,750
RBS Capital Trust IV 3.601% noncumulative trust[2]	4,500,000	3,566
XL Capital Ltd., Series E, 6.50%[2]	4,476,000	3,026
ING Capital Funding Trust III 8.439% noncumulative[2]	2,700,000	2,730
AXA SA, Series B, 6.379%[2,3]	3,360,000	2,703
National City Corp., Series F, 9.875%, depositary shares	121,500	2,387
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[3]	65,000	1,911
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[2,3]	1,502,000	1,389
QBE Capital Funding II LP 6.797%[2,3]	1,415,000	1,188
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[2,3]	750,000	759
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[3]	520,000	553
National Bank of Canada, Series A, 8.35% exchangeable depositary shares	20,000	473
		181,964

MISCELLANEOUS — 0.11%
Other preferred stocks in initial period of acquisition		6,146

Total preferred stocks (cost: $224,915,000)		188,110

Common stocks — 0.22%

CONSUMER DISCRETIONARY — 0.09%
Ford Motor Co.[11]	747,930	3,598
Time Warner Cable Inc., Class A11	49,136	1,301
Adelphia Recovery Trust, Series ACC-1[4,11]	2,409,545	120
Adelphia Recovery Trust, Series ACC-6B4,11	500,000	—
		5,019

UTILITIES — 0.05%
Drax Group PLC	200,094	2,946

INDUSTRIALS — 0.04%
DigitalGlobe Inc.[4,10,11]	306,464	1,226
Northwest Airlines Corp.[11]	138,948	926
Delta Air Lines, Inc.[11]	34,408	196
UAL Corp.	1,580	8
		2,356

TELECOMMUNICATION SERVICES — 0.04%
American Tower Corp., Class A11	42,271	1,786
Sprint Nextel Corp., Series 1	33,726	320
Embarq Corp.	1,686	80
XO Holdings, Inc.[11]	1,134	—
		2,186

INFORMATION TECHNOLOGY — 0.00%
ZiLOG, Inc.[11]	32,500	103

HEALTH CARE — 0.00%
Clarent Hospital Corp.[4,11]	16,114	1

Total common stocks (cost: $16,130,000)		12,611

Rights & warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[11]	2,273	—
XO Holdings, Inc., Series B, warrants, expire 2010[11]	1,704	—
XO Holdings, Inc., Series C, warrants, expire 2010[11]	1,704	—
GT Group Telecom Inc., warrants, expire 2010[3,4,11]	1,000	—

Total rights & warrants (cost: $52,000)		—

	Principal amount
Short-term securities — 10.13%	(000)

IBM Capital Inc. 2.20%–2.26% due 9/10–9/18/2008[3]	$36,300	36,089
IBM Corp.2.18%–2.20% due 8/6–9/12/2008[3]	15,200	15,119
Coca-Cola Co. 2.16% due 8/11–8/20/2008[3]	46,300	46,155
Abbott Laboratories 2.22% due 8/1–8/4/2008[3]	40,900	40,816
NetJets Inc. 2.07%–2.15% due 7/21–8/1/2008[3]	36,100	36,039
Paccar Financial Corp. 1.98%–2.01% due 8/13–8/14/2008	36,000	35,881
Procter & Gamble International Funding S.C.A. 2.02%–2.30% due 7/18–9/17/2008[3]	33,200	33,125
Wal-Mart Stores Inc. 1.99% due 8/5/2008[3]	30,000	29,924
Honeywell International Inc. 2.08% due 7/28/2008[3]	25,600	25,549
Wells Fargo & Co. 2.17% due 8/15/2008	25,000	24,920
Genentech, Inc. 2.15%–2.23% due 7/15–8/12/2008[3]	24,800	24,743
Estée Lauder Companies Inc. 2.20% due 7/24/2008[3]	22,650	22,617
Walt Disney Co. 2.10% due 7/9/2008	21,400	21,386
E.I. duPont de Nemours and Co. 2.15% due 7/22/2008[3]	20,000	19,974
United Parcel Service Inc. 2.13% due 9/2/2008[3]	19,400	19,308
Federal Home Loan Bank 2.13% due 7/23/2008	18,900	18,874
Medtronic Inc. 2.20% due 7/16/2008[3]	18,100	18,082
U.S. Treasury Bills 1.17% due 7/17/2008	17,600	17,586
Private Export Funding Corp. 2.02%–2.14% due 7/21–8/8/2008[3]	16,700	16,669
Prudential Funding, LLC 2.40% due 7/1/2008	15,800	15,799
Freddie Mac 4.095% due 12/8/2008	15,000	14,839
Yale University 2.35% due 8/12/2008	12,000	11,966
Harley-Davidson Funding Corp. 2.12% due 8/6/2008[3]	9,100	9,076
John Deere Capital Corp. 2.14% due 7/1/2008[3]	8,200	8,199
Kimberly-Clark Worldwide Inc. 2.15% due 7/14/2008[3]	8,200	8,193
Merck & Co. Inc. 2.14% due 8/15/2008	7,650	7,624
Eaton Corp. 2.20% due 7/30/2008[3]	7,400	7,386
Pfizer Inc. 2.11% due 7/2/2008[3]	500	500

Total short-term securities (cost: $586,519,000)		586,438

Total investment securities (cost: $6,124,665,000)		5,882,704
Other assets less liabilities		(93,791)

Net assets		$5,788,913

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,182,996,000, which represented 20.44% of the net assets of the fund.

[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $119,236,000, which represented 2.06% of the net assets of the fund.
[5]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $81,753,000, which represented 1.41% of the net assets of the fund.

[6]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[7]	Index-linked bond whose principal amount moves with a government retail price index.
[8]	Step bond; coupon rate will increase at a later date.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restriction on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

Citigroup Inc., Series J,
7.00% noncumulative convertible preferred depositary shares	1/15/2008	$3,000	$2,740	.05%
DigitalGlobe Inc.	4/14/1999–7/31/2003	250	1,226	.02

Total restricted securities		$3,250	$3,966	.07%

[11]	Security did not produce income during the last 12 months.

Key to abbreviations

ARS = Argentine Pesos
A$ = Australian Dollars
BRL = Brazilian Reais
C$ = Canadian Dollars
DKr = Danish Kroner
€ = Euros
£ = British Pounds
ILS = Israeli Shekels
¥ = Japanese Yen
KRW = South Korean Won
MXN = Mexican Pesos
MYR = Malaysian Ringgit
PLN = Polish Zloty
SKr = Swedish Kronor
S$ = Singapore Dollars

Global Bond Fund
Investment portfolio

June 30, 2008
 unaudited

Bonds, notes & other debt instruments — 90.86%	Principal amount (000)	Market value (000)

EUROS — 25.43%
German Government 4.50% 2009	€3,540	US$ 5,566
German Government 4.25% 2012	60	93
German Government 5.00% 2012	5,475	8,709
German Government 3.75% 2013	9,814	14,854
German Government 4.25% 2014	4,380	6,757
German Government, Series 6, 4.00% 2016	9,185	13,858
German Government 3.75% 2017	20,555	30,411
German Government, Series 7, 4.00% 2018	40,255	60,489
German Government 6.25% 2024	1,825	3,288
German Government 4.75% 2034	775	1,188
Belgium (Kingdom of), Series 46, 3.75% 2015	1,900	2,792
Belgium (Kingdom of), Series 49, 4.00% 2017	7,805	11,496
Netherlands Government Eurobond 5.00% 2012	100	159
Netherlands Government Eurobond 4.25% 2013	5,610	8,630
Netherlands Government Eurobond 4.50% 2017	430	663
Netherlands Government Eurobond 7.50% 2023	1,150	2,284
Netherlands Government Eurobond 4.00% 2037	300	403
Ireland Government 4.50% 2018	755	1,142
Ireland Government 4.40% 2019	3,780	5,622
Spanish Government 2.90% 2008	1,575	2,467
Spanish Government 4.20% 2013	640	980
Spanish Government 6.15% 2013	1,694	2,806
French Government O.A.T. Eurobond 4.00% 2009	920	1,441
French Government O.A.T. Eurobond 4.75% 2035	2,364	3,583
Austria (Republic of) 4.30% 2017	2,075	3,141
Bayer AG 5.00% (undated)[1]	1,540	2,062
Italian Government 3.75% 2011	1,220	1,867
Schering-Plough Corp. 5.375% 2014	1,150	1,671
AT&T Inc. 6.125% 2015	1,000	1,562
Sumitomo Mitsui Banking Corp. 4.375% (undated)[1]	850	1,059
Koninklijke KPN NV 4.75% 2017	750	1,046
Resona Bank, Ltd 4.125% (undated)[1]	700	913
Merrill Lynch & Co., Inc. 4.625% 2018	775	897
Shinsei Bank, Ltd. 3.75% 2016[1]	100	138
Shinsei Bank, Ltd. 3.75% 2016[1]	500	690
France Télécom 7.25% 2013	500	821
GlaxoSmithKline Capital PLC 5.625% 2017	500	774
British Telecommunications PLC 5.25% 2013	500	754
Croatian Government 5.00% 2014	460	698
National Grid Transco PLC 4.375% 2020	450	592
NXP BV and NXP Funding LLC 7.497% 2013[1]	250	333
NXP BV and NXP Funding LLC 8.625% 2015	175	212
ENEL SpA 5.625% 2027	320	481
Telecom Italia SpA 7.75% 2033	300	475
Pfizer Inc. 4.75% 2014	300	454
UniCredito Italiano SpA 3.95% 2016	300	401
Abu Dhabi National Energy Co. PJSC (TAQA) 4.375% 2013	250	355
Veolia Environnement 4.875% 2013	150	226
Veolia Environnement 6.125% 2033	55	80
DaimlerChrysler North America Holding Corp. 4.25% 2011	190	286
Edcon Pty Ltd. 8.208% 2014[1,2]	250	272
Metro Finance BV 4.625% 2011	125	190
Northern Rock PLC, Series 7, 4.125% 2017[3]	100	137
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012	70	97
PLD International Finance LLC 4.375% 2011	50	71
		212,436

JAPANESE YEN — 7.37%
Japanese Government 1.80% 2010	¥216,350	2,077
Japanese Government 1.30% 2011	393,950	3,760
Japanese Government 1.40% 2012	295,000	2,822
Japanese Government 1.50% 2014	1,223,550	11,709
Japanese Government 0.50% 2015[2,4]	147,320	1,351
Japanese Government 1.70% 2016	1,352,650	13,021
Japanese Government 1.70% 2017	2,770,000	26,523
Japanese Government 2.30% 2035	31,400	290
		61,553

BRITISH POUNDS — 3.79%
United Kingdom 5.25% 2012	£1,200	2,394
United Kingdom 5.00% 2014	2,025	4,001
United Kingdom 4.75% 2015	2,295	4,460
United Kingdom 4.00% 2016	8,740	16,128
United Kingdom 8.75% 2017	590	1,464
United Kingdom 8.00% 2021	275	689
United Kingdom 4.75% 2038	1,150	2,311
Countrywide Home Loans, Inc. 5.875% 2008	90	174
		31,621

MALAYSIAN RINGGIT — 3.02%
Malaysian Government 3.869% 2010	MYR15,470	4,725
Malaysian Government 3.756% 2011	17,000	5,151
Malaysian Government 3.833% 2011	24,030	7,280
Malaysian Government 3.718% 2012	12,060	3,623
Malaysian Government 4.262% 2016	3,410	1,014
Malaysian Government 3.814% 2017	12,000	3,437
		25,230

DANISH KRONER — 2.65%
Nykredit 6.00% 2038[3]	DKr48,348	9,736
Nykredit 5.00% 2038[3]	25,504	4,881
Nykredit 6.00% 2038[3]	6,040	1,232
Realkredit Danmark, interest only, 6.00% 2038[3]	10,000	2,032
Realkredit Danmark 6.00% 2038[3]	18,000	3,678
Nordea Kredit 5.00% 2038[3]	2,965	575
		22,134

POLISH ZLOTY — 2.46%
Polish Government 6.00% 2009	PLN30,530	US$14,226
Polish Government 4.25% 2011	5,960	2,609
Polish Government 5.25% 2017	8,700	3,708
		20,543

AUSTRALIAN DOLLARS — 2.25%
Queensland Treasury Corp. 6.00% 2015	$ A7,535	6,819
Queensland Treasury Corp. 6.00% 2017	2,040	1,825
European Investment Bank 6.125% 2017	6,380	5,703
New South Wales Treasury Corp. 5.50% 2014	2,275	2,016
KfW 6.25% 2012	2,100	1,921
Countrywide Financial Corp. 6.25% 2010	600	508
		18,792

SINGAPORE DOLLARS — 1.88%
Singapore (Republic of) 4.375% 2009	$ S11,340	8,501
Singapore (Republic of) 3.125% 2011	7,270	5,548
Singapore (Republic of) 3.75% 2016	2,180	1,651
		15,700

SWEDISH KRONOR — 1.49%
Swedish Government 5.25% 2011	SKr 5,610	945
Swedish Government 6.75% 2014	24,150	4,441
Swedish Government 4.00% 2012[3]	17,250	2,717
Nordea Hypotek AB 4.00% 2012[3]	14,000	2,199
Stadshypotek AB 6.00% 2012[3]	13,000	2,187
		12,489

ISRAELI SHEKELS — 1.39%
Israeli Government 6.00% 2010[2]	ILS22,230	6,785
Israeli Government 5.50% 2017[2]	16,899	4,833
		11,618

EGYPTIAN POUNDS — 1.24%
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	EGP 500	94
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	13,000	2,421
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	1,000	186
Egypt (Arab Republic of) Treasury Bill 0% 2008[2]	33,175	6,149
Egypt (Arab Republic of) Treasury Bill 0% 2009[2]	125	22
Egypt (Arab Republic of) 11.50% 2011[2]	1,125	220
Egypt (Arab Republic of) 8.75% 2012[2]	2,250	400
Egypt (Arab Republic of) 8.85% 2013[2]	5,000	889
		10,381

CANADIAN DOLLARS — 0.55%
Canadian Government 5.50% 2010	$ C 70	71
Canadian Government 4.50% 2015	4,340	4,499
		4,570

INDONESIAN RUPIAH — 0.43%
Indonesia (Republic of) 14.275% 2013	IDR13,100,000	1,481
Indonesia (Republic of) 12.50% 2013	20,172,000	2,142
Indonesia (Republic of) 11.00% 2025	100,000	9
		3,632

MEXICAN PESOS — 0.20%
United Mexican States Government, Series MI10, 9.50% 2014	MXN10,000	US$ 993
United Mexican States Government, Series M20, 10.00% 2024	6,800	700
		1,693

BRAZILIAN REAIS — 0.18%
Brazilian Treasury Bill 6.00% 2015[2,4]	BRL1,727	992
Brazil (Federal Republic of) 10.00% 2017[2]	1,000	490
		1,482

SOUTH KOREAN WON — 0.12%
South Korean Government 5.00% 2011	KRW1,090,000	1,020

NEW TURKISH LIRA — 0.11%
Turkey (Republic of) Treasury Bill 0% 2008	TRY250	203
Turkey (Republic of) 14.00% 2011	325	227
Turkey (Republic of) 10.00% 2012[2,4]	601	495
		925

DOMINICAN PESOS — 0.02%
Cervecería Nacional Dominicana, C. por A. 16.00% 2012[2]	DOP6,557	172

ARGENTINE PESOS — 0.01%
Argentina (Republic of) 5.83% 2033[2,3,4,5]	ARS253	49

COLOMBIAN PESOS — 0.00%
Colombia (Republic of) Global 11.75% 2010	COP17,000	9

U.S. DOLLARS — 36.27%
U.S. Treasury 4.50% 2009	US$ 7,530	7,634
U.S. Treasury 5.50% 2009	5,380	5,528
U.S. Treasury 5.75% 2010	1,750	1,862
U.S. Treasury 4.50% 2011	5,000	5,214
U.S. Treasury 4.25% 2012	14,300	14,885
U.S. Treasury 4.875% 2012	19,782	20,984
U.S. Treasury 4.00% 2014	2,870	2,961
U.S. Treasury 4.50% 2016	12,500	13,148
U.S. Treasury 5.125% 2016	50,325	54,896
U.S. Treasury 4.625% 2017	1,210	1,274
U.S. Treasury 3.875% 2018	8,150	8,081
U.S. Treasury 4.75% 2037	340	351
Freddie Mac 5.50% 2023[3]	783	788
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[3]	90	68
Freddie Mac 5.50% 2037[3]	1,876	1,852
Freddie Mac 6.00% 2037[3]	2,608	2,651
Freddie Mac 6.00% 2037[3]	257	261
Freddie Mac 6.00% 2037[3]	422	427
Freddie Mac 6.00% 2037[3]	1,186	1,202
Freddie Mac 4.781% 2037[1,3]	852	854
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037[3]	691	515
Freddie Mac 5.00% 2038[3]	3,221	3,090
Freddie Mac 5.00% 2038[3]	249	239
Freddie Mac 5.00% 2038[3]	675	647
Freddie Mac 6.00% 2038[3]	260	263
Freddie Mac 4.663% 2038[1,3]	1,413	1,405
Freddie Mac 4.944% 2038[1,3]	379	380
Fannie Mae 6.00% 2036[3]	298	301
Fannie Mae 6.50% 2036[3]	405	415
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036[3]	378	304
Fannie Mae 6.00% 2037[3]	1,279	1,292
Fannie Mae 6.50% 2037[3]	233	240
Fannie Mae 5.50% 2037[3]	240	235
Fannie Mae 5.50% 2037[3]	291	285
Fannie Mae 5.783% 2037[1,3]	3,191	3,238
Fannie Mae 5.00% 2038[3]	2,934	2,815
Fannie Mae 7.00% 2038[3]	105	110
Fannie Mae 5.322% 2038[1,3]	1,281	1,299
Fannie Mae 4.539% 2038[1,3]	440	438
Fannie Mae 4.443% 2038[1,3]	1,150	1,139
GlaxoSmithKline Capital Inc. 5.65% 2018	4,220	4,212
Jackson National Life Global 5.375% 2013[6]	3,100	3,072
Lehman Brothers Holdings Inc. 6.50% 2017	350	324
Lehman Brothers Holdings Inc., Series I, 6.875% 2018	2,070	2,007
Lehman Brothers Holdings Inc. 7.50% 2038	620	577
Bank of America Corp. 5.30% 2017	1,300	1,195
Bank of America Corp., Series M, 8.125% noncumulative preferred (undated)[1]	1,610	1,524
Resona Bank, Ltd. 5.85% (undated)[1,6]	2,900	2,498
General Electric Capital Corp., Series A, 4.80% 2013	750	736
General Electric Co. 5.25% 2017	300	289
General Electric Capital Corp., Series A, 5.625% 2018	1,000	969
Comcast Corp. 6.30% 2017	670	665
Comcast Corp. 5.70% 2018	770	732
Comcast Corp. 6.95% 2037	570	562
Time Warner Cable Inc. 6.75% 2018	1,880	1,896
ORIX Corp. 5.48% 2011	2,015	1,865
Enterprise Products Operating LLC 6.50% 2019	840	846
Enterprise Products Operating LP 8.375% 2066[1]	250	250
Enterprise Products Operating LP 7.034% 2068[1]	830	727
Hospitality Properties Trust 6.85% 2012	60	58
Hospitality Properties Trust 5.625% 2017	225	183
Hospitality Properties Trust 6.70% 2018	1,835	1,579
Intergen Power 9.00% 2017[6]	1,725	1,794
Government National Mortgage Assn. 6.00% 2038[3]	1,750	1,779
Nielsen Finance LLC, Term Loan B, 4.734% 2013[1,3,7]	49	46
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[6]	300	304
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	675	683
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[8]	1,030	713
Canadian National Railway Co. 4.95% 2014	1,630	1,621
Canadian National Railway Co. 5.55% 2018	125	124
Veolia Environnement 5.25% 2013	1,530	1,530
Veolia Environnement 6.00% 2018	200	200
Dow Chemical Co. 5.70% 2018	1,775	1,722
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 6.234% 2014[1,3,7]	124	115
Texas Competitive Electric Holdings Co. LLC 10.25% 2015[6]	410	404
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015[6]	415	409
Texas Competitive Electric Holdings Co. LLC 10.50% 2016[5,6]	750	729
Public Service Electric and Gas Co., Series E, 5.30% 2018	1,520	1,502
American Tower Corp. 7.00% 2017[6]	1,500	1,492
Merrill Lynch & Co., Inc., 6.875% 2018	1,550	1,478
E.ON International Finance BV 5.80% 2018[6]	1,490	1,464
Structured Products Asset Return Certificates Trust, Series 2001-CF1, Class A, 6.36% 2033[2,3]	1,408	1,422
Tenet Healthcare Corp. 6.375% 2011	50	48
Tenet Healthcare Corp. 7.375% 2013	165	156
Tenet Healthcare Corp. 9.875% 2014	980	990
Tenet Healthcare Corp. 9.25% 2015	140	138
Royal Bank of Scotland Group PLC 6.99% (undated)[1,6]	1,400	1,265
Telecom Italia Capital SA 6.999% 2018	500	505
Telecom Italia Capital SA 7.20% 2036	770	747
MetLife Capital Trust IV 7.875% 2067[1,6]	500	491
MetLife Capital Trust X 9.25% 2068[1,6]	700	756
Bausch & Lomb Inc. 9.875% 2015[6]	1,225	1,234
CanWest Media Inc., Series B, 8.00% 2012	1,260	1,128
CanWest MediaWorks Inc. 9.25% 2015[6]	75	61
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[3,6]	550	530
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[2,3,6]	715	597
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[2,3,6]	25	20
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[2,3,6]	40	32
SBC Communications Inc. 5.10% 2014	100	98
AT&T Inc. 5.50% 2018	450	437
AT&T Inc. 5.60% 2018	640	626
Korea Development Bank 5.30% 2013	1,150	1,143
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 2041[1,3]	1,165	1,108
Washington Mutual Bank, FA, Series 11, 6.875% 2011	750	645
Washington Mutual Bank, FA 5.50% 2013	500	400
Washington Mutual Preferred Funding Trust III 6.895% (undated)[1,6]	100	51
Freescale Semiconductor, Inc., Term Loan B, 4.209% 2013[1,3,7]	25	22
Freescale Semiconductor, Inc. 9.125% 2014[5]	725	567
Freescale Semiconductor, Inc. 10.125% 2016	650	499
Amgen Inc. 6.15% 2018	1,070	1,077
HBOS PLC 6.75% 2018[6]	1,120	1,073
American General Finance Corp., Series J, 6.90% 2017	175	153
American International Group, Inc., Series G, 5.85% 2018	620	582
American International Group, Inc. 8.175% 2058[1,6]	250	236
American International Group, Inc., Series A-1, 6.25% 2087[1]	130	102
Univision Communications, Inc., Second Lien Term Loan B, 4.983% 2009[1,3,7]	19	19
Univision Communications Inc. 7.85% 2011	260	244
Univision Communications, Inc., First Lien Term Loan B, 5.149% 2014[1,3,7]	70	58
Univision Communications Inc. 9.75% 2015[5,6]	970	718
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	200	194
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[6]	400	380
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	15	14
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[6]	25	26
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	505	377
Mohegan Tribal Gaming Authority 7.125% 2014	1,175	981
Citibank Credit Card Issuance Trust, Class 2004-A7, 2.728% 2013[1,3]	1,000	976
Chase Issuance Trust, Series 2007-A9, Class A, 2.501% 2014[1,3]	1,000	975
Constellation Brands, Inc. 8.375% 2014	300	305
Constellation Brands, Inc. 7.25% 2017	685	644
Société Générale 5.75% 2016[6]	960	939
Capital One Multi-asset Execution Trust, Series 2005-1, Class C, 2.871% 2013[1,3]	1,000	914
Target Corp. 6.00% 2018	500	503
Target Corp. 7.00% 2038	400	411
Citigroup Capital XXI 8.30% 2077[1]	960	909
Nextel Communications, Inc., Series E, 6.875% 2013	285	241
Nextel Communications, Inc., Series F, 5.95% 2014	175	141
Sprint Nextel Corp. 6.00% 2016	170	146
Sprint Capital Corp. 6.90% 2019	145	127
Sprint Capital Corp. 6.875% 2028	300	250
Ford Motor Credit Co. 7.375% 2009	25	23
Ford Motor Credit Co. 9.75% 2010[1]	275	240
Ford Motor Co. 9.50% 2011	50	41
Ford Motor Credit Co. 7.375% 2011	400	325
Ford Motor Credit Co. 5.46% 2012[1,2]	250	182
Ford Motor Co., Term Loan B, 5.48% 2013[1,3,7]	49	40
Ford Motor Co. 6.50% 2018	50	29
Drivetime Auto Owner Trust, Series 2006-B, Class A-3, MBIA insured, 5.227% 2012[1,2,3,6]	1,000	870
Gaz Capital SA 6.51% 2022[6]	590	531
Gaz Capital SA, Series 9, 6.51% 2022	250	225
Gaz Capital SA 7.288% 2037[6]	100	92
Centennial Communications Corp. 8.448% 2013[1]	40	39
Centennial Communications Corp. 10.00% 2013	775	790
Enbridge Energy Partners, LP 6.50% 2018[6]	820	825
Union Pacific Corp. 5.70% 2018	200	196
Union Pacific Corp. 6.15% 2037	650	624
Turkey (Republic of) 7.25% 2015	825	818
Countrywide Home Loans, Inc., Series M, 4.125% 2009	75	72
Countrywide Home Loans, Inc., Series K, 5.625% 2009	145	141
Countrywide Home Loans, Inc., Series H, 6.25% 2009	255	251
Countrywide Financial Corp., Series B, 5.80% 2012	350	331
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[1,3]	805	771
Stater Bros. Holdings Inc. 8.125% 2012	125	126
Stater Bros. Holdings Inc. 7.75% 2015	625	623
Capital One Auto Finance Trust, Series 2007-B, Class A3A, MBIA insured, 5.03% 2012[3]	750	732
Triad Automobile Receivables Trust, Series 2007-A, Class A-3, FSA insured, 5.28% 2012[3]	720	721
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 2012[3]	750	719
HSBK (Europe) BV 7.75% 2013	235	224
HSBK (Europe) BV 7.25% 2017[6]	305	264
HSBK (Europe) BV 7.25% 2017	265	229
Goldman Sachs Group, Inc. 6.15% 2018	500	486
Goldman Sachs Group, Inc. 6.75% 2037	250	229
Chubb Corp. 5.75% 2018	500	485
Chubb Corp. 6.375% 2067[1]	245	224
Charles Schwab Corp., Series A, 6.375% 2017	125	125
Schwab Capital Trust I 7.50% 2037[1]	630	572
CSAB Mortgage-backed Trust, Series 2007-1, Class 4-A-8, 7.00% 2037[3]	863	692
General Motors Acceptance Corp. 6.875% 2011	675	485
General Motors Acceptance Corp. 6.875% 2012	250	171
General Motors Acceptance Corp. 6.75% 2014	50	33
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 2011[3]	700	687
Quebecor Media Inc. 7.75% 2016	625	584
Quebecor Media Inc. 7.75% 2016	95	89
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[6]	160	148
Westfield Group 7.125% 2018[6]	500	513
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016[3]	750	658
Argentina (Republic of) 1.933% 2012[1,2,3]	1,125	597
Argentina (Republic of) GDP-Linked 2035	435	43
Norfolk Southern Corp. 7.05% 2037	590	639
Burlington Northern Santa Fe Corp. 6.15% 2037	660	624
Ceridian Corp. 11.25% 2015[6]	675	614
CSX Corp. 7.45% 2038	610	613
Corporación Andina de Fomento 5.75% 2017	625	608
C10 Capital (SPV) Ltd. 6.722% (undated)[1,6]	650	599
Biogen Idec Inc. 6.00% 2013	600	596
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 2.833% 2037[1,3]	889	588
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A-3, 5.915% 2049[1,3]	600	586
NXP BV and NXP Funding LLC 7.875% 2014	350	324
NXP BV and NXP Funding LLC 9.50% 2015	300	262
CS First Boston Mortgage Securities Corp., Series 2006-C2, Class A-3, 5.847% 2039[1,3]	600	584
TL Acquisitions, Inc., Term Loan B, 4.98% 2014[1,3,7]	199	181
Thomson Learning 10.50% 2015[6]	435	378
Thomson Learning 0%/13.25% 2015[6,8]	30	22
iStar Financial, Inc. 6.00% 2010	500	426
iStar Financial, Inc. 6.05% 2015	175	140
CVS Caremark Corp. 6.943% 2030[3,6]	556	536
Williams Companies, Inc. 8.125% 2012	50	53
Williams Companies, Inc. 7.875% 2021	320	341
Williams Companies, Inc. 8.75% 2032	110	125
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 2-A-1, 6.50% 2037[3]	366	304
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037[3]	238	202
Capmark Financial Group Inc. 5.875% 2012	670	473
Capmark Financial Group Inc. 6.30% 2017	50	32
JBS SA 10.50% 2016	500	505
SunTrust Banks, Inc. 7.25% 2018	500	500
Wells Fargo Bank, National Assn. 5.75% 2016	500	497
Georgia-Pacific Corp. 9.50% 2011	485	495
Seneca Gaming Corp., Series B, 7.25% 2012	525	495
Qwest Capital Funding, Inc. 7.25% 2011	25	24
Qwest Communications International Inc. 7.25% 2011	475	461
U S WEST Communications, Inc. 6.875% 2033	10	8
TransCanada PipeLines Ltd. 6.35% 2067[1]	570	493
Navios Maritime Holdings Inc. 9.50% 2014	475	488
Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class AM, 4.805% 2043[1,3]	520	482
British Telecommunications PLC 5.95% 2018	500	479
GE Commercial Mortgage Corp., Series 2006-C1, Class A-4, 5.518% 2044[1,3]	500	477
Boyd Gaming Corp. 7.75% 2012	260	226
Boyd Gaming Corp. 6.75% 2014	275	213
Boyd Gaming Corp. 7.125% 2016	50	37
NTL Cable PLC 8.75% 2014	500	472
Time Warner Inc. 5.875% 2016	100	94
AOL Time Warner Inc. 7.625% 2031	145	148
Time Warner Inc. 6.50% 2036	240	214
US Investigations Services, Inc. 10.50% 2015[6]	200	185
US Investigations Services, Inc., Term Loan B, 5.551% 2015[1,3,7]	249	231
US Investigations Services, Inc. 11.75% 2016[6]	45	39
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[3,6]	232	223
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[3]	232	223
Lincoln National Corp. 7.00% 2066[1]	485	442
Allison Transmission Holdings, Inc. 11.25% 2015[5,6]	50	43
Allison Transmission Holdings, Inc. 11.00% 2015[6]	400	360
Thomson Reuters Corp. 6.50% 2018	400	399
Ashtead Group PLC 8.625% 2015[6]	200	175
Ashtead Capital, Inc. 9.00% 2016[6]	250	221
Toys “R” Us, Inc. 7.625% 2011	440	396
Standard Chartered Bank 6.40% 2017[6]	400	392
First Data Corp., Term Loan B2, 5.552% 2014[1,3,7]	422	390
Atlas Copco AB 5.60% 2017[6]	400	390
AstraZeneca PLC 5.40% 2012	380	389
ACE INA Holdings Inc. 5.80% 2018	400	385
Radio One, Inc., Series B, 8.875% 2011	300	256
Radio One, Inc. 6.375% 2013	175	129
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 2023[3]	400	382
Schering-Plough Corp. 6.00% 2017	380	376
LUKOIL International Finance BV 6.356% 2017	300	284
LUKOIL International Finance BV 6.656% 2022[6]	100	91
AES Corp. 7.75% 2015	375	371
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	405	367
Edison Mission Energy 7.50% 2013	25	25
Edison Mission Energy 7.75% 2016	50	50
Midwest Generation, LLC, Series B, 8.56% 2016[3]	79	82
Edison Mission Energy 7.20% 2019	100	94
Edison Mission Energy 7.625% 2027	125	113
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[3]	21	21
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[3]	409	338
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	56	51
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[3]	85	72
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	73	69
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[3]	176	165
Petroplus Finance Ltd. 6.75% 2014[6]	100	91
Petroplus Finance Ltd. 7.00% 2017[6]	300	266
GSR Mortgage Loan Trust, Series 2004-15F, Class 5A-1, 5.50% 2020[3]	349	336
TuranAlem Finance BV, Series 8, 8.25% 2037	400	335
Sunoco, Inc. 5.75% 2017	350	333
Meritage Corp. 7.00% 2014	375	306
Meritage Homes Corp. 6.25% 2015	25	20
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.919% 2036[1,3]	362	323
Safeway Inc. 6.35% 2017	310	320
Hanesbrands Inc., Series B, 6.508% 2014[1]	340	318
PTS Acquisition Corp. 9.50% 2015[5]	345	310
Sealy Mattress Co. 8.25% 2014	375	309
Agile Property Holdings Ltd. 9.00% 2013	350	301
American Media Operations, Inc., Series B, 10.25% 2009[6]	6	5
American Media Operations, Inc., Series B, 10.25% 2009	365	295
LBI Media, Inc. 8.50% 2017[6]	380	295
Tenneco Automotive Inc. 8.625% 2014	330	293
Kraft Foods Inc. 6.125% 2018	300	292
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	325	292
Santander Perpetual, SA Unipersonal 6.671% (undated)[1,6]	300	290
Liberty Mutual Group Inc. 6.50% 2035[6]	30	24
Liberty Mutual Group Inc. 7.50% 2036[6]	120	105
Liberty Mutual Group Inc., Series A, 7.80% 2087[6]	200	160
Georgia Gulf Corp. 9.50% 2014	380	286
Warner Music Group 7.375% 2014	335	280
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.119% 2036[1,3]	365	276
SunGard Data Systems Inc. 3.75% 2009	250	248
SunGard Data Systems Inc. 9.125% 2013	26	26
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018[3]	287	269
Verizon Communications Inc. 5.50% 2017	270	260
Kansas City Southern Railway Co. 7.50% 2009	250	254
Nationwide Mutual Insurance Co. 8.25% 2031[6]	250	251
National Grid PLC 6.30% 2016	250	251
Sensata Technologies BV 8.00% 2014[1]	270	250
International Paper Co. 7.95% 2018	250	249
Banc of America Commercial Mortgage Inc., Series 2005-1, Class A-4, 5.144% 2042[1,3]	250	247
Hawker Beechcraft Acquisition Co., LLC 8.875% 2015[5]	90	91
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	125	127
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	25	25
Cricket Communications, Inc. 9.375% 2014	250	242
Wells Fargo Mortgage-backed Securities Trust, Series 2004-7, Class II-A-1, 4.50% 2019[3]	255	236
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[3,6]	250	236
Elizabeth Arden, Inc. 7.75% 2014	250	236
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038[3]	250	235
E*TRADE Financial Corp. 8.00% 2011	250	231
Hertz Corp. 10.50% 2016	250	229
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A-2B, 5.723% 2037[1,3]	250	225
Banco Bilbao Vizcaya Argentaria, SA, 5.919% (undated)[1]	270	221
SLM Corp., Series A, 5.40% 2011	240	219
AEP Industries Inc. 7.875% 2013[2]	245	216
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Class 1-A1, 5.343% 2037[1,3]	211	204
Hughes Communications, Inc. 9.50% 2014	200	203
Michaels Stores, Inc. 10.00% 2014	185	161
Michaels Stores, Inc. 11.375% 2016	50	40
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.494% 2037[1,3]	200	198
Allied Waste North America, Inc., Series B, 5.75% 2011	200	198
AMC Entertainment Inc. 8.00% 2014	25	22
AMC Entertainment Inc., Series B, 11.00% 2016	175	174
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038[3]	200	195
HCA Inc., Term Loan B, 5.051% 2013[1,3,7]	203	191
Cablevision Systems Corp., Series B, 8.00% 2012	200	190
Duane Reade Inc. 9.75% 2011	210	189
Coventry Health Care, Inc. 6.30% 2014	200	189
ARAMARK Corp., Term Loan B, 4.676% 2014[1,3,7]	1	1
ARAMARK Corp., Term Loan B, Letter of Credit, 4.676% 2014[1,3,7]	—	—
ARAMARK Corp. 8.50% 2015	180	177
Scottish Power PLC 5.375% 2015	185	177
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[1,3]	180	176
Nationwide Financial Services, Inc. 6.75% 2067[1]	220	175
Symbion Inc. 11.00% 2015[5,6]	225	171
Gaylord Entertainment Co. 8.00% 2013	175	169
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	175	169
HSBC Holdings PLC 6.50% 2037	180	165
Sanmina-SCI Corp. 6.75% 2013	180	162
Neiman Marcus Group, Inc. 9.00% 2015[5]	160	159
Level 3 Financing, Inc. 9.25% 2014	170	156
Federated Retail Holdings, Inc. 5.35% 2012	85	79
Federated Retail Holdings, Inc. 5.90% 2016	85	74
Chohung Bank 4.50% 2014[1,6]	160	153
TEPPCO Partners LP 7.00% 2067[1]	175	152
Metals USA Holdings Corp. 8.698% 2012[1,5]	50	46
Metals USA, Inc. 11.125% 2015	100	105
Merrill Lynch Mortgage Investors, Inc., Series 2006-RM1, Class A-2B, 5.45% 2037[1,3]	160	143
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 2-A-1, 6.50% 2037[3]	199	143
Stora Enso Oyj 7.25% 2036[6]	180	143
NRG Energy, Inc. 7.25% 2014	145	139
Kinder Morgan Energy Partners LP 6.00% 2017	140	139
Allstate Corp., Series B, 6.125% 2067[1]	150	136
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	20	18
Stone Container Corp. 8.375% 2012	125	110
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	10	8
Pinnacle Entertainment, Inc. 7.50% 2015	175	135
Kroger Co. 6.40% 2017	130	133
William Lyon Homes, Inc. 7.625% 2012	200	105
William Lyon Homes, Inc. 10.75% 2013	25	14
William Lyon Homes, Inc. 7.50% 2014	25	13
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[6]	130	128
Nalco Co. 7.75% 2011	75	75
Nalco Co. 8.875% 2013	25	26
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[8]	25	23
Home Equity Mortgage Trust, Series 2006-5, Class A-1, 5.50% 2037[1,3]	375	121
Home Equity Mortgage Trust, Series 2006-2, Class 1A-1, 5.367% 2036[1,2,3]	300	120
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A-5, 2.543% 2037[1,3]	134	118
Drummond Co., Inc. 7.375% 2016[6]	125	117
Serena Software, Inc. 10.375% 2016	125	117
Securitized Asset-backed Receivables LLC Trust, Series 2006-HE2, Class A-2C, 2.633% 2036[1,3]	175	116
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	185	114
Cooper-Standard Automotive Inc. 7.00% 2012	25	21
Cooper-Standard Automotive Inc. 8.375% 2014	125	93
Lehman Mortgage Trust, Series 2007-8, Class 3-A1, 7.25% 2037[3]	139	112
Lehman Mortgage Trust, Series 2007-7, Class 6-A4, 7.00% 2037[3]	126	111
Realogy Corp., Term Loan B, 5.475% 2013[1,3,7]	20	17
Realogy Corp., Term Loan, Letter of Credit, 5.313% 2013[1,3,7]	5	4
Realogy Corp. 10.50% 2014	100	70
Realogy Corp. 11.00% 2014[5]	25	15
Development Bank of Singapore Ltd. 7.125% 2011[6]	100	106
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	100	104
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-2, 4.98% 2013[3]	100	101
Rural Cellular Corp. 5.682% 2013[1]	100	101
Albertson’s, Inc. 8.00% 2031[2]	100	100
Mylan Inc., Term Loan B, 5.75% 2014[1,3,7]	100	98
Idearc Inc. 8.00% 2016	155	98
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037[3]	100	97
Southern Natural Gas Co. 5.90% 2017[6]	100	96
HVB Funding Trust I 8.741% 2031[6]	100	94
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.89% 2037[1,3]	103	92
DAE Aviation Holdings, Inc. 11.25% 2015[6]	90	90
Catlin Insurance Ltd. 7.249% (undated)[1,6]	120	88
TRW Automotive Inc. 7.00% 2014[6]	100	87
DRS Technologies, Inc. 6.875% 2013	59	59
DRS Technologies, Inc. 7.625% 2018	25	27
Banco Mercantil del Norte, SA 6.135% 2016[6]	85	83
Young Broadcasting Inc. 10.00% 2011[2]	150	81
HealthSouth Corp. 10.75% 2016	75	81
THL Buildco, Inc. 8.50% 2014	125	81
K. Hovnanian Enterprises, Inc. 8.875% 2012	20	15
K. Hovnanian Enterprises, Inc. 7.75% 2013	25	16
K. Hovnanian Enterprises, Inc. 6.50% 2014	50	33
K. Hovnanian Enterprises, Inc. 6.25% 2016	25	16
Merrill Lynch Mortgage Trust, Series 2006-C1, Class A-3, 5.841% 2039[1,3]	80	79
Fifth Third Capital Trust IV 6.50% 2067[1]	130	75
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.951% 2047[1,3]	97	73
MetroPCS Wireless, Inc. 9.25% 2014	75	73
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[3]	75	72
VWR Funding, Inc. 10.25% 2015[1,5]	75	70
Education Management LLC and Education Management Finance Corp. 8.75% 2014	50	47
Education Management LLC and Education Management Finance Corp. 10.25% 2016	20	19
Surgical Care Affiliates, Inc. 8.875% 2015[5,6]	50	44
Surgical Care Affiliates, Inc. 10.00% 2017[6]	25	20
Northern Rock PLC 6.594% (undated)[1,6]	100	58
Windstream Corp. 8.625% 2016	50	50
TransDigm Inc. 7.75% 2014	50	50
Lafarge 6.50% 2016	50	48
Local T.V. Finance LLC 9.25% 2015[5,6]	60	47
Mandalay Resort Group 6.375% 2011	25	23
MGM MIRAGE 6.75% 2013	25	22
Smithfield Foods, Inc. 7.75% 2017	50	42
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	35	37
Tyson Foods, Inc. 6.85% 2016[1]	40	37
Yankee Candle Co., Inc., Series B, 8.50% 2015	45	35
Hawaiian Telcom Communications, Inc. 9.75% 2013	25	10
Hawaiian Telcom Communications, Inc., Term Loan C, 5.31% 2014[1,3,7]	14	12
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	50	13
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018[3]	35	33
Liberty Media Corp. 8.25% 2030	35	31
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[2,3,6]	35	31
Team Finance LLC and Health Finance Corp. 11.25% 2013	25	26
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	25	25
Esterline Technologies Corp. 6.625% 2017	25	25
Standard Pacific Corp. 5.125% 2009	25	25
Goodyear Tire & Rubber Co. 8.625% 2011	23	23
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	25	23
Berry Plastics Holding Corp. 10.25% 2016[2]	30	21
Alion Science and Technology Corp. 10.25% 2015	30	21
Cott Beverages Inc. 8.00% 2011	25	21
Building Materials Corp. of America 7.75% 2014	25	21
Universal Hospital Services, Inc. 6.303% 2015[1]	20	19
Toll Brothers, Inc. 4.95% 2014	15	13
Toll Brothers, Inc. 5.15% 2015	5	4
Northwest Airlines, Inc., Term Loan B, 6.31% 2013[1,2,3,7]	8	7
Northwest Airlines, Inc., Term Loan A, 4.56% 2018[1,2,3,7]	9	7
Viant Holdings Inc. 10.125% 2017[6]	15	13
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	12	10
Dole Food Co., Inc. 8.875% 2011	10	9
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	10	4
ACIH, Inc. 11.50% 2012[6,9]	10	1
		303,034

Total bonds, notes & other debt instruments (cost: $756,875,000)		759,083

Preferred stocks — 0.73%	Shares

U.S. DOLLARS — 0.33%
SMFG Preferred Capital USD 1 Ltd. 6.078%[1,6]	896,000	762
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[1]	750,000	651
Standard Chartered PLC 6.409%[1,6]	500,000	402
Washington Mutual Preferred Funding Trust IV 9.75%[1,6]	300,000	237
AXA SA, Series B, 6.379%[1,6]	230,000	185
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[1,6]	185,000	171
Société Générale 5.922%[1,6]	160,000	136
XL Capital Ltd., Series E, 6.50%[1]	155,000	105
Mizuho Capital Investment (USD) 1 Ltd. 6.686% noncumulative[1,6]	100,000	85
		2,734

EUROS — 0.31%
Commerzbank Capital Funding Trust I, Class B, 5.012% noncumulative[1]	1,000,000	US$ 1,233
HVB Funding Trust VIII 7.055%[1]	500,000	772
MUFG Capital Finance 2 Ltd. 4.85% noncumulative[1]	500,000	606
		2,611

BRITISH POUNDS — 0.02%
SMFG Preferred Capital GBP 1 Ltd. 6.164%[1]	100,000	156

MISCELLANEOUS — 0.07%
Other preferred stocks in initial period of acquisition		544

Total preferred stocks (cost: $6,390,000)		6,045

	Principal amount
Short-term securities — 4.66%	(000)

ING (U.S.) Funding LLC 2.57% due 8/22/2008	US$16,000	15,936
Novartis Finance Corp. 2.30% due 7/30/2008[6]	10,050	10,031
American Honda Finance Corp. 2.92% due 7/16/2008	6,800	6,794
AstraZeneca PLC 2.55% due 8/26/2008[6]	4,300	4,281
Freddie Mac 2.04% due 9/26/2008	1,900	1,891

Total short-term securities (cost: $38,934,000)		38,933

Total investment securities (cost: $802,199,000)		804,061
Other assets less liabilities		31,322

Net assets		US$835,383

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Coupon rate may change periodically.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $30,123,000, which represented 3.61% of the net assets of the fund.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Index-linked bond whose principal amount moves with a government retail price index.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $47,669,000, which represented 5.71% of the net assets of the fund.

[7]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,439,000, which represented .17% of the net assets of the fund.

[8]	Step bond; coupon rate will increase at a later date.
[9]	Scheduled interest and/or principal payment was not received.

High-Income Bond Fund
Investment portfolio

June 30, 2008
unaudited

Bonds, notes & other debt instruments — 75.62%	Principal amount (000)	Market value (000)

CONSUMER DISCRETIONARY — 20.13%
CCH II, LLC and CCH II Capital Corp. 10.25% 2010	$1,167	$1,135
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 13.50% 2011	1,050	872
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[1]	2,875	2,731
Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corp. 12.125% 2012	1,000	730
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	5,908	5,465
Charter Communications Operating, LLC, Term Loan B, 4.90% 2014[2,3,4]	5,672	4,997
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[1]	800	762
Charter Communications Operating, LLC, Term Loan B, 8.50% 2014[2,3,4]	2,743	2,732
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 2014[1]	3,050	3,149
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	7,550	5,634
Univision Communications, Inc., Second Lien Term Loan B, 4.983% 2009[2,3,4]	385	372
Univision Communications Inc. 7.85% 2011	1,635	1,537
Univision Communications, Inc., First Lien Term Loan B, 5.149% 2014[2,3,4]	4,175	3,451
Univision Communications Inc. 9.75% 2015[1,5]	16,485	12,199
Michaels Stores, Inc., Term Loan B, 4.75% 2013[2,3,4]	2,228	1,880
Michaels Stores, Inc. 10.00% 2014	7,575	6,600
Michaels Stores, Inc. 0%/13.00% 2016[6]	975	475
Michaels Stores, Inc. 11.375% 2016	1,800	1,440
Sun Media Corp. 7.625% 2013	1,500	1,459
Quebecor Media Inc. 7.75% 2016	5,500	5,143
Quebecor Media Inc. 7.75% 2016	2,850	2,665
General Motors Corp. 7.20% 2011	985	761
General Motors Corp. 7.125% 2013	2,250	1,434
General Motors Corp. 7.25% 2013	€400	432
General Motors Corp. 7.70% 2016	$900	549
General Motors Corp. 8.80% 2021	8,032	4,759
General Motors Corp. 8.25% 2023	250	147
General Motors Corp. 8.375% 2033	625	373
Allison Transmission Holdings, Inc. 11.00% 2015[1]	1,500	1,350
Allison Transmission Holdings, Inc. 11.25% 2015[1,5]	8,050	7,004
CanWest Media Inc., Series B, 8.00% 2012	8,601	7,698
CanWest MediaWorks Inc. 9.25% 2015[1]	750	615
TL Acquisitions, Inc., Term Loan B, 4.98% 2014[2,3,4]	2,429	2,207
Thomson Learning 0%/13.25% 2015[1,6]	2,120	1,558
Thomson Learning 10.50% 2015[1]	5,150	4,481
K. Hovnanian Enterprises, Inc. 6.00% 2010	3,000	2,655
K. Hovnanian Enterprises, Inc. 8.875% 2012	1,030	757
K. Hovnanian Enterprises, Inc. 6.375% 2014	1,075	704
K. Hovnanian Enterprises, Inc. 6.50% 2014	2,450	1,605
K. Hovnanian Enterprises, Inc. 6.25% 2015	920	580
K. Hovnanian Enterprises, Inc. 6.25% 2016	1,575	984
K. Hovnanian Enterprises, Inc. 7.50% 2016	865	580
Toys “R” Us, Inc. 7.625% 2011	6,205	5,585
Toys “R” Us-Delaware, Inc., Term Loan B, 6.969% 2012[2,3,4]	1,244	1,204
American Media Operations, Inc., Series B, 10.25% 2009	4,375	3,533
American Media Operations, Inc., Series B, 10.25% 2009[1]	159	128
American Media Operations, Inc. 8.875% 2011	3,480	2,801
American Media Operations, Inc. 8.875% 2011[1]	127	102
MGM MIRAGE 6.00% 2009	1,000	989
MGM MIRAGE 6.75% 2012	1,050	948
MGM MIRAGE 6.75% 2013	3,130	2,715
MGM MIRAGE 6.625% 2015	1,550	1,252
Cinemark USA, Inc., Term Loan B, 4.44% 2013[2,3,4]	3,119	2,979
Cinemark, Inc. 0%/9.75% 2014[6]	2,900	2,770
Tenneco Automotive Inc., Series B, 10.25% 2013	772	812
Tenneco Automotive Inc. 8.625% 2014	3,535	3,137
Tenneco Automotive Inc. 8.125% 2015[1]	1,750	1,593
Ford Capital BV 9.50% 2010[7]	200	171
Ford Motor Co., Term Loan B, 5.48% 2013[2,3,4]	2,728	2,209
Ford Motor Co. 6.50% 2018	4,564	2,670
Ford Motor Co. 8.875% 2022	610	390
Mohegan Tribal Gaming Authority 6.375% 2009	1,695	1,687
Mohegan Tribal Gaming Authority 6.125% 2013	250	229
Mohegan Tribal Gaming Authority 7.125% 2014	3,825	3,194
Radio One, Inc., Series B, 8.875% 2011	4,745	4,045
Radio One, Inc. 6.375% 2013	1,225	900
Pinnacle Entertainment, Inc. 7.50% 2015	6,300	4,851
Gray Television Inc., Series D, 12.00% (undated)[6,7,8]	5,000	4,750
CSC Holdings, Inc., Series B, 8.125% 2009	1,650	1,667
Cablevision Systems Corp., Series B, 8.00% 2012	2,690	2,556
NTL Cable PLC 8.75% 2014	2,990	2,826
NTL Cable PLC 8.75% 2014	€500	723
NTL Cable PLC 9.75% 2014	£300	550
Young Broadcasting Inc. 10.00% 2011[7]	$7,467	4,032
Dex Media West LLC, Dex Media West Finance Co., Series B, 8.50% 2010	800	794
Dex Media, Inc., Series B, 0%/9.00% 2013[6]	250	180
Dex Media, Inc., Series B, 0%/9.00% 2013[6]	250	180
Dex Media, Inc., Series B, 8.00% 2013	2,575	1,893
R.H. Donnelley Corp., Series A-3, 8.875% 2016	1,250	756
Bon-Ton Department Stores, Inc. 10.25% 2014	5,650	3,736
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	6,000	3,690
Boyd Gaming Corp. 7.75% 2012	1,300	1,128
Boyd Gaming Corp. 6.75% 2014	1,550	1,201
Boyd Gaming Corp. 7.125% 2016	1,725	1,281
Local T.V. Finance LLC 9.25% 2015[1,5]	4,485	3,521
Standard Pacific Corp. 5.125% 2009	1,675	1,642
Standard Pacific Corp. 6.875% 2011	300	272
Standard Pacific Corp. 6.25% 2014	660	548
Standard Pacific Corp. 7.00% 2015	1,215	1,008
Kabel Deutschland GmbH 10.625% 2014	3,350	3,442
Beazer Homes USA, Inc. 8.125% 2016	4,350	3,328
Education Management LLC and Education Management Finance Corp. 8.75% 2014	1,350	1,262
Education Management LLC and Education Management Finance Corp. 10.25% 2016	2,210	2,044
LBI Media, Inc. 8.50% 2017[1]	4,210	3,263
Sealy Mattress Co. 8.25% 2014	3,950	3,259
Meritage Corp. 7.00% 2014	1,500	1,222
Meritage Homes Corp. 6.25% 2015	1,300	1,046
Meritage Corp. 7.731% 2017[1,7]	1,500	958
Neiman Marcus Group, Inc. 9.00% 2015[5]	3,095	3,072
Viacom Inc. 5.75% 2011	3,000	3,009
Hanesbrands Inc., Series B, 6.508% 2014[2]	3,215	3,006
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	3,225	2,967
Liberty Media Corp. 7.875% 2009	1,000	1,015
Liberty Media Corp. 8.25% 2030	2,000	1,752
iesy Repository GmbH 10.125% 2015	€500	752
iesy Repository GmbH 10.375% 2015[1]	$2,000	1,977
Edcon Pty Ltd. 8.208% 2014[2,7]	€2,500	2,718
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	$2,750	2,661
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	2,675	2,421
Gaylord Entertainment Co. 8.00% 2013	1,475	1,423
Gaylord Entertainment Co. 6.75% 2014	900	823
AMC Entertainment Inc. 8.00% 2014	500	446
AMC Entertainment Inc., Series B, 11.00% 2016	1,750	1,741
Idearc Inc. 8.00% 2016	3,325	2,107
KB Home 5.875% 2015	685	572
KB Home 6.25% 2015	1,810	1,529
Seneca Gaming Corp., Series B, 7.25% 2012	2,125	2,003
Warner Music Group 7.375% 2014	2,000	1,672
William Lyon Homes, Inc. 10.75% 2013	1,750	954
William Lyon Homes, Inc. 7.50% 2014	1,125	579
Vidéotron Ltée 6.875% 2014	1,120	1,086
Vidéotron Ltée 6.375% 2015	380	354
WDAC Intermediate Corp. 8.375% 2014[1]	1,450	1,109
WDAC Intermediate Corp. 8.50% 2014	€250	279
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	$1,500	1,348
J.C. Penney Co., Inc. 8.00% 2010	750	778
J.C. Penney Co., Inc. 9.00% 2012	495	526
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	1,300	1,254
Burlington Coat Factory Warehouse Corp. 11.125% 2014	1,450	1,182
Royal Caribbean Cruises Ltd. 8.00% 2010	875	888
Royal Caribbean Cruises Ltd. 8.75% 2011	275	278
Cooper-Standard Automotive Inc. 7.00% 2012	250	210
Cooper-Standard Automotive Inc. 8.375% 2014	1,275	943
Visteon Corp. 8.25% 2010	377	337
Visteon Corp. 12.25% 2016[1]	974	784
Delphi Automotive Systems Corp. 6.50% 2009[9]	3,500	761
Delphi Corp. 6.50% 2013[9]	555	119
Delphi Automotive Systems Corp. 6.55% 2006[9]	250	55
Delphi Automotive Systems Corp. 7.125% 2029[9]	750	161
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	1,021	1,057
D.R. Horton, Inc. 8.00% 2009	875	877
D.R. Horton, Inc. 6.875% 2013	200	178
Dillard’s, Inc. 6.625% 2008	700	701
Dillard Department Stores, Inc. 9.125% 2011	350	348
Regal Cinemas Corp., Series B, 9.375% 2012[7]	1,000	1,029
TRW Automotive Inc. 7.00% 2014[1]	1,000	872
Dollar General Corp. 10.625% 2015	425	423
Dollar General Corp. 11.875% 2017[2,5]	450	427
Goodyear Tire & Rubber Co. 6.678% 2009[2]	675	673
Claire’s Stores, Inc. 9.25% 2015	1,000	525
Warnaco, Inc. 8.875% 2013	500	521
Clear Channel Communications, Inc. 5.50% 2014	605	363
Carmike Cinemas, Inc., Delayed Draw, Term Loan, 6.47% 2012[2,3,4]	277	268
Harrah’s Operating Co., Inc. 5.625% 2015	400	217
KAC Acquisition Corp. 8.00% 2026[1,5,7]	91	91
Stoneridge, Inc. 11.50% 2012	10	10
		276,544

INDUSTRIALS — 9.22%
Nielsen Finance LLC, Term Loan B, 4.734% 2013[2,3,4]	1,242	1,160
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	8,600	8,707
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[1]	775	785
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[6]	12,515	8,667
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	725	734
Hawker Beechcraft Acquisition Co., LLC 8.875% 2015[5]	8,110	8,191
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	250	251
Continental Airlines, Inc. 8.75% 2011	1,250	844
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[3]	439	362
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[3]	673	620
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[3]	1,386	1,154
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	712	651
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[3]	2,646	2,038
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[3]	1,712	1,492
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	965	919
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[3]	856	744
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 6.55% 2014[2,3,4]	863	836
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 6.65% 2014[2,3,4]	855	829
DAE Aviation Holdings, Inc. 11.25% 2015[1]	6,845	6,828
American Airlines, Inc., Series 1999-1, Class B, 7.324% 2011[3]	1,855	1,716
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[3]	2,000	1,740
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[3]	1,440	1,382
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[3]	3,241	1,734
AMR Corp. 10.00% 2021[7]	1,000	550
Allied Waste North America, Inc., Series B, 6.50% 2010	1,000	1,005
Allied Waste North America, Inc., Series B, 5.75% 2011	1,000	987
Allied Waste North America, Inc. 7.875% 2013	400	409
Allied Waste North America, Inc., Series B, 6.125% 2014	1,250	1,206
Allied Waste North America, Inc., Series B, 7.375% 2014	2,600	2,652
Allied Waste North America, Inc. 7.25% 2015	100	100
Allied Waste North America, Inc. 6.875% 2017	700	688
US Investigations Services, Inc., Term Loan B, 5.551% 2015[2,3,4]	1,490	1,382
US Investigations Services, Inc. 10.50% 2015[1]	2,925	2,706
US Investigations Services, Inc. 11.75% 2016[1]	2,500	2,162
Ashtead Group PLC 8.625% 2015[1]	2,050	1,794
Ashtead Capital, Inc. 9.00% 2016[1]	4,700	4,159
Delta Air Lines, Inc., First Lien Term Loan A, 4.899% 2012[2,3,4]	1,980	1,637
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 2012[3]	2,500	2,363
Delta Air Lines, Inc., Second Lien Term Loan B, 6.149% 2014[2,3,4]	2,970	1,945
NTK Holdings Inc. 0%/10.75% 2014[3,6]	5,250	2,415
THL Buildco, Inc. 8.50% 2014	3,935	2,538
Northwest Airlines, Inc., Term Loan B, 6.31% 2013[2,3,4,7]	2,130	1,693
Northwest Airlines, Inc., Term Loan A, 4.56% 2018[2,3,4,7]	3,483	2,630
United Air Lines, Inc., Series 2000-2, Class A-2, 7.186% 2012[3]	1,235	1,223
United Air Lines, Inc., Term Loan B, 4.938% 2014[2,3,4]	1,924	1,418
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[3]	461	455
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[3]	800	785
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[1,3]	461	348
ARAMARK Corp., Term Loan B, 4.676% 2014[2,3,4]	644	606
ARAMARK Corp., Term Loan B, Letter of Credit, 4.676% 2014[2,3,4]	41	38
ARAMARK Corp. 6.373% 2015[2]	100	94
ARAMARK Corp. 8.50% 2015	3,375	3,324
Alion Science and Technology Corp. 10.25% 2015	5,190	3,659
RBS Global, Inc. and Rexnord LLC 9.50% 2014	2,575	2,498
RBS Global, Inc. and Rexnord LLC 8.875% 2016	500	470
DRS Technologies, Inc. 6.875% 2013	1,200	1,206
DRS Technologies, Inc. 6.625% 2016	1,500	1,530
DRS Technologies, Inc. 7.625% 2018	200	213
Kansas City Southern Railway Co. 7.50% 2009	2,365	2,400
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	2,361	2,361
TFM, SA de CV 9.375% 2012	2,150	2,247
Navios Maritime Holdings Inc. 9.50% 2014	2,150	2,209
TransDigm Inc. 7.75% 2014	1,900	1,886
B/E Aerospace 8.50% 2018	1,730	1,745
United Rentals (North America), Inc., Series B, 6.50% 2012	1,750	1,584
RSC Holdings III, LLC, Second Lien Term Loan B, 6.23% 2013[2,3,4]	1,753	1,502
Atrium Companies, Inc., Term Loan B, 6.49% 2012[2,3,4]	1,481	1,274
ACIH, Inc. 11.50% 2012[1]	1,225	178
Hertz Corp. 10.50% 2016	1,275	1,167
FTI Consulting, Inc. 7.625% 2013	1,000	1,020
Accuride Corp. 8.50% 2015	940	696
H&E Equipment Services, Inc. 8.375% 2016	685	603
Quebecor World Inc. 8.75% 2016[1,9]	1,000	485
		126,629

FINANCIALS — 8.10%
Ford Motor Credit Co. 4.503% 2009[1,2]	2,630	2,540
Ford Motor Credit Co. 5.80% 2009	1,000	955
Ford Motor Credit Co. 7.375% 2009	475	433
Ford Motor Credit Co. 7.875% 2010	2,125	1,835
Ford Motor Credit Co. 9.75% 2010[2]	750	654
Ford Motor Credit Co. 7.375% 2011	1,425	1,157
Ford Motor Credit Co. 9.875% 2011	2,000	1,686
Ford Motor Credit Co. 5.46% 2012[2,7]	4,800	3,504
Countrywide Home Loans, Inc., Series M, 4.125% 2009	1,475	1,409
Countrywide Home Loans, Inc., Series K, 5.625% 2009	2,065	2,014
Countrywide Home Loans, Inc., Series H, 6.25% 2009	885	872
Countrywide Financial Corp., Series A, 4.50% 2010	390	363
Countrywide Home Loans, Inc., Series L, 4.00% 2011	4,347	3,960
Countrywide Financial Corp., Series B, 5.80% 2012	4,165	3,943
Residential Capital Corp. 8.375% 2010[2]	4,750	2,019
Residential Capital Corp. 8.50% 2010[1]	419	349
General Motors Acceptance Corp. 6.875% 2011	1,000	719
General Motors Acceptance Corp. 7.25% 2011	2,447	1,800
General Motors Acceptance Corp. 6.625% 2012	500	343
General Motors Acceptance Corp. 6.875% 2012	300	206
General Motors Acceptance Corp. 7.00% 2012	3,220	2,240
General Motors Acceptance Corp. 4.882% 2014[2]	1,650	1,066
General Motors Acceptance Corp. 6.75% 2014	2,565	1,696
Realogy Corp., Term Loan, Letter of Credit, 5.313% 2013[2,3,4]	336	287
Realogy Corp., Term Loan B, 5.475% 2013[2,3,4]	1,248	1,067
Realogy Corp. 10.50% 2014	5,375	3,762
Realogy Corp. 11.00% 2014[5]	5,100	3,034
Realogy Corp. 12.375% 2015	1,000	495
TuranAlem Finance BV 7.875% 2010	1,500	1,406
TuranAlem Finance BV 7.75% 2013[1]	2,000	1,695
TuranAlem Finance BV 8.50% 2015	500	432
TuranAlem Finance BV 8.50% 2015[1]	260	225
TuranAlem Finance BV 8.25% 2037[1]	3,710	3,112
Citigroup Inc., Series E, 8.40% (undated)[2]	500	476
Citigroup Capital XXI 8.30% 2077[2]	5,625	5,326
E*TRADE Financial Corp. 8.00% 2011	1,725	1,596
E*TRADE Financial Corp. 7.375% 2013	175	151
E*TRADE Financial Corp. 7.875% 2015	3,935	3,404
Liberty Mutual Group Inc., Series A, 7.80% 2087[1]	1,350	1,080
Liberty Mutual Group Inc., Series C, 10.75% 2088[1,2]	3,650	3,502
HSBK (Europe) BV 7.75% 2013	1,690	1,608
HSBK (Europe) BV 7.75% 2013[1]	270	257
HSBK (Europe) BV 7.25% 2017[1]	2,400	2,077
SLM Corp., Series A, 3.22% 2014[2]	1,200	1,010
SLM Corp., Series A, 8.45% 2018	2,500	2,402
Rouse Co. 3.625% 2009	615	595
Rouse Co. 7.20% 2012	1,495	1,379
Rouse Co. 6.75% 2013[1]	1,575	1,427
MetLife Capital Trust X 9.25% 2068[1,2]	3,000	3,239
Washington Mutual Bank, FA, Series 11, 6.875% 2011	1,500	1,291
Washington Mutual Bank, FA 5.65% 2014	1,000	781
Washington Mutual Preferred Funding Trust III 6.895% (undated)[1,2]	2,000	1,021
CIT Group Inc. 7.625% 2012	3,600	2,995
Capmark Financial Group Inc. 3.366% 2010[2]	1,250	964
Capmark Financial Group Inc. 5.875% 2012	2,300	1,624
iStar Financial, Inc. 6.00% 2010	1,055	900
iStar Financial, Inc., Series B, 5.125% 2011	545	466
iStar Financial, Inc. 6.50% 2013	500	430
iStar Financial, Inc. 8.625% 2013	650	592
Host Marriott, LP, Series M, 7.00% 2012	1,470	1,397
Host Marriott, LP, Series K, 7.125% 2013	125	117
Host Hotels & Resorts, LP, Series S, 6.875% 2014	875	809
HSBC Finance Corp. 5.00% 2015	2,265	2,144
Northern Rock PLC 5.60% (undated)[1,2]	600	348
Northern Rock PLC 6.594% (undated)[1,2]	3,050	1,769
Catlin Insurance Ltd. 7.249% (undated)[1,2]	2,500	1,827
Kazkommerts International BV 8.50% 2013	500	450
Kazkommerts International BV 8.00% 2015	600	498
Kazkommerts International BV, Series 4, 7.50% 2016	1,000	785
Bank of America Corp., Series M, 8.125% noncumulative preferred (undated)[2]	1,500	1,420
Agile Property Holdings Ltd. 9.00% 2013	1,395	1,201
Lazard Group LLC 7.125% 2015	1,165	1,091
Morgan Stanley 10.09% 2017	BRL2,000	963
JPMorgan Chase & Co., Series I, 7.90% (undated)[2]	$1,000	940
Schwab Capital Trust I 7.50% 2037[2]	1,000	908
Downey Financial Corp. 6.50% 2014	1,130	853
UnumProvident Finance Co. PLC 6.85% 2015[1]	800	795
HBOS PLC 6.75% 2018[1]	700	671
Chevy Chase Bank, FSB 6.875% 2013	500	463
		111,320

INFORMATION TECHNOLOGY — 7.17%
NXP BV and NXP Funding LLC 5.463% 2013[2]	3,075	2,718
NXP BV and NXP Funding LLC 7.497% 2013[2]	€1,050	1,398
NXP BV and NXP Funding LLC 7.875% 2014	$8,255	7,636
NXP BV and NXP Funding LLC 8.625% 2015	€1,200	1,456
NXP BV and NXP Funding LLC 9.50% 2015	$12,145	10,596
Freescale Semiconductor, Inc., Term Loan B, 4.209% 2013[2,3,4]	1,312	1,192
Freescale Semiconductor, Inc. 8.875% 2014	3,325	2,718
Freescale Semiconductor, Inc. 9.125% 2014[5]	11,325	8,862
Freescale Semiconductor, Inc. 10.125% 2016	4,375	3,358
Sanmina-SCI Corp. 6.75% 2013	3,950	3,565
Sanmina-SCI Corp. 5.526% 2014[1,2]	1,000	930
Sanmina-SCI Corp. 8.125% 2016	5,400	4,887
Hughes Communications, Inc. 9.50% 2014	9,150	9,299
First Data Corp., Term Loan B2, 5.552% 2014[2,3,4]	7,940	7,335
SunGard Data Systems Inc. 9.125% 2013	6,984	7,089
Serena Software, Inc. 10.375% 2016	5,975	5,587
Ceridian Corp. 11.25% 2015[1]	5,650	5,141
Sensata Technologies BV 8.00% 2014[2]	4,870	4,505
Jabil Circuit, Inc. 5.875% 2010	875	859
Jabil Circuit, Inc. 8.25% 2018[1]	2,070	2,075
Celestica Inc. 7.875% 2011	2,275	2,286
Celestica Inc. 7.625% 2013	275	265
Xerox Corp. 7.125% 2010	1,250	1,292
Xerox Corp. 7.625% 2013	1,000	1,038
Nortel Networks Ltd. 6.963% 2011[2]	1,250	1,187
Electronic Data Systems Corp., Series B, 6.50% 2013[2]	1,000	1,028
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 8.00% 2014	520	203
		98,505

TELECOMMUNICATION SERVICES — 7.12%
Nextel Communications, Inc., Series E, 6.875% 2013	550	465
Nextel Communications, Inc., Series D, 7.375% 2015	5,175	4,298
Sprint Nextel Corp. 6.00% 2016	8,135	7,007
Sprint Capital Corp. 6.90% 2019	3,770	3,314
Sprint Capital Corp. 8.75% 2032	2,645	2,525
American Tower Corp. 7.125% 2012	6,890	6,993
American Tower Corp. 7.50% 2012	1,925	1,954
American Tower Corp. 7.00% 2017[1]	1,725	1,716
U S WEST Capital Funding, Inc. 6.375% 2008	250	250
Qwest Capital Funding, Inc. 7.90% 2010	1,660	1,664
Qwest Capital Funding, Inc. 7.25% 2011	3,425	3,339
Qwest Communications International Inc. 7.25% 2011	600	583
Qwest Communications International Inc., Series B, 7.50% 2014	2,500	2,387
U S WEST Capital Funding, Inc. 6.875% 2028	1,200	966
Windstream Corp. 8.125% 2013	4,225	4,236
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	1,775	1,818
Windstream Corp. 8.625% 2016	1,875	1,880
Windstream Corp. 7.00% 2019	1,000	913
Centennial Communications Corp. 8.448% 2013[2]	2,950	2,862
Centennial Communications Corp. 10.00% 2013	250	255
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013	1,695	1,754
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
Centennial Puerto Rico Operations Corp. 8.125% 2014[2]	3,450	3,433
MetroPCS Wireless, Inc. 9.25% 2014	7,250	7,014
Rural Cellular Corp. 8.623% 2012[2]	850	861
Rural Cellular Corp. 5.682% 2013[2]	5,675	5,718
Cricket Communications, Inc. 9.375% 2014	5,105	4,939
Cricket Communications, Inc. 10.875% 2014	1,000	968
Hawaiian Telcom Communications, Inc. 8.486% 2013[2]	1,725	664
Hawaiian Telcom Communications, Inc. 9.75% 2013	3,135	1,270
Hawaiian Telcom Communications, Inc., Term Loan C, 5.31% 2014[2,3,4]	2,240	1,856
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	425	108
Rogers Wireless Inc. 7.25% 2012	600	636
Rogers Wireless Inc. 7.50% 2015	2,675	2,835
Cincinnati Bell Inc. 7.25% 2013	3,200	3,136
Telecom Italia Capital SA 7.721% 2038	3,000	3,057
Level 3 Financing, Inc. 9.25% 2014	2,800	2,562
Digicel Group Ltd. 8.875% 2015[1]	2,250	2,129
Intelsat, Ltd. 6.50% 2013	2,000	1,418
Millicom International Cellular SA 10.00% 2013	1,320	1,406
Orascom Telecom 7.875% 2014[1]	1,500	1,399
NTELOS Inc., Term Loan B, 5.27% 2011[2,3,4]	968	947
Citizens Communications Co. 7.875% 2027	375	330
		97,865

UTILITIES — 5.46%
Edison Mission Energy 7.50% 2013	4,700	4,688
Edison Mission Energy 7.75% 2016	2,200	2,200
Midwest Generation, LLC, Series B, 8.56% 2016[3]	2,108	2,176
Edison Mission Energy 7.00% 2017	5,525	5,193
Edison Mission Energy 7.20% 2019	5,725	5,367
Edison Mission Energy 7.625% 2027	2,425	2,189
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 6.234% 2014[2,3,4]	2,139	1,985
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015[1]	7,665	7,550
Texas Competitive Electric Holdings Co. LLC 10.25% 2015[1]	4,895	4,822
Texas Competitive Electric Holdings Co. LLC 10.50% 2016[1,5]	2,250	2,188
Intergen Power 9.00% 2017[1]	9,050	9,412
AES Corp. 9.50% 2009	357	369
AES Corp. 9.375% 2010	1,497	1,583
AES Corp. 8.75% 2013[1]	2,820	2,940
AES Gener SA 7.50% 2014	750	805
AES Corp. 7.75% 2015	500	495
AES Red Oak, LLC, Series A, 8.54% 2019[3]	424	442
NRG Energy, Inc. 7.25% 2014	2,125	2,035
NRG Energy, Inc. 7.375% 2016	4,775	4,506
E.ON International Finance BV 5.80% 2018[1]	5,000	4,914
ISA Capital do Brasil SA 7.875% 2012[1]	2,225	2,308
ISA Capital do Brasil SA 8.80% 2017[1]	800	834
Cilcorp Inc. 8.70% 2009	2,000	2,055
Sierra Pacific Resources 8.625% 2014	875	922
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	275	276
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	500	499
FPL Energy National Wind Portfolio, LLC 6.125% 2019[1,3]	1,244	1,232
Mirant Americas Generation, Inc. 8.30% 2011	950	986
		74,971

MATERIALS — 5.05%
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	525	461
Stone Container Corp. 8.375% 2012	1,430	1,262
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	3,650	3,029
Smurfit-Stone Container Enterprises, Inc. 8.00% 2017	2,770	2,230
Nalco Co. 7.75% 2011	4,340	4,362
Nalco Co. 8.875% 2013	500	515
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[6]	1,900	1,758
Georgia Gulf Corp. 9.50% 2014	7,885	5,933
Georgia Gulf Corp. 10.75% 2016	555	336
Freeport-McMoRan Copper & Gold Inc. 8.25% 2015	3,545	3,732
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	1,390	1,469
Building Materials Corp. of America 7.75% 2014	5,675	4,682
Plastipak Holdings, Inc. 8.50% 2015[1]	4,585	4,264
International Paper Co. 7.95% 2018	3,225	3,212
Algoma Steel Inc., Term Loan B, 4.99% 2013[2,3,4]	709	673
Algoma Steel Inc. 9.875% 2015[1]	2,500	2,388
Abitibi-Consolidated Inc. 8.55% 2010	680	405
Abitibi-Consolidated Co. of Canada 15.50% 2010[1]	651	514
Abitibi-Consolidated Co. of Canada 6.276% 2011[2]	475	235
Abitibi-Consolidated Inc. 7.75% 2011	660	337
Abitibi-Consolidated Co. of Canada 6.00% 2013	460	209
Abitibi-Consolidated Co. of Canada 8.375% 2015	2,580	1,174
Rockwood Specialties Group, Inc. 7.50% 2014	1,500	1,481
Rockwood Specialties Group, Inc. 7.625% 2014	€700	1,017
Graphic Packaging International, Inc. 8.50% 2011	$2,125	2,067
Metals USA Holdings Corp. 8.698% 2012[2,5]	1,550	1,434
Metals USA, Inc. 11.125% 2015	500	523
Owens-Illinois, Inc. 7.50% 2010	1,275	1,304
Owens-Brockway Glass Container Inc. 6.75% 2014	€375	558
Associated Materials Inc. 9.75% 2012	$1,200	1,194
AMH Holdings, Inc. 0%/11.25% 2014[6]	1,000	665
FMG Finance Pty Ltd. 10.625% 2016[1]	1,500	1,755
Ryerson Inc. 10.248% 2014[1,2]	1,375	1,299
Ryerson Inc. 12.00% 2015[1]	275	274
Berry Plastics Holding Corp. 10.25% 2016[7]	2,075	1,473
AEP Industries Inc. 7.875% 2013[7]	1,555	1,368
Georgia-Pacific Corp. 9.50% 2011	680	694
Georgia-Pacific Corp., First Lien Term Loan B, 4.446% 2012[2,3,4]	585	552
C10 Capital (SPV) Ltd. 6.722% (undated)[1,2]	1,275	1,175
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	1,507	1,213
Domtar Corp. 7.125% 2015	1,050	1,005
Vale Overseas Ltd. 6.25% 2017	1,000	973
JSG Funding PLC 7.75% 2015	1,000	915
MacDermid 9.50% 2017[1]	1,000	910
Momentive Performance Materials Inc. 9.75% 2014	1,000	860
Allegheny Technologies, Inc. 8.375% 2011	750	795
Ainsworth Lumber Co. Ltd. 7.25% 2012[9]	20	9
Ainsworth Lumber Co. Ltd. 6.75% 2014[9]	785	365
Witco Corp. 6.875% 2026	505	326
		69,384

HEALTH CARE — 4.61%
HealthSouth Corp. 9.133% 2014[2]	1,640	1,673
HealthSouth Corp. 10.75% 2016	8,005	8,645
Tenet Healthcare Corp. 6.375% 2011	1,770	1,704
Tenet Healthcare Corp. 7.375% 2013	2,250	2,126
Tenet Healthcare Corp. 9.875% 2014	5,100	5,151
Tenet Healthcare Corp. 9.25% 2015	1,325	1,305
HCA Inc., Term Loan B, 5.051% 2013[2,3,4]	6,562	6,173
HCA Inc. 9.125% 2014	495	507
HCA Inc. 9.25% 2016	265	274
HCA Inc. 9.625% 2016[5]	890	919
Elan Finance PLC and Elan Finance Corp. 6.807% 2013[2]	4,520	4,181
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	2,500	2,519
VWR Funding, Inc. 10.25% 2015[2,5]	6,310	5,853
Bausch & Lomb Inc. 9.875% 2015[1]	5,705	5,748
PTS Acquisition Corp. 9.50% 2015[5]	5,345	4,810
Surgical Care Affiliates, Inc. 8.875% 2015[1,5]	1,950	1,716
Surgical Care Affiliates, Inc. 10.00% 2017[1]	1,825	1,433
Mylan Inc., Term Loan B, 5.75% 2014[2,3,4]	2,358	2,334
Viant Holdings Inc. 10.125% 2017[1]	1,842	1,575
Team Finance LLC and Health Finance Corp. 11.25% 2013	1,485	1,556
Warner Chilcott Corp. 8.75% 2015	1,463	1,492
Symbion Inc. 11.00% 2015[1,5]	1,380	1,049
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	415	442
Boston Scientific Corp. 7.00% 2035	260	230
		63,415

ENERGY — 3.65%
Williams Companies, Inc. 4.698% 2010[1,2]	1,500	1,462
Williams Companies, Inc. 6.375% 2010[1]	1,000	1,015
Williams Companies, Inc. 8.125% 2012	1,900	2,004
Williams Companies, Inc. 7.875% 2021	250	266
Transcontinental Gas Pipe Line Corp. 7.25% 2026	975	1,002
Williams Companies, Inc. 8.75% 2032	6,825	7,781
Enterprise Products Operating LP 8.375% 2066[2]	2,610	2,613
Enterprise Products Operating LP 7.034% 2068[2]	8,780	7,689
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	3,825	3,959
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	2,525	2,538
Petroplus Finance Ltd. 6.75% 2014[1]	2,900	2,639
Petroplus Finance Ltd. 7.00% 2017[1]	3,000	2,663
Drummond Co., Inc. 7.375% 2016[1]	5,070	4,740
Gaz Capital SA 7.288% 2037[1]	4,000	3,696
TEPPCO Partners LP 7.00% 2067[2]	3,695	3,211
Premcor Refining Group Inc. 6.75% 2011	1,150	1,171
Forest Oil Corp. 7.25% 2019	1,000	965
Peabody Energy Corp. 5.875% 2016	500	470
Newfield Exploration Co. 7.625% 2011	250	257
		50,141

CONSUMER STAPLES — 2.45%
Stater Bros. Holdings Inc. 8.125% 2012	4,900	4,949
Stater Bros. Holdings Inc. 7.75% 2015	900	898
SUPERVALU INC., Term Loan B, 3.733% 2012[2,3,4]	901	870
SUPERVALU INC. 7.50% 2012	340	345
Albertson’s, Inc. 7.25% 2013	460	470
Albertson’s, Inc. 8.00% 2031[7]	3,575	3,572
Dole Food Co., Inc. 7.25% 2010	1,275	1,160
Dole Food Co., Inc. 8.875% 2011	4,358	3,900
Constellation Brands, Inc. 8.375% 2014	1,250	1,272
Constellation Brands, Inc. 7.25% 2017	3,770	3,544
Vitamin Shoppe Industries Inc. 10.176% 2012[2,7]	3,030	3,098
Smithfield Foods, Inc. 7.75% 2017	3,525	2,943
JBS SA 10.50% 2016	2,425	2,449
Yankee Candle Co., Inc., Series B, 8.50% 2015	1,725	1,354
Yankee Candle Co., Inc., Series B, 9.75% 2017	975	707
Elizabeth Arden, Inc. 7.75% 2014	1,165	1,098
Duane Reade Inc. 9.75% 2011	1,015	914
Cott Beverages Inc. 8.00% 2011	175	148
		33,691

MORTGAGE-BACKED OBLIGATIONS[3] — 1.57%
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[1,7]	1,750	1,417
American Tower Trust I, Series 2007-1A, Class F, 6.639% 2037[1,7]	6,050	4,784
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[1,7]	5,970	5,422
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[1,7]	4,600	4,018
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[1,7]	700	597
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[1,7]	235	212
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[1,7]	2,235	2,000
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[1,7]	1,235	1,114
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[1,7]	1,235	1,114
Countrywide Alternative Loan Trust, Series 2007-14T2, Class A-4, 2.833% 2037[2]	1,368	904
		21,582

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.92%
Argentina (Republic of) 1.933% 2012[2,3,7]	1,625	862
Argentina (Republic of) 5.83% 2033[3,5,7,10]	ARS7,605	1,478
Argentina (Republic of) GDP-Linked 2035	5,935	179
Panama (Republic of) Global 7.125% 2026	$310	329
Panama (Republic of) Global 9.375% 2029	130	171
Panama (Republic of) Global 6.70% 2036[3]	1,522	1,552
Brazilian Treasury Bill 6.00% 2045[7,10]	BRL3,454	1,959
Turkey (Republic of) Treasury Bill 0% 2008	TRY1,350	1,097
Turkey (Republic of) 12.375% 2009	$250	270
Indonesia (Republic of) 11.00% 2025	IDR14,490,000	1,303
United Mexican States Government, Series MI10, 9.50% 2014	MXN12,500	1,242
Colombia (Republic of) Global 10.75% 2013	$500	607
Colombia (Republic of) Global 12.00% 2015	COP780,000	394
Dominican Republic 9.04% 2018[1,3]	$683	700
Egypt (Arab Republic of) Treasury Bill 0% 2009[7]	EGP2,625	455
Egypt (Arab Republic of) 11.50% 2011[7]	125	24
		12,622

U.S. GOVERNMENT BONDS & NOTES — 0.17%
U.S. Treasury 6.00% 2026	$2,000	2,343

Total bonds, notes & other debt instruments (cost: $1,146,000,000)		1,039,012

	Shares or
Convertible securities — 1.18%	principal amount

FINANCIALS — 0.59%
Countrywide Financial Corp., Series A, 0% convertible debentures 2037[1,2]	$2,500,000	2,422
Countrywide Financial Corp., Series A, 0% convertible debentures 2037[2]	$4,500,000	4,359
Citigroup Inc., Series J, 7.00% noncumulative convertible preferred depositary shares[7,8]	30,000	1,370
		8,151

CONSUMER DISCRETIONARY — 0.30%
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€2,593,000	4,085

MISCELLANEOUS — 0.29%
Other convertible securities in initial period of acquisition		4,008

Total convertible securities (cost: $14,197,000)		16,244

Preferred stocks — 1.74%	Shares	Market value(000)

FINANCIALS — 1.45%
Washington Mutual Preferred Funding Trust I, Series A-1, 6.534%[1,2]	7,600,000	$3,380
Washington Mutual Preferred Funding Trust IV 9.75%[1,2]	3,900,000	3,076
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[1]	160,000	4,705
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[1,2]	5,370,000	3,793
Fannie Mae, Series O, 7.00%[1]	20,000	948
ILFC E-Capital Trust II 6.25%[1,2]	2,000,000	1,672
Bank of America Corp., Series K, 8.00% noncumulative[2]	1,000,000	938
PNC Preferred Funding Trust I 6.517%[1,2]	1,000,000	798
SMFG Preferred Capital USD 1 Ltd. 6.078%[1,2]	500,000	425
IndyMac Bancorp, Inc., Series A, 8.50% noncumulative[1]	246,000	261
		19,996

MISCELLANEOUS — 0.29%
Other preferred stocks in initial period of acquisition		4,014

Total preferred stocks (cost: $35,811,000)		24,010

Common stocks — 1.82%

INDUSTRIALS — 1.13%
DigitalGlobe Inc.[7,8,11]	3,677,578	14,710
Northwest Airlines Corp.[11]	93,750	624
Delta Air Lines, Inc.[11]	28,673	164
		15,498

UTILITIES — 0.36%
Drax Group PLC	334,565	4,926

TELECOMMUNICATION SERVICES — 0.12%
Sprint Nextel Corp., Series 1	127,382	1,210
Embarq Corp.	6,369	301
American Tower Corp., Class A11	3,522	149
XO Holdings, Inc.[11]	651	—
		1,660

CONSUMER DISCRETIONARY — 0.05%
Time Warner Cable Inc., Class A11	17,158	454
Adelphia Recovery Trust, Series Arahova[11]	388,601	128
Adelphia Recovery Trust, Series ACC-1[7,11]	449,306	22
Adelphia Recovery Trust, Series ACC-6B7,11	1,000,000	—
Radio One, Inc., Class D, nonvoting[11]	34,000	44
Radio One, Inc., Class A11	17,000	24
ACME Communications, Inc.[11]	13,100	18
Mobile Travel Guide, Inc.[7,8,11]	7,285	2
		692

INFORMATION TECHNOLOGY — 0.04%
ZiLOG, Inc.[11]	153,000	484
HSW International, Inc. [7,8,11]	22,356	47
		531

HEALTH CARE — 0.00%
Clarent Hospital Corp.[7,11]	80,522	4

MISCELLANEOUS — 0.12%
Other common stocks in initial period of acquisition		1,649

Total common stocks (cost: $16,518,000)		24,960

Rights & warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[11]	1,305	—
XO Holdings, Inc., Series B, warrants, expire 2010[11]	978	—
XO Holdings, Inc., Series C, warrants, expire 2010[11]	978	—
GT Group Telecom Inc., warrants, expire 2010[1,7,11]	4,000	—

Total rights & warrants (cost: $208,000)		—

	Principal amount
Short-term securities — 18.35%	(000)

Coca-Cola Co. 2.10% due 7/7/2008[1]	$20,500	20,492
Enterprise Funding Corp. 2.65% due 7/14/2008[1]	19,400	19,380
Johnson & Johnson 2.02% due 8/13/2008[1]	18,400	18,340
Jupiter Securitization Co., LLC 2.70% due 8/7/2008[1]	17,900	17,849
E.I. duPont de Nemours and Co. 2.15% due 7/22/2008[1]	16,800	16,778
Brown-Forman Corp. 2.10% due 7/15/2008[1]	15,200	15,187
Wal-Mart Stores Inc. 1.99% due 8/5/2008[1]	15,000	14,962
Prudential Funding, LLC 2.40% due 7/1/2008	13,800	13,799
Procter & Gamble International Funding S.C.A. 2.10%–2.18% due 7/10–8/11/2008[1]	13,100	13,081
Private Export Funding Corp. 2.14% due 7/21/2008[1]	12,800	12,784
Abbott Laboratories 1.97%–2.22% due 7/9–8/4/2008[1]	12,300	12,285
AT&T Inc. 2.12% due 7/15/2008[1]	12,200	12,187
Genentech, Inc. 2.17% due 7/18/2008[1]	11,055	11,043
Walt Disney Co. 2.10% due 7/9/2008	10,000	9,993
John Deere Credit Ltd. 2.27% due 7/30/2008	9,500	9,482
NetJets Inc. 2.07% due 7/21/2008[1]	9,300	9,289
United Parcel Service Inc. 2.07% due 8/8/2008[1]	8,400	8,377
Harley-Davidson Funding Corp. 2.12% due 8/6/2008[1]	5,900	5,884
IBM Corp. 2.18%–2.20% due 8/6–9/12/2008[1]	5,900	5,878
Pfizer Inc 2.11% due 7/2/2008[1]	5,100	5,099

Total short-term securities (cost: $252,206,000)		252,169

Total investment securities (cost: $1,464,940,000)		1,356,395
Other assets less liabilities		17,679

Net assets		$1,374,074

 “Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $445,284,000, which represented 32.41% of the net assets of the fund.

[2]	Coupon rate may change periodically.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]
Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $64,520,000, which represented 4.70% of the net assets of the fund.

[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
[6]	Step bond; coupon rate will increase at a later date.
[7]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $73,248,000, which represented 5.33% of the net assets of the fund.
[8]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Market value (000)	Percent of net assets

DigitalGlobe Inc.	4/14/1999–7/31/2003	$3,000	$14,710	1.07%
Gray Television Inc., Series D, 12.00%	6/26/2008	4,750	4,750	.35
Citigroup Inc., Series J,
7.00% noncumulative convertible preferred depositary shares	1/15/2008	1,500	1,370	.10
HSW International, Inc.	12/17/2007	69	47	.00
Mobile Travel Guide, Inc.	12/17/2007	2	2	.00

Total restricted securities		$9,321	$20,879	1.52%

[9]	Scheduled interest and/or principal payment was not received.
[10]	Index-linked bond whose principal amount moves with a government retail price index.
[11]	Security did not produce income during the last 12 months.

U.S. Government/AAA-Rated Securities Fund
Investment portfolio

June 30, 2008
unaudited

Bonds, notes & other debt instruments — 92.77%	Principal amount (000)	Market value (000)

MORTGAGE-BACKED OBLIGATIONS — 47.40%
Federal agency mortgage-backed obligations[1] — 39.01%
Fannie Mae 12.00% 2015	$49	$55
Fannie Mae 5.50% 2017	2,139	2,171
Fannie Mae 9.00% 2018	21	23
Fannie Mae 10.00% 2018	80	90
Fannie Mae 4.50% 2020	7,481	7,353
Fannie Mae 4.50% 2020	2,836	2,788
Fannie Mae 6.00% 2021	292	300
Fannie Mae 6.00% 2021	106	109
Fannie Mae 6.00% 2026	768	782
Fannie Mae 6.00% 2027	6,770	6,890
Fannie Mae 6.50% 2027	2,604	2,686
Fannie Mae 8.50% 2027	72	79
Fannie Mae 8.50% 2027	64	70
Fannie Mae 5.00% 2028	4,984	4,840
Fannie Mae 6.50% 2028	5,547	5,722
Fannie Mae 7.50% 2029	33	35
Fannie Mae 7.50% 2029	22	23
Fannie Mae 7.50% 2031	158	168
Fannie Mae 7.50% 2031	58	62
Fannie Mae 7.50% 2031	20	21
Fannie Mae 7.50% 2031	10	10
Fannie Mae 5.50% 2033	15,007	14,880
Fannie Mae 5.50% 2033	3,511	3,482
Fannie Mae 4.50% 2034	8,000	7,412
Fannie Mae 5.50% 2034	1,939	1,920
Fannie Mae 4.47% 2035[2]	1,755	1,762
Fannie Mae 4.50% 2035	10,630	9,865
Fannie Mae 5.00% 2035	2,920	2,810
Fannie Mae 5.50% 2035	11,565	11,449
Fannie Mae 5.50% 2035	1,682	1,666
Fannie Mae 6.50% 2035	1,070	1,110
Fannie Mae 5.00% 2036	2,901	2,790
Fannie Mae 5.50% 2036	3,528	3,483
Fannie Mae 5.515% 2036[2]	2,571	2,607
Fannie Mae 6.00% 2036	1,905	1,927
Fannie Mae 6.50% 2036	3,641	3,730
Fannie Mae 5.00% 2037	1,272	1,221
Fannie Mae 5.00% 2037	1,083	1,040
Fannie Mae 5.00% 2037	752	722
Fannie Mae 5.371% 2037[2]	4,209	4,271
Fannie Mae 5.50% 2037	2,526	2,470
Fannie Mae 5.50% 2037	1,802	1,763
Fannie Mae 5.636% 2037[2]	1,168	1,189
Fannie Mae 5.857% 2037[2]	1,862	1,910
Fannie Mae 6.00% 2037	2,622	2,648
Fannie Mae 6.00% 2037	2,021	2,044
Fannie Mae 6.00% 2037[3]	1,553	1,548
Fannie Mae 6.00% 2037	1,151	1,163
Fannie Mae 6.00% 2037	711	722
Fannie Mae 6.031% 2037[2]	1,237	1,270
Fannie Mae 6.353% 2037[2]	4,818	4,964
Fannie Mae 6.50% 2037	6,588	6,791
Fannie Mae 6.50% 2037	5,038	5,162
Fannie Mae 6.50% 2037	4,764	4,881
Fannie Mae 6.50% 2037	2,694	2,796
Fannie Mae 6.50% 2037	1,767	1,811
Fannie Mae 7.00% 2037	7,710	8,030
Fannie Mae 7.00% 2037	4,524	4,712
Fannie Mae 7.00% 2037	1,911	1,990
Fannie Mae 7.00% 2037	1,710	1,795
Fannie Mae 7.00% 2037	1,607	1,674
Fannie Mae 7.00% 2037[3]	1,495	1,547
Fannie Mae 7.00% 2037	1,337	1,403
Fannie Mae 4.443% 2038[2]	1,676	1,659
Fannie Mae 4.539% 2038[2]	638	636
Fannie Mae 5.45% 2038[2]	5,029	5,111
Fannie Mae 6.00% 2038	3,000	3,011
Fannie Mae 6.496% 2047[2]	4,909	5,059
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	6,750	6,690
Fannie Mae, Series 2001-4, Class GB, 10.195% 2018[2]	325	366
Fannie Mae, Series 2003-48, Class TJ, 4.50% 2022	1,588	1,575
Fannie Mae, Series 2001-4, Class GA, 10.198% 2025[2]	124	139
Fannie Mae, Series 2001-4, Class NA, 11.887% 2025[2]	311	350
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	522	555
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	408	437
Fannie Mae, Series 2001-20, Class C, 12.056% 2031[2]	194	220
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	1,520	1,489
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036	1,712	1,288
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036	1,260	1,012
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	4,377	4,376
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	1,869	1,889
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	1,845	1,879
Fannie Mae, Series 1999-T2, Class A-1, 7.50% 2039	428	452
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	415	435
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	397	405
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	70	74
Freddie Mac 7.00% 2008	2	2
Freddie Mac 7.00% 2015	42	44
Freddie Mac 8.00% 2017	89	94
Freddie Mac 8.50% 2018	1	1
Freddie Mac 11.00% 2018	31	35
Freddie Mac 4.50% 2019	5,923	5,795
Freddie Mac 5.00% 2023	6,460	6,389
Freddie Mac 5.00% 2023	754	745
Freddie Mac 5.00% 2023	651	643
Freddie Mac 5.00% 2023	329	325
Freddie Mac 5.50% 2023	32,188	32,413
Freddie Mac 5.50% 2023	4,953	4,989
Freddie Mac 6.00% 2026	6,455	6,569
Freddie Mac 6.00% 2027	12,692	12,917
Freddie Mac 8.50% 2027	33	36
Freddie Mac 9.00% 2030	174	191
Freddie Mac 4.636% 2035[2]	3,172	3,183
Freddie Mac 5.88% 2036[2]	15,151	15,392
Freddie Mac 6.00% 2036	4,806	4,868
Freddie Mac 6.00% 2036	2,654	2,688
Freddie Mac 4.781% 2037[2]	1,239	1,242
Freddie Mac 5.00% 2037	8,190	7,863
Freddie Mac 5.482% 2037[2]	2,720	2,758
Freddie Mac 5.50% 2037	8,960	8,841
Freddie Mac 5.50% 2037	4,734	4,671
Freddie Mac 5.50% 2037	3,126	3,085
Freddie Mac 5.50% 2037	2,855	2,816
Freddie Mac 5.50% 2037	694	685
Freddie Mac 5.684% 2037[2]	1,901	1,930
Freddie Mac 5.998% 2037[2]	1,216	1,243
Freddie Mac 6.00% 2037	5,846	5,913
Freddie Mac 6.00% 2037	5,355	5,409
Freddie Mac 6.00% 2037	4,597	4,673
Freddie Mac 6.00% 2037	3,188	3,241
Freddie Mac 6.00% 2037	2,831	2,864
Freddie Mac 6.00% 2037	2,697	2,741
Freddie Mac 6.00% 2037	1,828	1,858
Freddie Mac 6.065% 2037[2]	938	962
Freddie Mac 6.333% 2037[2]	2,253	2,314
Freddie Mac 6.377% 2037[2]	1,477	1,518
Freddie Mac 4.50% 2038	22,250	20,628
Freddie Mac 4.663% 2038[2]	2,056	2,045
Freddie Mac 4.944% 2038[2]	553	554
Freddie Mac 5.542% 2038[2]	1,948	1,979
Freddie Mac, Series 2356, Class GD, 6.00% 2016	1,740	1,786
Freddie Mac, Series 1567, Class A, 2.90% 2023[2]	353	331
Freddie Mac, Series 3061, Class PN, 5.50% 2035	580	588
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	1,790	1,356
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	1,733	1,342
Freddie Mac, Series 3257, Class PA, 5.50% 2036	1,807	1,810
Freddie Mac, Series 3233, Class PA, 6.00% 2036	1,720	1,757
Freddie Mac, Series 3312, Class PA, 5.50% 2037	7,555	7,536
Government National Mortgage Assn. 9.50% 2009	50	51
Government National Mortgage Assn. 9.50% 2020	59	66
Government National Mortgage Assn. 8.50% 2021	89	97
Government National Mortgage Assn. 8.50% 2022	89	98
Government National Mortgage Assn. 8.50% 2022	21	23
Government National Mortgage Assn. 8.50% 2022	13	15
Government National Mortgage Assn. 8.50% 2023	145	159
Government National Mortgage Assn. 6.00% 2038	13,000	13,214
		435,195

Commercial mortgage-backed securities[1] — 5.03%
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034	724	715
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-3, 4.184% 2037	1,000	992
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC11, Class A-2, 5.016% 2037	1,000	999
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	538	519
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-PM1, Class A-2, 4.262% 2040	1,761	1,758
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	945	939
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4A, 4.936% 2042[2]	1,000	940
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CIBC14, Class A-4, 5.481% 2044[2]	1,500	1,465
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	1,000	962
Wachovia Bank Commercial Mortgage Trust, Series 2004-C12, Class M-AD, 5.439% 2041[2,4]	2,650	2,674
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	1,194	1,191
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A-7, 5.118% 2042[2]	500	475
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	1,000	988
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 2037[4]	4,500	4,339
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	1,000	1,031
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-AB, 5.10% 2038[2]	1,000	984
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-AB, 5.681% 2039[2]	500	488
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[2]	1,000	979
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-M, 5.23% 2040[2]	565	526
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	2,459	2,522
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-3B, 5.40% 2045[2]	1,500	1,471
GE Commercial Mortgage Corp., Series 2005-C2, Class A-4, 4.978% 2043[2]	2,500	2,380
GE Commercial Mortgage Corp., Series 2006-C1, Class A-AB, 5.518% 2044[2]	600	593
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	2,000	1,881
Commercial Mortgage Trust, Series 2004-LNB2, Class A-2, 3.60% 2039	1,000	996
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-4, 5.54% 2041	2,600	2,486
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	2,000	2,112
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[4]	2,000	1,970
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-1, 6.08% 2035	205	208
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-4, 4.521% 2041	1,750	1,693
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	1,235	1,273
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class A-M, 4.754% 2043	500	458
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[3,4]	1,650	1,627
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	1,382	1,385
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	129	130
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	1,465	1,501
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025	427	431
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	484	504
LB-UBS Commercial Mortgage Trust, Series 2002-C4, Class A-2, 4.023% 2026	496	494
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	1,111	1,123
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[2]	1,000	985
COBALT CMBS Commerical Mortgage Trust, Series 2006-C1, Class A-2, 5.174% 2048	1,000	979
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[2]	1,000	930
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030	597	597
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[3,4]	600	596
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	526	530
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class AM, 5.442% 2044[2]	500	476
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	397	400
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-1, 3.787% 2041	320	319
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	117	117
		56,131

Collateralized mortgage-backed obligations (privately originated)[1] — 3.36%
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[2]	1,940	1,584
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-6, Class 3-A-1, 5.89% 2037[2]	1,873	1,666
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-8, Class 2-A3, 5.992% 2037[2]	4,395	3,912
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	1,354	1,293
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	695	597
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 3-A-1, 5.872% 2047[2]	1,916	1,388
Countrywide Alternative Loan Trust, Series 2007-HY4, Class 4-A-1, 5.951% 2047[2]	2,632	2,004
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	3,206	3,001
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.582% 2027[2,4]	438	438
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.712% 2027[2,4]	679	678
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.81% 2028[2,4]	361	359
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018	1,401	1,324
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	588	491
Residential Accredit Loans, Inc., Series 2007-QS11, Class A-1, 7.00% 2037	909	772
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S12, Class A-3, 5.00% 2018	839	794
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR18, Class 1-A1, 5.343% 2037[2]	1,072	1,038
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2]	2,000	1,797
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	105	100
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[4]	2,653	1,646
Chase Mortgage Finance Trust, Series 2003-S10, Class A-1, 4.75% 2018	1,850	1,731
Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class I-A1, 4.75% 2018	1,333	1,284
Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class A-3, 5.00% 2018	440	422
CHL Mortgage Pass-Through Trust, Series 2003-50, Class A-1, 5.00% 2018	1,767	1,672
Residential Asset Securitization Trust, Series 2004-A6, Class A-1, 5.00% 2019	1,637	1,555
Wells Fargo Mortgage-backed Securities Trust, Series 2006-1, Class A-3, 5.00% 2021	1,300	1,230
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class II-A-1, 6.119% 2036[2]	1,611	1,219
GSR Mortgage Loan Trust, Series 2004-10F, Class 1-A-5, 4.50% 2019	1,241	1,148
Citicorp Mortgage Securities, Inc., Series 2003-10, Class A-1, 4.50% 2018	948	878
Ocwen Residential MBS Corp., Series 1998-R1, Class AWAC, 5.904% 2040[2,4]	1,013	865
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	654	582
		37,468

Total mortgage-backed obligations		528,794

U.S. TREASURY BONDS & NOTES — 34.91%
U.S. Treasury 3.00% 2012[3,5]	1,792	1,969
U.S. Treasury 3.875% 2012	4,000	4,102
U.S. Treasury 4.25% 2012	22,690	23,619
U.S. Treasury 4.625% 2012	7,650	8,048
U.S. Treasury 2.75% 2013	5,000	4,882
U.S. Treasury 3.625% 2013	6,000	6,087
U.S. Treasury 4.25% 2013	30,539	31,866
U.S. Treasury 4.00% 2014	7,250	7,480
U.S. Treasury 4.25% 2014	6,500	6,792
U.S. Treasury 11.25% 2015	15,000	21,706
U.S. Treasury 5.125% 2016	110,975	121,054
U.S. Treasury 4.625% 2017	47,250	49,741
U.S. Treasury 8.875% 2017	30,190	41,120
U.S. Treasury 8.125% 2019	12,195	16,303
U.S. Treasury 8.50% 2020	9,100	12,547
U.S. Treasury 7.875% 2021	3,750	5,002
U.S. Treasury 7.125% 2023	9,500	12,162
U.S. Treasury 4.50% 2036	15,100	15,001
		389,481

FEDERAL AGENCY BONDS & NOTES — 5.17%
Freddie Mac 5.25% 2011	6,000	6,269
Freddie Mac 4.50% 2014	6,000	6,062
Freddie Mac 5.25% 2016	5,000	5,191
Freddie Mac 5.50% 2016	5,000	5,269
Freddie Mac 5.50% 2017	3,500	3,689
Fannie Mae 6.00% 2011	3,500	3,724
Fannie Mae 6.125% 2012	3,000	3,226
Fannie Mae 3.625% 2013	4,250	4,156
Small Business Administration, Series SBIC-PS 2006-10A, Participating Securities, 5.408% 2016[1]	4,516	4,560
Small Business Administration, Series 2001-20K, 5.34% 2021[1]	773	782
Small Business Administration, Series 2001-20J, 5.76% 2021[1]	587	599
Small Business Administration, Series 2001-20F, 6.44% 2021[1]	1,554	1,612
Small Business Administration, Series 2003-20B, 4.84% 2023[1]	2,455	2,404
Federal Agricultural Mortgage Corp. 4.875% 2011[4]	2,000	2,062
Federal Agricultural Mortgage Corp. 5.50% 2011[4]	2,000	2,078
Federal Agricultural Mortgage Corp. 5.125% 2017[4]	1,250	1,284
United States Agency for International Development, Republic of Egypt 4.45% 2015	1,000	1,010
United States Agency for International Development, State of Israel, Class 1-A, 5.50% 2023	2,000	2,151
Federal Home Loan Bank 2.50% 2009	1,000	996
United States Government-Guaranteed Ship Financing Obligations, Rowan Companies, Inc. (Title XI) 5.88% 2012[1]	543	571
		57,695

ASSET-BACKED OBLIGATIONS[1] — 4.98%
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	1,000	1,005
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	5,570	5,670
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 2013[3,4]	6,125	3,981
CPS Auto Receivables Trust, Series 2007-B, Class A-4, FSA insured, 5.60% 2014[3,4]	1,650	1,405
CPS Auto Receivables Trust, Series 2007-C, Class A-4, FSA insured, 5.92% 2014[4]	1,000	846
CarMax Auto Owner Trust, Series 2007-2, Class A-4, 5.27% 2012	5,000	4,908
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[4]	4,032	4,059
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[4]	3,000	2,886
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	2,653	2,597
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-3, AMBAC insured, 4.80% 2035[3,4]	2,650	2,203
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	2,125	2,131
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA3, Class A-I-3, MBIA insured, 6.03% 2037[2]	1,500	1,059
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[2]	999	976
John Deere Owner Trust, Series 2008, Class A-4, 4.89% 2015	2,000	1,949
Prestige Auto Receivables Trust, Series 2007-1, Class A-3, FSA insured, 5.58% 2014[3,4]	2,000	1,840
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015	1,850	1,820
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	1,500	1,508
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[3,4]	2,168	1,508
Nissan Auto Receivables Owner Trust, Series 2008-A, Class A-4, 4.28% 2014	1,500	1,476
Ford Credit Auto Owner Trust, Series 2008-A, Class A-4, 4.37% 2012	1,500	1,476
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-3, 5.09% 2015	1,450	1,439
Washington Mutual Master Note Trust, Series 2007-A4A, Class A-4, 5.20% 2014[4]	1,500	1,416
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-1, 4.192% 2020	1,000	969
CenterPoint Energy Transition Bond Company III, LLC, Series 2008, Class A-2, 5.234% 2023	250	239
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	1,000	1,020
Discover Card Execution Note Trust, Series 2008-2, Class A, 3.471% 2012[2]	1,000	1,004
World Omni Auto Receivables Trust, Series 2008-A, Class A-4, 4.74% 2013	1,000	972
Argent Securities Trust, Series 2006-W3, Class A-2C, 2.663% 2036[2]	1,000	883
GMAC Mortgage Loan Trust, Series 2007-HE2, Class A-3, FGIC insured, 6.193% 2037[2]	1,626	806
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[4]	750	700
AMRESCO Residential Securities Corp. Mortgage Loan Trust, Series 1997-2, Class A-7, 7.57% 2027	479	463
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 6.49% 2031[2]	488	362
		55,576

INDUSTRIALS — 0.29%
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[1,4]	2,044	2,100
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[1,4]	1,042	1,095
		3,195

ENERGY — 0.02%
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010[1,4]	222	221

Total bonds, notes & other debt instruments (cost: $1,037,361,000)		1,034,962

	Principal amount	Market value
Short-term securities — 9.62%	(000)	(000)

Medtronic Inc. 2.25% due 7/23/2008[4]	$21,000	$20,970
Park Avenue Receivables Co., LLC 2.60% due 7/1/2008[4]	19,000	18,999
Harley-Davidson Funding Corp. 2.10% due 7/16/2008[4]	16,200	16,181
AT&T Inc. 2.18%–2.22% due 7/24–7/29/2008[4]	14,500	14,476
Coca-Cola Co. 2.18%–2.20% due 7/3–8/19/2008[4]	13,300	13,278
Johnson & Johnson 2.10% due 8/26/2008[4]	12,100	12,048
Merck & Co. Inc. 2.12% due 7/30/2008	11,400	11,380

Total short-term securities (cost: $107,347,000)		107,332

Total investment securities (cost: $1,144,708,000)		1,142,294
Other assets less liabilities		(26,662)

Net assets		$1,115,632

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically.
[3]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $18,224,000, which represented 1.63% of the net assets of the fund.
[4]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $140,828,000, which represented 12.62% of the net assets of the fund.

[5]	Index-linked bond whose principal amount moves with a government retail price index.

Cash Management Fund
Investment portfolio

June 30, 2008
 unaudited

Short-term securities — 99.85%	Principal amount (000)	Market value (000)

CORPORATE SHORT-TERM NOTES — 93.73%
Toyota Motor Credit Corp. 2.25%–2.39% due 7/15–8/13/2008	$16,100	$16,073
Toyota Credit de Puerto Rico Corp. 2.35% due 8/4/2008	5,000	4,989
United Parcel Service Inc. 2.00% due 7/16/2008[1]	20,000	19,982
Bank of America Corp. 2.35% due 7/14/2008	15,000	14,985
Enterprise Funding Corp. 2.72% due 8/4/2008[1]	5,000	4,987
Medtronic Inc. 2.10%–2.15% due 7/9–8/11/2008[1]	20,000	19,970
JPMorgan Chase & Co. 2.20% due 7/7/2008	15,000	14,993
Jupiter Securitization Co., LLC 2.75% due 8/28/2008[1]	5,000	4,976
Nestlé Finance International Ltd. 2.14%–2.16% due 7/18–7/31/2008	20,000	19,967
E.I. duPont de Nemours and Co. 2.12%–2.17% due 7/11–8/28/2008[1]	20,000	19,959
Toronto-Dominion Holdings USA Inc. 2.39%–2.53% due 7/14–8/15/2008[1]	20,000	19,958
Procter & Gamble International Funding S.C.A. 2.18% due 8/4–8/8/2008[1]	20,000	19,956
Private Export Funding Corp. 2.12% due 8/11/2008[1]	20,000	19,946
Caisse d’Amortissement de la Dette Sociale 2.20% due 8/18/2008	20,000	19,940
Walt Disney Co. 2.05%–2.14% due 7/9–8/15/2008	19,917	19,890
Coca-Cola Co. 1.98%–2.05% due 7/21/2008[1]	19,900	19,873
IBM Corp. 2.16%–2.25% due 7/23–9/2/2008[1]	19,796	19,734
Unilever Capital Corp. 2.20%–2.25% due 8/7–8/25/2008[1]	19,700	19,643
Becton, Dickinson and Co. 2.12%–2.17% due 7/11–7/28/2008	19,374	19,346
Abbott Laboratories 1.97%–1.98% due 7/8–7/15/2008[1]	19,200	19,182
Yale University 2.15%–2.19% due 7/8–7/15/2008	18,600	18,585
American Honda Finance Corp. 2.28%–2.30% due 8/19–8/26/2008	18,250	18,176
John Deere Capital Corp. 2.14%–2.17% due 7/1–8/13/2008[1]	18,200	18,166
Johnson & Johnson 2.02%–2.05% due 8/5–8/13/2008[1]	18,200	18,153
NetJets Inc. 2.17%–2.19% due 7/23–8/7/2008[1]	17,700	17,668
Danske Corp. 2.47%–2.48% due 7/1–7/16/2008[1]	17,400	17,389
Brown-Forman Corp. 2.10%–2.25% due 7/22–8/20/2008[1]	16,900	16,865
CBA (Delaware) Finance Inc. 2.35%–2.50% due 7/30/2008	15,100	15,068
Genentech, Inc. 2.19% due 7/24/2008[1]	15,000	14,978
ING (U.S.) Funding LLC 2.48% due 8/1/2008	15,000	14,967
Novartis Finance Corp. 2.22% due 8/6/2008[1]	15,000	14,966
Canadian Wheat Board 2.02% due 8/8/2008	15,000	14,958
Calyon North America Inc. 2.54% due 8/19/2008	15,000	14,947
Swedish Export Credit Corp. 2.11% due 7/22/2008	14,300	14,278
KfW 2.16% due 8/5/2008[1]	14,300	14,264
Pfizer Inc 2.11%–2.16% due 7/2–8/8/2008[1]	14,000	13,988
Chevron Funding Corp. 2.03% due 7/3/2008	13,800	13,798
Wal-Mart Stores Inc. 2.10%–2.17% due 7/22/2008[1]	13,000	12,983
American Express Credit Corp. 2.28%–2.45% due 7/2–8/12/2008	11,900	11,871
Illinois Tool Works Inc. 2.26% due 7/21/2008	10,000	9,987
3M Co. 2.13% due 7/29/2008	9,000	8,985
Paccar Financial Corp. 2.10%–2.20% due 8/12–8/29/2008	8,200	8,169
Harvard University 1.98% due 7/7/2008	8,000	7,995
Estée Lauder Companies Inc. 2.20% due 7/18/2008[1]	7,800	7,791
Eksportfinans ASA 2.48% due 7/1/2008[1]	7,740	7,739
Rabobank USA Financial Corp. 2.47% due 8/8/2008	7,000	6,981
Svenska Handelsbanken Inc. 2.47% due 7/11/2008	5,000	4,996
Electricité de France 2.23% due 7/21/2008[1]	5,000	4,993
Westpac Banking Corp. 2.45% due 8/6/2008[1]	5,000	4,987
Kimberly-Clark Worldwide Inc. 2.23% due 8/18/2008[1]	4,500	4,486
HSBC Finance Corp. 2.35% due 7/29/2008	4,300	4,292
Variable Funding Capital Corp. 2.50% due 8/6/2008[1]	3,400	3,390
		719,208

FEDERAL AGENCY DISCOUNT NOTES — 6.12%
Federal Home Loan Bank 2.25% due 8/13–8/27/2008	23,050	22,983
Fannie Mae 2.20%–2.28% due 8/1–8/27/2008	14,040	14,005
Freddie Mac 2.28% due 8/25/2008	10,000	9,969
		46,957

Total investment securities (cost: $766,240,000)		766,165
Other assets less liabilities		1,134

Net assets		$767,299

[1]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $400,972,000, which represented 52.26% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

American Funds Insurance Series serves as the underlying investment for multiple insurance products, including variable annuity contracts and variable life insurance policies. The funds can only be purchased through insurance products. This material is not an offer of the funds.

MFGEFP-995-0808O-S15862

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INSURANCE SERIES

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael J. Downer
Michael J. Downer, Executive Vice President and Principal Executive Officer

Date: September 5, 2008

By /s/ David A. Pritchett
David A. Pritchett, Treasurer and Principal Financial Officer

Date: September 5, 2008